                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-06241

                            Loomis Sayles Funds II
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

             399 Boylston Street, Boston, Massachusetts     02116
--------------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip code)

                          Coleen Downs Dinneen, Esq.
                          Natixis Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1.   Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO]
NATIXIS
  FUNDS

INCOME FUNDS
ANNUAL REPORT


                                                             September 30, 2007


      Loomis Sayles Core Plus Bond Fund
      Loomis Sayles High Income Fund
      Loomis Sayles Limited Term Government and Agency Fund
      Loomis Sayles Massachusetts Tax Free Income Fund
      Loomis Sayles Municipal Income Fund
      Loomis Sayles Strategic Income Fund

[LOGO]
LS
LOOMIS SAYLES & COMPANY, L.P.

                                    [GRAPHIC]



TABLE OF CONTENTS

Management Discussion and Performance.................................... page 1

Portfolio of Investments................................................ page 20

Financial Statements.................................................... page 45

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

Volatility in the fixed-income markets during the 12 months ended September 30, 2007 reflected concerns over the rising pace of mortgage defaults in the United States, as well as sliding consumer confidence and the weakness of the U.S. dollar. The Federal Reserve Board fought the liquidity crunch in stages, ultimately moving aggressively with a 0.50% cut in short-term interest rates on September 18, 2007. Treasury yields bounced back up and market conditions began to stabilize.

For the fiscal year ended September 30, 2007, Loomis Sayles Core Plus Bond Fund's total return was 5.70% based on the net asset value of Class A shares and $0.56 in reinvested dividends. The fund outperformed its benchmark, the Lehman Aggregate Bond Index, which returned 5.14% for the period. The fund also outperformed the 4.24% average return on the funds in Morningstar's Intermediate-Term Bond category. The 30-day SEC yield on Class A shares of the fund on September 30, 2007 was 4.26%.

FUND'S AVERAGE CREDIT QUALITY ROSE DURING FISCAL 2007
Although high-yielding bonds generally underperformed during the fiscal year, not all issuers were affected equally. Certain high-yielding industrial bonds performed relatively well, and our research and security selection helped the fund outperform its benchmark and Morningstar peer group.

However, we gradually trimmed lower-quality and investment-grade positions during the year and used the proceeds to build the fund's positions in higher-quality issues. This shift reflected our concern that spreads - the difference in yield between higher- and lower-quality bonds - were historically tight and we did not believe this trend was sustainable. The fund's increased emphasis on quality helped insulate it to some extent when lower-grade bond prices were retreating, and the fund was able to capture some of the price increase in U.S. Treasuries that accompanied the Fed's actions.

DURATION STRATEGY LENGTHENED DURING THE PERIOD
At the beginning of the fiscal year last October, the fund's duration was essentially the same as its benchmark, but we gradually extended duration as the year progressed. Duration is a measure of a portfolio's sensitivity to changes in interest rates. A longer duration allows the fund to benefit when declining interest rates elevate bond prices. Even though long-term interest rates moved higher early in the period, depressing bond prices, the fund's longer-term bonds generated higher income and subsequently benefited when interest rates declined later in the summer.

During the second half of the fiscal year, investors' pursuit of safety increased demand for shorter-term, less risky securities. This increase in demand drove prices of short-term bonds up more than long-term bond prices. Long-term rates, which had moved higher in the first two quarters, ebbed only fractionally lower in the second half. Since we had maintained the portfolio in a "barbell" configuration, focusing assets at opposite ends of the maturity spectrum, the fund participated in both markets, but to a limited extent.

INTERNATIONAL CURRENCIES OUTPERFORMED THE U.S. DOLLAR, TIPS DID WELL
We also added to the fund's position in securities issued in currencies other than the U.S. dollar. The fund's best-performing holdings were its bonds denominated in the Norwegian krone. Norway has a strong economy and roughly half of Western Europe's oil and gas reserves.

TIPS (Treasury Inflation Protected Securities) were another strong area for the fund. More than other types of Treasury securities, prices of TIPS rise if inflation expectations rise, and vice versa. The Fed's surprise rate cut in September, which was intended to alleviate recession concerns, also rekindled inflation concerns, and the fund's TIPS position was a positive.

OUTLOOK IS FOR ANOTHER FED RATE CUT
While consumer confidence has slipped and retail sales have been softer than expected, consumers have been resilient. Moreover, the weak dollar and strong global economic growth may set the stage for higher U.S. exports. The September rate cut was positively received, and we believe the Fed will continue to do what is necessary to keep the economy and the financial markets on a stable course.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  September 30, 1997 through September 30, 2007

                                    [CHART]


                Net Asset    Maximum Sales Lehman Aggregate Lehman U.S.
                 Value/1/      Charge/2/      Bond Index   Credit Index
               -----------     ------------   -----------   ----------
     9/30/1997   $10,000        $ 9,550       $10,000       $10,000
    10/31/1997    10,095          9,641        10,145        10,127
    11/30/1997    10,141          9,685        10,192        10,184
    12/31/1997    10,246          9,785        10,294        10,292
     1/31/1998    10,382          9,915        10,427        10,414
     2/28/1998    10,415          9,947        10,419        10,411
     3/31/1998    10,480         10,008        10,455        10,449
     4/30/1998    10,528         10,054        10,509        10,515
     5/31/1998    10,636         10,157        10,609        10,640
     6/30/1998    10,675         10,195        10,699        10,718
     7/31/1998    10,647         10,168        10,722        10,708
     8/31/1998    10,542         10,067        10,896        10,758
     9/30/1998    10,949         10,456        11,151        11,107
    10/31/1998    10,834         10,346        11,092        10,936
    11/30/1998    11,049         10,552        11,155        11,142
    12/31/1998    11,067         10,569        11,189        11,174
     1/31/1999    11,186         10,683        11,269        11,285
     2/28/1999    10,961         10,467        11,072        11,017
     3/31/1999    11,112         10,612        11,133        11,095
     4/30/1999    11,200         10,696        11,168        11,127
     5/31/1999    10,957         10,463        11,071        10,978
     6/30/1999    10,886         10,397        11,035        10,921
     7/31/1999    10,844         10,356        10,988        10,861
     8/31/1999    10,801         10,315        10,983        10,834
     9/30/1999    10,983         10,489        11,110        10,952
    10/31/1999    11,008         10,513        11,151        11,002
    11/30/1999    11,025         10,529        11,150        11,014
    12/31/1999    11,030         10,534        11,097        10,956
     1/31/2000    10,984         10,490        11,060        10,917
     2/29/2000    11,108         10,608        11,194        11,018
     3/31/2000    11,260         10,754        11,342        11,112
     4/30/2000    11,053         10,556        11,309        11,015
     5/31/2000    10,971         10,478        11,304        10,974
     6/30/2000    11,304         10,795        11,539        11,249
     7/31/2000    11,371         10,859        11,644        11,385
     8/31/2000    11,517         10,999        11,813        11,534
     9/30/2000    11,534         11,015        11,887        11,594
    10/31/2000    11,469         10,953        11,966        11,606
    11/30/2000    11,578         11,057        12,161        11,756
    12/31/2000    11,846         11,313        12,387        11,984
     1/31/2001    12,140         11,594        12,589        12,312
     2/28/2001    12,260         11,709        12,699        12,420
     3/31/2001    12,275         11,723        12,763        12,496
     4/30/2001    12,205         11,656        12,710        12,451
     5/31/2001    12,283         11,730        12,786        12,566
     6/30/2001    12,287         11,734        12,835        12,629
     7/31/2001    12,598         12,031        13,122        12,959
     8/31/2001    12,737         12,164        13,272        13,133
     9/30/2001    12,684         12,113        13,427        13,113
    10/31/2001    12,934         12,352        13,708        13,439
    11/30/2001    12,848         12,270        13,519        13,322
    12/31/2001    12,705         12,133        13,433        13,231
     1/31/2002    12,675         12,105        13,541        13,343
     2/28/2002    12,626         12,058        13,673        13,443
     3/31/2002    12,488         11,926        13,445        13,195
     4/30/2002    12,606         12,038        13,706        13,379
     5/31/2002    12,712         12,140        13,822        13,556
     6/30/2002    12,405         11,847        13,942        13,578
     7/31/2002    12,261         11,710        14,110        13,571
     8/31/2002    12,541         11,977        14,348        13,923
     9/30/2002    12,582         12,016        14,581        14,187
    10/31/2002    12,512         11,949        14,514        14,023
    11/30/2002    12,750         12,176        14,511        14,204
    12/31/2002    13,066         12,478        14,810        14,623
     1/31/2003    13,139         12,548        14,823        14,671
     2/28/2003    13,328         12,728        15,028        14,964
     3/31/2003    13,367         12,765        15,016        14,975
     4/30/2003    13,567         12,957        15,140        15,252
     5/31/2003    13,837         13,215        15,423        15,733
     6/30/2003    13,859         13,236        15,392        15,694
     7/31/2003    13,384         12,782        14,875        15,025
     8/31/2003    13,512         12,904        14,973        15,143
     9/30/2003    13,902         13,276        15,370        15,672
    10/31/2003    13,867         13,243        15,226        15,505
    11/30/2003    13,951         13,324        15,263        15,576
    12/31/2003    14,178         13,540        15,418        15,750
     1/31/2004    14,299         13,656        15,542        15,909
     2/29/2004    14,410         13,761        15,710        16,109
     3/31/2004    14,518         13,864        15,828        16,264
     4/30/2004    14,147         13,511        15,416        15,752
     5/31/2004    14,023         13,392        15,355        15,641
     6/30/2004    14,108         13,474        15,441        15,707
     7/31/2004    14,268         13,626        15,594        15,901
     8/31/2004    14,553         13,898        15,892        16,276
     9/30/2004    14,636         13,978        15,935        16,368
    10/31/2004    14,796         14,130        16,069        16,526
    11/30/2004    14,766         14,102        15,940        16,361
    12/31/2004    14,900         14,230        16,087        16,574
     1/31/2005    14,936         14,264        16,188        16,706
     2/28/2005    14,921         14,250        16,093        16,607
     3/31/2005    14,727         14,065        16,010        16,400
     4/30/2005    14,789         14,124        16,227        16,620
     5/31/2005    14,927         14,255        16,402        16,853
     6/30/2005    15,025         14,349        16,492        16,987
     7/31/2005    14,983         14,309        16,341        16,816
     8/31/2005    15,136         14,455        16,551        17,072
     9/30/2005    14,991         14,316        16,380        16,816
    10/31/2005    14,886         14,216        16,251        16,633
    11/30/2005    14,941         14,269        16,323        16,734
    12/31/2005    15,063         14,386        16,478        16,899
     1/31/2006    15,113         14,433        16,479        16,865
     2/28/2006    15,167         14,485        16,533        16,939
     3/31/2006    15,055         14,378        16,371        16,701
     4/30/2006    15,066         14,388        16,342        16,640
     5/31/2006    15,022         14,346        16,324        16,611
     6/30/2006    15,034         14,358        16,359        16,636
     7/31/2006    15,239         14,553        16,580        16,881
     8/31/2006    15,446         14,751        16,834        17,194
     9/30/2006    15,596         14,894        16,982        17,386
    10/31/2006    15,731         15,023        17,094        17,524
    11/30/2006    15,963         15,244        17,292        17,772
    12/31/2006    15,867         15,153        17,192        17,619
     1/31/2007    15,878         15,163        17,185        17,615
     2/28/2007    16,173         15,445        17,450        17,970
     3/31/2007    16,141         15,415        17,450        17,884
     4/30/2007    16,238         15,507        17,544        18,013
     5/31/2007    16,096         15,372        17,411        17,837
     6/30/2007    15,982         15,263        17,360        17,753
     7/31/2007    16,084         15,361        17,505        17,814
     8/31/2007    16,306         15,573        17,719        17,978
     9/30/2007    16,483         15,741        17,854        18,122

Average Annual Total Returns -- September 30, 2007/4/


                                     1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value/1/                    5.70%  5.55%    5.12%
With Maximum Sales Charge/2/          0.95   4.58     4.64

CLASS B (inception 9/13/93)
Net Asset Value/1/                    4.90   4.74     4.35
With CDSC/3/                         -0.10   4.40     4.35

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    4.91   4.76     4.34
With CDSC/3/                          3.91   4.76     4.34

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                    6.06   5.88     5.48
------------------------------------------------------------

COMPARATIVE PERFORMANCE              1 YEAR 5 YEARS 10 YEARS
Lehman Aggregate Bond Index           5.14%  4.13%    5.97%
Lehman U.S. Credit Index              4.23   5.02     6.13
Morningstar Int.-Term Bond Fund Avg.  4.24   4.08     5.19

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       9/30/07    9/30/06
------------------------------------------
Aaa                   66.4       56.4
------------------------------------------
Aa                     1.4        1.5
------------------------------------------
A                      3.4        1.2
------------------------------------------
Baa                   13.1       16.6
------------------------------------------
Ba                     6.4       13.1
------------------------------------------
B                      3.9        5.0
------------------------------------------
Caa                    0.8         --
------------------------------------------
Not Rated*             1.9        4.7
------------------------------------------
Short-term and other   2.7        1.5
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less               5.8         6.8
--------------------------------------------------
1-5 years                   30.1        39.4
--------------------------------------------------
5-10 years                  39.2        38.5
--------------------------------------------------
10+ years                   24.9        15.3
--------------------------------------------------
Average Effective Maturity   9.5 years   7.6 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/5/ Net Expense Ratio/6/
-------------------------------------------------------
     A                       1.08%                1.00%
-------------------------------------------------------
     B                       1.83                 1.75
-------------------------------------------------------
     C                       1.82                 1.75
-------------------------------------------------------
     Y                       0.80                 0.75
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/Before reductions and reimbursements.
/6/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Matthew J. Eagan, CFA
Kathleen C. Gaffney, CFA
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFHX
                                 Class B NEHBX
                                 Class C NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

Bond prices became increasingly volatile during the spring and summer, as fears spread that defaults in the subprime mortgage market might threaten the long-running U.S. economic expansion. To shore up sagging confidence, the Federal Reserve Board cut interest rates by 0.50% in September. Meanwhile, the U.S. dollar continued to weaken, fueling gains in overseas markets.

For the fiscal year ended September 30, 2007, Loomis Sayles High Income Fund's total return was 8.10% based on the net asset value of Class A shares and $0.38 in reinvested dividends. For the period, the fund surpassed its benchmark, the Lehman High Yield Composite Index, which returned 7.54%, and outperformed the 7.08% average return on Morningstar's High Yield Bond category. As of September 30, 2007, the 30-day SEC yield on the fund's Class A shares was 6.19%.

FUND'S FLEXIBILITY AND SHIFT TO HIGHER-QUALITY ISSUES WERE POSITIVE
The fund's ability to invest in securities that are not part of the Lehman benchmark - including U.S. Treasury securities, bonds denominated in foreign currencies and equity securities - contributed to its performance edge during the period. Yield spreads (the difference in yield between higher- and lower-quality bonds) remained narrow for several months. This meant that high-yield issues offered relatively little yield advantage over higher-quality bonds, so we edged the fund upward in quality during the fiscal year.

During the subprime mortgage upheaval, yield spreads widened dramatically, wiping out earlier gains in high-yield issues as investors moved out of riskier assets. Results were better among the fund's investment-grade holdings, thanks to successful selection in bonds with Moody's ratings in the AAA, AA and BBB categories. Other positive contributors included several foreign bonds and certain bonds issued by financial companies with below investment-grade ratings. The fund's best-performing U.S. securities included common and preferred stocks.

WEAK U.S. DOLLAR BOOSTED OVERSEAS HOLDINGS
Leading contributors among non-U.S. bonds included securities issued by supranational organizations denominated in Brazil's real and Iceland's krona. Emerging-market issues that added to returns included those tied to South Africa's rand, bonds denominated in Mexico's peso and the Malaysian ringgit. Japan was the only disappointing country, in absolute terms. Securities domiciled in Canada, Austria and Germany performed well, but fund holdings in these countries trailed their benchmarks.

INDUSTRIAL, HOUSING, AND LOWER-RATED ISSUES WERE WEAK
The housing meltdown caused sharp declines in the securities of lower-rated homebuilders and materials suppliers. Basic industry, technology and communications also suffered as investors worried about general economic weakness and the possible lack of capital as the credit crisis played itself out. These holdings detracted from the fund's results. In general, performance trailed off with each step down the ratings ladder; certain B-rated issues were the fund's worst performers.

OUTLOOK IS FOR SLOWING GROWTH
While consumer confidence has slipped and retail sales have been softer than expected, in general consumers were resilient during the fund's fiscal year. We believe the worst effects of the credit crisis will have been seen by the end of calendar 2007, although we think additional Fed rate cuts may lie ahead. Non-residential construction is strong, and the weak dollar is boosting U.S. export activity.

However, stiff increases in monthly payments as millions of adjustable-rate mortgages are reset could restrain consumer spending - a large part of the overall economy - keeping growth moderate and interest rates in check. Lower rates would favor Treasury securities, but better opportunities may be found in other parts of the market. Investors have become less risk-averse than they were this summer, and the depressed mortgage-backed sector may begin to recover.

Investment-grade corporate bonds may mirror the economy if it regains momentum next year. High-yield bonds also hold potential for good performance in upcoming quarters, but an excess supply in loans in the wake of leveraged buyouts must be worked off first.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  September 30, 1997 through September 30, 2007

                                     [CHART]

                    Net Asset       Maximum Sales   Lehman High Yield
                     Value/1/         Charge/2/      Composite Index
                    ---------       -------------   ------------------
 9/30/1997           $10,000         $ 9,550           $10,000
10/31/1997             9,913           9,467            10,009
11/30/1997            10,046           9,594            10,105
12/31/1997            10,139           9,683            10,193
 1/31/1998            10,291           9,828            10,377
 2/28/1998            10,277           9,814            10,437
 3/31/1998            10,383           9,916            10,535
 4/30/1998            10,439           9,969            10,577
 5/31/1998            10,422           9,953            10,614
 6/30/1998            10,458           9,987            10,652
 7/31/1998            10,442           9,972            10,712
 8/31/1998             9,717           9,280            10,121
 9/30/1998             9,625           9,192            10,167
10/31/1998             9,423           8,999             9,959
11/30/1998            10,099           9,645            10,372
12/31/1998             9,965           9,517            10,383
 1/31/1999            10,189           9,731            10,538
 2/28/1999            10,253           9,792            10,476
 3/31/1999            10,420           9,951            10,575
 4/30/1999            10,644          10,165            10,780
 5/31/1999            10,383           9,916            10,634
 6/30/1999            10,354           9,888            10,612
 7/31/1999            10,312           9,848            10,654
 8/31/1999            10,151           9,695            10,537
 9/30/1999            10,085           9,632            10,461
10/31/1999            10,176           9,718            10,391
11/30/1999            10,243           9,782            10,513
12/31/1999            10,363           9,897            10,632
 1/31/2000            10,248           9,787            10,586
 2/29/2000            10,294           9,831            10,606
 3/31/2000             9,983           9,534            10,383
 4/30/2000             9,977           9,528            10,400
 5/31/2000             9,699           9,263            10,293
 6/30/2000             9,993           9,543            10,503
 7/31/2000            10,052           9,600            10,583
 8/31/2000            10,012           9,561            10,656
 9/30/2000             9,804           9,363            10,562
10/31/2000             9,315           8,896            10,224
11/30/2000             8,541           8,157             9,819
12/31/2000             8,694           8,303            10,009
 1/31/2001             9,703           9,267            10,759
 2/28/2001             9,655           9,220            10,902
 3/31/2001             9,162           8,749            10,645
 4/30/2001             8,880           8,481            10,513
 5/31/2001             8,904           8,504            10,702
 6/30/2001             8,393           8,015            10,402
 7/31/2001             8,558           8,173            10,555
 8/31/2001             8,493           8,110            10,679
 9/30/2001             7,720           7,372             9,962
10/31/2001             7,635           7,291            10,208
11/30/2001             7,882           7,527            10,580
12/31/2001             7,768           7,418            10,537
 1/31/2002             7,816           7,464            10,611
 2/28/2002             7,578           7,237            10,463
 3/31/2002             7,782           7,432            10,714
 4/30/2002             7,719           7,371            10,886
 5/31/2002             7,606           7,264            10,825
 6/30/2002             7,062           6,744            10,027
 7/31/2002             6,586           6,290             9,589
 8/31/2002             6,817           6,510             9,863
 9/30/2002             6,564           6,269             9,733
10/31/2002             6,561           6,266             9,648
11/30/2002             6,997           6,682            10,246
12/31/2002             7,081           6,762            10,389
 1/31/2003             7,231           6,905            10,735
 2/28/2003             7,332           7,002            10,867
 3/31/2003             7,521           7,183            11,180
 4/30/2003             7,956           7,598            11,843
 5/31/2003             8,095           7,731            11,966
 6/30/2003             8,270           7,898            12,310
 7/31/2003             8,105           7,741            12,174
 8/31/2003             8,191           7,823            12,314
 9/30/2003             8,460           8,079            12,651
10/31/2003             8,640           8,251            12,906
11/30/2003             8,821           8,424            13,102
12/31/2003             9,056           8,649            13,399
 1/31/2004             9,197           8,783            13,654
 2/29/2004             9,156           8,744            13,620
 3/31/2004             9,208           8,794            13,713
 4/30/2004             8,997           8,593            13,619
 5/31/2004             8,764           8,370            13,389
 6/30/2004             8,954           8,551            13,581
 7/31/2004             9,026           8,620            13,765
 8/31/2004             9,273           8,855            14,035
 9/30/2004             9,401           8,978            14,239
10/31/2004             9,609           9,177            14,496
11/30/2004             9,761           9,322            14,671
12/31/2004             9,993           9,544            14,890
 1/31/2005            10,026           9,575            14,871
 2/28/2005            10,259           9,797            15,089
 3/31/2005             9,896           9,451            14,650
 4/30/2005             9,694           9,258            14,508
 5/31/2005             9,946           9,498            14,765
 6/30/2005            10,183           9,724            15,055
 7/31/2005            10,343           9,877            15,318
 8/31/2005            10,397           9,930            15,347
 9/30/2005            10,373           9,907            15,194
10/31/2005            10,245           9,784            15,088
11/30/2005            10,345           9,880            15,167
12/31/2005            10,496          10,024            15,297
 1/31/2006            10,809          10,323            15,541
 2/28/2006            10,974          10,481            15,645
 3/31/2006            11,016          10,520            15,739
 4/30/2006            11,080          10,581            15,836
 5/31/2006            10,880          10,390            15,834
 6/30/2006            10,899          10,409            15,778
 7/31/2006            11,004          10,509            15,933
 8/31/2006            11,239          10,733            16,191
 9/30/2006            11,348          10,838            16,420
10/31/2006            11,589          11,067            16,644
11/30/2006            11,804          11,273            16,924
12/31/2006            11,952          11,414            17,109
 1/31/2007            12,058          11,516            17,300
 2/28/2007            12,210          11,661            17,542
 3/31/2007            12,205          11,656            17,561
 4/30/2007            12,405          11,847            17,789
 5/31/2007            12,487          11,925            17,922
 6/30/2007            12,249          11,698            17,600
 7/31/2007            11,803          11,272            16,977
 8/31/2007            12,033          11,492            17,208
 9/30/2007            12,268          11,716            17,659

Average Annual Total Returns -- September 30, 2007/4/


                                                                 SINCE
                                      1 YEAR 5 YEARS 10 YEARS  INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value/1/                     8.10%  13.32%   2.07%       --
With Maximum Sales Charge/2/           3.23   12.30    1.60        --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                     7.21   12.51    1.32        --
With CDSC/3/                           2.21   12.26    1.32        --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                     7.22   12.46      --      1.08
With CDSC/3/                           6.22   12.46      --      1.08
--------------------------------------------------------------------------

                                                                 SINCE
                                                                CLASS C
COMPARATIVE PERFORMANCE               1 YEAR 5 YEARS 10 YEARS INCEPTION/5/
Lehman High Yield Composite Index      7.54%  12.65%   5.85%     5.59%
Morningstar High Yield Bond Fund Avg.  7.08   11.24    4.30      4.12

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       9/30/07    9/30/06
------------------------------------------
Aaa                   15.5        8.0
------------------------------------------
Aa                     1.9        2.5
------------------------------------------
A                      0.7        0.5
------------------------------------------
Baa                    8.9        6.8
------------------------------------------
Ba                    17.4       17.4
------------------------------------------
B                     24.9       39.4
------------------------------------------
Caa                   15.9        6.8
------------------------------------------
Not Rated*            11.7       13.7
------------------------------------------
Short-term and other   3.1        4.9
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less               4.2         4.0
--------------------------------------------------
1-5 years                   21.9        25.9
--------------------------------------------------
5-10 years                  19.4        23.1
--------------------------------------------------
10+ years                   54.5        47.0
--------------------------------------------------
Average Effective Maturity  13.8 years  12.0 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A                      1.48%         1.15%
-------------------------------------------------------
     B                       2.25          1.90
-------------------------------------------------------
     C                       2.23          1.90
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/The since-inception comparative performance figures shown for Class C shares are calculated from 4/1/98.
/6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFLX
                                 Class B NELBX
                                 Class C NECLX
                                 Class Y NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

U.S. fixed-income securities provided positive returns for the 12 months ended September 30, 2007, despite volatility in July and August, when simmering worries about subprime mortgage lending began to boil over. For the first nine months of this period, the Federal Reserve Board left rates unchanged, which led to a relatively calm environment for bond investors. By this summer, concerns stemming from the high rate of mortgage defaults took hold, affecting both the stock and bond markets. Not for the first time in history, a "flight to safety" played itself out until mid September, when the Fed's concern about recession replaced its inflation fears, prompting them to cut the federal funds rate to 4.75% from 5.25%. Market conditions began to stabilize as September drew to a close.

For the fiscal year ended September 30, 2007, Loomis Sayles Limited Term Government and Agency Fund's total return was 4.46% based on the net asset value of Class A shares and $0.48 in reinvested dividends. By comparison, the fund's benchmark, the Lehman 1-5 Year Government Bond Index returned 5.89%, while the average return on Morningstar's Short Government category was 4.74%. The 30-day SEC yield on the fund's Class A shares was 4.17% as of September 30, 2007.

YIELD ADVANTAGE OF MORTGAGE-BACKED SECURITIES WAS STRONGLY POSITIVE
The fund's emphasis on mortgage-backed securities (MBS) helped it outperform its benchmark during the first nine months of the year, primarily because these securities offer higher yields in return for greater risk. However in the closing quarter of the fiscal year, growing turmoil in the residential mortgage market caused MBS to underperform U.S. Treasuries, more than offsetting the fund's earlier lead. As deteriorating market conditions neared a peak in the late summer and fall, even MBS issued by government-sponsored entities (GSE securities) suffered. (While the U.S. government does not guarantee GSE securities, they are viewed as having very little credit risk.) Privately issued mortgage securities - including those that were AAA-rated and insured - were the hardest hit in this market environment. AAA is Moody's Investors Service highest bond rating.

Relative to its benchmark, the fund was overweight in residential MBS throughout the year, although holdings also included some U.S. Treasury and agency securities, and securities backed by commercial mortgages and other assets. Attractive yields offered by the securities we emphasized benefited the fund during the first nine months, although they lagged U.S. Treasury bonds in the closing quarter. Prices of shorter-term securities were first to rise in response to lower interest rates. Rates on longer-term bonds also declined, but to a lesser degree.

FUND CAPITALIZED ON LOWER MBS PRICES
We made several opportunistic shifts in the portfolio during the year. As valuations fell to what we regarded as attractive levels late in the period, we increased the fund's already substantial weighting in MBS. Notably, price volatility in the private (non-government sponsored) MBS market, presented opportunities to invest in some AAA-rated securities with strong credit protection at historically low prices. We also added to the fund's holdings in securities backed by commercial mortgages, which have been less volatile than residential mortgages.

The fund's duration has remained similar to that of its benchmark. Duration is a measure of a portfolio's price sensitivity to changes in interest rates. A longer duration is an aggressive strategy; one that basically matches the benchmark is considered neutral.

U.S. ECONOMY IS EXPECTED TO SLOW
We believe the Fed may cut rates once more before the end of December, although this is not a foregone conclusion. In the relatively stable interest rate environment we see ahead, we believe the low valuations of the securities we selected will attract more investors, contributing to the fund's total return over time.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                September 30, 1997 through September 30, 2007

                                     [CHART]


                   Net Asset    Maximum Sales       Lehman 1-5 Year
                   Value/1/       Charge/2/      Government Bond Index
                   ---------     ----------         -------------
     9/30/1997     $10,000         $ 9,700             $10,000
    10/31/1997      10,112           9,809              10,094
    11/30/1997      10,129           9,825              10,113
    12/31/1997      10,206           9,900              10,189
     1/31/1998      10,354          10,044              10,305
     2/28/1998      10,330          10,020              10,304
     3/31/1998      10,313          10,003              10,339
     4/30/1998      10,353          10,042              10,388
     5/31/1998      10,420          10,108              10,451
     6/30/1998      10,496          10,181              10,510
     7/31/1998      10,510          10,195              10,555
     8/31/1998      10,678          10,358              10,717
     9/30/1998      10,984          10,654              10,912
    10/31/1998      10,877          10,551              10,955
    11/30/1998      10,843          10,518              10,931
    12/31/1998      10,866          10,540              10,968
     1/31/1999      10,925          10,597              11,015
     2/28/1999      10,799          10,475              10,922
     3/31/1999      10,850          10,524              10,999
     4/30/1999      10,881          10,555              11,030
     5/31/1999      10,800          10,476              10,994
     6/30/1999      10,730          10,408              11,025
     7/31/1999      10,678          10,358              11,043
     8/31/1999      10,674          10,354              11,070
     9/30/1999      10,795          10,472              11,153
    10/31/1999      10,816          10,491              11,179
    11/30/1999      10,827          10,502              11,193
    12/31/1999      10,792          10,468              11,183
     1/31/2000      10,746          10,423              11,161
     2/29/2000      10,841          10,516              11,245
     3/31/2000      10,976          10,647              11,334
     4/30/2000      10,941          10,612              11,349
     5/31/2000      10,946          10,618              11,386
     6/30/2000      11,103          10,770              11,536
     7/31/2000      11,158          10,823              11,611
     8/31/2000      11,275          10,937              11,716
     9/30/2000      11,362          11,021              11,818
    10/31/2000      11,403          11,061              11,888
    11/30/2000      11,558          11,211              12,025
    12/31/2000      11,693          11,343              12,200
     1/31/2001      11,842          11,487              12,367
     2/28/2001      11,931          11,573              12,460
     3/31/2001      12,006          11,646              12,559
     4/30/2001      11,982          11,622              12,567
     5/31/2001      12,042          11,681              12,629
     6/30/2001      12,050          11,689              12,672
     7/31/2001      12,274          11,906              12,857
     8/31/2001      12,355          11,985              12,953
     9/30/2001      12,549          12,173              13,206
    10/31/2001      12,738          12,355              13,364
    11/30/2001      12,572          12,195              13,276
    12/31/2001      12,495          12,120              13,255
     1/31/2002      12,561          12,185              13,297
     2/28/2002      12,686          12,305              13,383
     3/31/2002      12,503          12,128              13,244
     4/30/2002      12,732          12,350              13,443
     5/31/2002      12,819          12,434              13,518
     6/30/2002      12,947          12,558              13,660
     7/31/2002      13,132          12,738              13,872
     8/31/2002      13,261          12,863              13,970
     9/30/2002      13,380          12,979              14,139
    10/31/2002      13,409          13,007              14,162
    11/30/2002      13,348          12,947              14,085
    12/31/2002      13,515          13,109              14,274
     1/31/2003      13,508          13,103              14,261
     2/28/2003      13,625          13,217              14,364
     3/31/2003      13,616          13,207              14,386
     4/30/2003      13,639          13,230              14,419
     5/31/2003      13,722          13,310              14,546
     6/30/2003      13,697          13,286              14,552
     7/31/2003      13,412          13,010              14,359
     8/31/2003      13,457          13,053              14,367
     9/30/2003      13,680          13,270              14,584
    10/31/2003      13,584          13,177              14,487
    11/30/2003      13,621          13,212              14,480
    12/31/2003      13,716          13,305              14,583
     1/31/2004      13,775          13,362              14,635
     2/29/2004      13,881          13,465              14,743
     3/31/2004      13,934          13,516              14,818
     4/30/2004      13,683          13,273              14,582
     5/31/2004      13,638          13,229              14,551
     6/30/2004      13,690          13,279              14,567
     7/31/2004      13,767          13,354              14,645
     8/31/2004      13,940          13,522              14,803
     9/30/2004      13,936          13,518              14,797
    10/31/2004      14,008          13,588              14,865
    11/30/2004      13,945          13,527              14,758
    12/31/2004      13,991          13,572              14,808
     1/31/2005      14,011          13,591              14,803
     2/28/2005      13,956          13,538              14,744
     3/31/2005      13,915          13,497              14,724
     4/30/2005      14,037          13,616              14,847
     5/31/2005      14,109          13,685              14,929
     6/30/2005      14,130          13,706              14,964
     7/31/2005      14,066          13,644              14,880
     8/31/2005      14,165          13,740              15,008
     9/30/2005      14,084          13,661              14,934
    10/31/2005      14,022          13,601              14,905
    11/30/2005      14,064          13,642              14,960
    12/31/2005      14,157          13,732              15,027
     1/31/2006      14,162          13,738              15,045
     2/28/2006      14,209          13,783              15,050
     3/31/2006      14,141          13,717              15,047
     4/30/2006      14,148          13,724              15,088
     5/31/2006      14,144          13,719              15,100
     6/30/2006      14,165          13,740              15,125
     7/31/2006      14,305          13,876              15,259
     8/31/2006      14,434          14,001              15,393
     9/30/2006      14,535          14,099              15,485
    10/31/2006      14,599          14,161              15,552
    11/30/2006      14,703          14,262              15,650
    12/31/2006      14,695          14,254              15,630
     1/31/2007      14,707          14,266              15,653
     2/28/2007      14,839          14,394              15,806
     3/31/2007      14,879          14,433              15,864
     4/30/2007      14,946          14,498              15,926
     5/31/2007      14,906          14,459              15,880
     6/30/2007      14,893          14,446              15,934
     7/31/2007      14,976          14,527              16,096
     8/31/2007      15,087          14,634              16,277
     9/30/2007      15,185          14,729              16,397


Average Annual Total Returns -- September 30, 2007/4/


                                  1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                 4.46%  2.56%    4.27%
With Maximum Sales Charge/2/       1.33   1.94     3.95

CLASS B (Inception 9/27/93)
Net Asset Value/1/                 3.72   1.82     3.56
With CDSC/3/                      -1.28   1.47     3.56

CLASS C (Inception 12/30/94)
Net Asset Value/1/                 3.62   1.82     3.55
With CDSC/3/                       2.62   1.82     3.55

CLASS Y (Inception 3/31/94)
Net Asset Value/1/                 4.79   2.81     4.62
---------------------------------------------------------

COMPARATIVE PERFORMANCE           1 YEAR 5 YEARS 10 YEARS
Lehman 1-5 Yr Gov't Bond Index     5.89%  3.01%    5.07%
Morningstar Short Gov't Fund Avg.  4.74   2.48     4.36

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                               % of Net Assets as of
FUND COMPOSITION               9/30/07    9/30/06
----------------------------------------------------
Mortgage Related                60.7       65.4
----------------------------------------------------
Treasuries                       9.3       19.4
----------------------------------------------------
Asset-Backed Securities          5.7        4.5
----------------------------------------------------
Agency                           3.3        3.1
----------------------------------------------------
Hybrid ARMs                      2.5        2.0
----------------------------------------------------
Mortgaged Backed Securities      1.1        1.1
----------------------------------------------------
Collateralized Mortgage
 Obligation                      0.2         --
----------------------------------------------------
Government Sponsored              --        2.7
----------------------------------------------------
Short Term Investments & Other  17.2        1.8
----------------------------------------------------


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less              20.9        21.3
--------------------------------------------------
1-5 years                   63.2        59.6
--------------------------------------------------
5-10 years                  15.9        19.1
--------------------------------------------------
10+ years                    n/a         n/a
--------------------------------------------------
Average Effective Maturity   3.2 years   3.5 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/5/ Net Expense Ratio/6/
-------------------------------------------------------
     A                       1.09%                0.95%
-------------------------------------------------------
     B                       1.84                 1.70
-------------------------------------------------------
     C                       1.84                 1.70
-------------------------------------------------------
     Y                       0.74                 0.70
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 3.00%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/Before reductions and reimbursements.
/6/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

All U.S. bonds weathered a difficult period during the 12 months ended September 30, 2007, as concerns grew about the weakness in the housing market and the default rate in home mortgages. Consumer spending slowed and negative sentiment spilled over into other market areas as the crisis deepened this summer. At the same time, municipal bonds absorbed a record pace of new issues, creating a supply/demand imbalance. Municipal bonds with shorter maturities performed in line with U.S. Treasury securities, for the most part, but longer-term municipal bonds did better. Investors responded positively in September when the Federal Reserve Board cut the federal funds rate (a sensitive indicator of general interest rate trends) by 0.50%. Bonds with the shortest maturities were the first group to respond.

For the fiscal year ended September 30, 2007, Loomis Sayles Massachusetts Tax Free Income Fund's total return was 1.71% based on the net asset value of Class A shares and $0.64 per share in reinvested dividends. Primarily because of its longer maturity, the fund's results lagged the average return of 2.09% for Morningstar's Muni Massachusetts category and the 3.10% return on the nationally diversified Lehman Municipal Bond Index. The 30-day SEC yield on the fund's Class A shares at the end of September was 3.75%, equivalent to a taxable yield of 6.12%, adjusted for the combined maximum federal and Massachusetts income tax rate of 38.45%.

INVESTORS SOUGHT SAFETY IN HIGH-QUALITY, SHORT-MATURITY ISSUES
A climate of uncertainty prompted investors to seek higher-quality bonds with shorter maturities in pursuit of relative safety during most of fiscal 2007. The fund's emphasis on insured bonds had a positive effect on performance because of their higher credit quality. Higher education bonds also contributed positively to performance because many of these bonds have shorter maturities. However, relative to the Lehman benchmark, this fund was underweight in insured bonds and bonds on the shorter end of the maturity spectrum. Performance of the fund's housing-related bonds was slightly negative during the period.

MASSACHUSETTS MUNIS HELD UP BETTER THAN OTHER STATES' BONDS
Relative to other states, Massachusetts municipal bonds fared quite well thanks to steady demand from the state's retail investors. The fund's holdings in Puerto Rican municipal bonds, which had underperformed in the recent past, also turned in solid performance during the fiscal year as demand remained steady. (Municipal bonds issued in Puerto Rico provide diversification benefits to single-state portfolios and the interest they pay passes free of income tax to residents of any U.S. state.)

Some higher-quality Massachusetts general obligations with shorter maturities had the most positive impact on performance, reflecting heightened investor demand for relative safety. Municipal bonds issued for a medical center in Milford, Massachusetts, had the most negative impact on this fund's performance. These bonds remain in the portfolio because we believe they will recover in time.

FACED WITH CHANGE, FUND STRATEGY REMAINS STEADY
Market volatility has not changed the fund's long-term strategy. We are continuing to emphasize industrial revenue bonds because we appreciate the relatively high, tax-free income they provide and we believe investors will regain confidence in these issues if the recent turbulence subsides, allowing prices to rise. In fact, in the course of the fiscal year we lengthened the fund's maturity to capitalize on lower prices on certain longer-term municipal bonds.

Near term, we expect bonds to continue to trade in a relatively narrow range, with spreads - the difference in yield between higher- and lower-quality bonds
- tightening. Above-average supply should continue to weigh on municipal bond prices as we head into 2008. Longer-term, we believe high-yield municipals will recover from their recent decline if investors become more comfortable with risk and the subprime woes fade into history.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                  September 30, 1997 through September 30, 2007

                                     [CHART]

                  Net Asset    MaximumSales   Lehman Municipal
                   Value/1/     Charge/2/        Bond Index
                 ----------    -----------      ------------
  9/30/1997        $10,000          $9,575        $10,000
 10/31/1997         10,049           9,622         10,064
 11/30/1997         10,109           9,680         10,124
 12/31/1997         10,249           9,813         10,271
  1/31/1998         10,332           9,893         10,377
  2/28/1998         10,317           9,879         10,380
  3/31/1998         10,288           9,851         10,390
  4/30/1998         10,252           9,817         10,343
  5/31/1998         10,410           9,968         10,506
  6/30/1998         10,447          10,003         10,548
  7/31/1998         10,453          10,009         10,574
  8/31/1998         10,619          10,168         10,738
  9/30/1998         10,737          10,281         10,871
 10/31/1998         10,693          10,239         10,871
 11/30/1998         10,711          10,256         10,909
 12/31/1998         10,752          10,295         10,937
  1/31/1999         10,876          10,413         11,067
  2/28/1999         10,826          10,366         11,019
  3/31/1999         10,813          10,353         11,034
  4/30/1999         10,845          10,384         11,061
  5/31/1999         10,775          10,317         10,997
  6/30/1999         10,599          10,148         10,839
  7/31/1999         10,636          10,184         10,878
  8/31/1999         10,485          10,039         10,791
  9/30/1999         10,454          10,009         10,796
 10/31/1999         10,307           9,869         10,679
 11/30/1999         10,398           9,956         10,792
 12/31/1999         10,307           9,869         10,712
  1/31/2000         10,223           9,788         10,665
  2/29/2000         10,350           9,910         10,789
  3/31/2000         10,543          10,095         11,025
  4/30/2000         10,496          10,050         10,960
  5/31/2000         10,455          10,011         10,903
  6/30/2000         10,665          10,212         11,192
  7/31/2000         10,800          10,341         11,347
  8/31/2000         10,935          10,471         11,522
  9/30/2000         10,892          10,429         11,462
 10/31/2000         10,980          10,513         11,587
 11/30/2000         11,026          10,557         11,675
 12/31/2000         11,261          10,782         11,964
  1/31/2001         11,300          10,820         12,082
  2/28/2001         11,340          10,858         12,120
  3/31/2001         11,336          10,855         12,229
  4/30/2001         11,220          10,743         12,097
  5/31/2001         11,329          10,847         12,227
  6/30/2001         11,409          10,924         12,309
  7/31/2001         11,582          11,090         12,491
  8/31/2001         11,800          11,299         12,697
  9/30/2001         11,734          11,235         12,654
 10/31/2001         11,843          11,340         12,805
 11/30/2001         11,756          11,256         12,697
 12/31/2001         11,623          11,129         12,577
  1/31/2002         11,688          11,191         12,795
  2/28/2002         11,820          11,317         12,949
  3/31/2002         11,602          11,109         12,695
  4/30/2002         11,815          11,313         12,943
  5/31/2002         11,907          11,401         13,022
  6/30/2002         12,045          11,533         13,160
  7/31/2002         12,198          11,680         13,329
  8/31/2002         12,347          11,822         13,489
  9/30/2002         12,625          12,088         13,785
 10/31/2002         12,395          11,868         13,556
 11/30/2002         12,317          11,793         13,500
 12/31/2002         12,563          12,029         13,785
  1/31/2003         12,537          12,004         13,750
  2/28/2003         12,733          12,192         13,942
  3/31/2003         12,745          12,203         13,950
  4/30/2003         12,826          12,281         14,043
  5/31/2003         13,155          12,596         14,371
  6/30/2003         13,096          12,539         14,310
  7/31/2003         12,527          11,995         13,810
  8/31/2003         12,609          12,073         13,913
  9/30/2003         12,950          12,400         14,322
 10/31/2003         12,930          12,380         14,249
 11/30/2003         13,073          12,518         14,398
 12/31/2003         13,195          12,634         14,517
  1/31/2004         13,285          12,720         14,600
  2/29/2004         13,480          12,907         14,820
  3/31/2004         13,449          12,877         14,768
  4/30/2004         13,087          12,531         14,419
  5/31/2004         13,029          12,476         14,366
  6/30/2004         13,045          12,491         14,419
  7/31/2004         13,232          12,669         14,608
  8/31/2004         13,491          12,918         14,901
  9/30/2004         13,581          13,004         14,980
 10/31/2004         13,704          13,121         15,109
 11/30/2004         13,564          12,987         14,985
 12/31/2004         13,744          13,160         15,168
  1/31/2005         13,909          13,318         15,309
  2/28/2005         13,852          13,263         15,258
  3/31/2005         13,759          13,175         15,162
  4/30/2005         14,008          13,413         15,401
  5/31/2005         14,125          13,524         15,510
  6/30/2005         14,184          13,581         15,606
  7/31/2005         14,092          13,493         15,536
  8/31/2005         14,244          13,639         15,693
  9/30/2005         14,110          13,510         15,587
 10/31/2005         14,000          13,405         15,492
 11/30/2005         14,077          13,479         15,567
 12/31/2005         14,205          13,601         15,701
  1/31/2006         14,222          13,618         15,743
  2/28/2006         14,339          13,729         15,849
  3/31/2006         14,230          13,625         15,739
  4/30/2006         14,243          13,637         15,734
  5/31/2006         14,298          13,690         15,804
  6/30/2006         14,232          13,627         15,744
  7/31/2006         14,393          13,781         15,932
  8/31/2006         14,616          13,995         16,168
  9/30/2006         14,708          14,083         16,281
 10/31/2006         14,808          14,179         16,383
 11/30/2006         14,936          14,301         16,519
 12/31/2006         14,860          14,228         16,461
  1/31/2007         14,800          14,171         16,419
  2/28/2007         15,001          14,364         16,635
  3/31/2007         14,941          14,306         16,594
  4/30/2007         14,980          14,344         16,643
  5/31/2007         14,892          14,259         16,570
  6/30/2007         14,786          14,158         16,484
  7/31/2007         14,879          14,247         16,611
  8/31/2007         14,745          14,119         16,540
  9/30/2007         14,959          14,323         16,785

Average Annual Returns  -- September 30, 2007/4/


                                         1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 3/23/84)
Net Asset Value/1/                        1.71%  3.46%    4.12%
With Maximum Sales Charge/2/             -2.61   2.56     3.67

CLASS B (Inception 9/13/93)
Net Asset Value/1/                        0.94   2.73     3.41
With CDSC/3/                             -3.95   2.38     3.41
----------------------------------------------------------------

COMPARATIVE PERFORMANCE                  1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index               3.10%  4.02%    5.32%
Morningstar Muni Massachusetts Fund Avg.  2.09   3.17     4.37

Yields as of September 30, 2007


                            CLASS A CLASS B
SEC 30-Day Yield/5/          3.75%   3.18%
Taxable Equivalent Yield/6/  6.12    5.20

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       9/30/07    9/30/06
------------------------------------------
Aaa                   38.7       36.8
------------------------------------------
Aa                    18.0       20.5
------------------------------------------
A                     16.1       20.3
------------------------------------------
Baa                   12.2        9.5
------------------------------------------
Ba                     4.7        4.3
------------------------------------------
Not Rated*             8.4        6.0
------------------------------------------
Short-term and other   1.9        2.6
------------------------------------------

 Credit quality is based on ratings from Moody's Investors Service.
 * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less               1.0         1.9
--------------------------------------------------
1-5 years                   31.1        30.7
--------------------------------------------------
5-10 years                  40.6        49.3
--------------------------------------------------
10+ years                   27.3        18.1
--------------------------------------------------
Average Effective Maturity   8.9 years   6.9 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A                       1.14%                0.95%
-------------------------------------------------------
     B                       1.89                 1.70
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.25%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/6/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/7/Before reductions and reimbursements.
/8/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFTX
                                 Class B NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

All U.S. bonds weathered a difficult period during the 12 months ended September 30, 2007, as concerns grew about weakness in the housing market and the default rate in home mortgages. Consumer spending slowed and negative sentiment spilled over into other market areas this summer as the crisis deepened. At the same time, municipal bonds were also impacted by a record pace of new issues, which created an imbalance in supply and demand. Municipal bonds with shorter maturities performed in line with U.S. Treasury securities, for the most part, but longer-term municipal bonds did better for much of the fiscal period. However, the markets turned around in September when the Federal Reserve Board cut the federal funds rate (a sensitive indicator of general interest rate trends) by 0.50%. Bonds with the shortest maturities were the first group to respond.

For the fiscal year ended September 30, 2007, the total return on Loomis Sayles Municipal Income Fund was 1.19%, based on the net asset value of Class A shares and $0.28 in dividends as well as $0.03 in capital gains reinvested during the period. The fund lagged its benchmark, the Lehman Municipal Bond Index, which returned 3.10% for the period, and the 1.86% average return on Morningstar's Muni National Long category. The 30-day SEC yield on Class A shares of the fund at the end of September 2007 was 3.75%, equivalent to a taxable yield of 5.78% based on the maximum federal income tax rate of 35.00%.

AS CONCERNS MOUNTED, INVESTORS SOUGHT SAFETY IN HIGH-QUALITY, SHORT-MATURITY ISSUES
Demand for higher-quality, shorter-maturity bonds mounted during the fiscal year, as market turbulence caused investors to emphasize relative safety over income. Because of their high credit quality, insured and tax-backed municipal bonds performed well, but the fund was underweight in these issues relative to the benchmark, which limited the fund's participation.

The fund held a relatively large position in municipal bonds in the resource recovery industry. These high-yielding issues slipped from favor when investors retreated to the relative safety of higher-quality bonds. We reduced the fund's exposure to industrial development and pollution control bonds in an effort to minimize our exposure to corporate-backed municipal bonds and limit the impact of flight-to-quality trades.

No geographic area where the fund had significant exposure contributed negatively to performance. The most positive were New York State bonds, which fared well as retail investors in that state remained relatively active.

Because investor demand was high, the fund's best-performing securities during the year were some high-quality bonds issued for an energy facility in Washington State, which offered a relatively high coupon and shorter maturity. On the other hand, lower-quality municipal bonds with longer maturity structures performed poorly, including some bonds issued for a retirement community in Colorado. Both of these positions remain in the portfolio because we believe they will do well over time.

VOLATILE BOND PRICES DID NOT IMPACT FUND STRATEGY
Throughout this volatile 12-month period, the fund continued to maintain its emphasis on revenue bonds - tax-exempt bonds issued by municipalities to benefit businesses - because we believe investors will regain their confidence in these issues, ultimately causing their prices to increase.

Near term, we expect bonds to continue to trade in a relatively narrow range, with spreads - the difference in yield between higher- and lower-quality bonds
- tightening. Above-average supply should continue to weigh on municipal bond prices as we head into 2008. Longer-term, we believe high-yield municipals will recover from their recent price decline if investors become more comfortable with risk and the subprime woes fade into history.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                    September 30, 1997 through September 30, 2007

                                     [CHART]



                   Net Asset    Maximum Sales   Lehman Municipal
                   Value/1/      Charge/2/      Bond Index/3/
                  -----------    ------------    ------------
  9/30/1997        $10,000         $ 9,550         $10,000
 10/31/1997         10,070           9,617          10,064
 11/30/1997         10,101           9,647          10,124
 12/31/1997         10,241           9,780          10,271
  1/31/1998         10,368           9,901          10,377
  2/28/1998         10,439           9,969          10,380
  3/31/1998         10,455           9,984          10,390
  4/30/1998         10,406           9,937          10,343
  5/31/1998         10,518          10,045          10,506
  6/30/1998         10,562          10,087          10,548
  7/31/1998         10,580          10,104          10,574
  8/31/1998         10,721          10,238          10,738
  9/30/1998         10,808          10,321          10,871
 10/31/1998         10,771          10,286          10,871
 11/30/1998         10,816          10,329          10,909
 12/31/1998         10,829          10,342          10,937
  1/31/1999         10,935          10,443          11,067
  2/28/1999         10,912          10,421          11,019
  3/31/1999         10,917          10,425          11,034
  4/30/1999         10,949          10,457          11,061
  5/31/1999         10,911          10,420          10,997
  6/30/1999         10,787          10,301          10,839
  7/31/1999         10,819          10,332          10,878
  8/31/1999         10,709          10,227          10,791
  9/30/1999         10,713          10,231          10,796
 10/31/1999         10,558          10,083          10,679
 11/30/1999         10,657          10,177          10,792
 12/31/1999         10,571          10,095          10,712
  1/31/2000         10,515          10,041          10,665
  2/29/2000         10,631          10,153          10,789
  3/31/2000         10,795          10,309          11,025
  4/30/2000         10,736          10,253          10,960
  5/31/2000         10,706          10,224          10,903
  6/30/2000         10,902          10,411          11,192
  7/31/2000         11,023          10,527          11,347
  8/31/2000         11,175          10,672          11,522
  9/30/2000         11,144          10,643          11,462
 10/31/2000         11,236          10,730          11,587
 11/30/2000         11,312          10,803          11,675
 12/31/2000         11,499          10,981          11,964
  1/31/2001         11,579          11,058          12,082
  2/28/2001         11,598          11,076          12,120
  3/31/2001         11,693          11,167          12,229
  4/30/2001         11,568          11,047          12,097
  5/31/2001         11,678          11,152          12,227
  6/30/2001         11,771          11,242          12,309
  7/31/2001         11,977          11,438          12,491
  8/31/2001         12,168          11,620          12,697
  9/30/2001         11,958          11,420          12,654
 10/31/2001         12,120          11,574          12,805
 11/30/2001         11,989          11,449          12,697
 12/31/2001         11,843          11,310          12,577
  1/31/2002         12,037          11,495          12,795
  2/28/2002         12,199          11,650          12,949
  3/31/2002         11,999          11,459          12,695
  4/30/2002         12,196          11,647          12,943
  5/31/2002         12,258          11,707          13,022
  6/30/2002         12,372          11,816          13,160
  7/31/2002         12,451          11,891          13,329
  8/31/2002         12,549          11,984          13,489
  9/30/2002         12,749          12,176          13,785
 10/31/2002         12,426          11,866          13,556
 11/30/2002         12,406          11,847          13,500
 12/31/2002         12,708          12,136          13,785
  1/31/2003         12,550          11,985          13,750
  2/28/2003         12,734          12,161          13,942
  3/31/2003         12,728          12,155          13,950
  4/30/2003         12,841          12,263          14,043
  5/31/2003         13,161          12,568          14,371
  6/30/2003         13,133          12,542          14,310
  7/31/2003         12,563          11,998          13,810
  8/31/2003         12,695          12,124          13,913
  9/30/2003         13,075          12,486          14,322
 10/31/2003         13,013          12,427          14,249
 11/30/2003         13,181          12,588          14,398
 12/31/2003         13,297          12,699          14,517
  1/31/2004         13,378          12,776          14,600
  2/29/2004         13,585          12,974          14,820
  3/31/2004         13,576          12,965          14,768
  4/30/2004         13,242          12,646          14,419
  5/31/2004         13,213          12,618          14,366
  6/30/2004         13,221          12,626          14,419
  7/31/2004         13,391          12,789          14,608
  8/31/2004         13,634          13,020          14,901
  9/30/2004         13,713          13,096          14,980
 10/31/2004         13,828          13,206          15,109
 11/30/2004         13,705          13,088          14,985
 12/31/2004         13,876          13,252          15,168
  1/31/2005         14,027          13,396          15,309
  2/28/2005         13,959          13,331          15,258
  3/31/2005         13,869          13,245          15,162
  4/30/2005         14,119          13,484          15,401
  5/31/2005         14,223          13,583          15,510
  6/30/2005         14,306          13,662          15,606
  7/31/2005         14,217          13,577          15,536
  8/31/2005         14,394          13,746          15,693
  9/30/2005         14,247          13,606          15,587
 10/31/2005         14,137          13,501          15,492
 11/30/2005         14,219          13,579          15,567
 12/31/2005         14,340          13,695          15,701
  1/31/2006         14,364          13,718          15,743
  2/28/2006         14,488          13,836          15,849
  3/31/2006         14,378          13,731          15,739
  4/30/2006         14,385          13,738          15,734
  5/31/2006         14,431          13,782          15,804
  6/30/2006         14,379          13,732          15,744
  7/31/2006         14,543          13,888          15,932
  8/31/2006         14,806          14,140          16,168
  9/30/2006         14,932          14,260          16,281
 10/31/2006         15,038          14,361          16,383
 11/30/2006         15,184          14,501          16,519
 12/31/2006         15,099          14,419          16,461
  1/31/2007         15,023          14,347          16,419
  2/28/2007         15,252          14,565          16,635
  3/31/2007         15,175          14,493          16,594
  4/30/2007         15,201          14,517          16,643
  5/31/2007         15,105          14,426          16,570
  6/30/2007         14,989          14,315          16,484
  7/31/2007         15,057          14,379          16,611
  8/31/2007         14,838          14,171          16,540
  9/30/2007         15,111          14,431          16,785

Average Annual Total Returns -- September 20, 2007/6/


                                         1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value/1/                        1.19%  3.46%    4.21%
With Maximum Sales Charge/2/             -3.42   2.50     3.74

Class B (Inception 9/13/93)
Net Asset Value/1/                        0.44   2.72     3.39
With CDSC/3/                             -4.42   2.36     3.39
----------------------------------------------------------------

COMPARATIVE PERFORMANCE                  1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index               3.10%  4.02%    5.32%
Morningstar Muni National Long Fund Avg.  1.86   3.41     4.41

Yields as of September 30, 2007


                            CLASS A CLASS B
SEC 30-Day Yield/4/          3.75%   3.17%
Taxable Equivalent Yield/5/  5.78    4.89

See page 13 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       9/30/07    9/30/06
------------------------------------------
Aaa                   31.2       28.2
------------------------------------------
Aa                    18.3       13.8
------------------------------------------
A                     22.5       27.1
------------------------------------------
Baa                   12.9       14.1
------------------------------------------
Ba                     3.7        3.3
------------------------------------------
Not Rated*            10.2       12.0
------------------------------------------
Short-term and other   1.2        1.5
------------------------------------------

 Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less               0.2         4.4
--------------------------------------------------
1-5 years                   12.1         3.7
--------------------------------------------------
5-10 years                  58.4        76.0
--------------------------------------------------
10+ years                   29.3        15.9
--------------------------------------------------
Average Effective Maturity  10.1 years   8.4 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A              0.99%                 0.95%
-------------------------------------------------------
     B               1.75                  1.70
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/4/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/5/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/6/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /7/Before reductions and reimbursements.
/8/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA

--------------------------------------------------------------------------------
Associate Managers:
Matthew J. Eagan, CFA
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A NEFZX
                                 Class B NEZBX
                                 Class C NECZX
                                 Class Y NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Following a long run of strong growth, this summer the U.S. economy began to falter under the weight of the subprime mortgage debacle and fears that lax mortgage lending practices might spread to other credit arenas. After holding interest rates steady for several quarters, the Federal Reserve Board cut the federal funds rate by 0.50% in September in a bid to keep the economy on course. Overseas, global markets continued to thrive, aided in part by currency gains against the U.S. dollar.

For the fiscal year ended September 30, 2007, Class A shares of Loomis Sayles Strategic Income Fund provided a total return of 9.90% at net asset value, including $0.82 in reinvested dividends. These results were significantly ahead of the fund's benchmark, the Lehman Aggregate Bond Index, which returned 5.14% for the period. Bear in mind that the fund has greater investment flexibility than the benchmark. The fund also outperformed the 6.33% average return on Morningstar's Multisector Bond category. The 30-day SEC yield on the fund's Class A shares was 5.27% on September 30, 2007.

FUND BENEFITED FROM POSITIONING STRATEGIES AND SELECTION
Portfolio allocation and security selection drove the fund's performance. The fund's Latin American holdings were strongest at the beginning of the period, while Asian currencies lagged until the third quarter of 2007. In the United States, lower-rated issues outperformed higher-rated bonds early in the period, but as conditions deteriorated in the credit markets, investors retreated to higher-quality holdings, preferring safety to income. This switch in sentiment boosted returns for the fund's AAA-rated bonds, including U.S. Treasury issues. Overall portfolio quality as of the end of September 2007 was up slightly from a year ago.

QUALITY STRATEGIES AND NON-DOLLAR HOLDINGS AIDED RETURNS
Timely shifts upward in quality sectors contributed to the fund's strong performance. Our shift in emphasis from lower- to higher-quality segments allowed us to avoid some of the price declines in high-yield markets. However, extreme market weakness in the latter part of the period reduced the favorable impact of this strategy.

With the global economy steaming ahead, non-dollar holdings added broadly to the fund's results. Bonds denominated in Brazil's real were the strongest contributors, thanks to that country's continued economic growth and speculative buying of its currency. Bonds tied to other Latin American currencies and the Canadian dollar also benefited the fund, along with some non-dollar equities and preferred stocks. Asian bonds, which had lagged for several months, regained some ground in the closing quarter.

CREDIT WOES UNDERCUT HOUSING-RELATED ISSUES
Housing-related issues were the greatest detractors from the fund's performance, as mortgage defaults increased over the summer. Tighter credit standards made borrowing more difficult, cutting into sales of new and existing homes. The weak real estate market also took a toll on the portfolio's holdings in real estate investment trusts (REITs).

FUND POSITIONED FOR MUTED U.S. GROWTH AND OVERSEAS STRENGTH
We believe the effects of the credit crunch on U.S. markets will be sharpest in 2007's fourth quarter, temporarily decelerating the long-running economic expansion. We expect real growth (adjusted for inflation) to fall below 2% in the United States. However, we believe it will pick up again in 2008, albeit at a slower pace than in recent years. Higher monthly payments on adjustable-rate mortgages may put a damper on consumer spending, a major economic component. Moderating growth may also bring declining bond yields and higher prices. If credit and economic conditions improve, we believe investment-grade corporate issues will benefit. Investors may also be drawn back to hard-hit mortgage-backed issues, where we believe attractive valuations are emerging. If current supply/demand imbalances fade, we believe the outlook for high-yield bonds should brighten. Consequently, we positioned the fund to benefit from ongoing strength in the global economy that we see ahead, with nearly one-third of the fund's assets committed to non-U.S. holdings.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/4/


                 September 30, 1997 through September 30, 2007

                                     [CHART]

                                                              Lehman U.S.
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value/1/      Charge/2/        Bond Index           Index
             ---------   -------------   ----------------   ---------------
 9/30/1997   $10,000     $ 9,550              $10,000         $10,000
10/31/1997     9,790       9,349               10,145          10,127
11/30/1997     9,843       9,400               10,192          10,184
12/31/1997     9,793       9,352               10,294          10,292
 1/31/1998     9,952       9,504               10,427          10,414
 2/28/1998    10,134       9,678               10,419          10,411
 3/31/1998    10,351       9,885               10,455          10,449
 4/30/1998    10,354       9,888               10,509          10,515
 5/31/1998    10,186       9,727               10,609          10,640
 6/30/1998    10,024       9,573               10,699          10,718
 7/31/1998     9,898       9,453               10,722          10,708
 8/31/1998     8,683       8,292               10,896          10,758
 9/30/1998     8,964       8,561               11,151          11,107
10/31/1998     9,061       8,653               11,092          10,936
11/30/1998     9,669       9,234               11,155          11,142
12/31/1998     9,625       9,191               11,189          11,174
 1/31/1999     9,791       9,350               11,269          11,285
 2/28/1999     9,651       9,217               11,072          11,017
 3/31/1999    10,161       9,703               11,133          11,095
 4/30/1999    10,812      10,325               11,168          11,127
 5/31/1999    10,477      10,005               11,071          10,978
 6/30/1999    10,507      10,034               11,035          10,921
 7/31/1999    10,300       9,837               10,988          10,861
 8/31/1999    10,171       9,714               10,983          10,834
 9/30/1999    10,236       9,776               11,110          10,952
10/31/1999    10,322       9,858               11,151          11,002
11/30/1999    10,509      10,036               11,150          11,014
12/31/1999    10,795      10,309               11,097          10,956
 1/31/2000    10,695      10,213               11,060          10,917
 2/29/2000    11,116      10,616               11,194          11,018
 3/31/2000    11,228      10,723               11,342          11,112
 4/30/2000    10,907      10,416               11,309          11,015
 5/31/2000    10,555      10,080               11,304          10,974
 6/30/2000    10,957      10,464               11,539          11,249
 7/31/2000    11,053      10,556               11,644          11,385
 8/31/2000    11,297      10,788               11,813          11,534
 9/30/2000    10,998      10,504               11,887          11,594
10/31/2000    10,551      10,076               11,966          11,606
11/30/2000    10,496      10,024               12,161          11,756
12/31/2000    10,869      10,379               12,387          11,984
 1/31/2001    11,214      10,710               12,589          12,312
 2/28/2001    11,197      10,693               12,699          12,420
 3/31/2001    10,774      10,289               12,763          12,496
 4/30/2001    10,598      10,122               12,710          12,451
 5/31/2001    10,835      10,347               12,786          12,566
 6/30/2001    10,806      10,319               12,835          12,629
 7/31/2001    10,813      10,327               13,122          12,959
 8/31/2001    11,052      10,555               13,272          13,133
 9/30/2001    10,504      10,031               13,427          13,113
10/31/2001    10,752      10,268               13,708          13,439
11/30/2001    10,904      10,414               13,519          13,322
12/31/2001    10,854      10,366               13,433          13,231
 1/31/2002    10,978      10,484               13,541          13,343
 2/28/2002    11,110      10,610               13,673          13,443
 3/31/2002    11,238      10,732               13,445          13,195
 4/30/2002    11,509      10,992               13,706          13,379
 5/31/2002    11,753      11,225               13,822          13,556
 6/30/2002    11,567      11,046               13,942          13,578
 7/31/2002    11,292      10,784               14,110          13,571
 8/31/2002    11,609      11,086               14,348          13,923
 9/30/2002    11,452      10,937               14,581          14,187
10/31/2002    11,680      11,154               14,514          14,023
11/30/2002    12,117      11,571               14,511          14,204
12/31/2002    12,536      11,972               14,810          14,623
 1/31/2003    12,888      12,308               14,823          14,671
 2/28/2003    13,236      12,641               15,028          14,964
 3/31/2003    13,365      12,763               15,016          14,975
 4/30/2003    14,132      13,496               15,140          15,252
 5/31/2003    14,838      14,171               15,423          15,733
 6/30/2003    15,025      14,349               15,392          15,694
 7/31/2003    14,617      13,959               14,875          15,025
 8/31/2003    14,785      14,119               14,973          15,143
 9/30/2003    15,508      14,810               15,370          15,672
10/31/2003    15,858      15,144               15,226          15,505
11/30/2003    16,299      15,565               15,263          15,576
12/31/2003    16,904      16,143               15,418          15,750
 1/31/2004    17,204      16,430               15,542          15,909
 2/29/2004    17,192      16,419               15,710          16,109
 3/31/2004    17,418      16,634               15,828          16,264
 4/30/2004    16,695      15,944               15,416          15,752
 5/31/2004    16,416      15,677               15,355          15,641
 6/30/2004    16,728      15,975               15,441          15,707
 7/31/2004    16,890      16,130               15,594          15,901
 8/31/2004    17,410      16,627               15,892          16,276
 9/30/2004    17,867      17,063               15,935          16,368
10/31/2004    18,290      17,467               16,069          16,526
11/30/2004    18,729      17,886               15,940          16,361
12/31/2004    19,090      18,231               16,087          16,574
 1/31/2005    18,951      18,098               16,188          16,706
 2/28/2005    19,199      18,335               16,093          16,607
 3/31/2005    18,884      18,035               16,010          16,400
 4/30/2005    18,735      17,892               16,227          16,620
 5/31/2005    18,923      18,071               16,402          16,853
 6/30/2005    19,278      18,411               16,492          16,987
 7/31/2005    19,446      18,571               16,341          16,816
 8/31/2005    19,672      18,786               16,551          17,072
 9/30/2005    19,689      18,803               16,380          16,816
10/31/2005    19,494      18,617               16,251          16,633
11/30/2005    19,592      18,710               16,323          16,734
12/31/2005    19,804      18,912               16,478          16,899
 1/31/2006    20,307      19,393               16,479          16,865
 2/28/2006    20,528      19,604               16,533          16,939
 3/31/2006    20,413      19,494               16,371          16,701
 4/30/2006    20,721      19,789               16,342          16,640
 5/31/2006    20,504      19,581               16,324          16,611
 6/30/2006    20,446      19,526               16,359          16,636
 7/31/2006    20,749      19,815               16,580          16,881
 8/31/2006    21,251      20,295               16,834          17,194
 9/30/2006    21,468      20,502               16,982          17,386
10/31/2006    21,863      20,879               17,094          17,524
11/30/2006    22,149      21,152               17,292          17,772
12/31/2006    22,151      21,154               17,192          17,619
 1/31/2007    22,193      21,195               17,185          17,615
 2/28/2007    22,573      21,557               17,450          17,970
 3/31/2007    22,510      21,497               17,450          17,884
 4/30/2007    22,976      21,942               17,544          18,013
 5/31/2007    23,169      22,126               17,411          17,837
 6/30/2007    22,939      21,907               17,360          17,753
 7/31/2007    22,685      21,664               17,505          17,814
 8/31/2007    22,882      21,852               17,719          17,978
 9/30/2007    23,591      22,530               17,854          18,122



Average Annual Returns -- September 30, 2007/4/


                                                                  SINCE
                                       1 YEAR 5 YEARS 10 YEARS  INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value/1/                      9.90%  15.55%   8.96%        --
With Maximum Sales Charge/2/            4.94   14.49    8.45         --

CLASS B (Inception 5/1/95)
Net Asset Value/1/                      9.08   14.68    8.15         --
With CDSC/3/                            4.08   14.45    8.15         --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                      9.08   14.69    8.15         --
With CDSC/3/                            8.08   14.69    8.15         --

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                     10.22   15.87      --      11.20%
---------------------------------------------------------------------------

                                                                  SINCE
                                                                 CLASS Y
COMPARATIVE PERFORMANCE                1 YEAR 5 YEARS 10 YEARS INCEPTION/5/
Lehman Aggregate Bond Index             5.14%   4.13%   5.97%      6.19%
Lehman U.S. Universal Bond Index        5.30    4.85    6.07       6.45
Morningstar Multisector Bond Fund Avg.  6.33    9.05    5.48       6.73

See page 13 for a description of the indexes.
All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                     % of Net Assets as of
CREDIT QUALITY       9/30/07    9/30/06
------------------------------------------
Aaa                   32.6       32.1
------------------------------------------
Aa                     2.7        6.1
------------------------------------------
A                      6.5        3.5
------------------------------------------
Baa                   22.7       15.3
------------------------------------------
Ba                     9.9        9.5
------------------------------------------
B                      9.5       13.6
------------------------------------------
Caa                    5.6        3.5
------------------------------------------
Not Rated*             7.4        5.6
------------------------------------------
Short-term and other   3.1       10.8
------------------------------------------

 Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/07     9/30/06
--------------------------------------------------
1 year or less              10.9        14.5
--------------------------------------------------
1-5 years                   17.6        25.7
--------------------------------------------------
5-10 years                  19.4        18.0
--------------------------------------------------
10+ years                   52.1        41.8
--------------------------------------------------
Average Effective Maturity  15.6 years  12.7 years
--------------------------------------------------

 Portfolio characteristics will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.05%                 1.05%
-------------------------------------------------------
     B               1.80                  1.80
-------------------------------------------------------
     C               1.80                  1.80
-------------------------------------------------------
     Y               0.78                  0.78
-------------------------------------------------------

NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.
/6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS
Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.

Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds' website at www.funds.natixis.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2007 through September 30, 2007. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,021.20                  $5.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.95                  $5.16
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,016.60                  $9.00
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.14                  $9.00
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,017.60                  $8.95
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.19                  $8.95
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,022.60                  $3.75
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.36                  $3.75

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.02%, 1.78%, 1.77% and 0.74% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,005.10                  $5.78
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.30                  $5.82
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,001.30                  $9.53
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.54                  $9.60
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $999.40                  $9.52
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.54                  $9.60

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.15%, 1.90% and 1.90% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      4/1/07                9/30/07              4/1/07 - 9/30/07
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,020.50                  $4.91
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,020.21                  $4.91
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,016.60                  $8.75
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.39                  $8.74
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,015.70                  $8.69
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.44                  $8.69
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,020.90                  $3.65
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,021.46                  $3.65

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 0.97%, 1.73%, 1.72% and 0.72% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


LOOMIS SAYLES MASSACHUSETTS TAX FREE     BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 INCOME FUND                                     4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,001.30                  $4.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.31                  $4.81
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $998.10                  $8.52
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND             04/01/07               09/30/07             4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $995.70                  $4.75
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.31                  $4.81
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $992.00                  $8.49
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.00                  $5.29
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.90                  $5.22
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,043.90                  $9.22
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.04                  $9.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,043.20                  $9.07
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.19                  $8.95
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.70                  $3.90
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.26                  $3.85

*Expenses are equal to the Fund's annualized expense ratio: 1.03%, 1.80%, 1.77% and 0.76% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. The Agreements were continued for a one-year period for all Funds except Loomis Sayles Strategic Income Fund, whose Agreement was continued for five months. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. In the case of Loomis Sayles Strategic Income Fund, which had experienced substantial net cash inflows and asset growth in recent periods, the Trustees also considered the following factors: (1) the additional efforts required to manage the Fund's portfolio in periods of rapid growth (including the need to identify additional portfolio securities for investment as the Fund's assets grow), (2) the additional personnel and other resources needed in such efforts, (3) the possible effects of such cash inflows on the Fund's ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows and asset growth (including lower expense ratios).

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors with respect to the Funds for which Natixis Advisors provides advisory oversight services. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreements relating to that Fund.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, for various Funds in the Natixis Fund Family, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that currently all of the Natixis Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees also noted that management was proposing reductions to the expense caps for Loomis Sayles Core Plus Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, effective July 1, 2007.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services gen-erally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that four of the Natixis Funds in this report had breakpoints in their advisory fees and that of the remaining Funds, all were subject to expense caps. The Trustees also considered management's representation that for certain Funds the Funds' Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. For Loomis Sayles Strategic Income Fund, the Trustees received a report and presentation from management on the effect of recent growth in net assets of the Fund and the benefits of economies of scale realized and expected to be realized by the Fund (including decreases in the Fund's expense ratio resulting from increases in assets). The Trustees determined to approve the continuation of the Agreement for the Fund for five months rather than a full year to allow further review of the growth of the Fund's net assets and the effects of such growth on the Fund and the Adviser. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement for Loomis Sayles Strategic Income Fund should be continued through November 30, 2007* and the existing Agreements for each of the other Funds should be continued through June 30, 2008.

* Subsequent to September 30, 2007, the Board of Trustees approved the continuation of the existing Agreement for the Loomis Sayles Strategic Income Fund through June 30, 2008.

         LOOMIS SAYLES CORE PLUS BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                                         Value (+)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 97.3% of Net Assets
              Asset-Backed Securities -- 3.2%
$     994,446 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A-3,
              4.470%, 5/06/2010                                                $       991,257
      286,492 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2,
              3.872%, 3/25/2020                                                        274,530
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                      1,013,526
    2,190,000 Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3,
              5.804%, 7/25/2034(c)                                                   2,160,865
      904,544 Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540%, 11/15/2008                                                       902,182
    1,186,342 Residential Asset Securities Corp., Series 2003-KS10, Class AI4,
              4.470%, 3/25/2032                                                      1,160,899
       57,091 WFS Financial Owner Trust, Series 2004-4, Class A3,
              2.980%, 9/17/2009                                                         57,007
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4,
              3.440%, 5/17/2012                                                        508,372
                                                                               ---------------
                                                                                     7,068,638
                                                                               ---------------
              Automotive -- 1.1%
    1,645,000 Ford Motor Co.,
              7.450%, 7/16/2031(b)                                                   1,291,325
    1,120,000 Ford Motor Credit Co. LLC,
              8.000%, 12/15/2016                                                     1,047,766
                                                                               ---------------
                                                                                     2,339,091
                                                                               ---------------
              Banking -- 0.5%
   70,000,000 Rabobank Nederland, Series EMTN, 144A,
              13.500%, 1/28/2008 (ISK)                                               1,128,633
                                                                               ---------------
              Brokerage -- 0.4%
      925,000 Goldman Sachs Group, Inc.,
              5.300%, 2/14/2012                                                        919,375
                                                                               ---------------
              Building Materials -- 1.0%
    1,125,000 Owens Corning, Inc.,
              7.000%, 12/01/2036                                                     1,094,901
    1,120,000 USG Corp.,
              6.300%, 11/15/2016                                                     1,016,460
                                                                               ---------------
                                                                                     2,111,361
                                                                               ---------------
              Diversified Financial Services -- 2.1%
    4,560,000 General Electric Cap Corp., Series A (MTN),
              5.625%, 9/15/2017                                                      4,558,750
                                                                               ---------------
              Diversified Manufacturing -- 0.7%
    1,650,000 Crane Co.,
              6.550%, 11/15/2036                                                     1,620,394
                                                                               ---------------
              Electric -- 2.3%
    1,455,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                                                     1,440,241
    1,325,000 Enersis SA, Chile,
              7.375%, 1/15/2014(b)                                                   1,406,311
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note,
              8.375%, 11/14/2008                                                     1,351,500
      790,000 Southern California Edison Co.,
              7.625%, 1/15/2010                                                        830,168
                                                                               ---------------
                                                                                     5,028,220
                                                                               ---------------

  Principal
 Amount (++)  Description                                                  Value (+)
---------------------------------------------------------------------------------------
              Financial Services -- 1.0%
$   1,050,000 HSBC Finance Corp.,
              7.000%, 5/15/2012                                         $     1,103,945
    1,185,000 Morgan Stanley,
              4.000%, 1/15/2010                                               1,157,714
                                                                        ---------------
                                                                              2,261,659
                                                                        ---------------
              Government Guaranteed -- 2.2%
  138,000,000 Kreditanstalt fuer Wiederaufbau,
              1.850%, 9/20/2010 (JPY)                                         1,227,122
  275,000,000 Kreditanstalt fuer Wiederaufbau, Series EMTN,
              2.050%, 9/21/2009 (JPY)                                         2,439,904
    1,325,000 Kreditanstalt fuer Wiederaufbau,
              4.000%, 2/15/2012 (CHF)                                         1,188,256
                                                                        ---------------
                                                                              4,855,282
                                                                        ---------------
              Government Owned -- No Guarantee -- 1.0%
    2,145,000 Pemex Project Funding Master Trust,
              7.875%, 2/01/2009                                               2,214,955
                                                                        ---------------
              Healthcare -- 1.0%
      575,000 HCA, Inc.,
              7.500%, 12/15/2023                                                469,170
      485,000 Hospira, Inc.,
              6.050%, 3/30/2017                                                 477,110
    1,250,000 Medco Health Solutions,
              7.250%, 8/15/2013                                               1,317,107
                                                                        ---------------
                                                                              2,263,387
                                                                        ---------------
              Hybrid ARM -- 0.5%
    1,005,173 JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3,
              5.921%, 1/25/2037(c)                                            1,007,032
                                                                        ---------------
              Independent Energy -- 0.3%
       65,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                                  63,992
      290,000 Chesapeake Energy Corp.,
              6.500%, 8/15/2017                                                 282,025
      385,000 Chesapeake Energy Corp.,
              6.875%, 11/15/2020                                                376,819
                                                                        ---------------
                                                                                722,836
                                                                        ---------------
              Industrial Other -- 0.4%
      785,000 Equifax, Inc.,
              7.000%, 7/01/2037                                                 786,327
                                                                        ---------------
              Media Cable -- 2.5%
    2,145,000 Comcast Corp.,
              6.950%, 8/15/2037                                               2,251,413
    1,060,000 Cox Communications, Inc.,
              6.750%, 3/15/2011                                               1,106,468
    1,085,000 CSC Holdings, Inc., Senior Note, Series B,
              7.625%, 4/01/2011                                               1,087,713
    1,228,000 Time Warner Cable, Inc., 144A,
              6.550%, 5/01/2037                                               1,204,645
                                                                        ---------------
                                                                              5,650,239
                                                                        ---------------
              Metals & Mining -- 0.4%
    1,005,000 United States Steel Corp.,
              6.650%, 6/01/2037                                                 927,168
                                                                        ---------------
              Mortgage Backed Securities -- 6.7%
      795,000 Banc of America Commercial Mortgage, Inc., Series 2005-6,
              Class A2,
              5.165%, 9/10/2047(c)                                              797,110

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                                       Value (+)
--------------------------------------------------------------------------------------------
              Mortgage Backed Securities -- continued
$     850,000 Banc of America Commercial Mortgage, Inc., Series 2006-1,
              Class A2,
              5.334%, 9/10/2045(c)                                           $       854,568
    1,305,000 Banc of America Commercial Mortgage, Inc., Series 2007-2,
              Class A2,
              5.634%, 4/10/2049                                                    1,319,601
    1,245,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2005-PW10, Class A2,
              5.270%, 12/11/2040                                                   1,251,981
    2,150,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2006-PW12, Class A4,
              5.711%, 9/11/2038(c)                                                 2,189,708
      710,000 Citigroup/Deutsche Bank Commercial Mortgage Trust,
              Series 2006-CD2, Class A2,
              5.408%, 1/15/2046                                                      714,898
    2,160,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.768%, 6/10/2046(c)                                                 2,206,290
    1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A,
              4.751%, 7/10/2039                                                    1,431,550
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
              4.647%, 7/15/2030                                                    1,678,026
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A,
              4.890%, 6/12/2047                                                    2,310,503
                                                                             ---------------
                                                                                  14,754,235
                                                                             ---------------
              Mortgage Related -- 37.7%
    2,074,989 FHLMC,
              4.000%, 7/01/2019                                                    1,955,854
    5,938,218 FHLMC,
              4.500%, with various maturities from 2018 to 2034(d)                 5,648,173
   11,457,680 FHLMC,
              5.000%, with various maturities from 2018 to 2037(d)                11,006,747
    8,562,869 FHLMC,
              5.500%, with various maturities from 2018 to 2037(d)                 8,414,572
    1,978,543 FHLMC,
              5.952%, 11/01/2036(c)                                                1,992,900
      205,805 FHLMC,
              6.000%, 6/01/2035                                                      206,781
  140,000,000 FNMA,
              1.750%, 3/26/2008 (JPY)                                              1,223,299
      825,101 FNMA,
              4.000%, 6/01/2019                                                      777,499
    5,685,119 FNMA,
              4.500%, with various maturities from 2019 to 2035(d)                 5,401,928
   12,506,784 FNMA,
              5.000%, with various maturities from 2035 to 2037(d)                11,938,629
   19,172,114 FNMA,
              5.500%, with various maturities from 2018 to 2037(d)                18,813,340
    4,961,193 FNMA,
              6.000%, with various maturities from 2016 to 2036(d)                 4,984,439
    1,503,701 FNMA,
              6.052%, 2/01/2037(c)                                                 1,518,510
    4,085,516 FNMA,
              6.500%, with various maturities from 2029 to 2036(d)                 4,164,528
      253,152 FNMA,
              7.000%, 10/01/2030(d)                                                  263,803
      266,317 FNMA,
              7.500%, with various maturities from 2024 to 2032(d)                   278,787

  Principal
 Amount (++)  Description                                                     Value (+)
------------------------------------------------------------------------------------------
              Mortgage Related -- continued
$   1,063,994 GNMA,
              5.500%, 2/20/2034                                            $     1,046,630
      384,674 GNMA,
              6.000%, 1/15/2029                                                    388,465
      782,582 GNMA,
              6.500%, with various maturities from 2028 to 2032(d)                 802,158
      450,199 GNMA,
              7.000%, with various maturities from 2025 to 2029(d)                 472,220
      141,171 GNMA,
              7.500%, with various maturities from 2025 to 2030(d)                 148,318
       89,372 GNMA,
              8.000%, 11/15/2029                                                    95,038
      127,969 GNMA,
              8.500%, with various maturities from 2017 to 2023(d)                 137,907
       22,651 GNMA,
              9.000%, with various maturities in 2016(d)                            24,286
       48,405 GNMA,
              11.500%, with various maturities from 2013 to 2015(d)                 54,812
    1,800,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                  1,803,118
                                                                           ---------------
                                                                                83,562,741
                                                                           ---------------
              Non Captive Consumer -- 0.5%
      245,000 SLM Corp., (MTN),
              5.050%, 11/14/2014                                                   207,777
      420,000 SLM Corp., (MTN),
              5.625%, 8/01/2033(b)                                                 323,307
      215,000 SLM Corp., Series A, (MTN),
              5.000%, 10/01/2013                                                   187,737
      280,000 SLM Corp., Series A, (MTN),
              5.000%, 4/15/2015                                                    234,840
       35,000 SLM Corp., Series A, (MTN),
              5.375%, 5/15/2014                                                     30,544
      120,000 SLM Corp.,Series A, (MTN),
              5.000%, 6/15/2018                                                     95,318
                                                                           ---------------
                                                                                 1,079,523
                                                                           ---------------
              Non-Captive Diversified -- 1.1%
    1,195,000 GMAC LLC,
              6.625%, 5/15/2012                                                  1,115,061
    1,320,000 GMAC LLC,
              8.000%, 11/01/2031(b)                                              1,295,028
                                                                           ---------------
                                                                                 2,410,089
                                                                           ---------------
              Non-Captive Finance -- 2.8%
  431,000,000 General Electric Capital Corp., Series EMTN,
              0.550%, 10/14/2008 (JPY)                                           3,732,006
    1,665,000 General Electric Capital Corp.,
              1.750%, 2/12/2010 (CHF)                                            1,379,132
    1,315,000 General Electric Capital Corp., Series EMTN,
              2.500%, 12/23/2010 (CHF)                                           1,096,204
                                                                           ---------------
                                                                                 6,207,342
                                                                           ---------------
              Oil Field Services -- 0.5%
    1,075,000 Weatherford International, Ltd.,
              6.500%, 8/01/2036                                                  1,058,366
                                                                           ---------------
              Paper -- 1.0%
      565,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                   525,450

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                            Value (+)
---------------------------------------------------------------------------------
              Paper -- continued
$     755,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                  $       717,250
      735,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                           716,625
      365,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                           365,912
                                                                  ---------------
                                                                        2,325,237
                                                                  ---------------
              Pharmaceuticals -- 1.2%
    2,750,000 Valeant Pharmaceuticals International, Senior Note,
              7.000%, 12/15/2011                                        2,695,000
                                                                  ---------------
              Property & Casualty Insurance -- 0.2%
      475,000 Willis North America, Inc.,
              6.200%, 3/28/2017                                           471,306
                                                                  ---------------
              Real Estate Investment Trusts -- 1.8%
      195,000 Colonial Realty, LP, Senior Note,
              4.750%, 2/01/2010                                           192,180
    1,350,000 Colonial Realty, LP, Senior Note,
              5.500%, 10/01/2015                                        1,268,385
    1,250,000 iStar Financial, Inc., Senior Note,
              6.000%, 12/15/2010                                        1,215,201
    1,340,000 Simon Property Group, LP,
              6.375%, 11/15/2007                                        1,340,563
                                                                  ---------------
                                                                        4,016,329
                                                                  ---------------
              Retailers -- 0.1%
      305,000 J.C. Penney Corp., Inc.,
              5.750%, 2/15/2018                                           292,792
                                                                  ---------------
              Sovereigns -- 1.2%
  296,000,000 Canadian Government,
              1.900%, 3/23/2009 (JPY)                                   2,609,482
                                                                  ---------------
              Technology -- 3.0%
    1,040,000 Corning, Inc.,
              7.250%, 8/15/2036                                         1,090,565
    1,660,000 Freescale Semiconductor, Inc.,
              10.125%, 12/15/2016(b)                                    1,543,800
      295,000 Nortel Networks Corp.,
              6.875%, 9/01/2023(b)                                        238,950
      920,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                           777,400
    2,075,000 Pitney Bowes, Inc.,
              5.250%, 1/15/2037                                         1,990,744
      978,000 Xerox Corp.,
              6.400%, 3/15/2016                                           990,097
                                                                  ---------------
                                                                        6,631,556
                                                                  ---------------
              Tobacco -- 0.8%
    1,740,000 Reynolds American, Inc.,
              7.250%, 6/15/2037                                         1,818,952
                                                                  ---------------
              Treasuries -- 11.5%
   15,636,599 U.S. Treasury Bond,
              2.375%, 1/15/2025(b)(e)                                  15,774,639
    4,701,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(b)                                      4,456,769
    1,790,000 U.S. Treasury Bond,
              4.750%, 2/15/2037(b)                                      1,765,248
    1,090,000 U.S. Treasury Bond,
              5.000%, 5/15/2037(b)                                      1,118,101

  Principal
 Amount (++)  Description                                                    Value (+)
------------------------------------------------------------------------------------------
              Treasuries -- continued
$     715,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(b)                                        $       765,385
      160,000 U.S. Treasury Note,
              4.375%, 8/15/2012(b)                                                161,500
    1,405,000 U.S. Treasury Note,
              4.625%, 11/15/2016(b)                                             1,411,916
                                                                          ---------------
                                                                               25,453,558
                                                                          ---------------
              Wireless -- 2.3%
    1,925,000 SK Telecom Co., Ltd., 144A,
              6.625%, 7/20/2027                                                 1,951,769
      730,000 Sprint Capital Corp.,
              6.125%, 11/15/2008                                                  735,372
    1,110,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                                1,071,259
    1,420,000 True Move Co., Ltd., 144A,
              10.750%, 12/16/2013                                               1,433,632
                                                                          ---------------
                                                                                5,192,032
                                                                          ---------------
              Wirelines -- 4.3%
    1,380,000 Citizens Communications Co.,
              7.875%, 1/15/2027                                                 1,345,500
    2,760,000 Embarq Corp.,
              7.995%, 6/01/2036                                                 2,940,761
      210,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.500%, 11/15/2018                                                  185,325
    1,240,000 Qwest Corp.,
              7.200%, 11/10/2026                                                1,193,500
      850,000 Qwest Corp.,
              7.250%, 9/15/2025                                                   835,125
      255,000 Qwest Corp.,
              7.250%, 10/15/2035                                                  245,438
    1,675,000 Qwest Corp.,
              7.500%, 6/15/2023                                                 1,649,875
    1,055,000 Telefonica Emisones SAU,
              6.421%, 6/20/2016                                                 1,082,592
                                                                          ---------------
                                                                                9,478,116
                                                                          ---------------
              Total Bonds and Notes (Identified Cost $216,738,844)            215,520,003
                                                                          ---------------
   Shares/
  Principal
 Amount (++)
------------------------------------------------------------------------------------------
Short-Term Investments -- 16.5%
   31,895,894 State Street Securities Lending Quality Trust(f)                 31,895,894
$   4,778,565 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/07 at 3.750% to be repurchased at
              $4,780,058 on 10/1/07, collateralized by $4,765,000 Federal
              National Mortgage Association, 6.06% due 6/06/17 valued at
              $4,878,169, including accrued interest (Note 2f)                  4,778,565
                                                                          ---------------
              Total Short-Term Investments (Identified Cost $36,674,459)       36,674,459
                                                                          ---------------
              Total Investments -- 113.8%
              (Identified Cost $253,413,303)(a)                               252,194,462
              Other assets less liabilities -- (13.8)%                        (30,675,896)
                                                                          ---------------
              Net Assets -- 100%                                          $   221,518,566
                                                                          ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2007

 (++) Principal amount is in U.S. dollars unless otherwise noted.
  (+) See Note 2a of Notes to Financial Statements.
  (a) Federal Tax Information:
      At September 30, 2007, the net unrealized depreciation on investments based on a cost of $253,878,746 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of value over tax cost                                                        $ 2,102,654
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value                                                         (3,786,938)
                                                                                            -----------
      Net unrealized depreciation                                                          $(1,684,284)
                                                                                            ===========
  (b) All or a portion of this security was on loan to brokers at September 30, 2007.
  (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as prime interest rate) on a specified date (such as coupon date or payment date). The coupon rate shown represents the rate at period end.
  (d) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of investments.
  (e) Treasury Inflation Protected Security (TIPS).
  (f) Represents investment of securities lending collateral.
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,718,679 or 2.6% of net assets.
  ARM Adjustable Rate Mortgage
 EMTN Euro Medium Term Note
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
  MTN Medium Term Note
  CHF Swiss Franc
  ISK Iceland Krona
  JPY Japanese Yen

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

                      Mortgage Related               37.7%
                      Treasuries                     11.5
                      Mortgage Backed Securities      6.7
                      Wirelines                       4.3
                      Asset-Backed Securities         3.2
                      Technology                      3.0
                      Non-Captive Finance             2.8
                      Media Cable                     2.5
                      Electric                        2.3
                      Wireless                        2.3
                      Government Guaranteed           2.2
                      Diversified Financial Services  2.1
                      Other, less than 2% each       16.7

                See accompanying notes to financial statements.

          LOOMIS SAYLES HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
 Amount (++)   Description                                                   Value (+)
-----------------------------------------------------------------------------------------
Bonds and Notes -- 90.5% of Net Assets
               Airlines -- 0.2%
$       70,525 Continental Airlines, Inc., Series 1997-4, Class 4B,
               6.900%, 1/02/2017                                          $        66,954
        36,768 Continental Airlines, Inc., Series 1999-1, Class C,
               6.954%, 8/02/2009                                                   35,941
                                                                          ---------------
                                                                                  102,895
                                                                          ---------------
               Automotive -- 3.5%
       420,000 Ford Motor Co.,
               6.375%, 2/01/2029                                                  308,700
        65,000 Ford Motor Co.,
               6.625%, 2/15/2028                                                   48,425
     1,220,000 Ford Motor Co.,
               6.625%, 10/01/2028                                                 908,900
       210,000 Ford Motor Co.,
               7.450%, 7/16/2031(b)                                               164,850
        40,000 Ford Motor Co.,
               7.500%, 8/01/2026                                                   30,100
        10,000 General Motors Corp.,
               8.375%, 7/15/2033(b)                                                 8,763
                                                                          ---------------
                                                                                1,469,738
                                                                          ---------------
               Banking -- 3.3%
   250,000,000 Barclays Financial LLC, 144A,
               4.060%, 9/16/2010 (KRW)                                            269,531
   400,000,000 Barclays Financial LLC, 144A,
               4.470%, 12/04/2011 (KRW)                                           432,824
       500,000 HSBC Bank USA, 144A,
               3.310%, 8/25/2010                                                  553,350
 1,436,358,000 JPMorgan Chase & Co., 144A,
               Zero Coupon, 3/28/2011 (IDR)                                       118,034
                                                                          ---------------
                                                                                1,373,739
                                                                          ---------------
               Chemicals -- 3.4%
       450,000 Borden, Inc.,
               7.875%, 2/15/2023                                                  362,250
       550,000 Borden, Inc.,
               9.200%, 3/15/2021                                                  467,500
       130,000 Georgia Gulf Corp.,
               10.750%, 10/15/2016(b)                                             113,100
       380,000 Hercules, Inc., Subordinated Note,
               6.500%, 6/30/2029                                                  307,800
       155,000 Mosaic Co., (The), 144A,
               7.625%, 12/01/2016                                                 165,269
                                                                          ---------------
                                                                                1,415,919
                                                                          ---------------
               Construction Machinery -- 0.3%
       120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
               7.750%, 12/15/2013(b)                                              115,200
                                                                          ---------------
               Electric -- 3.5%
       375,000 Dynegy Holdings, Inc.,
               7.125%, 5/15/2018                                                  342,188
       180,000 Dynegy Holdings, Inc.,
               7.625%, 10/15/2026                                                 162,000
       165,000 Dynegy Holdings, Inc., 144A,
               7.750%, 6/01/2019                                                  157,781
       140,000 NGC Corp. Capital Trust I, Series B,
               8.316%, 6/01/2027                                                  129,500
       515,000 TXU Corp., Series Q,
               6.500%, 11/15/2024                                                 412,772

  Principal
 Amount (++)  Description                                          Value (+)
-------------------------------------------------------------------------------
              Electric -- continued
$     365,000 TXU Corp., Series R,
              6.550%, 11/15/2034                                $       286,256
                                                                ---------------
                                                                      1,490,497
                                                                ---------------
              Food & Beverage -- 0.4%
      200,000 Aramark Services, Inc.,
              5.000%, 6/01/2012                                         176,500
                                                                ---------------
              Gaming -- 0.1%
       45,000 Harrah's Operating Co., Inc.,
              5.750%, 10/01/2017                                         34,425
                                                                ---------------
              Government Guaranteed -- 2.5%
   28,000,000 Kreditanstalt fuer Wiederaufbau,
              1.850%, 9/20/2010 (JPY)                                   248,981
    1,205,000 Kreditanstalt fuer Wiederaufbau, Series E, (MTN),
              8.500%, 7/16/2010 (ZAR)                                   168,517
   70,000,000 Oesterreichische Kontrollbank AG,
              1.800%, 3/22/2010 (JPY)                                   620,260
                                                                ---------------
                                                                      1,037,758
                                                                ---------------
              Government Sponsored -- 1.4%
   70,000,000 Federal National Mortgage Association,
              1.750%, 3/26/2008 (JPY)                                   611,649
                                                                ---------------
              Healthcare -- 4.1%
        5,000 Boston Scientific Corp.,
              5.450%, 6/15/2014                                           4,488
      105,000 Boston Scientific Corp.,
              6.400%, 6/15/2016                                          95,812
       95,000 Boston Scientific Corp.,
              7.000%, 11/15/2035                                         82,412
      220,000 Community Health Systems, Inc., 144A,
              8.875%, 7/15/2015                                         226,050
       25,000 HCA, Inc.,
              6.375%, 1/15/2015                                          21,313
      205,000 HCA, Inc.,
              6.500%, 2/15/2016(b)                                      174,250
       15,000 HCA, Inc.,
              7.050%, 12/01/2027                                         11,360
      170,000 HCA, Inc.,
              7.500%, 12/15/2023                                        138,711
      700,000 HCA, Inc.,
              7.500%, 11/06/2033                                        563,500
      315,000 HCA, Inc.,
              7.580%, 9/15/2025                                         256,700
       35,000 HCA, Inc.,
              7.690%, 6/15/2025                                          28,747
       40,000 HCA, Inc.,
              7.750%, 7/15/2036                                          32,036
       40,000 HCA, Inc.,
              8.360%, 4/15/2024                                          34,779
       40,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                          39,150
                                                                ---------------
                                                                      1,709,308
                                                                ---------------
              Home Construction -- 4.4%
      410,000 Desarrolladora Homex SAB de CV,
              7.500%, 9/28/2015                                         407,950
      385,000 K. Hovnanian Enterprises, Inc.,
              6.250%, 1/15/2015                                         292,600
      365,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.250%, 1/15/2016                                         281,050

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              Home Construction -- continued
$      30,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
              6.500%, 1/15/2014                                $        23,325
      100,000 KB Home, Guaranteed Note,
              5.875%, 1/15/2015                                         85,000
      590,000 KB Home, Guaranteed Note,
              7.250%, 6/15/2018                                        513,300
      155,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035                                        112,982
      180,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                        136,786
                                                               ---------------
                                                                     1,852,993
                                                               ---------------
              Independent Energy -- 2.7%
      625,000 Chesapeake Energy Corp.,
              6.500%, 8/15/2017                                        607,812
      175,000 Chesapeake Energy Corp.,
              6.875%, 11/15/2020                                       171,281
       10,000 Hilcorp Energy I LP, 144A,
              7.750%, 11/01/2015                                         9,775
       65,000 Pioneer Natural Resources Co.,
              6.875%, 5/01/2018                                         61,033
      310,000 Pioneer Natural Resources Co.,
              7.200%, 1/15/2028                                        277,087
                                                               ---------------
                                                                     1,126,988
                                                               ---------------
              Industrial Other -- 0.3%
      140,000 Ranhill Labuan Ltd., 144A,
              12.500%, 10/26/2011(b)                                   138,499
                                                               ---------------
              Media Non-Cable -- 1.1%
      175,000 Intelsat Corp.,
              6.875%, 1/15/2028                                        152,250
      455,000 Tribune Co.,
              5.250%, 8/15/2015(b)                                     317,107
                                                               ---------------
                                                                       469,357
                                                               ---------------
              Metals & Mining -- 2.0%
      740,000 Algoma Acquistion Corp., 144A,
              9.875%, 6/15/2015                                        658,600
      195,000 Vale Overseas, Ltd.,
              6.875%, 11/21/2036                                       200,902
                                                               ---------------
                                                                       859,502
                                                               ---------------
              Non Captive Consumer -- 1.4%
       60,000 SLM Corp., (MTN),
              5.050%, 11/14/2014                                        50,884
        5,000 SLM Corp., (MTN),
              5.625%, 8/01/2033                                          3,849
       20,000 SLM Corp., Series A, (MTN),
              5.000%, 10/01/2013                                        17,464
       10,000 SLM Corp., Series A, (MTN),
              5.000%, 6/15/2018                                          7,943
      735,000 SLM Corp., Series A, (MTN),
              6.500%, 6/15/2010 (NZD)                                  502,100
                                                               ---------------
                                                                       582,240
                                                               ---------------
              Non-Captive Diversified -- 3.5%
    1,300,000 General Electric Capital Corp., Series A, (MTN),
              2.960%, 5/18/2012 (SGD)                                  869,590
      330,000 GMAC LLC,
              6.625%, 5/15/2012                                        307,925

  Principal
 Amount (++)  Description                                                          Value (+)
-----------------------------------------------------------------------------------------------
              Non-Captive Diversified -- continued
$     330,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014                                                $       299,104
       20,000 GMAC LLC,
              8.000%, 11/01/2031                                                         19,622
                                                                                ---------------
                                                                                      1,496,241
                                                                                ---------------
              Packaging -- 0.3%
      135,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018                                                         132,975
                                                                                ---------------
              Paper -- 4.7%
      195,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028(b)                                                      129,675
      250,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                         170,938
      685,000 Bowater, Inc.,
              6.500%, 6/15/2013                                                         500,050
       75,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                                          68,625
      155,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                        144,150
      370,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                                        351,500
      170,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                         165,750
      430,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                                         431,075
                                                                                ---------------
                                                                                      1,961,763
                                                                                ---------------
              Pharmaceuticals -- 5.3%
      110,000 Elan Finance PLC,
              8.875%, 12/01/2013                                                        108,075
      500,000 Elan Finance PLC, Senior Note,
              7.750%, 11/15/2011                                                        490,000
      127,000 EPIX Pharmaceuticals, Inc., Senior Note,
              3.000%, 6/15/2024                                                          98,425
      210,000 Human Genome Sciences, Inc.,
              2.250%, 8/15/2012                                                         180,600
      265,000 Incyte Corp., Convertible
              3.500%, 2/15/2011                                                         242,475
       69,000 Inhale Therapeutic Systems, Inc., Subordinated Note, Convertible,
              3.500%, 10/17/2007                                                         68,137
       96,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                                          82,320
      345,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible
              5.500%, 10/17/2008                                                        351,900
      190,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              3.000%, 8/16/2010                                                         172,425
      505,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              4.000%, 11/15/2013                                                        456,394
                                                                                ---------------
                                                                                      2,250,751
                                                                                ---------------
              Pipelines -- 2.1%
      415,000 El Paso Corp.,
              6.950%, 6/01/2028                                                         385,504
      575,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                                         490,011
                                                                                ---------------
                                                                                        875,515
                                                                                ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                          Value (+)
-------------------------------------------------------------------------------
              Retailers -- 2.9%
$     250,000 Dillard's, Inc.,
              6.625%, 1/15/2018(b)                              $       224,042
      105,000 Dillard's, Inc.,
              7.130%, 8/01/2018                                          96,731
       30,000 Macys Retail Holdings, Inc.,
              6.790%, 7/15/2027                                          27,472
    1,070,000 Toys R Us, Inc.,
              7.375%, 10/15/2018                                        858,675
       20,000 Toys R Us, Inc.,
              7.875%, 4/15/2013                                          17,400
                                                                ---------------
                                                                      1,224,320
                                                                ---------------
              Sovereigns -- 5.2%
   44,200(++) Mexican Fixed Rate Bonds, Series M-20,
              8.000%, 12/07/2023 (MXN)                                  405,856
  148,500(++) Mexican Fixed Rate Bonds, Series M-10,
              9.000%, 12/20/2012 (MXN)                                1,428,193
    1,050,000 Republic of South Africa,
              13.000%, 8/31/2010 (ZAR)                                  167,864
    3,911,323 Republic of Uruguay,
              4.250%, 4/05/2027 (UYU)                                   178,420
                                                                ---------------
                                                                      2,180,333
                                                                ---------------
              Supermarkets -- 3.1%
      190,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                         188,892
      750,000 Albertson's, Inc., Senior Note,
              7.450%, 8/01/2029                                         721,953
      130,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                         131,954
       25,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                          26,983
      245,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                         217,298
                                                                ---------------
                                                                      1,287,080
                                                                ---------------
              Supranational -- 2.5%
    1,900,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009 (BRL)                              845,826
   13,400,000 Inter-American Development Bank, Series INTL
              13.000%, 6/20/2008 (ISK)                                  215,183
                                                                ---------------
                                                                      1,061,009
                                                                ---------------
              Technology -- 5.7%
      325,000 Freescale Semiconductor, Inc.,
              10.125%, 12/15/2016(b)                                    302,250
      345,000 JDS Uniphase Corp., Convertible,
              Zero Coupon, 11/15/2010                                   324,300
      215,000 Kulicke & Soffa Industries, Inc., Convertible,
              0.500%, 11/30/2008                                        199,950
       35,000 Kulicke & Soffa Industries, Inc., Convertible,
              1.000%, 6/30/2010                                          31,281
      910,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                         755,300
      266,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(d)                                      250,040
      500,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                         405,000
       40,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                          33,800

  Principal
 Amount (++)  Description                                            Value (+)
---------------------------------------------------------------------------------
              Technology -- continued
$      85,000 Unisys Corp., Senior Note,
              8.000%, 10/15/2012                                  $        80,538
                                                                  ---------------
                                                                        2,382,459
                                                                  ---------------
              Transportation Services -- 2.8%
      275,000 APL Ltd., Senior Note,
              8.000%, 1/15/2024(d)                                        231,000
      300,000 Overseas Shipholding Group, Senior Note,
              7.500%, 2/15/2024                                           291,000
      295,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                          293,525
      350,000 Stena AB, Senior Note,
              7.500%, 11/01/2013                                          351,750
                                                                  ---------------
                                                                        1,167,275
                                                                  ---------------
              Treasuries -- 7.6%
    3,390,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(b)                                      3,213,879
                                                                  ---------------
              Wireless -- 0.5%
      160,000 ALLTEL Corp.,
              7.875%, 7/01/2032                                           129,638
       98,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                           94,580
                                                                  ---------------
                                                                          224,218
                                                                  ---------------
              Wirelines -- 9.7%
      255,000 Bell Canada, Series M-17,
              6.100%, 3/16/2035 (CAD)                                     210,568
        5,000 Bell Canada, 144A,
              6.550%, 5/01/2029 (CAD)                                       4,353
       65,000 Cincinnati Bell Telephone Co.,
              6.300%, 12/01/2028(b)                                        56,875
       50,000 Cincinnati Bell, Inc.,
              8.375%, 1/15/2014                                            49,875
       95,000 Citizens Communications Co.,
              7.000%, 11/01/2025(b)                                        76,238
      410,000 Embarq Corp.,
              7.995%, 6/01/2036                                           436,852
      435,000 Level 3 Communications, Inc., Convertible,
              2.875%, 7/15/2010                                           417,600
      350,000 Level 3 Communications, Inc., Convertible,
              6.000%, 9/15/2009                                           332,937
      320,000 Level 3 Communications, Inc., Convertible,
              6.000%, 3/15/2010                                           296,800
      145,000 Level 3 Financing, Inc.,
              8.750%, 2/15/2017                                           139,925
      375,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028                                           321,563
    1,890,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                         1,724,625
                                                                  ---------------
                                                                        4,068,211
                                                                  ---------------
              Total Bonds and Notes (Identified Cost $37,488,143)      38,093,236
                                                                  ---------------

   Shares
---------------------------------------------------------------------------------
Common Stocks -- 2.5%
              Chemicals -- 0.6%
       11,695 Hercules, Inc.(b)                                           245,829
                                                                  ---------------
              Home Construction -- 0.1%
        1,775 KB Home(b)                                                   44,482
                                                                  ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007


   Shares     Description                                                       Value (+)
---------------------------------------------------------------------------------------------
              Pharmaceuticals -- 1.8%
        6,875 Merck & Co., Inc.                                              $       355,369
        1,717 Teva Pharmaceutical Industries, Ltd., ADR                               76,355
        8,147 Vertex Pharmaceuticals, Inc.(b)(e)                                     312,926
                                                                             ---------------
                                                                                     744,650
                                                                             ---------------
              Total Common Stocks (Identified Cost $708,494)                       1,034,961
                                                                             ---------------

   Shares
---------------------------------------------------------------------------------------------
Preferred Stocks -- 3.8%
              Electric -- 1.7%
        6,475 AES Trust III, Convertible,
              6.750%(b)                                                              315,592
        8,000 CMS Energy Trust I, Convertible,
              7.750%                                                                 399,000
                                                                             ---------------
                                                                                     714,592
                                                                             ---------------
              Packaging -- 0.7%
        6,500 Owens-Illinois, Inc., Convertible,
              4.750%                                                                 292,500
                                                                             ---------------
              Pipelines -- 0.9%
        9,500 El Paso Energy Capital Trust I, Convertible,
              4.750%(b)                                                              391,305
                                                                             ---------------
              Technology -- 0.5%
          225 Lucent Technologies Capital Trust I, Convertible,
              7.750%                                                                 218,250
                                                                             ---------------
              Total Preferred Stocks (Identified Cost $1,411,773)                  1,616,647
                                                                             ---------------

   Shares
---------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.1%
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.                         36,931
        2,175 Western Asset High Income Opportunity Fund, Inc.                        14,072
                                                                             ---------------
              Total Closed-End Investment Companies
              (Identified Cost $45,443)                                               51,003
                                                                             ---------------
   Shares/
  Principal
 Amount (++)
---------------------------------------------------------------------------------------------
Short-Term Investments -- 15.1%
    5,572,870 State Street Securities Lending Quality Trust(c)                     5,572,870
$     764,921 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/2007 at 3.750% to be repurchased at
              $765,160 on 10/01/2007, collateralized by $765,000 Federal
              National Mortgage Association, 6.060% due 06/06/2017 valued
              at $783,169, including accrued interest (Note 2f)                      764,921
                                                                             ---------------
              Total Short-Term Investments (Identified Cost $6,337,791)            6,337,791
                                                                             ---------------
              Total Investments -- 112.0%
              (Identified Cost $45,991,644)(a)                                    47,133,638
              Other assets less liabilities -- (12.0)%                            (5,054,758)
                                                                             ---------------
              Net Assets -- 100%                                             $    42,078,880
                                                                             ===============
         (++) Principal amount is in U.S. dollars unless otherwise noted.
          (+) See Note 2a of Notes to Financial Statements.
         (++) Amount shown represents units. One unit represents a principal amount of 100.

 (a) Federal Tax Information:
     At September 30, 2007, the net unrealized appreciation on investments based on a cost of $46,011,060 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an
     excess of value over tax cost                                                       $ 2,542,170
     Aggregate gross unrealized depreciation for all investments in which there is an
     excess of tax cost over value                                                        (1,419,592)
                                                                                         -----------
     Net unrealized appreciation                                                         $ 1,122,578
                                                                                         ===========
 (b) All or a portion of this security was on loan to brokers at September 30, 2007.
 (c) Represents investment of securities lending collateral.
 (d) Illiquid security. At September 30, 2007, the value of these securities amounted to $481,040 or
     1.1% of net assets.
 (e) Non-income producing security.
 ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
 MTN Medium Term Note
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,734,066 or 6.5% of net assets.
 BRL Brazilian Real
 CAD Canadian Dollar
 IDR Indonesian Rupiah
 ISK Iceland Krona
 JPY Japanese Yen
 KRW South Korean Won
 MXN Mexican Peso
 NZD New Zealand Dollar
 SGD Singapore Dollar
 UYU Uruguayan Peso
 ZAR South African Rand

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

                         Wirelines                9.7%
                         Treasuries               7.6
                         Pharmaceuticals          7.1
                         Technology               6.2
                         Electric                 5.2
                         Sovereigns               5.2
                         Paper                    4.7
                         Home Construction        4.5
                         Healthcare               4.1
                         Chemicals                4.0
                         Non-Captive Diversified  3.5
                         Automotive               3.5
                         Banking                  3.3
                         Supermarkets             3.1
                         Pipelines                3.0
                         Retailers                2.9
                         Transportation Services  2.8
                         Independent Energy       2.7
                         Supranational            2.5
                         Government Guaranteed    2.5
                         Metals & Mining          2.0
                         Other, less than 2% each 6.8

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
   Amount     Description                                                         Value (+)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 82.8% of Net Assets
              Agency -- 3.3%
$   4,200,000 Federal Home Loan Bank,
              3.625%, 11/14/2008(b)                                            $     4,158,084
                                                                               ---------------
              Asset-Backed Securities -- 5.7%
      905,000 Americredit Automobiles Receivables Trust, Series 2007-DF,
              Class A2A,
              5.660%, 1/06/2011                                                        905,990
    1,155,000 CNH Equipment Trust, Series 2007-B, Class A2A,
              5.460%, 6/15/2010                                                      1,155,000
    1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                        957,991
    2,200,000 Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
              5.549%, 8/25/2021                                                      2,183,066
      375,935 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4,
              4.630%, 1/25/2020                                                        371,223
      660,000 Residential Funding Mortgage Securities II, Series 2005-HI3,
              Class A4,
              5.490%, 9/25/2035                                                        637,770
      853,476 Residential Funding Mortgage Securities II, Series 2002-HI5,
              Class A7,
              5.700%, 1/25/2028                                                        847,491
                                                                               ---------------
                                                                                     7,058,531
                                                                               ---------------
              Collateralized Mortgage Obligation -- 0.2%
      198,785 Federal Home Loan Mortgage Corporation, Series 3145, Class KA,
              5.000%, 8/15/2024                                                        199,091
                                                                               ---------------
              Hybrid ARMs -- 2.5%
    1,292,365 JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3,
              5.921%, 1/25/2037(c)                                                   1,294,755
    1,893,440 Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A,
              5.587%, 7/25/2035(c)                                                   1,863,259
                                                                               ---------------
                                                                                     3,158,014
                                                                               ---------------
              Mortgage Backed Securities -- 1.1%
    1,400,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.768%, 6/10/2046(c)                                                   1,430,003
                                                                               ---------------
              Mortgage Related -- 60.7%
      815,459 FHLMC,
              4.500%, 5/01/2034                                                        757,723
    6,950,462 FHLMC,
              5.000%, with various maturities from 2019 to 2030(d)(e)                6,847,577
    2,492,560 FHLMC,
              5.500%, 12/01/2034                                                     2,445,754
    6,497,395 FHLMC,
              6.000%, with various maturities from 2019 to 2021(d)(e)                6,579,542
   10,575,926 FHLMC,
              6.500%, with various maturities from 2014 to 2034(e)                  10,826,549
      244,319 FHLMC,
              7.000%, 2/01/2016                                                        253,256
       41,406 FHLMC,
              7.500%, with various maturities from 2012 to 2026(e)                      42,814
       21,412 FHLMC,
              8.000%, with various maturities from 2010 to 2015(e)                      22,485
        6,352 FHLMC,
              10.000%, 7/01/2019                                                         7,123
      250,006 FHLMC,
              11.500%, with various maturities from 2014 to 2020(e)                    274,258

  Principal
   Amount     Description                                                     Value (+)
---------------------------------------------------------------------------------------------
              Mortgage Related -- continued
$  13,497,499 FNMA,
              4.000%, with various maturities from 2018 to 2019(e)         $    12,741,521
    2,765,769 FNMA,
              4.500%, with various maturities from 2019 to 2035(e)               2,608,513
    2,056,548 FNMA,
              5.000%, 6/01/2035                                                  1,964,907
    4,507,650 FNMA,
              5.500%, with various maturities from 2017 to 2036(e)               4,438,724
    4,276,911 FNMA,
              6.000%, with various maturities from 2017 to 2034(e)               4,324,383
    3,430,167 FNMA,
              6.052%, 2/01/2037(c)                                               3,463,949
    6,988,640 FNMA,
              6.500%, with various maturities from 2017 to 2036(e)               7,127,746
      600,000 FNMA,
              6.625%, 9/15/2009(b)                                                 624,805
      293,689 FNMA,
              7.000%, 12/01/2022                                                   308,198
      567,628 FNMA,
              7.500%, with various maturities from 2015 to 2032(e)                 591,644
      101,779 FNMA,
              8.000%, with various maturities from 2015 to 2016(e)                 106,867
    7,000,000 FNMA (TBA),
              6.000%, 10/15/2022(g)                                              7,091,875
      135,956 GNMA,
              6.000%, 12/15/2031                                                   137,214
      510,758 GNMA,
              6.500%, 5/15/2031                                                    523,563
      438,753 GNMA,
              7.000%, with various maturities from 2028 to 2029(e)                 459,849
       14,855 GNMA,
              9.000%, with various maturities from 2008 to 2009(e)                  15,086
        4,393 GNMA,
              9.500%, 8/15/2009                                                      4,547
        8,879 GNMA,
              12.500%, with various maturities from 2014 to 2015(e)                 10,100
      110,971 GNMA,
              16.000%, with various maturities from 2011 to 2012(e)                128,600
       46,996 GNMA,
              17.000%, with various maturities in 2011(e)                           55,308
      985,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                    986,706
                                                                           ---------------
                                                                                75,771,186
                                                                           ---------------
              Treasuries -- 9.3%
    7,945,000 U.S. Treasury Note,
              3.125%, 10/15/2008(b)                                              7,872,375
    4,000,000 U.S. Treasury STRIPS,
              Zero Coupon, 11/15/2009                                            3,681,748
                                                                           ---------------
                                                                                11,554,123
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $104,281,373)             103,329,032
                                                                           ---------------

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2007

   Shares/
  Principal
   Amount     Description                                                               Value (+)
-------------------------------------------------------------------------------------------------------
Short-Term Investments -- 30.8%
    8,886,334 State Street Securities Lending Quality Trust(f)                       $     8,886,334
$   3,800,000 Federal Home Loan Bank Discount Note,
              Zero Coupon, 10/11/2007                                                      3,794,867
   21,000,000 Federal National Mortgage Association, Discount Note,
              Zero Coupon, 11/28/2007                                                     20,847,750
    4,942,338 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/2007 at 3.750% to be repurchased at
              $4,943,883 on 10/01/2007, collateralized by $4,925,000
              Federal National Mortgage Association, 6.060% due 6/06/2017
              valued at $5,041,969 including accrued interest (Note 2f)                    4,942,338
                                                                                      ---------------
              Total Short-Term Investments (Identified Cost $38,457,756)                  38,471,289
                                                                                      ---------------
              Total Investments -- 113.6%
              (Identified Cost $142,739,129)(a)                                          141,800,321
              Other assets less liabilities -- (13.6)%                                   (17,015,427)
                                                                                      ---------------
              Net Assets -- 100%                                                     $   124,784,894
                                                                                      ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At September 30, 2007, the net unrealized depreciation on
              investments based on a cost of $142,789,416 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                        $       388,306
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (1,377,401)
                                                                                      ---------------
              Net unrealized depreciation                                            $      (989,095)
                                                                                      ===============
          (b) All or a portion of this security was on loan to brokers at September 30, 2007.
          (c) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
          (d) All or a portion of this security has been segregated to cover collateral requirements on
              TBA obligations.
          (e) The Fund's investment in mortgage related securities of the Federal Home Loan
              Mortgage Corporation, Federal National Mortgage Association and Government National
              Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
          (f) Represents investment of securities lending collateral.
          (g) Delayed delivery security (Note 2h)
          ARM Adjustable Rate Mortgage
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
       STRIPS Separate Trading of Registered Interest and Principal of Securities
          TBA To Be Announced (Note 2h)

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

                         Mortgage Related         60.7%
                         Treasuries                9.3
                         Asset-Backed Securities   5.7
                         Agency                    3.3
                         Hybrid ARMs               2.5
                         Other, less than 2% each  1.3

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
   Amount     Description                                           Value (+)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.1% of Net Assets
              Commonwealth of Massachusetts -- 9.2%
$   2,000,000 Consolidated Loan, Series C,
              5.250%, 8/01/2022 (FSA insured)                    $     2,162,520
    3,500,000 State Refunding, Series A,
              6.500%, 11/01/2014 (AMBAC insured)                       4,114,740
                                                                 ---------------
                                                                       6,277,260
                                                                 ---------------
              Martha's Vineyard, MA -- 1.5%
    1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032 (AMBAC insured)                        1,026,870
                                                                 ---------------
              Massachusetts Bay Transportation Authority -- 0.4%
      250,000 Series A, Unrefunded,
              5.250%, 7/01/2030                                          257,178
                                                                 ---------------
              Massachusetts Development Finance Agency -- 15.8%
    1,000,000 Cambridge Street Development, Series A,
              5.125%, 2/01/2034 (MBIA insured)                         1,032,600
    1,450,000 Curry College, Series A,
              5.000%, 3/01/2036 (ACA insured)                          1,390,536
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                       1,047,320
    1,000,000 Mount Holyoke College,
              5.250%, 7/01/2031                                        1,036,320
    2,000,000 Simmons College, Series H,
              5.250%, 10/01/2033 (XLCA insured)                        2,183,700
    2,800,000 Springfield Resource Recovery, Series A,
              5.625%, 6/01/2019                                        2,895,508
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                        1,275,703
                                                                 ---------------
                                                                      10,861,687
                                                                 ---------------
              Massachusetts Health & Educational Facilities
              Authority -- 39.0%
    1,160,000 Baystate Medical Center, Series F,
              5.700%, 7/01/2027                                        1,201,250
    1,500,000 Berklee College of Music, Series A,
              5.000%, 10/01/2032                                       1,537,965
    2,000,000 Boston University, Series S,
              5.000%, 10/01/2039 (FGIC insured)                        2,047,380
    1,000,000 Catholic Health East,
              5.500%, 11/15/2032                                       1,088,020
    3,000,000 Harvard University, Series N,
              6.250%, 4/01/2020                                        3,622,440
    1,000,000 Lahey Clinic Medical Center, Series D,
              5.250%, 8/15/2037                                        1,017,660
      750,000 Milford Regional Medical Center, Series E,
              5.000%, 7/15/2032                                          685,342
      850,000 Milford Regional Medical Center, Series E,
              5.000%, 7/15/2037                                          763,997
    2,716,000 Nichols College, Series C,
              6.000%, 10/01/2017                                       2,775,806
    2,000,000 Partners Healthcare Systems, Series B,
              5.250%, 7/01/2029                                        2,041,560
    2,500,000 Partners Healthcare Systems, Series C,
              5.750%, 7/01/2021                                        2,643,500
    1,500,000 Sterling & Francine Clark, Series A,
              5.000%, 7/01/2036                                        1,548,150
    2,000,000 University of Massachusetts, Series C,
              5.125%, 10/01/2034 (FGIC insured)                        2,076,180
    1,000,000 Wellesley College, Series F,
              5.125%, 7/01/2039                                        1,020,910

  Principal
   Amount     Description                                                    Value (+)
-----------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,315,000 Wheaton College, Series E,
              5.000%, 7/01/2017                                           $     1,384,037
    1,030,000 Williams College, Series H,
              5.000%, 7/01/2017                                                 1,088,288
                                                                          ---------------
                                                                               26,542,485
                                                                          ---------------
              Massachusetts Housing Finance Agency -- 3.8%
      545,000 Series A,
              5.200%, 12/01/2037                                                  551,567
    2,000,000 Single Family Housing, Series 126,
              4.700%, 6/01/2038(b)                                              1,853,460
      230,000 Single Family Mortgage, Series 21,
              7.125%, 6/01/2025                                                   230,794
                                                                          ---------------
                                                                                2,635,821
                                                                          ---------------
              Massachusetts Port Authority -- 4.5%
    1,750,000 Delta Air Lines, Inc. Project, Series A,
              5.500%, 1/01/2019 (AMBAC insured)                                 1,820,525
    1,200,000 Series A,
              5.000%, 7/01/2033 (MBIA insured)                                  1,225,728
                                                                          ---------------
                                                                                3,046,253
                                                                          ---------------
              Massachusetts Water Resources Authority -- 6.8%
    1,000,000 General Series A,
              5.250%, 8/01/2020 (MBIA insured)                                  1,089,660
    3,000,000 Series A,
              6.500%, 7/15/2019 (FGIC insured)                                  3,536,970
                                                                          ---------------
                                                                                4,626,630
                                                                          ---------------
              Michigan Hospital Finance Authority -- 1.5%
    1,000,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                                1,055,890
                                                                          ---------------
              New Jersey Economic Development Authority -- 1.5%
    1,000,000 Cigarette Tax,
              5.625%, 6/15/2018                                                 1,013,720
                                                                          ---------------
              New Jersey Transportation Trust Fund
              Authority -- 0.8%
      500,000 Series A,
              5.500%, 12/15/2023                                                  564,450
                                                                          ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.9%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                                 3,346,410
                                                                          ---------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority -- 2.2%
    1,500,000 Series B,
              5.000%, 7/01/2031                                                 1,514,700
                                                                          ---------------
              Puerto Rico Public Finance Corp. -- 4.7%
    3,000,000 Commonwealth Appropriation, Series A,
              5.750%, 8/01/2027(b)                                              3,193,050
                                                                          ---------------
              Tarrant County, TX, Cultural Educational Facilities Finance
              Corp. -- 1.5%
    1,000,000 Buckner Retirement Services, Inc. Project,
              5.250%, 11/15/2037                                                1,008,530
                                                                          ---------------
              Total Tax Exempt Obligations (Identified Cost $65,205,944)       66,970,934
                                                                          ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2007

  Principal
   Amount     Description                                                            Value (+)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.7%
$     466,986 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/2007 at 3.750% to be repurchased at
              $467,132 on 10/01/2007, collateralized by $470,000 Federal
              National Mortgage Association, 6.060% due 6/06/2017 valued at
              $481,163 including accrued interest (Note 2f)
              (Identified Cost $466,986)                                          $       466,986
                                                                                    ---------------
              Total Investments -- 98.8%
              (Identified Cost $65,672,930)(a)                                         67,437,920
              Other assets less liabilities -- 1.2%                                       806,732
                                                                                    ---------------
              Net Assets -- 100%                                                  $    68,244,652
                                                                                    ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At September 30, 2007, the net unrealized appreciation on
              investments based on a cost of $65,810,631 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     2,302,850
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (675,561)
                                                                                    ---------------
              Net unrealized appreciation                                         $     1,627,289
                                                                                    ===============
          (b) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
          ACA American Capital Access
        AMBAC American Municipal Bond Assurance Corp.
         FGIC Financial Guarantee Insurance Company
          FSA Financial Security Assurance, Inc.
         MBIA Municipal Bond Investors Assurance Corp.
         XLCA XL Capital Assurance, Inc.

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

                         College & Universities   32.0%
                         State Appropriation      14.7
                         Water & Sewer            13.9
                         Hospital                 13.8
                         Airport                   4.5
                         Resource Recovery         4.2
                         Single-Family Housing     3.9
                         Insurance                 3.2
                         Other, less than 2% each  7.9

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
   Amount     Description                                                      Value (+)
-------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.8% of Net Assets
              California -- 8.9%
$   1,000,000 California Health Facilities Financing Authority
              (Catholic Healthcare West), Series I,
              4.950%, 7/01/2026(b)                                          $     1,038,830
    1,000,000 California Health Facilities Financing Authority
              (Cedar-Sinai Medical Center),
              5.000%, 11/15/2027                                                  1,010,580
    2,655,000 California Statewide Communities Development Authority
              (California Endowment),
              5.250%, 7/01/2023                                                   2,805,512
    1,500,000 California Statewide Communities Development Authority
              (Sutter Health), Series A,
              5.000%, 11/15/2043                                                  1,510,860
    1,200,000 Long Beach California Bond Financing Authority
              (Natural Gas Purchase), Series A,
              5.500%, 11/15/2027                                                  1,275,492
                                                                            ---------------
                                                                                  7,641,274
                                                                            ---------------
              Colorado -- 2.7%
    2,500,000 Colorado Health Facilities Authority,
              5.000%, 12/01/2035                                                  2,301,750
                                                                            ---------------
              District of Columbia -- 3.6%
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029 (FGIC insured)                                   3,065,940
                                                                            ---------------
              Florida -- 1.2%
    1,000,000 Jacksonville, FL, Economic Development Community Health Care
              Facilities (Mayo Clinic),
              5.000%, 11/15/2036                                                  1,016,750
                                                                            ---------------
              Guam -- 1.2%
    1,000,000 Guam Government Waterworks Authority,
              5.875%, 7/01/2035                                                   1,040,230
                                                                            ---------------
              Illinois -- 2.4%
    2,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042 (MBIA insured)                                    2,086,800
                                                                            ---------------
              Louisiana -- 5.9%
    4,000,000 DeSoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                  3,962,960
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033 (AMBAC Insured)                                   1,071,370
                                                                            ---------------
                                                                                  5,034,330
                                                                            ---------------
              Massachusetts -- 2.4%
    1,000,000 Massachusetts Development Finance Agency
              (Simmons College), Series H,
              5.250%, 10/01/2033 (XLCA Insured)                                   1,091,850
    1,045,000 Massachusetts State Health & Educational Facilities Authority
              (Lahey Clinic Medical Center),
              4.500%, 8/15/2035 (FGIC insured)                                    1,009,512
                                                                            ---------------
                                                                                  2,101,362
                                                                            ---------------
              Michigan -- 6.8%
    1,500,000 Michigan State Hospital Finance Authority Revenue
              (Henry Ford Health System), Series A,
              5.000%, 11/15/2038                                                  1,502,100
    1,100,000 Michigan State Hospital Finance Authority Revenue
              (Oakwood Obligated Group),
              5.500%, 11/01/2014                                                  1,168,090
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025 (MBIA insured)                                    1,042,860

  Principal
   Amount     Description                                                        Value (+)
------------------------------------------------------------------------------------------------
              Michigan -- continued
$   2,000,000 University of Michigan Hospital,
              5.250%, 12/01/2020                                              $     2,092,640
                                                                              ---------------
                                                                                    5,805,690
                                                                              ---------------
              Minnesota -- 3.7%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                    1,056,770
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                    2,105,080
                                                                              ---------------
                                                                                    3,161,850
                                                                              ---------------
              Mississippi -- 4.6%
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                     2,900,925
    1,000,000 Mississippi, Hospital Equipment & Facilities Authority
              (Delta Regional Medical Center),
              5.000%, 2/01/2035 (MBIA, FHA insured)                                 1,018,600
                                                                              ---------------
                                                                                    3,919,525
                                                                              ---------------
              New Jersey -- 5.0%
    1,000,000 New Jersey Economic Development Authority Revenue,
              Cigarette Tax,
              5.500%, 6/15/2024                                                     1,022,320
    1,000,000 New Jersey Economic Development Authority Revenue,
              Cigarette Tax,
              5.625%, 6/15/2018                                                     1,013,720
    2,000,000 New Jersey Transportation Trust Fund Authority, Series A,
              5.500%, 12/15/2023                                                    2,257,800
                                                                              ---------------
                                                                                    4,293,840
                                                                              ---------------
              New York -- 16.3%
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                     1,115,707
    1,000,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020 (FSA insured)                                       1,036,410
    1,000,000 New York, NY, City Industrial Development Agency,
              5.500%, 1/01/2024(b)                                                  1,061,800
    2,000,000 New York, NY, City Municipal Water Finance Authority, Series C,
              5.000%, 6/15/2025 (MBIA insured)                                      2,092,160
    1,000,000 New York, NY, City Municipal Water Finance Authority, Series A,
              5.125%, 6/15/2034 (FSA insured)                                       1,034,710
    2,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                     2,148,180
    2,200,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                     2,359,588
    3,000,000 New York State Municipal Bond Bank Agency, Series C,
              5.250%, 6/01/2020                                                     3,174,120
                                                                              ---------------
                                                                                   14,022,675
                                                                              ---------------
              North Carolina -- 1.6%
    1,300,000 North Carolina Eastern Municipal Power Agency, Series A,
              5.500%, 1/01/2012                                                     1,376,388
                                                                              ---------------
              Oregon -- 3.2%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority (Providence
              Health System),
              5.250%, 10/01/2012                                                    1,849,767
      500,000 Oregon, Western Generation Agency, Wauna Cogeneration Project,
              Series A,
              5.000%, 1/01/2020                                                       469,405
      485,000 Oregon, Western Generation Agency, Wauna Cogeneration Project,
              Series A,
              5.000%, 1/01/2021                                                       451,554
                                                                              ---------------
                                                                                    2,770,726
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
   Amount     Description                                                           Value (+)
------------------------------------------------------------------------------------------------
              Pennsylvania -- 3.1%
$   2,500,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019 (AMBAC insured)                                  $     2,698,025
                                                                                 ---------------
              Puerto Rico -- 3.7%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              Series A,
              5.500%, 10/01/2040                                                       1,058,950
    2,000,000 Puerto Rico Public Finance Corp., Commonwealth Appropriation,
              Series A,
              5.750%, 8/01/2027(b)                                                     2,128,700
                                                                                 ---------------
                                                                                       3,187,650
                                                                                 ---------------
              South Carolina -- 3.6%
    1,100,000 Charleston Educational Excellence Finance Corp.,
              5.250%, 12/01/2030                                                       1,141,305
    1,155,000 Lexington One School Facilities Corp.,
              5.000%, 12/01/2026                                                       1,172,741
      800,000 Newberry Investing in Children's Education (Newberry County
              School District),
              5.250%, 12/01/2022                                                         814,824
                                                                                 ---------------
                                                                                       3,128,870
                                                                                 ---------------
              South Dakota -- 1.5%
    1,250,000 South Dakota Health & Educational Facilities Authority (Sioux
              Valley Hospital),
              5.250%, 11/01/2027                                                       1,279,600
                                                                                 ---------------
              Tennessee -- 5.3%
    2,000,000 Knox County, TN Health Educational & Housing Facilities Board,
              Hospital Facilities Revenue, Series A,
              Zero Coupon, 1/01/2035                                                     469,600
    2,500,000 Tennessee Energy Acquisition Corp., Gas Revenue, Series A,
              5.250%, 9/01/2026                                                        2,569,575
    1,500,000 Tennessee Housing Development Agency, Series A,
              5.200%, 7/01/2023                                                        1,546,020
                                                                                 ---------------
                                                                                       4,585,195
                                                                                 ---------------
              Texas -- 9.5%
    1,130,000 Conroe, TX, Independent School District,
              4.500%, 2/15/2030                                                        1,100,394
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033 (MBIA insured)                                        2,076,160
    1,260,000 Keller, TX, Independent School District, Series A,
              4.500%, 8/15/2031                                                        1,222,250
    1,650,000 SA Energy Acquisition Public Facility Corp., Texas Gas Supply
              Revenue,
              5.500%, 8/01/2027                                                        1,742,202
    1,000,000 Tarrant County, TX, Cultural Educational Facilities Finance Corp.,
              Buckner Retirement Services, Inc. Project,
              5.250%, 11/15/2037                                                       1,008,530
    1,000,000 Tarrant County, TX, Cultural Education Facilities Finance Corp.
              Revenue (Texas Health Resources), Series A,
              5.000%, 2/15/2036                                                        1,005,890
                                                                                 ---------------
                                                                                       8,155,426
                                                                                 ---------------
              Washington -- 2.6%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1, Series A,
              5.500%, 7/01/2014                                                        2,208,000
                                                                                 ---------------
              Total Tax Exempt Obligations (Identified Cost $84,058,799)              84,881,896
                                                                                 ---------------

  Principal
   Amount     Description                                                            Value (+)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 1.6%
$   1,409,095 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/07 at 3.750% to be repurchased at
              $1,409,536 on 10/01/07, collateralized by $1,405,000 Federal
              National Mortgage Association, 6.060% due 6/06/17 valued at
              $1,438,369, including accrued interest (Note 2f)
              (Identified Cost $1,409,095)                                        $     1,409,095
                                                                                    ---------------
              Total Investments -- 100.4%
              (Identified Cost $85,467,894)(a)                                         86,290,991
              Other assets less liabilities -- (0.4)%                                    (349,750)
                                                                                    ---------------
              Net Assets -- 100%                                                  $    85,941,241
                                                                                    ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At September 30, 2007, the net unrealized appreciation on
              investments based on a cost of $85,523,729 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     1,637,898
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (870,636)
                                                                                    ---------------
              Net unrealized appreciation                                         $       767,262
                                                                                    ===============
          (b) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
        AMBAC American Municipal Bond Assurance Corp.
          FHA Federal Housing Administration
         FGIC Financial Guarantee Insurance Company
          FSA Financial Security Assurance, Inc.
         MBIA Municipal Bond Investors Assurance Corp.
         XLCA XL Capital Assurance, Inc.

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

          Corporate Backed/Industrial Revenue/Pollution Control 11.1%
          Hospital                                               9.5
          Hospital Obligated Group                               9.1
          Electric                                               8.9
          Special Tax                                            6.0
          Airport                                                6.0
          College & Universities                                 5.3
          State Appropriation                                    5.1
          Gas                                                    5.0
          Lease                                                  4.9
          Water & Sewage                                         4.9
          Bond Bank/Pooled Loan Program                          3.7
          Non-Profit                                             3.3
          School District                                        2.7
          Senior Living                                          2.7
          City & Town                                            2.5
          Health Care -- Services                                2.3
          Other, less than 2% each                               5.8

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007


  Principal
 Amount (++)  Description                                             Value (+)
----------------------------------------------------------------------------------
Bonds and Notes -- 92.9% of Net Assets
Convertible Bonds -- 3.0%
              Canada -- 0.1%
$   5,385,000 Nortel Networks Corp., 144A,
              2.125%, 4/15/2014                                    $     4,375,312
    3,187,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008(b)                                       3,127,244
                                                                   ---------------
                                                                         7,502,556
                                                                   ---------------
              United States -- 2.9%
   12,755,000 Avnet, Inc.,
              2.000%, 3/15/2034                                         16,358,288
    4,395,000 Bristol-Myers Squibb Co.,
              5.194%, 9/15/2023(c)                                       4,411,701
      200,000 Builders Transport, Inc., Subordinated Note,
              6.500%, 5/01/2011(d)                                              --
    1,000,000 Builders Transport, Inc., Subordinated Note,
              8.000%, 8/15/2005(d)                                              --
      750,000 Ciena Corp.,
              3.750%, 2/01/2008                                            744,375
      139,000 Dixie Group, Inc., Subordinated Note,
              7.000%, 5/15/2012                                            130,834
   11,899,000 Enzon Pharmaceuticals, Inc.,
              4.500%, 7/01/2008                                         11,690,768
    5,111,000 EPIX Pharmaceuticals, Inc., Senior Note,
              3.000%, 6/15/2024                                          3,961,025
    9,885,000 Host Hotels & Resorts, Inc., 144A,
              2.625%, 4/15/2027                                          8,908,856
   26,700,000 Human Genome Sciences, Inc.,
              2.250%, 8/15/2012                                         22,962,000
   30,860,000 Incyte Corp.,
              3.500%, 2/15/2011(b)                                      28,236,900
   12,005,000 Invitrogen Corp.,
              1.500%, 2/15/2024(b)                                      11,749,894
    2,360,000 IVAX Corp., Senior Subordinated Note,
              4.500%, 5/15/2008                                          2,436,700
   14,015,000 Kellwood Co., (step to 0.000% on 6/15/2011),
              3.500%, 6/15/2034(e)                                      12,771,169
    6,670,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              0.500%, 11/30/2008                                         6,203,100
    3,540,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              1.000%, 6/30/2010                                          3,163,875
   26,488,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                         25,196,710
   35,395,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(b)                                      32,828,862
    6,117,164 Liberty Media LLC,
              3.500%, 1/15/2031                                          5,926,002
    4,591,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(f)                                       4,315,540
   22,401,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                         19,208,857
      625,000 Nextel Communications, Inc., Senior Note,
              5.250%, 1/15/2010                                            623,438
      500,000 Preston Corp., Subordinated Note,
              7.000%, 5/01/2011                                            483,975
   20,000,000 Regeneron Pharmaceuticals, Inc., Subordinated Note,
              5.500%, 10/17/2008                                        20,400,000
      311,000 Richardson Electronics Ltd.,
              7.750%, 12/15/2011                                           304,780

  Principal
 Amount (++)  Description                                                       Value (+)
-----------------------------------------------------------------------------------------------
              United States -- continued
$   7,716,000 Sinclair Broadcast Group, Inc., (step to 2.000% on 1/15/2011),
              4.875%, 7/15/2018(e)                                           $     7,281,975
   22,735,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010                                                   20,632,012
   28,222,000 Valeant Pharmaceuticals International, Subordinated Note,
              4.000%, 11/15/2013                                                  25,505,632
   12,095,000 Wells Fargo & Co.,
              5.106%, 5/01/2033(b)(c)                                             12,039,363
                                                                             ---------------
                                                                                 308,476,631
                                                                             ---------------
              Total Convertible Bonds (Identified Cost $307,957,948)             315,979,187
                                                                             ---------------
Non-Convertible Bonds -- 89.9%
              Australia -- 0.7%
    1,500,000 Qantas Airways, Ltd., 144A,
              5.125%, 6/20/2013                                                    1,457,852
   32,710,000 Qantas Airways, Ltd., 144A,
              6.050%, 4/15/2016                                                   32,473,016
   50,000,000 Queensland Treasury Corp., 144A,
              7.125%, 9/18/2017, (NZD)                                            37,499,479
                                                                             ---------------
                                                                                  71,430,347
                                                                             ---------------
              Bermuda -- 0.1%
   11,855,000 Weatherford International, Ltd.,
              6.500%, 8/01/2036                                                   11,671,568
                                                                             ---------------
              Brazil -- 2.0%
    9,922,000 Republic of Brazil,
              8.250%, 1/20/2034(b)                                                12,496,759
    6,000,000 Republic of Brazil,
              8.875%, 4/15/2024(b)                                                 7,725,000
   55,200,000 Republic of Brazil,
              10.250%, 1/10/2028, (BRL)                                           30,774,075
  140,235,000 Republic of Brazil,
              12.500%, 1/05/2016, (BRL)(b)                                        90,200,254
  107,840,000 Republic of Brazil,
              12.500%, 1/05/2022, (BRL)                                           72,163,963
                                                                             ---------------
                                                                                 213,360,051
                                                                             ---------------
              Canada -- 16.0%
      250,000 Abitibi-Consolidated, Inc.,
              6.000%, 6/20/2013                                                      175,000
    8,125,000 Abitibi-Consolidated, Inc.,
              7.400%, 4/01/2018                                                    5,525,000
   12,060,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028(b)                                                 8,019,900
    2,960,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                    2,023,900
   39,846,000 Abitibi-Consolidated, Inc.,
              8.850%, 8/01/2030(b)                                                27,493,740
    9,785,000 Algoma Acquistion Corp., 144A,
              9.875%, 6/15/2015                                                    8,708,650
      750,000 Avenor, Inc.,
              10.850%, 11/30/2014, (CAD)                                             684,030
    4,370,000 Bell Canada, 144A,
              6.550%, 5/01/2029, (CAD)                                             3,804,863
    5,925,000 Bell Canada, (MTN),
              5.000%, 2/15/2017, (CAD)                                             4,987,687
    7,690,000 Bell Canada, (MTN),
              7.300%, 2/23/2032, (CAD)                                             7,257,121
   18,775,000 Bell Canada, Series M-17,
              6.100%, 3/16/2035, (CAD)                                            15,503,603

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                                   Value (+)
----------------------------------------------------------------------------------------
              Canada -- continued
$   2,795,000 Bombardier, Inc.,
              7.350%, 12/22/2026, (CAD)                                  $     2,725,733
   15,600,000 Bombardier, Inc., 144A,
              7.450%, 5/01/2034(b)                                            15,444,000
  121,095,000 Canada Housing Trust,
              4.100%, 12/15/2008, (CAD)                                      121,334,840
  269,440,000 Canadian Government,
              2.750%, 12/01/2007, (CAD)(b)                                   270,212,034
   14,525,000 Canadian Government,
              4.000%, 6/01/2016, (CAD)                                        14,276,017
  441,205,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)(b)                                    443,666,859
  436,930,000 Canadian Government,
              4.250%, 12/01/2008, (CAD)(b)                                   439,337,255
   21,565,000 Canadian Government,
              4.250%, 9/01/2009, (CAD)(b)                                     21,733,028
   35,580,000 Canadian Government,
              5.750%, 6/01/2033, (CAD)(b)                                     42,854,110
   24,200,000 Canadian Government,
              6.000%, 6/01/2008, (CAD)                                        24,600,961
    7,955,000 Domtar, Inc.,
              5.375%, 12/01/2013                                               7,278,825
      335,000 GMAC Canada, Ltd., Series E, (MTN),
              6.625%, 12/17/2010, (GBP)                                          630,577
      945,000 GMAC Canada, Ltd.,
              7.750%, 9/26/2008, (NZD)                                           667,067
    9,790,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                8,898,552
   49,135,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                               41,872,503
    9,975,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                8,079,750
   22,320,000 Nortel Networks, Ltd., 144A,
              10.125%, 7/15/2013                                              22,961,700
   22,930,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                              23,159,300
    7,365,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                6,223,425
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note,
              6.375%, 3/01/2014                                                2,550,694
    7,430,000 Rogers Wireless Communications, Inc., Senior Note,
              7.625%, 12/15/2011, (CAD)(b)                                     8,053,891
   10,000,000 Shaw Communications, Inc.,
              5.700%, 3/02/2017, (CAD)                                         9,449,555
    9,170,000 Talisman Energy, Inc.,
              5.850%, 2/01/2037                                                8,176,183
   23,515,000 Talisman Energy, Inc.,
              6.250%, 2/01/2038                                               22,152,729
   31,690,000 Telus Corp.,
              4.950%, 3/15/2017, (CAD)                                        28,978,675
                                                                         ---------------
                                                                           1,679,501,757
                                                                         ---------------
              Cayman Islands -- 0.0%
      555,000 Enersis SA, Cayman Island,
              7.400%, 12/01/2016                                                 597,777
                                                                         ---------------
              Chile -- 0.1%
    4,875,000 Empresa Nacional de Electricidad SA, Chile,
              7.875%, 2/01/2027(b)                                             5,451,381
      250,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013                                                  279,582
                                                                         ---------------
                                                                               5,730,963
                                                                         ---------------

   Principal
  Amount (++)    Description                                                 Value (+)
-----------------------------------------------------------------------------------------
                 Finland -- 0.6%
$  3,680,200,000 Nordic Investment Bank,
                 13.000%, 9/12/2008, (ISK)                                $    59,555,042
                                                                          ---------------
                 France -- 0.2%
 224,520,000,000 BNP Paribas SA, Series E, (MTN), 144A,
                 Zero Coupon, 6/13/2011, (IDR)                                 18,111,362
                                                                          ---------------
                 Germany -- 0.1%
     565,300,000 Kreditanstalt fuer Wiederaufbau, Series E, (MTN),
                 10.000%, 10/27/2008, (ISK)                                     8,912,247
                                                                          ---------------
                 India -- 0.1%
       9,090,000 ICICI Bank Ltd., 144A,
                 6.375%, 4/30/2022(c)                                           8,500,059
                                                                          ---------------
                 Ireland -- 0.7%
      32,520,000 Elan Finance PLC,
                 8.875%, 12/01/2013                                            31,950,900
      44,765,000 Elan Finance PLC, Senior Note,
                 7.750%, 11/15/2011                                            43,869,700
                                                                          ---------------
                                                                               75,820,600
                                                                          ---------------
                 Luxembourg -- 0.4%
      23,000,000 Telecom Italia Capital,
                 6.000%, 9/30/2034                                             21,385,722
      19,635,000 Telecom Italia Capital,
                 6.375%, 11/15/2033                                            18,949,444
                                                                          ---------------
                                                                               40,335,166
                                                                          ---------------
                 Malaysia -- 0.2%
      20,000,000 Ranhill Labuan Ltd., 144A,
                 12.500%, 10/26/2011(b)                                        19,785,620
                                                                          ---------------
                 Mexico -- 2.4%
      11,265,000 Desarrolladora Homex SAB de CV,
                 7.500%, 9/28/2015                                             11,208,675
   3,245,000(++) Mexican Fixed Rate Bonds, Series M-10,
                 8.000%, 12/17/2015, (MXN)                                     29,823,121
  18,127,200(++) Mexican Fixed Rate Bonds, Series M-20,
                 8.000%, 12/07/2023, (MXN)                                    166,448,580
   4,738,000(++) Mexican Fixed Rate Bonds, Series M-10,
                 9.000%, 12/20/2012, (MXN)                                     45,567,522
                                                                          ---------------
                                                                              253,047,898
                                                                          ---------------
                 Netherlands -- 1.4%
       1,800,000 Koninklijke (Royal) KPN NV, Series G, (MTN),
                 4.000%, 6/22/2015, (EUR)                                       2,340,095
       1,120,000 Koninklijke (Royal) KPN NV, Series E, (MTN),
                 5.750%, 3/18/2016, (GBP)                                       2,191,630
       8,098,000 Koninklijke (Royal) KPN NV,
                 8.375%, 10/01/2030                                             9,322,758
   8,580,000,000 Rabobank Nederland, Series EMTN, 144A,
                 13.500%, 1/28/2008, (ISK)                                    138,338,142
                                                                          ---------------
                                                                              152,192,625
                                                                          ---------------
                 Norway -- 0.0%
      10,000,000 Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                       1,873,289
                                                                          ---------------
                 Philipines -- 0.1%
       3,700,000 Philippine Long Distance Telephone Co., Series E, (MTN),
                 8.350%, 3/06/2017                                              4,046,690
       1,691,125 Quezon Power (Philippines), Ltd., Senior Secured Note,
                 8.860%, 6/15/2017                                              1,708,036
                                                                          ---------------
                                                                                5,754,726
                                                                          ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)   Description                                          Value (+)
---------------------------------------------------------------------------------
                Republic of Korea -- 0.1%
$     5,470,000 Hanarotelecom, Inc., 144A,
                7.000%, 2/01/2012                                 $     5,278,550
        300,000 Samsung Electronics Co., Ltd., 144A,
                7.700%, 10/01/2027                                        339,676
                                                                  ---------------
                                                                        5,618,226
                                                                  ---------------
                Scotland -- 1.7%
    169,620,000 Astrazeneca PLC,
                6.450%, 9/15/2037(b)                                  175,873,211
                                                                  ---------------
                Singapore -- 0.0%
      1,050,000 SP PowerAssets, Ltd., Series E, (MTN),
                3.730%, 10/22/2010, (SGD)                                 724,987
                                                                  ---------------
                South Africa -- 0.5%
    320,500,000 Republic of South Africa,
                13.000%, 8/31/2010, (ZAR)(b)                           51,238,689
                                                                  ---------------
                Spain -- 1.1%
    113,785,000 Telefonica Emisiones SAU, Guaranteed Note,
                7.045%, 6/20/2036                                     121,201,620
                                                                  ---------------
                Supranational -- 2.3%
     15,543,570 European Investment Bank, 144A,
                Zero Coupon, 9/12/2008, (BRL)                           7,686,147
    128,250,000 European Investment Bank, Senior Note,
                Zero Coupon, 3/10/2021, (AUD)                          48,999,206
    134,330,000 European Investment Bank, 144A,
                4.600%, 1/30/2037, (CAD)                              128,056,810
     80,000,000 Inter-American Development Bank, Series E, (MTN),
                Zero Coupon, 5/11/2009, (BRL)                          35,613,748
     24,450,000 Inter-American Development Bank, Series E, (MTN),
                6.000%, 12/15/2017, (NZD)                              16,891,507
     12,125,000 Inter-American Development Bank, Series G, (MTN),
                6.250%, 6/22/2016, (NZD)                                8,537,381
                                                                  ---------------
                                                                      245,784,799
                                                                  ---------------
                Sweden -- 0.3%
    207,265,000 Kingdom of Sweden,
                6.500%, 5/05/2008, (SEK)                               32,642,766
                                                                  ---------------
                Switzerland -- 0.1%
    346,700,000 Eurofima, Series EMTN,
                10.000%, 11/03/2008, (ISK)                              5,442,838
                                                                  ---------------
                Thailand -- 0.3%
     28,355,000 True Move Co., Ltd., 144A,
                10.750%, 12/16/2013                                    28,627,208
                                                                  ---------------
                United Kingdom -- 0.2%
 72,717,436,000 JPMorgan Chase Bank, 144A,
                Zero Coupon, 10/21/2010, (IDR)                          6,208,614
      1,000,000 Virgin Media Finance PLC,
                9.125%, 8/15/2016                                       1,037,500
      4,570,000 Virgin Media Finance PLC,
                9.750%, 4/15/2014, (GBP)                                9,350,211
      1,605,000 Vodafone Group PLC,
                6.150%, 2/27/2037                                       1,540,142
                                                                  ---------------
                                                                       18,136,467
                                                                  ---------------
                United States -- 58.2%
      5,565,000 AES Corp. (The),
                8.375%, 3/01/2011, (GBP)                               11,044,400
      4,020,000 AES Corp. (The), Senior Note,
                7.750%, 3/01/2014(b)                                    4,080,300

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              United States -- continued
$   1,190,000 Affiliated Computer Services, Inc.,
              5.200%, 6/01/2015                                $     1,050,175
   17,735,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                     17,631,552
   69,896,000 Albertson's, Inc., Senior Note,
              7.450%, 8/01/2029                                     67,282,169
    4,895,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                      4,968,587
    1,510,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                      1,629,784
   13,242,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                     11,744,714
    4,785,000 Allstate Corp.,
              5.950%, 4/01/2036                                      4,564,426
   46,570,000 ALLTEL Corp., Senior Note,
              7.875%, 7/01/2032                                     37,732,784
      825,000 American Airlines, Inc., Series 1999-1, Class B,
              7.324%, 4/15/2011                                        819,844
      995,863 American Airlines, Inc., Series 93A6,
              8.040%, 9/16/2011                                        990,882
    6,950,000 Amkor Technology, Inc., Senior Note,
              7.125%, 3/15/2011                                      6,741,500
    9,570,000 Amkor Technology, Inc., Senior Note,
              7.750%, 5/15/2013                                      9,235,050
   37,190,000 Anadarko Petroleum Corp.,
              5.950%, 9/15/2016                                     36,833,311
   45,910,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                     45,198,349
   10,503,000 APL Ltd., Senior Note,
              8.000%, 1/15/2024(f)                                   8,822,520
    1,585,000 Aramark Services, Inc.,
              5.000%, 6/01/2012                                      1,398,763
    4,640,000 Arrow Electronics, Inc.,
              6.875%, 6/01/2018                                      4,797,022
    8,000,000 ASIF Global Financing, 144A,
              2.380%, 2/26/2009, (SGD)                               5,351,739
   10,245,000 AT&T Corp.,
              6.500%, 3/15/2029                                     10,317,842
    8,500,000 AT&T, Inc.,
              6.150%, 9/15/2034(b)                                   8,402,632
  127,100,000 AT&T, Inc.,
              6.500%, 9/01/2037                                    131,052,429
   17,574,841 Atlas Air, Inc., Series 1998-1, Class 1B,
              7.680%, 1/02/2014(g)                                  20,211,067
      323,312 Atlas Air, Inc., Series 1999-1, Class A2,
              6.880%, 7/02/2009                                        316,846
   12,740,207 Atlas Air, Inc., Series 1999-1, Class B,
              7.630%, 1/02/2015(g)                                  14,651,238
    4,744,556 Atlas Air, Inc., Series 1999-1, Class C,
              8.770%, 1/02/2011(g)                                   4,602,219
    5,323,737 Atlas Air, Inc., Series 2000-1, Class B,
              9.057%, 1/02/2014(g)                                   6,494,959
    6,862,758 Atlas Air, Inc., Series C,
              8.010%, 1/02/2010(g)                                   5,901,972
   30,125,000 Avnet, Inc.,
              5.875%, 3/15/2014                                     30,026,341
   35,630,000 Avnet, Inc.,
              6.000%, 9/01/2015                                     34,830,106
   11,345,000 Avnet, Inc.,
              6.625%, 9/15/2016                                     11,454,865

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)   Description                                        Value (+)
-------------------------------------------------------------------------------
                United States -- continued
$    22,125,000 BAC Capital Trust VI,
                5.625%, 3/08/2035                               $    19,763,953
 17,310,000,000 Barclays Financial LLC, 144A,
                4.060%, 9/16/2010, (KRW)                             18,662,344
  1,006,000,000 Barclays Financial LLC, 144A,
                4.160%, 2/22/2010, (THB)                             30,378,677
 21,340,000,000 Barclays Financial LLC, 144A,
                4.460%, 9/23/2010, (KRW)                             23,261,346
 56,650,000,000 Barclays Financial LLC, 144A,
                4.470%, 12/04/2011, (KRW)                            61,298,618
    135,000,000 Barclays Financial LLC, Series E, (MTN),, 144A,
                4.100%, 3/22/2010, (THB)                              4,069,044
     15,195,000 BellSouth Corp.,
                6.000%, 11/15/2034(b)                                14,627,634
     23,584,000 Borden, Inc.,
                7.875%, 2/15/2023                                    18,985,120
      6,920,000 Borden, Inc.,
                8.375%, 4/15/2016                                     5,882,000
      8,757,000 Borden, Inc.,
                9.200%, 3/15/2021                                     7,443,450
      2,765,000 Boston Scientific Corp.,
                5.450%, 6/15/2014                                     2,481,588
     10,590,000 Boston Scientific Corp.,
                6.400%, 6/15/2016                                     9,663,375
     15,755,000 Boston Scientific Corp.,
                7.000%, 11/15/2035                                   13,667,462
      2,685,000 Bowater, Inc.,
                6.500%, 6/15/2013(b)                                  1,960,050
     71,400,000 Bruce Mansfield Unit 1 2,
                6.850%, 6/01/2034                                    72,646,644
      2,840,000 Centex Corp.,
                5.250%, 6/15/2015(b)                                  2,416,056
     21,365,000 Chesapeake Energy Corp.,
                6.500%, 8/15/2017                                    20,777,462
     22,690,000 Chesapeake Energy Corp.,
                6.875%, 11/15/2020                                   22,207,837
     15,325,000 CIGNA Corp.,
                6.150%, 11/15/2036                                   14,490,584
        425,000 Cincinnati Bell, Inc.,
                8.375%, 1/15/2014                                       423,938
      1,220,000 CIT Group, Inc.,
                5.000%, 2/13/2014                                     1,101,595
      2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN),
                5.500%, 12/01/2014, (GBP)                             4,418,640
      3,055,000 CIT Group, Inc.,
                6.000%, 4/01/2036                                     2,702,102
      4,545,000 CIT Group, Inc., (MTN),
                5.125%, 9/30/2014                                     4,145,317
      4,100,000 CIT Group, Inc., Series E, (MTN),
                5.500%, 12/20/2016, (GBP)                             7,058,992
     18,650,000 Citibank NA, 144A,
                15.000%, 7/02/2010, (BRL)                            11,587,734
     35,260,000 Citizens Communications Co.,
                7.875%, 1/15/2027                                    34,378,500
      7,805,000 Clear Channel Communications, Inc.,
                4.900%, 5/15/2015                                     5,878,570
      4,165,000 Clear Channel Communications, Inc.,
                5.500%, 9/15/2014                                     3,270,208
     10,765,000 Clear Channel Communications, Inc.,
                5.500%, 12/15/2016(b)                                 8,199,442

  Principal
 Amount (++)  Description                                             Value (+)
----------------------------------------------------------------------------------
              United States -- continued
$   2,080,000 Clear Channel Communications, Inc.,
              5.750%, 1/15/2013                                    $     1,740,920
   16,170,000 Cleveland Electric Illuminating Co.,
              5.950%, 12/15/2036                                        15,035,109
    2,935,000 Colonial Realty LP,
              6.050%, 9/01/2016                                          2,834,447
    2,405,000 Colorado Interstate Gas Co.,
              5.950%, 3/15/2015                                          2,365,390
    2,670,000 Colorado Interstate Gas Co.,
              6.800%, 11/15/2015                                         2,764,019
   41,635,000 Comcast Corp.,
              5.650%, 6/15/2035                                         37,170,104
   34,570,000 Comcast Corp.,
              6.450%, 3/15/2037                                         34,128,576
   20,175,000 Comcast Corp.,
              6.500%, 11/15/2035                                        19,921,743
  172,500,000 Comcast Corp.,
              6.950%, 8/15/2037                                        181,057,725
    6,319,005 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                          5,999,105
    7,466,633 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                          7,223,967
    6,925,049 Continental Airlines, Inc., Series 1999-1, Class B,
              6.795%, 8/02/2018                                          6,453,280
    2,374,176 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                          2,320,758
    4,342,313 Continental Airlines, Inc., Series 1999-2, Class B,
              7.566%, 3/15/2020                                          4,255,467
    7,586,247 Continental Airlines, Inc., Series 2000-2, Class B,
              8.307%, 10/02/2019                                         7,567,282
    2,803,874 Continental Airlines, Inc., Series 2001-1, Class B,
              7.373%, 6/15/2017                                          2,712,748
      300,438 Continental Airlines, Inc., Series 96-A,
              6.940%, 10/15/2013                                           297,433
    2,753,368 Continental Airlines, Inc., Series 971A,
              7.461%, 4/01/2015                                          2,724,113
    5,625,000 Continental Airlines, Inc., Series A,
              5.983%, 4/19/2022                                          5,450,288
   23,710,000 Corn Products International, Inc.,
              6.625%, 4/15/2037                                         23,511,761
    6,225,000 Corning, Inc.,
              5.900%, 3/15/2014                                          6,285,793
    6,220,000 Corning, Inc.,
              6.200%, 3/15/2016                                          6,350,813
      650,000 Corning, Inc.,
              6.750%, 9/15/2013                                            697,596
    6,150,000 Corning, Inc.,
              6.850%, 3/01/2029                                          6,260,626
    4,725,000 Corning, Inc.,
              7.250%, 8/15/2036                                          4,954,730
      400,000 CSC Holdings, Inc., Senior Note,
              7.875%, 2/15/2018                                            388,000
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 7/15/2009                                            254,375
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 8/15/2009                                            254,375
   37,345,000 CSX Corp.,
              6.000%, 10/01/2036(b)                                     34,967,767
    5,000,000 CSX Corp.,
              6.250%, 3/15/2018                                          5,026,250

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              United States -- continued
$   1,853,000 Cummins, Inc.,
              6.750%, 2/15/2027                                $     1,831,129
    2,145,000 Cummins, Inc.,
              7.125%, 3/01/2028                                      2,213,936
   19,745,000 DCP Midstream LP, 144A,
              6.450%, 11/03/2036                                    18,901,434
    8,758,000 Dillard's, Inc.,
              6.625%, 1/15/2018(b)                                   7,848,622
    4,187,000 Dillard's, Inc.,
              7.130%, 8/01/2018                                      3,857,274
    1,500,000 Dillard's, Inc.,
              7.750%, 7/15/2026                                      1,351,875
      425,000 Dillard's, Inc.,
              7.875%, 1/01/2023                                        386,219
    3,325,000 Dillard's, Inc., Class A,
              7.000%, 12/01/2028                                     2,763,906
    1,935,000 Dole Food Co., Inc.,
              8.625%, 5/01/2009                                      1,939,838
    8,180,000 Dominion Resources, Inc., Senior Note, Series B,
              5.950%, 6/15/2035                                      7,666,214
    4,335,000 DR Horton, Inc.,
              5.625%, 9/15/2014                                      3,685,292
    1,625,000 DR Horton, Inc.,
              6.500%, 4/15/2016                                      1,423,339
   16,160,000 DR Horton, Inc., Guaranteed Note,
              5.625%, 1/15/2016(b)                                  13,579,232
   43,470,000 DR Horton, Inc., Senior Note,
              5.250%, 2/15/2015                                     36,391,997
   11,275,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018(b)                                  10,288,437
   10,185,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                                     9,166,500
      500,000 Dynegy Holdings, Inc., 144A,
              7.750%, 6/01/2019                                        478,125
    7,455,000 Dynegy Holdings, Inc.,
              8.375%, 5/01/2016                                      7,492,275
   95,200,000 Edison Mission Energy, Senior Note, 144A,,
              7.625%, 5/15/2027                                     91,868,000
   15,685,000 El Paso Corp.,
              6.950%, 6/01/2028                                     14,570,189
      750,000 El Paso Corp., Senior Note, (MTN),
              7.800%, 8/01/2031                                        761,463
    1,000,000 El Paso Energy Corp., (MTN),
              7.750%, 1/15/2032                                      1,015,442
    5,330,000 Embarq Corp.,
              7.995%, 6/01/2036                                      5,679,078
    5,255,000 Energy Transfer Partners LP,
              6.125%, 2/15/2017                                      5,071,501
   11,315,000 Energy Transfer Partners LP,
              6.625%, 10/15/2036                                    10,670,656
   13,175,000 Enterprise Products Operating L.P.,
              6.300%, 9/15/2017                                     13,193,010
   14,385,000 Equifax, Inc.,
              7.000%, 7/01/2037                                     14,409,311
   35,900,000 FNMA,
              2.290%, 2/19/2009, (SGD)                              24,021,317
   17,816,000 Ford Motor Co.,
              6.375%, 2/01/2029(b)                                  13,094,760
    1,705,000 Ford Motor Co.,
              6.500%, 8/01/2018(b)                                   1,372,525

  Principal
 Amount (++)  Description                                         Value (+)
------------------------------------------------------------------------------
              United States -- continued
$     500,000 Ford Motor Co.,
              6.625%, 2/15/2028                                $       372,500
   73,114,000 Ford Motor Co.,
              6.625%, 10/01/2028                                    54,469,930
    1,940,000 Ford Motor Co.,
              7.125%, 11/15/2025(b)                                  1,445,300
   86,090,000 Ford Motor Co.,
              7.450%, 7/16/2031(b)                                  67,580,650
      800,000 Ford Motor Co.,
              7.500%, 8/01/2026                                        602,000
   35,237,000 Ford Motor Credit Co. LLC,
              5.700%, 1/15/2010                                     33,136,981
   10,685,000 Ford Motor Credit Co. LLC,
              7.000%, 10/01/2013                                     9,656,034
   15,465,000 Ford Motor Credit Co. LLC,
              7.250%, 10/25/2011                                    14,492,468
   14,595,000 Ford Motor Credit Co. LLC,
              8.000%, 12/15/2016(b)                                 13,653,695
    9,905,000 Ford Motor Credit Co. LLC,
              8.625%, 11/01/2010                                     9,819,460
   25,255,000 Freescale Semiconductor, Inc.,
              10.125%, 12/15/2016(b)                                23,487,150
  243,057,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                             169,943,868
   30,350,000 General Electric Capital Corp., Series A, (MTN),
              6.625%, 2/04/2010, (NZD)                              22,202,612
      500,000 General Electric Capital Corp., Series E, (MTN),
              1.725%, 6/27/2008, (SGD)                                 334,178
    3,100,000 General Electric Capital Corp., Series E, (MTN),
              6.125%, 5/17/2012, (GBP)(b)                            6,360,214
   66,645,000 General Electric Capital Corp., Series E, (MTN),
              6.750%, 9/26/2016, (NZD)                              47,744,130
   60,900,000 General Electric Capital Corp., Series G, (MTN),
              2.960%, 5/18/2012, (SGD)                              40,736,955
  115,000,000 General Electric Capital Corp., Series G, (MTN),
              3.485%, 3/08/2012, (SGD)                              79,055,978
   14,920,000 General Motors Corp.,
              8.250%, 7/15/2023(b)                                  13,055,000
    1,035,000 General Motors Corp.,
              8.375%, 7/15/2033(b)                                     906,919
    4,775,000 Georgia Gulf Corp.,
              10.750%, 10/15/2016(b)                                 4,154,250
   11,520,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                     10,540,800
   11,605,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                    10,792,650
      120,000 Georgia-Pacific Corp.,
              7.700%, 6/15/2015                                        119,400
   42,010,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                    39,909,500
   14,535,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                     14,171,625
   15,063,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                     15,100,657
   32,965,000 GMAC LLC,
              6.000%, 12/15/2011(b)                                 30,426,003
   11,710,000 GMAC LLC,
              6.625%, 5/15/2012                                     10,926,660
   16,806,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014                                    15,232,572

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                                   Value (+)
----------------------------------------------------------------------------------------
              United States -- continued
$   6,585,000 GMAC LLC,
              6.875%, 9/15/2011                                          $     6,266,707
   17,935,000 GMAC LLC,
              8.000%, 11/01/2031(b)                                           17,595,706
    4,360,000 Goodyear Tire & Rubber Co.,
              7.000%, 3/15/2028                                                3,684,200
    1,427,000 Goodyear Tire & Rubber Co.,
              9.000%, 7/01/2015(b)                                             1,523,323
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
              7.750%, 12/15/2013                                               2,486,400
    5,790,000 GTE Corp.,
              6.940%, 4/15/2028                                                6,017,414
      185,000 Hawaiian Telcom Communications, Inc.,
              12.500%, 5/01/2015(b)                                              199,800
    8,205,000 HCA, Inc.,
              6.375%, 1/15/2015                                                6,994,762
   45,075,000 HCA, Inc.,
              6.500%, 2/15/2016(b)                                            38,313,750
   12,875,000 HCA, Inc.,
              7.050%, 12/01/2027                                               9,750,276
    9,307,000 HCA, Inc.,
              7.500%, 12/15/2023                                               7,594,019
   18,745,000 HCA, Inc.,
              7.500%, 11/06/2033                                              15,089,725
   12,040,000 HCA, Inc.,
              7.580%, 9/15/2025                                                9,811,649
   27,892,000 HCA, Inc.,
              7.690%, 6/15/2025                                               22,908,620
    4,490,000 HCA, Inc.,
              7.750%, 7/15/2036                                                3,596,081
    6,155,000 HCA, Inc.,
              8.360%, 4/15/2024                                                5,351,619
    1,000,000 HCA, Inc., Senior Note,
              5.750%, 3/15/2014                                                  838,750
   14,550,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                               11,785,500
   35,790,000 Highwoods Properties, Inc.,
              5.850%, 3/15/2017                                               33,915,785
    9,995,000 Hilcorp Energy I LP, 144A,
              7.750%, 11/01/2015                                               9,770,112
   52,975,000 Home Depot, Inc.,
              5.875%, 12/16/2036                                              45,249,073
   11,370,000 Hospira, Inc.,
              6.050%, 3/30/2017                                               11,185,044
   66,372,000 HSBC Bank PLC, 144A,
              Zero Coupon, 4/18/2012, (MYR)                                   16,429,870
  119,806,078 HSBC Bank USA, 144A,
              Zero Coupon, 11/28/2011(c)                                      83,444,933
   16,050,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                               17,762,535
    3,940,000 iStar Financial, Inc.,
              5.150%, 3/01/2012                                                3,645,682
    5,310,000 ITC Holdings Corp., 144A,
              6.375%, 9/30/2036                                                5,078,760
   45,790,000 J.C. Penney Corp., Inc., Senior Note,
              6.375%, 10/15/2036                                              42,844,925
      350,000 J.C. Penney Corp., Inc.,
              7.125%, 11/15/2023(b)                                              368,384
    3,445,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013                                                3,333,038

   Principal
  Amount (++)    Description                                                Value (+)
----------------------------------------------------------------------------------------
                 United States -- continued
$      1,425,000 Joy Global, Inc.,
                 6.625%, 11/15/2036                                      $     1,431,286
 599,726,100,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                                49,283,123
 109,312,000,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                                 8,980,438
 229,157,783,660 JPMorgan Chase & Co., 144A,
                 Zero Coupon, 4/12/2012, (IDR)                                17,034,605
     149,232,225 JPMorgan Chase & Co., Series E, (MTN), 144A,
                 1.000%, 6/08/2012, (MYR)                                     36,393,831
      92,000,000 JPMorgan Chase Bank, 144A,
                 Zero Coupon, 5/17/2010, (BRL)                                38,297,698
       3,565,000 K N Capital Trust III,
                 7.630%, 4/15/2028(b)                                          3,190,843
       4,300,000 K N Energy, Inc.,
                 6.670%, 11/01/2027                                            3,756,669
       2,365,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.250%, 1/15/2015                                             1,797,400
      15,055,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.250%, 1/15/2016(b)                                         11,592,350
       5,080,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.375%, 12/15/2014(b)                                         3,937,000
       2,490,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.500%, 1/15/2014                                             1,935,975
       6,290,000 K. Hovnanian Enterprises, Inc.,
                 7.500%, 5/15/2016(b)                                          5,000,550
       1,935,000 K. Hovnanian Enterprises, Inc.,
                 7.750%, 5/15/2013(b)                                          1,383,525
       8,340,000 KB Home, Guaranteed Note,
                 5.875%, 1/15/2015                                             7,089,000
       2,940,000 KB Home, Guaranteed Note,
                 6.250%, 6/15/2015                                             2,510,025
      11,315,000 KB Home, Guaranteed Note,
                 7.250%, 6/15/2018                                             9,844,050
       7,515,000 Kellwood Co.,
                 7.625%, 10/15/2017                                            6,575,625
       1,915,000 Kimball Hill Homes, Inc.,
                 10.500%, 12/15/2012(b)                                        1,321,350
         500,000 Kinder Morgan Energy Partners, LP,
                 5.800%, 3/15/2035                                               441,548
      11,288,000 Kinder Morgan, Inc., Senior Note,
                 5.150%, 3/01/2015                                            10,075,161
       1,650,000 Koppers Holdings, Inc., (step to 9.875% on 11/15/2009),
                 Zero Coupon, 11/15/2014(e)                                    1,410,750
      37,705,000 Kraft Foods, Inc.,
                 6.500%, 8/11/2017                                            38,947,417
      30,680,000 Kraft Foods, Inc.,
                 7.000%, 8/11/2037                                            32,185,836
       1,600,000 Lennar Corp., Series B, Guaranteed Note,
                 5.600%, 5/31/2015                                             1,376,538
      23,885,000 Lennar Corp., Series A,
                 6.500%, 4/15/2016                                            21,590,655
      11,970,000 Lennar Corp., Series B,
                 5.500%, 9/01/2014                                            10,444,603
      33,965,000 Level 3 Communications, Inc.,
                 2.875%, 7/15/2010                                            32,606,400
      29,195,000 Level 3 Financing, Inc.,
                 8.750%, 2/15/2017                                            28,173,175
       8,525,000 Level 3 Financing, Inc.,
                 9.250%, 11/01/2014                                            8,397,125

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                                     Value (+)
------------------------------------------------------------------------------------------
              United States -- continued
$  41,535,000 Lowes Cos., Inc.,
              6.650%, 9/15/2037                                            $    41,964,929
   39,875,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                                 33,096,250
    2,840,000 Lucent Technologies, Inc.,
              6.500%, 1/15/2028                                                  2,357,200
   11,645,000 Macy's Retail Holdings, Inc.,
              6.375%, 3/15/2037                                                 10,647,617
    2,660,000 Marsh & McLennan Cos., Inc.,
              5.375%, 7/15/2014                                                  2,566,836
   11,710,000 Marsh & McLennan Cos., Inc.,
              5.750%, 9/15/2015(b)                                              11,309,776
    6,905,000 Marsh & McLennan Cos., Inc.,
              5.875%, 8/01/2033(b)                                               5,952,897
    1,250,000 McDonalds Corp., Series E, (MTN),
              3.628%, 10/10/2010, (SGD)                                            858,224
   51,500,000 Merrill Lynch & Co., Inc.,
              10.710%, 3/08/2017, (BRL)                                         28,834,943
    5,350,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                                                  5,045,729
   13,405,000 Michigan Tobacco Settlement Finance Authority, Taxable Turbo
              Series A,
              7.309%, 6/01/2034                                                 13,229,797
    1,000,000 MidAmerican Energy Holdings Co.,
              6.125%, 4/01/2036(b)                                                 970,785
   40,255,000 Midamerican Energy Holdings Co., 144A,
              6.500%, 9/15/2037                                                 40,689,915
    1,153,000 Missouri Pacific Railroad Co.,
              5.000%, 1/01/2045                                                    795,570
    6,465,000 Mosaic Global Holdings, Inc.,
              7.300%, 1/15/2028                                                  6,206,400
    5,820,000 Mosaic Global Holdings, Inc.,
              7.375%, 8/01/2018                                                  5,645,400
    7,655,000 Motorola, Inc.,
              6.500%, 9/01/2025                                                  7,412,482
    3,346,000 New England Telephone & Telegraph Co.,
              7.875%, 11/15/2029                                                 3,717,834
   54,190,000 News America, Inc.,
              6.150%, 3/01/2037                                                 50,536,781
   11,140,000 News America, Inc.,
              6.200%, 12/15/2034                                                10,488,265
   14,360,000 News America, Inc.,
              6.400%, 12/15/2035                                                13,868,271
    4,305,000 Nextel Communications, Inc., Series E,
              6.875%, 10/31/2013                                                 4,322,216
   25,790,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                                 24,621,971
   31,735,000 NGC Corp. Capital Trust I, Series B,
              8.316%, 6/01/2027                                                 29,354,875
   48,500,000 Nisource Finance Corp.,
              6.400%, 3/15/2018                                                 48,856,135
    2,500,000 NRG Energy, Inc.,
              7.250%, 2/01/2014                                                  2,506,250
    5,000,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                                                  5,012,500
    4,530,000 ONEOK Partners LP,
              6.650%, 10/01/2036                                                 4,468,116
    3,260,000 Owens & Minor, Inc.,
              6.350%, 4/15/2016                                                  3,307,009
    9,480,000 Owens Corning, Inc.,
              6.500%, 12/01/2016                                                 9,156,030

  Principal
 Amount (++)  Description                                      Value (+)
------------------------------------------------------------------------------
              United States -- continued
$  14,200,000 Owens Corning, Inc.,
              7.000%, 12/01/2036                            $    13,820,079
      225,000 Owens-Illinois, Inc., Senior Note,
              7.500%, 5/15/2010(b)                                  226,688
   42,043,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018                                  41,412,355
    3,000,000 Pemex Project Funding Master Trust,
              8.625%, 12/01/2023(b)                               3,709,500
    4,350,000 Pemex Project Funding Master Trust,
              9.500%, 9/15/2027(b)                                5,911,650
    7,175,000 Pioneer Natural Resources Co.,
              5.875%, 7/15/2016                                   6,442,662
    3,898,000 Pioneer Natural Resources Co.,
              7.200%, 1/15/2028                                   3,484,145
   20,770,000 Plains All American Pipeline LP,
              6.125%, 1/15/2017                                  20,789,482
   44,730,000 Plains All American Pipeline LP,
              6.650%, 1/15/2037(b)                               44,495,481
    1,948,000 Ply Gem Industries, Inc.,
              9.000%, 2/15/2012(b)                                1,577,880
    4,240,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015                                   3,535,401
   45,470,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035                                  33,143,901
   12,730,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                   9,673,794
      950,000 Qwest Capital Funding, Inc.,
              7.250%, 2/15/2011(b)                                  954,750
   26,205,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                  23,912,062
   13,170,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.500%, 11/15/2018                                 11,622,525
   42,455,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(b)                               36,405,162
    2,025,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(b)                                2,035,125
    6,455,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021                                   6,035,425
   20,420,000 Qwest Corp.,
              6.875%, 9/15/2033                                  19,092,700
    2,785,000 Qwest Corp.,
              7.250%, 9/15/2025(b)                                2,736,263
   25,230,000 Reliant Energy, Inc., Senior Note,
              7.875%, 6/15/2017(b)                               25,387,687
   18,420,000 Residential Capital LLC,
              7.375%, 5/17/2013, (GBP)                           28,830,773
   46,050,000 Residential Capital LLC,
              7.500%, 4/17/2013                                  37,185,375
   11,260,000 Residential Capital LLC,
              7.875%, 6/30/2015                                   9,092,450
   15,205,000 Residential Capital LLC, Series E, (MTN),
              8.875%, 7/01/2014, (GBP)                           24,576,427
   52,930,000 Reynolds American, Inc.,
              6.750%, 6/15/2017                                  54,135,481
   13,400,000 Reynolds American, Inc.,
              7.250%, 6/15/2037(b)                               14,008,025
   10,480,000 Sara Lee Corp.,
              6.125%, 11/01/2032(b)                               9,776,174

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)     Description                           Value (+)
-------------------------------------------------------------------
                 United States -- continued
$   1,200,000    Six Flags, Inc.,
                 9.625%, 6/01/2014(b)               $       991,500
    2,785,000    Six Flags, Inc.,
                 9.750%, 4/15/2013(b)                     2,360,288
   10,400,000    SLM Corp., (MTN),
                 5.050%, 11/14/2014                       8,819,907
   22,205,000    SLM Corp., Series A, (MTN),
                 5.000%, 10/01/2013                      19,389,317
   33,190,000    SLM Corp., Series A, (MTN),
                 5.000%, 4/15/2015                       27,836,951
   11,510,000    SLM Corp., Series A, (MTN),
                 5.000%, 6/15/2018                        9,142,566
    4,145,000    SLM Corp., Series A, (MTN),
                 5.375%, 5/15/2014                        3,617,300
   25,080,000    SLM Corp., Series A, (MTN),
                 5.625%, 8/01/2033(b)                    19,306,032
    6,100,000    SLM Corp., Series A, (MTN),
                 6.500%, 6/15/2010, (NZD)                 4,167,086
    2,550,000    Southern Natural Gas Co.,
                 7.350%, 2/15/2031                        2,670,350
    6,326,000    Sprint Capital Corp.,
                 6.875%, 11/15/2028                       6,105,210
   11,309,000    Sprint Nextel Corp.,
                 6.000%, 12/01/2016                      10,862,577
    4,035,000    Stanley-Martin Communities LLC,
                 9.750%, 8/15/2015(b)                     3,006,075
    1,810,000    Sungard Data Systems, Inc.,
                 9.125%, 8/15/2013                        1,882,400
   16,514,000    Tenet Healthcare Corp.,
                 6.875%, 11/15/2031                      12,344,215
    4,480,000    Tenet Healthcare Corp.,
                 9.250%, 2/01/2015(b)                     3,953,600
    7,872,000    Tennessee Gas Pipeline Co.,
                 7.000%, 10/15/2028(b)                    8,012,869
    9,240,000    Time Warner, Inc.,
                 6.500%, 11/15/2036                       8,914,539
   11,145,000    Time Warner, Inc.,
                 6.625%, 5/15/2029                       10,914,789
    4,795,000    Time Warner, Inc.,
                 6.950%, 1/15/2028                        4,905,851
    3,150,000    Time Warner, Inc.,
                 7.625%, 4/15/2031                        3,426,208
    2,025,000    Time Warner, Inc.,
                 7.700%, 5/01/2032                        2,223,478
    8,785,000    Toledo Edison Co.,
                 6.150%, 5/15/2037                        8,199,559
    4,245,000    Toll Brothers Financial Corp.,
                 5.150%, 5/15/2015(b)                     3,635,690
   31,625,000    Toys R Us, Inc.,
                 7.375%, 10/15/2018(b)                   25,379,062
    8,355,000    Toys R Us, Inc.,
                 7.875%, 4/15/2013                        7,268,850
   31,135,000    Travelers Cos., Inc. (The), (MTN),
                 6.250%, 6/15/2037                       30,032,603
    4,000,000    Travelers Cos., Inc. (The),
                 6.750%, 6/20/2036                        4,062,136
    1,000,000    Travelers Property Casualty Corp.,
                 6.375%, 3/15/2033                          993,776
   35,615,000    Tribune Co.,
                 5.250%, 8/15/2015(b)                    24,821,482

  Principal
 Amount (++)  Description                                                     Value (+)
------------------------------------------------------------------------------------------
              United States -- continued
$     315,000 TXU Corp.,
              5.550%, 11/15/2014                                           $       254,051
    6,925,000 TXU Corp., Series Q,
              6.500%, 11/15/2024                                                 5,550,388
    2,225,000 TXU Corp., Series R,
              6.550%, 11/15/2034                                                 1,744,985
  469,945,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(b)                                             445,529,947
   19,965,000 U.S. Treasury Bond,
              4.750%, 2/15/2037(b)                                              19,688,924
  516,825,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(b)                                             553,245,141
    7,000,000 United States Steel Corp.,
              6.050%, 6/01/2017                                                  6,698,440
    4,130,000 United States Steel Corp.,
              6.650%, 6/01/2037                                                  3,810,152
   24,880,000 USG Corp.,
              6.300%, 11/15/2016                                                22,579,944
   12,880,000 USG Corp.,
              7.750%, 1/15/2018                                                 12,899,964
   51,815,000 Verizon Global Funding Corp., Senior Note,
              5.850%, 9/15/2035(b)                                              49,498,040
    5,530,000 Verizon Maryland, Inc., Series B,
              5.125%, 6/15/2033                                                  4,563,057
   12,050,000 Verizon New York, Inc., Series A,
              7.375%, 4/01/2032                                                 12,828,852
   32,790,000 Viacom, Inc., Senior Note,
              6.875%, 4/30/2036                                                 32,653,397
  132,865,000 Virginia Tobacco Settlement Financing Corp., Series A-1,
              6.706%, 6/01/2046                                                123,347,880
   50,000,000 WellPoint, Inc.,
              6.375%, 6/15/2037(b)                                              49,565,300
  101,985,000 Western Union Co.,
              6.200%, 11/17/2036                                                98,256,836
    7,300,000 White Pine Hydro LLC,
              6.310%, 7/10/2017(f)                                               7,432,765
   10,935,000 White Pine Hydro LLC,
              6.960%, 7/10/2037(f)                                              11,130,212
    4,000,000 White Pine Hydro LLC,
              7.260%, 7/20/2015(f)                                               4,099,648
      600,000 Williams Cos., Inc.,
              7.875%, 9/01/2021                                                    652,500
      965,000 Williams Cos., Inc., Senior Note,
              7.750%, 6/15/2031                                                  1,014,456
    8,600,000 Williams Cos., Inc., Series A,
              7.500%, 1/15/2031                                                  8,922,400
   11,205,000 Willis North America, Inc.,
              6.200%, 3/28/2017                                                 11,117,870
   10,270,000 Woolworth Corp.,
              8.500%, 1/15/2022                                                  9,807,850
   18,050,000 Xerox Capital Trust I, Guaranteed Note,
              8.000%, 2/01/2027                                                 18,209,941
    1,730,000 Xerox Corp., (MTN),
              7.200%, 4/01/2016                                                  1,804,767
    8,885,000 XTO Energy, Inc.,
              6.750%, 8/01/2037                                                  9,270,876
                                                                           ---------------
                                                                             6,093,502,631
                                                                           ---------------
              Total Non-Convertible Bonds (Identified Cost $9,002,294,070)   9,404,974,539
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $9,310,252,018)         9,720,953,726
                                                                           ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Shares    Description                                              Value (+)
----------------------------------------------------------------------------------
Common Stocks -- 2.2% of Net Assets
             Israel -- 0.0%
       2,288 Teva Pharmaceutical Industries, Ltd., ADR             $       101,747
                                                                   ---------------
             United States -- 2.2%
     200,925 Apartment Investment & Management Co., Class A(b)           9,067,745
     889,730 Associated Estates Realty Corp., (REIT)(b)                 11,602,079
   2,238,800 Bristol-Myers Squibb Co.(b)                                64,522,216
      53,260 Chesapeake Energy Corp.(b)                                  1,877,948
   2,309,175 ConAgra Foods, Inc.(b)                                     60,338,743
      41,343 Corning, Inc.(b)                                            1,019,105
     182,500 Developers Diversified Realty Corp., (REIT)                10,196,275
     282,500 Duke Energy Corp.(b)                                        5,279,925
     460,000 Equity Residential, (REIT)(b)                              19,485,600
     477,725 KB Home(b)                                                 11,971,789
     549,450 Lennar Corp., Class A(b)                                   12,445,042
     117,700 Simon Property Group, Inc., (REIT)(b)                      11,770,000
     141,249 Spectra Energy Corp.(b)                                     3,457,776
     359,449 Vertex Pharmaceuticals, Inc.(b)(g)                         13,806,436
                                                                   ---------------
                                                                       236,840,679
                                                                   ---------------
             Total Common Stocks (Identified Cost $211,935,348)        236,942,426
                                                                   ---------------
   Shares
----------------------------------------------------------------------------------
Preferred Stocks -- 1.6%
             United States -- 1.6%
     302,400 AES Trust III, Convertible,
             6.750%(b)                                                  14,738,976
      52,020 Chesapeake Energy Corp.,
             4.500%(b)                                                   5,241,015
     278,685 Chesapeake Energy Corp., Convertible,
             5.000%(b)                                                  31,073,378
     107,725 CMS Energy Trust I, Convertible,
             7.750%                                                      5,372,785
     143,875 El Paso Energy Capital Trust I, Convertible,
             4.750%                                                      5,926,211
         393 Entergy New Orleans, Inc.,
             4.750%                                                         29,438
      42,700 FelCor Lodging Trust, Inc., (REIT) Convertible,
             $1.95                                                       1,001,742
   1,447,000 Ford Motor Co. Capital Trust II, Convertible,
             6.500%                                                     54,624,250
      15,600 Lucent Technologies Capital Trust I, Convertible,
             7.750%                                                     15,132,000
      81,975 Newell Financial Trust I,
             5.250%                                                      3,822,084
     469,300 Owens-Illinois, Inc., Convertible,
             4.750%                                                     21,118,500
     332,275 Six Flags, Inc.,
             7.250%(b)                                                   6,954,516
       9,381 United Rentals Trust I, Convertible,
             6.500%                                                        452,632
                                                                   ---------------
             Total Preferred Stocks (Identified Cost $155,205,634)     165,487,527
                                                                   ---------------

   Shares      Description                                                             Value (+)
------------------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.2%
       203,625 BlackRock Senior High Income Fund, Inc.                              $     1,142,336
       110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.                            1,061,332
     1,969,750 Western Asset High Income Opportunity Fund, Inc.                          12,744,283
     1,368,400 Western Asset Managed High Income Fund, Inc.(b)                            8,484,080
                                                                                     ---------------
               Total Closed-End Investment Companies
               (Identified Cost $22,753,639)                                             23,432,031
                                                                                     ---------------
   Shares/
  Principal
 Amount (++)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 21.7% of Net Assets
 2,135,549,007 State Street Securities Lending Quality Trust(h)                       2,135,549,007
$  132,117,601 Tri-Party Repurchase Agreement with Fixed Income Clearing
               Corporation, dated 9/28/2007 at 3.750% to be repurchased at
               $132,158,888 on 10/1/2007, collateralized by $96,625,000
               Federal National Mortgage Association, 5.750% due
               3/07/2022 with a value of $95,175,625 and $38,670,000
               Federal National Mortgage Association, 6.060% due
               6/06/2017 with a value of $39,588,413 including accrued
               interest (Note 2f)                                                       132,117,601
                                                                                     ---------------
               Total Short-Term Investments (Identified Cost $2,267,666,608)          2,267,666,608
                                                                                     ---------------
               Total Investments -- 118.6%
               (Identified Cost $11,967,813,247)(a)                                  12,414,482,318
               Other assets less liabilities -- (18.6)%                              (1,949,058,963)
                                                                                     ---------------
               Net Assets -- 100%                                                   $10,465,423,355
                                                                                     ===============
          (++) Principal amount is in U.S. dollars unless otherwise noted.
           (+) See Note 2a of Notes to Financial Statements.
          (++) Amounts shown represent units. One unit represents a principal amount of 100.
           (a) Federal Tax Information:
               At September 30, 2007, the net unrealized appreciation on
               investments based on a cost of $11,976,371,468 for federal income tax purposes was as follows:
               Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                      $   592,285,251
               Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                         (154,174,401)
                                                                                     ---------------
               Net unrealized appreciation                                          $   438,110,850
                                                                                     ===============
           (b) All or a portion of this security was on loan to brokers at September 30, 2007.
           (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
           (d) Non-income producing security due to default or bankruptcy filing.
           (e) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
           (f) Illiquid security. At September 30, 2007, the value of these securities amounted to
               $35,800,685 or 0.3% of net assets.
           (g) Non-income producing security.
           (h) Represents investment of security lending collateral.

                See accompanying notes to financial statements.

Investments as of September 30, 2007

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,085,588,797 or
     10.4% of net assets.
 ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
EMTN Euro Medium Term Note
FNMA Federal National Mortgage Association
 MTN Medium Term Note
REIT Real Estate Investment Trust
 AUD Australian Dollar
 BRL Brazilian Real
 CAD Canadian Dollar
 EUR Euro
 GBP British Pound
 IDR Indonesian Rupiah
 ISK Iceland Krona
 KRW South Korean Won
 MXN Mexican Peso
 MYR Malaysian Ringgit
 NOK Norwegian Krone
 NZD New Zealand Dollar
 SEK Swedish Krona
 SGD Singapore Dollar
 THB Thailand Baht
 ZAR South African Rand

Holdings at September 30, 2007 as a Percentage of Net Assets (unaudited)

                         Sovereigns               18.3%
                         Treasuries                9.7
                         Banking                   6.2
                         Wirelines                 5.9
                         Pharmaceuticals           4.7
                         Electric                  4.4
                         Non-Captive Finance       3.1
                         Supranational             3.0
                         Automotive                2.8
                         Technology                2.8
                         Media Cable               2.8
                         Healthcare                2.3
                         Pipelines                 2.1
                         Independent Energy        2.1
                         Home Construction         2.1
                         Other, less than 2% each 24.6

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                     STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2007

                                                                                        Limited Term Government
                                           Core Plus Bond Fund      High Income Fund        and Agency Fund
                                          ---------------------  ---------------------  -----------------------
ASSETS
 Investments at cost                      $         253,413,303  $          45,991,644   $         142,739,129
 Net unrealized appreciation
   (depreciation)                                    (1,218,841)             1,141,994                (938,808)
                                          ---------------------  ---------------------   ---------------------
   Investments at value(a)                          252,194,462             47,133,638             141,800,321
 Cash                                                        --                     --                      --
 Foreign currency at value (identified
   cost $10,602, $5,297, $0, $0, $0,
   $10,441,500)                                          10,665                  5,332                      --
 Receivable for Fund shares sold                        459,038                 26,662                 208,170
 Receivable for securities sold                              --                 13,404                      --
 Dividends and interest receivable                    2,170,057                686,988                 569,566
 Tax reclaims receivable                                     --                     --                      --
 Securities lending income receivable                     8,641                  2,829                   4,704
                                          ---------------------  ---------------------   ---------------------
   TOTAL ASSETS                                     254,842,863             47,868,853             142,582,761
                                          ---------------------  ---------------------   ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    31,895,894              5,572,870               8,886,334
 Payable for securities purchased                       640,343                     --                      --
 Payable for delayed delivery security
   purchased (Note 2)                                        --                     --               7,119,219
 Payable for Fund shares redeemed                       260,784                 86,102               1,285,694
 Dividends payable                                           --                     --                 157,226
 Management fees payable (Note 4)                        22,058                  5,356                  44,450
 Deferred Trustees' fees (Note 4)                       279,432                 81,276                 244,169
 Administrative fees payable (Note 4)                    10,214                  2,033                   5,555
 Other accounts payable and accrued
   expenses                                             215,572                 42,336                  55,220
                                          ---------------------  ---------------------   ---------------------
   TOTAL LIABILITIES                                 33,324,297              5,789,973              17,797,867
                                          ---------------------  ---------------------   ---------------------
NET ASSETS                                $         221,518,566  $          42,078,880   $         124,784,894
                                          =====================  =====================   =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         243,520,421  $         122,213,756   $         142,955,766
 Undistributed (overdistributed) net
   investment income                                    286,929                 44,230                (130,422)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (21,078,017)           (81,322,639)            (17,101,642)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                     (1,210,767)             1,143,533                (938,808)
                                          ---------------------  ---------------------   ---------------------
NET ASSETS                                $         221,518,566  $          42,078,880   $         124,784,894
                                          =====================  =====================   =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $         105,780,312  $          32,602,986   $         108,536,108
                                          =====================  =====================   =====================
   Shares of beneficial interest                      9,353,621              6,367,626               9,868,144
                                          =====================  =====================   =====================
   Net asset value and redemption price
    per share                             $               11.31  $                5.12   $               11.00
                                          =====================  =====================   =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               11.84  $                5.36   $               11.34
                                          =====================  =====================   =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          87,101,310  $           4,200,520   $           6,786,867
                                          =====================  =====================   =====================
   Shares of beneficial interest                      7,698,452                819,262                 617,767
                                          =====================  =====================   =====================
   Net asset value and offering price
    per share                             $               11.31  $                5.13   $               10.99
                                          =====================  =====================   =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          12,690,465  $           5,275,374   $           5,260,951
                                          =====================  =====================   =====================
   Shares of beneficial interest                      1,120,972              1,029,474                 478,112
                                          =====================  =====================   =====================
   Net asset value and offering price
    per share                             $               11.32  $                5.12   $               11.00
                                          =====================  =====================   =====================
 Class Y shares:
   Net assets                             $          15,946,479  $                  --   $           4,200,968
                                          =====================  =====================   =====================
   Shares of beneficial interest                      1,403,705                     --                 380,830
                                          =====================  =====================   =====================
   Net asset value, offering and
    redemption price per share            $               11.36  $                  --   $               11.03
                                          =====================  =====================   =====================
 (a) Including securities on loan with
   market values of:                      $          31,264,559  $           5,465,101   $           8,731,477
                                          =====================  =====================   =====================

                See accompanying notes to financial statements.

        Massachusetts Tax      Municipal Income          Strategic Income
        Free Income Fund             Fund                      Fund
      ---------------------  ---------------------    ---------------------
      $          65,672,930  $          85,467,894    $      11,967,813,247
                  1,764,990                823,097              446,669,071
      ---------------------  ---------------------    ---------------------
                 67,437,920             86,290,991           12,414,482,318
                         --                     --                    8,663
                         --                     --               10,770,100
                      2,720                  3,683               67,247,918
                         --                     --                1,152,300
                  1,059,746              1,367,316              147,521,117
                         --                     --                    3,180
                         --                     --                  560,097
      ---------------------  ---------------------    ---------------------
                 68,500,386             87,661,990           12,641,745,693
      ---------------------  ---------------------    ---------------------
                         --                     --            2,135,549,007
                         --              1,270,704               23,276,220
                         --                     --                       --
                     41,191                129,784               10,489,368
                     53,141                 88,267                       --
                     22,083                 20,289                4,671,414
                     92,638                170,624                  393,037
                      3,224                  4,357                  445,360
                     43,457                 36,724                1,497,932
      ---------------------  ---------------------    ---------------------
                    255,734              1,720,749            2,176,322,338
      ---------------------  ---------------------    ---------------------
      $          68,244,652  $          85,941,241    $      10,465,423,355
      =====================  =====================    =====================
      $          66,958,010  $          84,350,902    $       9,992,363,120
                     17,656                236,715               26,601,961
                   (496,004)               530,527               (2,290,496)
                  1,764,990                823,097              448,748,770
      ---------------------  ---------------------    ---------------------
      $          68,244,652  $          85,941,241    $      10,465,423,355
      =====================  =====================    =====================
      $          66,584,736  $          82,144,212    $       5,749,314,842
      =====================  =====================    =====================
                  4,081,741             11,202,720              378,740,752
      =====================  =====================    =====================
      $               16.31  $                7.33    $               15.18
      =====================  =====================    =====================
      $               17.03  $                7.68    $               15.90
      =====================  =====================    =====================
      $           1,659,916  $           3,797,029    $         233,418,256
      =====================  =====================    =====================
                    101,983                517,191               15,306,640
      =====================  =====================    =====================
      $               16.28  $                7.34    $               15.25
      =====================  =====================    =====================
      $                  --  $                  --    $       3,843,822,561
      =====================  =====================    =====================
                         --                     --              252,149,852
      =====================  =====================    =====================
      $                  --  $                  --    $               15.24
      =====================  =====================    =====================
      $                  --  $                  --    $         638,867,696
      =====================  =====================    =====================
                         --                     --               42,104,822
      =====================  =====================    =====================
      $                  --  $                  --    $               15.17
      =====================  =====================    =====================
      $                  --  $                  --    $       2,097,963,205
      =====================  =====================    =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2007

                                                                                        Limited Term Government
                                           Core Plus Bond Fund      High Income Fund        and Agency Fund
                                          ---------------------  ---------------------  -----------------------
INVESTMENT INCOME
 Dividends                                $                  --  $             110,571   $                  --
 Interest                                            11,932,113              3,071,037               6,419,896
 Securities lending income (Note 2)                      69,741                 13,570                  20,273
 Less net foreign taxes withheld                             --                   (253)                     --
                                          ---------------------  ---------------------   ---------------------
                                                     12,001,854              3,194,925               6,440,169
                                          ---------------------  ---------------------   ---------------------
 Expenses
   Management fees (Note 4)                             952,707                252,979                 629,029
   Service fees - Class A (Note 4)                      242,355                 78,888                 273,749
   Service and distribution fees -
    Class B (Note 4)                                  1,003,755                 60,229                  81,324
   Service and distribution fees -
    Class C (Note 4)                                     92,871                 45,851                  46,659
   Trustees' fees and expenses (Note 4)                  65,307                 23,359                  56,354
   Administrative fees (Note 4)                         122,399                 23,539                  69,276
   Custodian fees and expenses                           34,344                 22,697                  27,755
   Transfer agent fees and expenses -
    Class A (Note 4)                                    210,244                 44,996                 125,366
   Transfer agent fees and expenses -
    Class B (Note 4)                                    235,267                  9,824                  10,047
   Transfer agent fees and expenses -
    Class C (Note 4)                                     18,049                  5,989                   5,091
   Transfer agent fees and expenses -
    Class Y (Note 4)                                     17,834                     --                     268
   Audit fees                                            46,662                 46,625                  50,312
   Legal fees                                             6,665                  2,213                   3,599
   Shareholder reporting expenses                        62,341                 11,356                  19,169
   Registration fees                                     63,782                 44,848                  59,091
   Miscellaneous expenses                                18,214                  8,073                  11,224
                                          ---------------------  ---------------------   ---------------------
 Total expenses                                       3,192,796                681,466               1,468,313
   Less fee reduction and/or expense
    reimbursement (Note 4)                             (128,194)              (103,143)               (139,668)
                                          ---------------------  ---------------------   ---------------------
   Net expenses                                       3,064,602                578,323               1,328,645
                                          ---------------------  ---------------------   ---------------------
   Net investment income                              8,937,252              2,616,602               5,111,524
                                          ---------------------  ---------------------   ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments - net                                  3,043,606              2,070,919                  65,262
   Foreign currency transactions - net                   13,847                    234                      --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - net                                   (463,863)            (1,571,353)                261,814
   Foreign currency translations - net                    8,786                  1,133                      --
                                          ---------------------  ---------------------   ---------------------
 Total net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                              2,602,376                500,933                 327,076
                                          ---------------------  ---------------------   ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $          11,539,628  $           3,117,535   $           5,438,600
                                          =====================  =====================   =====================

                See accompanying notes to financial statements.

        Massachusetts Tax          Municipal              Strategic
        Free Income Fund          Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
      $                  --  $                  --  $          19,532,993
                  3,430,191              4,380,690            484,453,445
                         --                     --              2,953,743
                         --                     --               (207,865)
      ---------------------  ---------------------  ---------------------
                  3,430,191              4,380,690            506,732,316
      ---------------------  ---------------------  ---------------------
                    425,028                468,737             44,720,043
                    172,258                222,720             10,869,737
                     19,347                 46,593              2,134,858
                         --                     --             29,151,864
                     26,207                 41,640                254,282
                     39,395                 52,381              4,368,976
                     19,892                 20,868                704,297
                     44,715                 47,076              4,044,313
                      1,365                  2,555                224,489
                         --                     --              2,690,350
                         --                     --                358,862
                     44,963                 42,892                 54,674
                      2,164                  2,846                258,742
                     11,812                  8,011              1,067,761
                     20,468                 36,748                633,202
                      9,250                  8,998                235,087
      ---------------------  ---------------------  ---------------------
                    836,864              1,002,065            101,771,537
                   (149,393)               (76,521)                    --
      ---------------------  ---------------------  ---------------------
                    687,471                925,544            101,771,537
      ---------------------  ---------------------  ---------------------
                  2,742,720              3,455,146            404,960,779
      ---------------------  ---------------------  ---------------------
                    915,434                635,763             69,597,188
                         --                     --              2,458,019
                 (2,461,854)            (2,985,337)           226,353,834
                         --                     --              2,094,707
      ---------------------  ---------------------  ---------------------
                 (1,546,420)            (2,349,574)           300,503,748
      ---------------------  ---------------------  ---------------------
      $           1,196,300  $           1,105,572  $         705,464,527
      =====================  =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                     Year Ended             Year Ended
                                                 September 30, 2007     September 30, 2006
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           8,937,252  $           9,304,763
  Net realized gain (loss) on investments and
   foreign currency transactions                           3,057,453               (250,058)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                            (455,077)            (1,346,777)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                             11,539,628              7,707,928
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (4,791,156)            (5,268,788)
   Class B                                                (4,164,404)            (5,666,228)
   Class C                                                  (393,045)              (281,535)
   Class Y                                                  (746,123)              (518,162)
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                    (10,094,728)           (11,734,713)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                      (150,880)           (28,217,204)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                     4,164                    707
   Class B                                                     3,852                    886
   Class C                                                       451                     42
   Class Y                                                       627                     61
                                               ---------------------  ---------------------
                                                               9,094                  1,696
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                    1,303,114            (32,242,293)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  220,215,452            252,457,745
                                               ---------------------  ---------------------
  End of the year                              $         221,518,566  $         220,215,452
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $             286,929  $             784,748
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                     Year Ended             Year Ended
                                                 September 30, 2007     September 30, 2006
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,616,602  $           2,541,904
  Net realized gain (loss) on investments and
   foreign currency transactions                           2,071,153                588,883
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                          (1,570,220)               285,142
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              3,117,535              3,415,929
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (2,276,050)            (1,818,161)
   Class B                                                  (385,580)              (563,592)
   Class C                                                  (290,234)              (204,085)
   Class Y                                                        --                     --
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,951,864)            (2,585,838)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                     2,103,465             (2,428,478)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                     1,239                    866
   Class B                                                       221                    337
   Class C                                                       191                    116
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               1,651                  1,319
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                    2,270,787             (1,597,068)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                   39,808,093             41,405,161
                                               ---------------------  ---------------------
  End of the year                              $          42,078,880  $          39,808,093
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $              44,230  $             (82,641)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                     Year Ended             Year Ended
                                                 September 30, 2007     September 30, 2006
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           5,111,524  $           5,075,427
  Net realized gain (loss) on investments and
   foreign currency transactions                              65,262               (845,533)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             261,814               (145,704)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              5,438,600              4,084,190
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (4,778,111)            (4,997,550)
   Class B                                                  (288,517)              (381,270)
   Class C                                                  (166,306)              (153,472)
   Class Y                                                  (164,290)              (105,197)
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (5,397,224)            (5,637,489)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                    (6,079,674)           (32,402,336)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (6,038,298)           (33,955,635)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  130,823,192            164,778,827
                                               ---------------------  ---------------------
  End of the year                              $         124,784,894  $         130,823,192
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS)                  $            (130,422) $            (152,331)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                   Municipal Income Fund
--------------------------------------------  --------------------------------------------
      Year Ended             Year Ended             Year Ended             Year Ended
  September 30, 2007     September 30, 2006     September 30, 2007     September 30, 2006
---------------------  ---------------------  ---------------------  ---------------------
$           2,742,720  $           2,919,705  $           3,455,146  $           3,899,552
              915,434                345,282                635,763              1,173,164
           (2,461,854)              (133,389)            (2,985,337)              (395,083)
---------------------  ---------------------  ---------------------  ---------------------

            1,196,300              3,131,598              1,105,572              4,677,633
---------------------  ---------------------  ---------------------  ---------------------
           (2,677,791)            (2,838,521)            (3,282,541)            (3,654,019)
              (60,488)               (86,605)              (136,525)              (192,325)
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --               (425,469)                    --
                   --                     --                (23,297)                    --
---------------------  ---------------------  ---------------------  ---------------------
           (2,738,279)            (2,925,126)            (3,867,832)            (3,846,344)
---------------------  ---------------------  ---------------------  ---------------------
           (5,036,768)            (5,608,072)            (9,932,346)           (12,060,212)
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           (6,578,747)            (5,401,600)           (12,694,606)           (11,228,923)
---------------------  ---------------------  ---------------------  ---------------------
           74,823,399             80,224,999             98,635,847            109,864,770
---------------------  ---------------------  ---------------------  ---------------------
$          68,244,652  $          74,823,399  $          85,941,241  $          98,635,847
=====================  =====================  =====================  =====================
$              17,656  $              13,263  $             236,715  $             177,784
=====================  =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
      Year Ended             Year Ended
  September 30, 2007     September 30, 2006
---------------------  ---------------------
$         404,960,779  $         147,505,882
           72,055,207              6,215,522
          228,448,541            138,319,873
---------------------  ---------------------

          705,464,527            292,041,277
---------------------  ---------------------
         (239,664,878)           (93,282,911)
          (10,008,544)            (7,447,638)
         (137,066,220)           (55,187,294)
          (26,439,067)            (7,523,452)
                   --                     --
                   --                     --
---------------------  ---------------------
         (413,178,709)          (163,441,295)
---------------------  ---------------------
        5,126,647,863          2,980,503,923
---------------------  ---------------------
              182,774                110,642
                8,908                  9,525
              122,627                 75,367
               19,120                  9,065
---------------------  ---------------------
              333,429                204,599
---------------------  ---------------------
        5,419,267,110          3,109,308,504
---------------------  ---------------------
        5,046,156,245          1,936,847,741
---------------------  ---------------------
$      10,465,423,355  $       5,046,156,245
=====================  =====================
$          26,601,961  $           3,854,962
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                               Income (Loss) from Investment Operations       Less Distributions
                               ---------------------------------------   ---------------------------
                    Net asset
                     value,                                                Dividends
                    beginning     Net       Net realized   Total from         from
                       of      investment  and unrealized  investment    net investment     Total     Redemption
                     period    income (c)   gain (loss)    operations        income     distributions  fees (e)
                    ---------- ----------  --------------  ----------    -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  9/30/2007         $    11.23 $     0.50    $     0.14    $     0.64      $    (0.56)   $    (0.56)  $     0.00
  9/30/2006              11.41       0.50         (0.07)         0.43           (0.61)        (0.61)        0.00
  9/30/2005              11.69       0.46         (0.18)         0.28           (0.56)        (0.56)        0.00
  9/30/2004              11.63       0.47          0.13          0.60           (0.54)        (0.54)        0.00
  9/30/2003(i)           11.28       0.37          0.34          0.71           (0.36)        (0.36)          --
  12/31/2002             11.59       0.63         (0.32)         0.31           (0.62)        (0.62)          --
   Class B
  9/30/2007              11.24       0.41          0.13          0.54           (0.47)        (0.47)        0.00
  9/30/2006              11.41       0.41         (0.05)         0.36           (0.53)        (0.53)        0.00
  9/30/2005              11.70       0.37         (0.18)         0.19           (0.48)        (0.48)        0.00
  9/30/2004              11.62       0.38          0.14          0.52           (0.44)        (0.44)        0.00
  9/30/2003(i)           11.28       0.30          0.34          0.64           (0.30)        (0.30)          --
  12/31/2002             11.59       0.55         (0.32)         0.23           (0.54)        (0.54)          --
   Class C
  9/30/2007              11.25       0.41          0.13          0.54           (0.47)        (0.47)        0.00
  9/30/2006              11.42       0.41         (0.05)         0.36           (0.53)        (0.53)        0.00
  9/30/2005              11.71       0.37         (0.18)         0.19           (0.48)        (0.48)        0.00
  9/30/2004              11.63       0.38          0.14          0.52           (0.44)        (0.44)        0.00
  9/30/2003(i)           11.29       0.30          0.34          0.64           (0.30)        (0.30)          --
  12/31/2002             11.60       0.55         (0.32)         0.23           (0.54)        (0.54)          --
   Class Y
  9/30/2007              11.29       0.54          0.13          0.67           (0.60)        (0.60)        0.00
  9/30/2006              11.46       0.51         (0.04)         0.47           (0.64)        (0.64)        0.00
  9/30/2005              11.74       0.49         (0.18)         0.31           (0.59)        (0.59)        0.00
  9/30/2004              11.69       0.50          0.13          0.63           (0.58)        (0.58)        0.00
  9/30/2003(i)           11.33       0.41          0.35          0.76           (0.40)        (0.40)          --
  12/31/2002             11.63       0.69         (0.32)         0.37           (0.67)        (0.67)          --
HIGH INCOME FUND*
   Class A
  9/30/2007         $     5.09 $     0.33    $     0.08    $     0.41      $    (0.38)   $    (0.38)  $     0.00
  9/30/2006               4.98       0.34          0.11          0.45           (0.34)        (0.34)        0.00
  9/30/2005               4.82       0.33          0.16          0.49           (0.33)        (0.33)        0.00
  9/30/2004               4.65       0.33          0.17          0.50           (0.33)        (0.33)        0.00
  9/30/2003(i)            4.12       0.25          0.53          0.78           (0.25)        (0.25)          --
  12/31/2002              4.94       0.39         (0.82)        (0.43)          (0.39)        (0.39)          --
   Class B
  9/30/2007               5.10       0.29          0.07          0.36           (0.33)        (0.33)        0.00
  9/30/2006               4.98       0.30          0.12          0.42           (0.30)        (0.30)        0.00
  9/30/2005               4.83       0.29          0.15          0.44           (0.29)        (0.29)        0.00
  9/30/2004               4.65       0.30          0.18          0.48           (0.30)        (0.30)        0.00
  9/30/2003(i)            4.12       0.23          0.53          0.76           (0.23)        (0.23)          --
  12/31/2002              4.95       0.36         (0.83)        (0.47)          (0.36)        (0.36)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)Represents the total expenses prior to advisory fee reductions and/or reimbursement of a portion of the Fund's expenses.
(e)Amount rounds to less than $0.01, if applicable.
(f)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.


                See accompanying notes to financial statements.

                                          Ratios to Average Net Assets
                                   ------------------------------------------

Net asset              Net assets,
 value,       Total      end of        Net          Gross      Net investment Portfolio
 end of      return      period     expenses      expenses         income     turnover
 period    (%) (a) (f)   (000's)   (%) (b) (g)   (%) (b) (d)   (loss) (%) (b) rate (%)
---------- ----------- ----------- -----------   -----------   -------------- ---------
$    11.31        5.7  $  105,780        1.04          1.09           4.41           69
     11.23        4.0      91,464        1.05          1.08           4.46           91
     11.41        2.4     105,111        1.13          1.18           3.93           64
     11.69        5.3     120,009        1.19          1.22           4.05           69
     11.63        6.4     133,887        1.28          1.28           4.31           61
     11.28        2.8     147,647        1.18          1.18           5.65           65
     11.31        4.9      87,101        1.79          1.85           3.64           69
     11.24        3.3     109,782        1.80          1.83           3.72           91
     11.41        1.6     132,221        1.88          1.93           3.18           64
     11.70        4.6     148,556        1.94          1.97           3.29           69
     11.62        5.8     161,317        2.03          2.03           3.55           61
     11.28        2.1     141,188        1.93          1.93           4.90           65
     11.32        4.9      12,690        1.78          1.82           3.66           69
     11.25        3.3       6,983        1.80          1.82           3.63           91
     11.42        1.6       6,065        1.88          1.93           3.17           64
     11.71        4.6       6,162        1.94          1.98           3.30           69
     11.63        5.8       7,612        2.03          2.03           3.55           61
     11.29        2.1       9,024        1.93          1.93           4.90           65
     11.36        6.1      15,946        0.70          0.75           4.75           69
     11.29        4.3      11,986        0.80(h)       0.80(h)        4.58           91
     11.46        2.7       9,060        0.88          0.99           4.18           64
     11.74        5.5      10,941        0.94          0.98           4.30           69
     11.69        6.9      17,889        0.73          0.73           4.85           61
     11.33        3.5      18,346        0.67          0.67           6.15           65
$     5.12        8.1  $   32,603        1.18          1.43           6.40           41
      5.09        9.4      29,069        1.31          1.48           6.70           41
      4.98       10.3      25,817        1.58          1.72           6.60           42
      4.82       11.1      24,641        1.65          1.65           6.97           51
      4.65       19.5      23,809        1.71          1.71           7.62           41
      4.12       (8.9)     22,454        1.58          1.58           8.85          114
      5.13        7.2       4,201        1.94          2.18           5.63           41
      5.10        8.8       7,283        2.08          2.25           6.00           41
      4.98        9.3      12,034        2.33          2.47           5.85           42
      4.83       10.5      17,967        2.40          2.40           6.22           51
      4.65       18.8      23,405        2.46          2.46           6.89           41
      4.12       (9.7)     23,031        2.33          2.33           8.10          114

(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/reduction, expenses would have been higher. See Note 4.
(h)Includes expense recapture of 0.06%. See note 4.
(i)For the nine months ended September 30, 2003.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                     Income (Loss) from Investment Operations      Less Distributions
                                                     ---------------------------------------  ---------------------------
                                          Net asset
                                           value,
                                          beginning     Net       Net realized   Total from   Dividends from
                                             of      investment  and unrealized  investment   net investment     Total
                                           period    income (c)   gain (loss)    operations       income     distributions
                                          ---------- ----------  --------------  ----------   -------------- -------------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2007                               $     5.09 $     0.29    $     0.07    $     0.36     $    (0.33)   $    (0.33)
  9/30/2006                                     4.98       0.30          0.11          0.41          (0.30)        (0.30)
  9/30/2005                                     4.83       0.29          0.15          0.44          (0.29)        (0.29)
  9/30/2004                                     4.65       0.30          0.18          0.48          (0.30)        (0.30)
  9/30/2003(d)                                  4.12       0.23          0.53          0.76          (0.23)        (0.23)
  12/31/2002                                    4.94       0.36         (0.82)        (0.46)         (0.36)        (0.36)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2007                               $    11.00 $     0.45    $     0.03    $     0.48     $    (0.48)   $    (0.48)
  9/30/2006                                    11.09       0.39         (0.05)         0.34          (0.43)        (0.43)
  9/30/2005                                    11.30       0.28         (0.16)         0.12          (0.33)        (0.33)
  9/30/2004                                    11.51       0.30         (0.09)         0.21          (0.42)        (0.42)
  9/30/2003(d)                                 11.73       0.21         (0.07)         0.14          (0.36)        (0.36)
  12/31/2002                                   11.36       0.42          0.49          0.91          (0.54)        (0.54)
   Class B
  9/30/2007                                    10.98       0.37          0.03          0.40          (0.39)        (0.39)
  9/30/2006                                    11.07       0.31         (0.05)         0.26          (0.35)        (0.35)
  9/30/2005                                    11.28       0.20         (0.17)         0.03          (0.24)        (0.24)
  9/30/2004                                    11.49       0.22         (0.09)         0.13          (0.34)        (0.34)
  9/30/2003(d)                                 11.71       0.15         (0.06)         0.09          (0.31)        (0.31)
  12/31/2002                                   11.34       0.35          0.48          0.83          (0.46)        (0.46)
   Class C
  9/30/2007                                    10.99       0.37          0.03          0.40          (0.39)        (0.39)
  9/30/2006                                    11.08       0.31         (0.05)         0.26          (0.35)        (0.35)
  9/30/2005                                    11.30       0.20         (0.18)         0.02          (0.24)        (0.24)
  9/30/2004                                    11.50       0.22         (0.08)         0.14          (0.34)        (0.34)
  9/30/2003(d)                                 11.72       0.15         (0.06)         0.09          (0.31)        (0.31)
  12/31/2002                                   11.35       0.35          0.48          0.83          (0.46)        (0.46)
   Class Y
  9/30/2007                                    11.03       0.49          0.03          0.52          (0.52)        (0.52)
  9/30/2006                                    11.13       0.43         (0.06)         0.37          (0.47)        (0.47)
  9/30/2005                                    11.34       0.31         (0.17)         0.14          (0.35)        (0.35)
  9/30/2004                                    11.55       0.32         (0.09)         0.23          (0.44)        (0.44)
  9/30/2003(d)                                 11.78       0.25         (0.08)         0.17          (0.40)        (0.40)
  12/31/2002                                   11.41       0.48          0.48          0.96          (0.59)        (0.59)





                                          Redemption
                                           fees (e)
                                          ----------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2007                               $     0.00
  9/30/2006                                     0.00
  9/30/2005                                     0.00
  9/30/2004                                     0.00
  9/30/2003(d)                                    --
  12/31/2002                                      --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2007                               $       --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(d)                                    --
  12/31/2002                                      --
   Class B
  9/30/2007                                       --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(d)                                    --
  12/31/2002                                      --
   Class C
  9/30/2007                                       --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(d)                                    --
  12/31/2002                                      --
   Class Y
  9/30/2007                                       --
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(d)                                    --
  12/31/2002                                      --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Amount rounds to less than $0.01 per share, if applicable.
(f)Represents the total expenses prior to reduction of a portion of the class's transfer agent expenses.
(g)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(h)Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.


                See accompanying notes to financial statements.

                                          Ratios to Average Net Assets
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of        Net        Gross      Net investment Portfolio
 end of      return       period     expenses    expenses     income (loss)  turnover
 period    (%) (a) (g)    (000's)   (%) (b) (i) (%) (b) (h)      (%) (b)     rate (%)
---------- -----------  ----------- ----------- -----------   -------------- ---------
$     5.12        7.2   $    5,275        1.93        2.17           5.63           41
      5.09        8.6        3,457        2.07        2.23           5.96           41
      4.98        9.3        3,554        2.33        2.47           5.82           42
      4.83       10.5        2,608        2.40        2.40           6.22           51
      4.65       18.8        2,858        2.46        2.46           6.89           41
      4.12       (9.5)       2,605        2.33        2.33           8.10          114
$    11.00        4.5   $  108,536        0.99        1.10           4.13           45
     11.00        3.2      114,180        1.04        1.09           3.57           50
     11.09        1.1      141,417        1.24        1.24           2.50           93
     11.30        1.9      106,701        1.32        1.32           2.60           80
     11.51        1.2      117,225        1.37        1.37           2.41           53
     11.73        8.2      106,013        1.35        1.35           3.66           88
     10.99        3.7        6,787        1.74        1.85           3.37           45
     10.98        2.4        9,952        1.79        1.84           2.79           50
     11.07        0.3       15,114        1.99        1.99           1.75           93
     11.28        1.2       10,107        2.00        2.00           1.95           80
     11.49        0.7       14,637        2.02        2.02           1.77           53
     11.71        7.5       16,263        2.00        2.00           3.01           88
     11.00        3.6        5,261        1.74        1.85           3.38           45
     10.99        2.5        4,230        1.79        1.84           2.81           50
     11.08        0.2        5,715        1.99        1.99           1.75           93
     11.30        1.3        6,949        2.00        2.00           1.94           80
     11.50        0.7        8,704        2.02        2.02           1.77           53
     11.72        7.5        8,079        2.02        2.00           3.01           88
     11.03        4.8        4,201        0.71        0.75           4.43           45
     11.03        3.4        2,461        0.74        0.74           3.89           50
     11.13        1.2        2,533        1.02        1.59(f)        2.77           93
     11.34        2.1        4,233        1.13        1.13           2.82           80
     11.55        1.5        6,886        0.93        0.93           2.87           53
     11.78        8.6        8,529        0.88        0.88           4.14           88

(i)The investment advisor agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/reduction, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (Loss) from Investment Operations         Less Distributions
                                                 ---------------------------------------     ---------------------------

                                   Net asset
                                    value,                                                     Dividends    Distributions
                                   beginning         Net         Net realized  Total from         from        from net
                                      of          investment    and unrealized investment    net investment   realized
                                    period          income       gain (loss)   operations        income     capital gains
                                   ----------    ----------     -------------- ----------    -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2007                        $    16.67    $     0.64(h)    $    (0.36)  $     0.28      $    (0.64)   $       --
  9/30/2006                             16.62          0.64             0.05         0.69           (0.64)           --
  9/30/2005                             16.58          0.60             0.04         0.64           (0.60)           --
  9/30/2004                             16.41          0.61             0.17         0.78           (0.61)           --
  9/30/2003(e)                          16.40          0.49             0.01         0.50           (0.49)           --
  12/31/2002                            15.82          0.67             0.59         1.26           (0.68)           --
   Class B
  9/30/2007                             16.64          0.52(h)         (0.36)        0.16           (0.52)           --
  9/30/2006                             16.58          0.51             0.06         0.57           (0.51)           --
  9/30/2005                             16.54          0.46             0.05         0.51           (0.47)           --
  9/30/2004                             16.37          0.49             0.18         0.67           (0.50)           --
  9/30/2003(e)                          16.36          0.41             0.01         0.42           (0.41)           --
  12/31/2002                            15.78          0.57             0.58         1.15           (0.57)           --
MUNICIPAL INCOME FUND
   Class A
  9/30/2007                        $     7.55    $     0.28(h)    $    (0.19)  $     0.09      $    (0.28)   $    (0.03)
  9/30/2006                              7.48          0.28             0.07         0.35           (0.28)           --
  9/30/2005                              7.47          0.28             0.01         0.29           (0.28)           --
  9/30/2004                              7.41          0.29             0.06         0.35           (0.29)           --
  9/30/2003(e)                           7.43          0.23            (0.02)        0.21           (0.23)           --
  12/31/2002                             7.25          0.34             0.18         0.52           (0.34)           --
   Class B
  9/30/2007                              7.56          0.22(h)         (0.19)        0.03           (0.22)        (0.03)
  9/30/2006                              7.49          0.23             0.07         0.30           (0.23)           --
  9/30/2005                              7.48          0.22             0.01         0.23           (0.22)           --
  9/30/2004                              7.41          0.24             0.07         0.31           (0.24)           --
  9/30/2003(e)                           7.44          0.19            (0.03)        0.16           (0.19)           --
  12/31/2002                             7.25          0.29             0.19         0.48           (0.29)           --






                                       Total
                                   distributions
                                   -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2007                         $    (0.64)
  9/30/2006                              (0.64)
  9/30/2005                              (0.60)
  9/30/2004                              (0.61)
  9/30/2003(e)                           (0.49)
  12/31/2002                             (0.68)
   Class B
  9/30/2007                              (0.52)
  9/30/2006                              (0.51)
  9/30/2005                              (0.47)
  9/30/2004                              (0.50)
  9/30/2003(e)                           (0.41)
  12/31/2002                             (0.57)
MUNICIPAL INCOME FUND
   Class A
  9/30/2007                         $    (0.31)
  9/30/2006                              (0.28)
  9/30/2005                              (0.28)
  9/30/2004                              (0.29)
  9/30/2003(e)                           (0.23)
  12/31/2002                             (0.34)
   Class B
  9/30/2007                              (0.25)
  9/30/2006                              (0.23)
  9/30/2005                              (0.22)
  9/30/2004                              (0.24)
  9/30/2003(e)                           (0.19)
  12/31/2002                             (0.29)

(a)A sales charge for Class A and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee reductions and/or reimbursement of a portion of the Fund's expenses, if applicable.
(d)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.


                See accompanying notes to financial statements.

                                         Ratios to Average Net Assets
                                   ----------------------------------------

Net asset              Net assets,
 value,       Total      end of        Net        Gross      Net investment Portfolio
 end of      return      period     expenses    expenses     income (loss)  turnover
 period    (%) (a) (d)   (000's)   (%) (b) (f) (%) (b) (c)      (%) (b)     rate (%)
---------- ----------- ----------- ----------- -----------   -------------- ---------
$    16.31        1.7  $   66,585        0.95        1.16           3.89           23
     16.67        4.2      72,479        1.02        1.14(g)        3.86            8
     16.62        3.9      77,018        1.22        1.22           3.59            5
     16.58        4.9      81,427        1.33        1.33           3.74           21
     16.41        3.1      86,368        1.38        1.38           3.99            9
     16.40        8.1      92,053        1.34        1.34           4.19           33
     16.28        0.9       1,660        1.70        1.91           3.13           23
     16.64        3.5       2,345        1.77        1.89(g)        3.10            8
     16.58        3.1       3,207        1.97        1.97           2.84            5
     16.54        4.2       4,435        2.00        2.00           3.08           21
     16.37        2.6       6,185        2.03        2.03           3.34            9
     16.36        7.4       6,742        1.99        1.99           3.54           33
$     7.33        1.2  $   82,144        0.95        1.03           3.72           17
      7.55        4.8      93,448        0.97        0.99           3.83           14
      7.48        3.9     102,255        1.07        1.07           3.65           29
      7.47        4.9     111,801        1.11        1.11           4.00           35
      7.41        2.9     126,906        1.10        1.10           4.14           42
      7.43        7.3     133,005        1.06        1.06           4.67           33
      7.34        0.4       3,797        1.70        1.78           2.97           17
      7.56        4.0       5,188        1.72        1.75           3.07           14
      7.49        3.1       7,610        1.82        1.82           2.90           29
      7.48        4.2       9,087        1.86        1.86           3.25           35
      7.41        2.2      10,884        1.85        1.85           3.39           42
      7.44        6.7      12,326        1.81        1.81           3.92           33

(e)For the nine months ended September 30, 2003.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/reduction, expenses would have been higher. See Note 4.
(g)Includes expense recapture of 0.01%. See Note 4.
(h)Per share net investment income has been calculated using the average shares outstanding during the period.

For a share outstanding throughout each period.

                                  Income (Loss) from Investment Operations:     Less Distributions:
                                  ----------------------------------------- ---------------------------

                       Net asset
                        value,                                                Dividends
                       beginning     Net        Net realized    Total from       from
                          of      investment   and unrealized   investment  net investment     Total     Redemption
                        period    income (c)    gain (loss)     operations      income     distributions  fees (f)
                       ---------- ----------   --------------   ----------  -------------- ------------- ----------
STRATEGIC INCOME FUND*
   Class A
  9/30/2007            $    14.60 $     0.80     $     0.60     $     1.40    $    (0.82)   $    (0.82)  $     0.00
  9/30/2006                 14.17       0.71           0.53           1.24         (0.81)        (0.81)        0.00
  9/30/2005                 13.57       0.66           0.70           1.36         (0.76)        (0.76)        0.00
  9/30/2004                 12.57       0.75           1.11           1.86         (0.86)        (0.86)        0.00
  9/30/2003(d)              10.72       0.57           1.93           2.50         (0.65)        (0.65)          --
  12/31/2002                 9.88       0.75           0.72           1.47         (0.63)        (0.63)          --
   Class B
  9/30/2007                 14.66       0.69           0.60           1.29         (0.70)        (0.70)        0.00
  9/30/2006                 14.22       0.61           0.52           1.13         (0.69)        (0.69)        0.00
  9/30/2005                 13.60       0.56           0.71           1.27         (0.65)        (0.65)        0.00
  9/30/2004                 12.59       0.65           1.10           1.75         (0.74)        (0.74)        0.00
  9/30/2003(d)              10.71       0.51           1.92           2.43         (0.55)        (0.55)          --
  12/31/2002                 9.88       0.67           0.73           1.40         (0.57)        (0.57)          --
   Class C
  9/30/2007                 14.65       0.69           0.60           1.29         (0.70)        (0.70)        0.00
  9/30/2006                 14.22       0.61           0.51           1.12         (0.69)        (0.69)        0.00
  9/30/2005                 13.60       0.55           0.72           1.27         (0.65)        (0.65)        0.00
  9/30/2004                 12.58       0.64           1.11           1.75         (0.73)        (0.73)        0.00
  9/30/2003(d)              10.70       0.50           1.93           2.43         (0.55)        (0.55)          --
  12/31/2002                 9.87       0.67           0.73           1.40         (0.57)        (0.57)          --
   Class Y
  9/30/2007                 14.59       0.85           0.59           1.44         (0.86)        (0.86)        0.00
  9/30/2006                 14.17       0.76           0.51           1.27         (0.85)        (0.85)        0.00
  9/30/2005                 13.57       0.70           0.70           1.40         (0.80)        (0.80)        0.00
  9/30/2004                 12.58       0.78           1.11           1.89         (0.90)        (0.90)        0.00
  9/30/2003(d)              10.74       0.60           1.93           2.53         (0.69)        (0.69)          --
  12/31/2002                 9.90       0.80           0.71           1.51         (0.67)        (0.67)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)Amount rounds to less than $0.01 per share, if applicable.


                See accompanying notes to financial statements.

                                        Ratios to Average Net Assets
                                   --------------------------------------

Net asset              Net assets,
 value,       Total      end of        Net        Gross    Net investment Portfolio
 end of      return      period     expenses    expenses       income     turnover
 period    (%) (a) (e)   (000's)   (%) (b) (h) (%) (b) (g) (loss) (%) (b) rate (%)
---------- ----------- ----------- ----------- ----------- -------------- ---------
$    15.18        9.9  $5,749,315        1.00        1.00         5.39           22
     14.60        9.0   2,782,887        1.05        1.05         5.01           21
     14.17       10.2     977,198        1.18        1.18         4.71           14
     13.57       15.2     343,586        1.23        1.23         5.66           28
     12.57       23.7     140,576        1.28        1.31         6.49           27
     10.72       15.5      92,303        1.33        1.33         7.38           30
     15.25        9.1     233,418        1.76        1.76         4.61           22
     14.66        8.2     179,927        1.79        1.79         4.26           21
     14.22        9.5     144,081        1.93        1.93         3.98           14
     13.60       14.3     128,714        1.98        1.98         4.91           28
     12.59       23.0     118,217        2.03        2.06         5.73           27
     10.71       14.6      98,501        2.08        2.08         6.63           30
     15.24        9.1   3,843,823        1.75        1.75         4.63           22
     14.65        8.1   1,812,278        1.79        1.79         4.24           21
     14.22        9.5     765,200        1.93        1.93         3.93           14
     13.60       14.3     255,705        1.98        1.98         4.87           28
     12.58       23.0      66,394        2.03        2.06         5.73           27
     10.70       14.7      27,727        2.08        2.08         6.63           30
     15.17       10.2     638,868        0.74        0.74         5.67           22
     14.59        9.3     271,065        0.78        0.78         5.30           21
     14.17       10.5      50,369        0.91        0.91         4.98           14
     13.57       15.5      10,833        1.00        1.08         5.93           28
     12.58       24.0       2,193        0.97        0.97         6.83           27
     10.74       15.9       1,039        0.94        0.94         7.77           30

(g)Represents the total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund's expenses, if applicable.
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/reduction, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1. Organization. Natixis Funds Trust I (formerly IXIS Advisor Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisor Funds Trust II) and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Natixis Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

Natixis Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. On June 1, 2007 the Board of Trustees of the Trust approved the termination of offering of Class B shares. Effective July 30, 2007, no new accounts may be opened in Class B shares. No additional investments into Class B shares may be made after October 12, 2007. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund's prospectus. Prior to March 16, 2007 the minimum initial investment for Class Y was $1,000,000.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty

September 30, 2007

days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management has already implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examination (tax years ended
September 30, 2004 - 2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

September 30, 2007


e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, paydown gains and losses, expired capital loss carryforwards, return of capital and capital gains distributions from REITS and market discount adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, wash sales, premium amortization accruals, dividends payable, straddle loss deferrals, REIT basis adjustments, TIP discount accretion, defaulted bond interest, capital loss carryforwards and post-October capital loss deferrals. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

                                             2007 Distributions Paid From:
-                                            -----------------------------
                                                               Exempt
                                     Ordinary     Long-Term   Interest
Fund                                  Income    Capital Gains Dividends     Total
----                                  ------    ------------- ---------     -----
Core Plus Bond Fund                $ 10,094,728   $     --    $       -- $ 10,094,728
High Income Fund                      2,951,864         --            --    2,951,864
Limited Term Government and
  Agency Fund                         5,397,224         --            --    5,397,224
Massachusetts Tax Free Income Fund       42,308         --     2,695,971    2,738,279
Municipal Income Fund                    80,874    448,766     3,338,192    3,867,832
Strategic Income Fund               413,178,709         --            --  413,178,709

                                             2006 Distributions Paid From:
-                                            -----------------------------
                                                               Exempt
                                     Ordinary     Long-Term   Interest
Fund                                  Income    Capital Gains Dividends     Total
----                                  ------    ------------- ---------     -----
Core Plus Bond Fund                $ 11,734,713      $--      $       -- $ 11,734,713
High Income Fund                      2,585,838       --              --    2,585,838
Limited Term Government and
  Agency Fund                         5,637,489       --              --    5,637,489
Massachusetts Tax Free Income Fund       19,311       --       2,905,815    2,925,126
Municipal Income Fund                    52,251       --       3,794,093    3,846,344
Strategic Income Fund               163,441,295       --              --  163,441,295

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

September 30, 2007


As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                            Limited Term
                                                                             Government   Massachusetts Municipal   Strategic
                                                  Core Plus    High Income   and Agency     Tax Free     Income      Income
                                                  Bond Fund       Fund          Fund       Income Fund    Fund        Fund
-                                                 ---------       ----          ----       -----------    ----        ----
Undistributed ordinary income/tax
  exempt income                                 $    549,765  $    126,678  $    270,973   $  163,437   $  495,606 $ 30,372,778
Undistributed long-term capital gains                     --            --            --           --      586,361    6,267,725
Capital loss carryforward:
Expires September 30, 2008                                --   (11,101,868)   (4,165,768)          --           --           --
Expires September 30, 2009                                --   (43,374,721)   (4,128,091)          --           --           --
Expires September 30, 2010                       (20,430,847)  (26,826,634)     (663,109)    (204,147)          --           --
Expires September 30, 2011                                --            --      (425,323)          --           --           --
Expires September 30, 2012                                --            --      (193,904)          --           --           --
Expires September 30, 2013                                --            --            --     (154,156)          --           --
Expires September 30, 2014                          (181,728)           --    (2,770,324)          --           --           --
Expires September 30, 2015                                --            --    (4,336,746)          --           --           --
                                                ------------  ------------  ------------   ----------   ---------- ------------
Total capital loss carryforward                  (20,612,575)  (81,303,223)  (16,683,265)    (358,303)          --           --
Deferred net capital losses (post-October 2006)           --            --      (368,090)          --           --           --
Unrealized appreciation (depreciation)            (1,676,210)    1,124,117      (989,095)   1,627,289      767,262  440,190,549
                                                ------------  ------------  ------------   ----------   ---------- ------------
Total accumulated earnings (losses)              (21,739,020)  (80,052,428)  (17,769,477)   1,432,423    1,849,229  476,831,052
                                                ============  ============  ============   ==========   ========== ============
Capital loss carryforward utilized in the
  current year                                  $    530,108  $  1,622,295  $         --   $  915,793   $       -- $ 36,293,441

The Limited Term Government and Agency Fund had carry forward losses expire in the current year for the amount of $9,755,614.

The Massachusetts Tax Free Income Fund had carry forward losses expire in the current year for the amount of $804,173.

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:

                                              Value of      Value of Collateral
 Fund                                    Securities on Loan      Received
 ----                                    ------------------ -------------------
 Core Plus Bond Fund                       $   31,264,559     $   31,895,894
 High Income Fund                               5,465,101          5,572,870
 Limited Term Government and Agency Fund        8,731,477          8,886,334
 Massachusetts Tax Free Income Fund                    --                 --
 Municipal Income Fund                                 --                 --
 Strategic Income Fund                      2,097,963,205      2,135,549,007

September 30, 2007

h. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

i. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncement. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                             U.S. Government and
                              Agency Securities            Other Securities
-                       ----------------------------- ---------------------------
Fund                      Purchases        Sales        Purchases       Sales
----                      ---------        -----        ---------       -----
Core Plus Bond Fund     $   89,574,124 $   60,855,209 $   59,782,171 $ 92,079,813
High Income Fund             3,111,384        782,884     15,736,965   15,769,222
Limited Term Government
  and Agency Fund           46,669,322     61,905,050      4,928,981   15,496,437
Massachusetts Tax Free
  Income Fund                       --             --     15,767,975   19,886,246
Municipal Income Fund               --             --     15,807,606   25,492,467
Strategic Income Fund    1,279,563,142  1,012,531,546  5,399,459,879  635,719,750

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                  Percentage of Average Daily Net Assets
 -                           -------------------------------------------------
                                First         Next         Next        Over
 Fund                        $100 million $100 million $1.8 billion $2 billion
 ----                        ------------ ------------ ------------ ----------
 Core Plus Bond Fund           0.2500%      0.1875%      0.1875%     0.1875%
 High Income Fund              0.6000%      0.6000%      0.6000%     0.6000%
 Limited Term Government and
   Agency Fund                 0.5000%      0.5000%      0.5000%     0.5000%
 Massachusetts Tax Free
   Income Fund                 0.3000%      0.2500%      0.2500%     0.2500%
 Municipal Income Fund         0.5000%      0.3750%      0.3750%     0.3750%
 Strategic Income Fund         0.6500%      0.6500%      0.6000%     0.5500%

Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily Net Assets
          -                                  --------------------------------------
                                                First                Over
          Fund                               $100 million        $100 million
          ----                               ------------        ------------
          Core Plus Bond Fund                  0.2500%             0.1875%
          Massachusetts Tax Free Income Fund   0.3000%             0.2500%

September 30, 2007


Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the period from July 1, 2007 to September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                            Expense Limits as a Percentage of
                                               Average Daily Net Assets
    -                                       -------------------------------
    Fund                                    Class A   Class B Class C Class Y
    ----                                    -------   ------- ------- -------
    Core Plus Bond Fund                      1.00%     1.75%   1.75%   0.75%
    High Income Fund                         1.15%     1.90%   1.90%      --
    Limited Term Government and Agency Fund  0.95%     1.70%   1.70%   0.70%
    Massachusetts Tax Free Income Fund       0.95%     1.70%      --      --
    Municipal Income Fund                    0.95%     1.70%      --      --
    Strategic Income Fund                    1.25%     2.00%   2.00%   1.00%

Prior to July 1, 2007, the expense limits as a percentage of average daily net assets were as follows:

    Fund                                    Class A Class B Class C Class Y
    ----                                    ------- ------- ------- -------
    Core Plus Bond Fund                      1.05%   1.80%   1.80%   0.80%
    High Income Fund                         1.15%   1.90%   1.90%      --
    Limited Term Government and Agency Fund  1.00%   1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%   1.70%      --      --
    Municipal Income Fund                    0.95%   1.70%      --      --
    Strategic Income Fund                    1.25%   2.00%   2.00%   1.00%

Prior to February 1, 2007, the expense limits as a percentage of average daily net assets were as follows:

    Fund                                    Class A Class B Class C Class Y
    ----                                    ------- ------- ------- -------
    Core Plus Bond Fund                      1.05%   1.80%   1.80%   0.80%
    High Income Fund                         1.25%   2.00%   2.00%      --
    Limited Term Government and Agency Fund  1.00%   1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%   1.70%      --      --
    Municipal Income Fund                    0.95%   1.70%      --      --
    Strategic Income Fund                    1.25%   2.00%   2.00%   1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the year ended September 30, 2007, the management fees and management fee reductions for each Fund were as follows:

                                                                             Percentage of
                                                                                Average
                                          Gross     Reduction of    Net      Daily Net Assets
                                        Management   Management  Management  ----------------
Fund                                       Fee          Fee         Fee      Gross     Net
----                                       ---          ---         ---      -----     ---
Core Plus Bond Fund                     $   476,354   $    --    $   476,354 0.216%   0.216%
High Income Fund                            252,979    47,318        205,661 0.600%   0.488%
Limited Term Government and Agency Fund     629,029    44,936        584,093 0.500%   0.464%
Massachusetts Tax Free Income Fund          212,514    51,695        160,819 0.300%   0.227%
Municipal Income Fund                       468,737    27,023        441,714 0.500%   0.471%
Strategic Income Fund                    44,720,043        --     44,720,043 0.564%   0.564%

September 30, 2007


For the year ended September 30, 2007, the advisory administration fees and fee reductions for each Fund were as follows:

                                                                                Percentage of
                                       Gross       Reduction of       Net          Average
                                      Advisory       Advisory       Advisory    Daily Net Assets
                                   Administration Administration Administration ----------------
Fund                                    Fee            Fee            Fee       Gross     Net
----                                    ---            ---            ---       -----     ---
Core Plus Bond Fund                   $476,353       $    --        $476,353    0.216%   0.216%
Massachusetts Tax Free Income Fund     212,514        51,695         160,819    0.300%   0.227%

For the year ended September 30, 2007, in addition to the reduction of management fees and/or advisory administration fees, expenses have been reimbursed as follows:

             Fund                                    Reimbursement
             ----                                    -------------
             Core Plus Bond Fund                       $128,194
             High Income Fund                            55,825
             Limited Term Government and Agency Fund     94,732
             Massachusetts Tax Free Income Fund          46,003
             Municipal Income Fund                       49,498

Loomis Sayles and Natixis Advisors shall be permitted to recover management fees/advisory administration fees reduced and/or expenses borne under the expense limitation agreements on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such fees/expenses more than one year after the end of the fiscal year in which the fee was reduced or the expense borne. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

                                        Expenses Subject to Possible Reimbursement
                                                until September 30, 2008
-                                       -----------------------------------------
Fund                                    Class A   Class B Class C Class Y  Total
----                                    -------   ------- ------- -------  -----
Core Plus Bond Fund                     $ 53,063  $63,776 $ 3,785 $7,570  $128,194
High Income Fund                          77,322   14,686  11,135     --   103,143
Limited Term Government and Agency Fund  123,524    9,302   5,322  1,520   139,668
Massachusetts Tax Free Income Fund       145,281    4,112      --     --   149,393
Municipal Income Fund                     72,756    3,765      --     --    76,521

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships whose sole general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group, L.P.), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France.

b. Administrative Fees. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis Cash Management Trust (formerly IXIS Advisor Cash Management Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series was added to the Agreement and pays Natixis advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisers in their first calendar year of operations.

September 30, 2007

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                    --------------
             Core Plus Bond Fund                       $  122,399
             High Income Fund                              23,539
             Limited Term Government and Agency Fund       69,276
             Massachusetts Tax Free Income Fund            39,395
             Municipal Income Fund                         52,381
             Strategic Income Fund                      4,368,976

Effective October 1,2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also effective October 1,2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30,2008.

c. Service and Distribution Fees. Natixis Distributors, L.P. ("Natixis Distributors") (formerly IXIS Asset Management Distributor L.P.), a wholly owned subsidiary of Natixis U.S., has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2007, the Funds paid the following service and distribution fees:

                                                  Service Fee              Distribution Fee
-                                       ------------------------------- ----------------------
Fund                                      Class A   Class B   Class C    Class B     Class C
----                                      -------   -------   -------    -------     -------
Core Plus Bond Fund                     $   242,355 $250,938 $   23,218 $  752,817 $    69,653
High Income Fund                             78,888   15,057     11,463     45,172      34,388
Limited Term Government and Agency Fund     273,749   20,331     11,665     60,993      34,994
Massachusetts Tax Free Income Fund          172,258    4,836         --     14,511          --
Municipal Income Fund                       222,720   11,648         --     34,945          --
Strategic Income Fund                    10,869,737  533,714  7,287,966  1,601,144  21,863,898

d. Sub-Transfer Agent Fees and Expenses. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                              Sub-Transfer Agent Expense
-                                       ---------------------------------------
Fund                                     Class A   Class B   Class C   Class Y
----                                     -------   -------   -------   -------
Core Plus Bond Fund                     $  148,444 $167,548 $   12,487 $ 15,807
High Income Fund                             5,946    1,314        746       --
Limited Term Government and Agency Fund      8,250      610        354       70
Massachusetts Tax Free Income Fund           2,561       76         --       --
Municipal Income Fund                        1,963      105         --       --
Strategic Income Fund                    2,045,490  105,299  1,369,976  310,170

September 30, 2007


e. Commissions. The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the year ended September 30, 2007 were as follows:

              Fund                                    Commission
              ----                                    -----------
              Core Plus Bond Fund                     $    85,997
              High Income Fund                             71,235
              Limited Term Government and Agency Fund      89,158
              Massachusetts Tax Free Income Fund           33,929
              Municipal Income Fund                        30,374
              Strategic Income Fund                    12,435,541

f. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts' the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement.

6. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations.

7. Shareholders. At September 30, 2007, the Loomis Sayles Employees' Profit Sharing Plan held 32,220 shares of beneficial interest of the Limited Term Government and Agency Fund. In addition, at September 30, 2007, 1 shareholder individually owned more than 5% of the Limited Term Government and Agency Fund's total outstanding shares, representing 8.3% of the Fund and 1 shareholder individually owned more than 5% of the Massachusetts Tax Free Income Fund's total outstanding shares, representing 5.1% of the Fund.

September 30, 2007


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       2,862,355  $      32,253,428
   Issued in connection with the reinvestment of distributions            327,958          3,693,825
                                                                 ----------------  -----------------
                                                                        3,190,313         35,947,253
   Redeemed                                                            (1,977,946)       (22,285,053)
                                                                 ----------------  -----------------
   Net change                                                           1,212,367  $      13,662,200
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                       2,199,092  $      24,806,440
   Issued in connection with the reinvestment of distributions             70,968            800,778
                                                                 ----------------  -----------------
                                                                        2,270,060         25,607,218
   Redeemed                                                            (4,340,292)       (48,938,825)
                                                                 ----------------  -----------------
   Net change                                                          (2,070,232) $     (23,331,607)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         686,381  $       7,745,373
   Issued in connection with the reinvestment of distributions             13,038            146,800
                                                                 ----------------  -----------------
                                                                          699,419          7,892,173
   Redeemed                                                              (199,397)        (2,240,505)
                                                                 ----------------  -----------------
   Net change                                                             500,022  $       5,651,668
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         598,492  $       6,770,657
   Issued in connection with the reinvestment of distributions             36,251            410,202
                                                                 ----------------  -----------------
                                                                          634,743          7,180,859
   Redeemed                                                              (293,171)        (3,314,000)
                                                                 ----------------  -----------------
   Net change                                                             341,572  $       3,866,859
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    (16,271) $        (150,880)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       2,247,757  $      11,689,925
   Issued in connection with the reinvestment of distributions            295,946          1,539,928
                                                                 ----------------  -----------------
                                                                        2,543,703         13,229,853
   Redeemed                                                            (1,884,840)        (9,783,658)
                                                                 ----------------  -----------------
   Net change                                                             658,863  $       3,446,195
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         106,656  $         557,060
   Issued in connection with the reinvestment of distributions             39,879            208,208
                                                                 ----------------  -----------------
                                                                          146,535            765,268
   Redeemed                                                              (756,563)        (3,941,404)
                                                                 ----------------  -----------------
   Net change                                                            (610,028) $      (3,176,136)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         479,271  $       2,499,368
   Issued in connection with the reinvestment of distributions             30,663            159,675
                                                                 ----------------  -----------------
                                                                          509,934          2,659,043
   Redeemed                                                              (159,243)          (825,637)
                                                                 ----------------  -----------------
   Net change                                                             350,691  $       1,833,406
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    399,526  $       2,103,465
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A
   Issued from the sale of shares                                       1,382,171    $      15,380,850
   Issued in connection with the reinvestment of distributions            372,669            4,153,500
                                                                 ----------------    -----------------
                                                                        1,754,840           19,534,350
   Redeemed                                                            (2,825,473)         (31,498,913)
                                                                 ----------------    -----------------
   Net change                                                          (1,070,633)   $     (11,964,563)
                                                                 ----------------    -----------------
Class B
   Issued from the sale of shares                                       2,443,291    $      27,246,501
   Issued in connection with the reinvestment of distributions            124,023            1,383,392
                                                                 ----------------    -----------------
                                                                        2,567,314           28,629,893
   Redeemed                                                            (4,382,113)         (48,867,417)
                                                                 ----------------    -----------------
   Net change                                                          (1,814,799)   $     (20,237,524)
                                                                 ----------------    -----------------
Class C
   Issued from the sale of shares                                         217,848    $       2,421,818
   Issued in connection with the reinvestment of distributions             13,202              147,350
                                                                 ----------------    -----------------
                                                                          231,050            2,569,168
   Redeemed                                                              (141,074)          (1,577,745)
                                                                 ----------------    -----------------
   Net change                                                              89,976    $         991,423
                                                                 ----------------    -----------------
Class Y
   Issued from the sale of shares                                         531,672    $       5,901,516
   Issued in connection with the reinvestment of distributions             36,711              411,038
                                                                 ----------------    -----------------
                                                                          568,383            6,312,554
   Redeemed                                                              (296,854)          (3,319,094)
                                                                 ----------------    -----------------
   Net change                                                             271,529    $       2,993,460
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                 (2,523,927)   $     (28,217,204)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
High Income Fund                                                      Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A
   Issued from the sale of shares                                       1,613,908    $       8,110,484
   Issued in connection with the reinvestment of distributions            225,645            1,132,995
                                                                 ----------------    -----------------
                                                                        1,839,553            9,243,479
   Redeemed                                                            (1,315,469)          (6,579,692)
                                                                 ----------------    -----------------
   Net change                                                             524,084    $       2,663,787
                                                                 ----------------    -----------------
Class B
   Issued from the sale of shares                                         139,925    $         704,223
   Issued in connection with the reinvestment of distributions             49,894              250,269
                                                                 ----------------    -----------------
                                                                          189,819              954,492
   Redeemed                                                            (1,175,776)          (5,886,573)
                                                                 ----------------    -----------------
   Net change                                                            (985,957)   $      (4,932,081)
                                                                 ----------------    -----------------
Class C
   Issued from the sale of shares                                         245,364    $       1,234,623
   Issued in connection with the reinvestment of distributions             16,606               83,348
                                                                 ----------------    -----------------
                                                                          261,970            1,317,971
   Redeemed                                                              (296,889)          (1,478,155)
                                                                 ----------------    -----------------
   Net change                                                             (34,919)   $        (160,184)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                   (496,792)   $      (2,428,478)
                                                                 ================    =================

September 30, 2007


                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
Limited Term Government and Agency Fund                               Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       1,309,019  $      14,378,605
   Issued in connection with the reinvestment of distributions            292,426          3,213,916
                                                                 ----------------  -----------------
                                                                        1,601,445         17,592,521
   Redeemed                                                            (2,117,193)       (23,272,778)
                                                                 ----------------  -----------------
   Net change                                                            (515,748) $      (5,680,257)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          52,757  $         579,223
   Issued in connection with the reinvestment of distributions             22,869            251,120
                                                                 ----------------  -----------------
                                                                           75,626            830,343
   Redeemed                                                              (364,484)        (3,999,981)
                                                                 ----------------  -----------------
   Net change                                                            (288,858) $      (3,169,638)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                         217,432  $       2,387,379
   Issued in connection with the reinvestment of distributions              9,729            106,924
                                                                 ----------------  -----------------
                                                                          227,161          2,494,303
   Redeemed                                                              (133,821)        (1,470,673)
                                                                 ----------------  -----------------
   Net change                                                              93,340  $       1,023,630
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         217,392  $       2,396,763
   Issued in connection with the reinvestment of distributions             12,038            132,694
                                                                 ----------------  -----------------
                                                                          229,430          2,529,457
   Redeemed                                                               (71,670)          (782,866)
                                                                 ----------------  -----------------
   Net change                                                             157,760  $       1,746,591
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (553,506) $      (6,079,674)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         138,166  $       2,283,448
   Issued in connection with the reinvestment of distributions            122,828          2,029,190
                                                                 ----------------  -----------------
                                                                          260,994          4,312,638
   Redeemed                                                              (526,246)        (8,703,580)
                                                                 ----------------  -----------------
   Net change                                                            (265,252) $      (4,390,942)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                           5,884  $          96,247
   Issued in connection with the reinvestment of distributions              2,630             43,409
                                                                 ----------------  -----------------
                                                                            8,514            139,656
   Redeemed                                                               (47,481)          (785,482)
                                                                 ----------------  -----------------
   Net change                                                             (38,967) $        (645,826)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (304,219) $      (5,036,768)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Limited Term Government and Agency Fund                               Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         555,196  $       6,098,078
   Issued in connection with the reinvestment of distributions            317,378          3,476,250
                                                                 ----------------  -----------------
                                                                          872,574          9,565,328
   Redeemed                                                            (3,237,220)       (35,466,514)
                                                                 ----------------  -----------------
   Net change                                                          (2,364,646) $     (25,901,186)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          74,303  $         814,183
   Issued in connection with the reinvestment of distributions             29,021            317,417
                                                                 ----------------  -----------------
                                                                          103,324          1,132,230
   Redeemed                                                              (562,347)        (6,150,376)
                                                                 ----------------  -----------------
   Net change                                                            (459,023) $      (5,018,146)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                          63,287  $         692,417
   Issued in connection with the reinvestment of distributions              8,700             95,297
                                                                 ----------------  -----------------
                                                                           71,987            787,714
   Redeemed                                                              (202,763)        (2,222,285)
                                                                 ----------------  -----------------
   Net change                                                            (130,776) $      (1,434,571)
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                          16,475  $         181,528
   Issued in connection with the reinvestment of distributions              9,128            100,325
                                                                 ----------------  -----------------
                                                                           25,603            281,853
   Redeemed                                                               (30,025)          (330,286)
                                                                 ----------------  -----------------
   Net change                                                              (4,422) $         (48,433)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,958,867) $     (32,402,336)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         116,584  $       1,927,090
   Issued in connection with the reinvestment of distributions            128,646          2,122,198
                                                                 ----------------  -----------------
                                                                          245,230          4,049,288
   Redeemed                                                              (533,421)        (8,795,072)
                                                                 ----------------  -----------------
   Net change                                                            (288,191) $      (4,745,784)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                           3,138  $          51,637
   Issued in connection with the reinvestment of distributions              3,663             60,307
                                                                 ----------------  -----------------
                                                                            6,801            111,944
   Redeemed                                                               (59,258)          (974,232)
                                                                 ----------------  -----------------
   Net change                                                             (52,457) $        (862,288)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (340,648) $      (5,608,072)
                                                                 ================  =================

September 30, 2007


                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         441,328  $       3,284,696
   Issued in connection with the reinvestment of distributions            348,809          2,605,901
                                                                 ----------------  -----------------
                                                                          790,137          5,890,597
   Redeemed                                                            (1,967,484)       (14,568,025)
                                                                 ----------------  -----------------
   Net change                                                          (1,177,347) $      (8,677,428)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          23,490  $         176,022
   Issued in connection with the reinvestment of distributions             13,044             97,685
                                                                 ----------------  -----------------
                                                                           36,534            273,707
   Redeemed                                                              (205,834)        (1,528,625)
                                                                 ----------------  -----------------
   Net change                                                            (169,300) $      (1,254,918)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,346,647) $      (9,932,346)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                     227,999,564  $   3,401,598,542
   Issued in connection with the reinvestment of distributions         11,338,684        169,415,802
                                                                 ----------------  -----------------
                                                                      239,338,248      3,571,014,344
   Redeemed                                                           (51,264,181)      (764,388,527)
                                                                 ----------------  -----------------
   Net change                                                         188,074,067  $   2,806,625,817
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                       5,257,203  $      78,803,755
   Issued in connection with the reinvestment of distributions            304,859          4,574,346
                                                                 ----------------  -----------------
                                                                        5,562,062         83,378,101
   Redeemed                                                            (2,532,198)       (37,899,012)
                                                                 ----------------  -----------------
   Net change                                                           3,029,864  $      45,479,089
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                     144,314,933  $   2,160,951,327
   Issued in connection with the reinvestment of distributions          3,151,961         47,297,035
                                                                 ----------------  -----------------
                                                                      147,466,894      2,208,248,362
   Redeemed                                                           (19,028,982)      (284,966,223)
                                                                 ----------------  -----------------
   Net change                                                         128,437,912  $   1,923,282,139
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                      29,854,706  $     445,418,950
   Issued in connection with the reinvestment of distributions            346,573          5,174,756
                                                                 ----------------  -----------------
                                                                       30,201,279        450,593,706
   Redeemed                                                            (6,672,173)       (99,332,888)
                                                                 ----------------  -----------------
   Net change                                                          23,529,106  $     351,260,818
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                343,070,949  $   5,126,647,863
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                         462,407  $       3,433,795
   Issued in connection with the reinvestment of distributions            334,961          2,490,096
                                                                 ----------------  -----------------
                                                                          797,368          5,923,891
   Redeemed                                                            (2,091,235)       (15,530,757)
                                                                 ----------------  -----------------
   Net change                                                          (1,293,867) $      (9,606,866)
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          53,879  $         401,621
   Issued in connection with the reinvestment of distributions             15,598            116,046
                                                                 ----------------  -----------------
                                                                           69,477            517,667
   Redeemed                                                              (399,386)        (2,971,013)
                                                                 ----------------  -----------------
   Net change                                                            (329,909) $      (2,453,346)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,623,776) $     (12,060,212)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                     138,264,882  $   1,969,973,470
   Issued in connection with the reinvestment of distributions          4,434,461         63,237,389
                                                                 ----------------  -----------------
                                                                      142,699,343      2,033,210,859
   Redeemed                                                           (20,978,934)      (298,257,925)
                                                                 ----------------  -----------------
   Net change                                                         121,720,409  $   1,734,952,934
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                       4,378,474  $      62,611,798
   Issued in connection with the reinvestment of distributions            254,799          3,636,750
                                                                 ----------------  -----------------
                                                                        4,633,273         66,248,548
   Redeemed                                                            (2,489,164)       (35,488,933)
                                                                 ----------------  -----------------
   Net change                                                           2,144,109  $      30,759,615
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                      76,685,324  $   1,097,132,921
   Issued in connection with the reinvestment of distributions          1,024,379         14,656,353
                                                                 ----------------  -----------------
                                                                       77,709,703      1,111,789,274
   Redeemed                                                            (7,823,598)      (111,619,466)
                                                                 ----------------  -----------------
   Net change                                                          69,886,105  $   1,000,169,808
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                      16,186,079  $     231,166,734
   Issued in connection with the reinvestment of distributions             92,338          1,318,567
                                                                 ----------------  -----------------
                                                                       16,278,417        232,485,301
   Redeemed                                                            (1,256,435)       (17,863,735)
                                                                 ----------------  -----------------
   Net change                                                          15,021,982  $     214,621,566
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                208,772,605  $   2,980,503,923
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I (formerly, IXIS Advisor Funds Trust
I), Natixis Funds Trust II (formerly, IXIS Advisor Funds Trust II), and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I; the Loomis Sayles Massachusetts Tax Free Income Fund, a series of Natixis Funds Trust II; and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

      2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                              Qualifying
                        Fund                  Percentage
                        ----                  ----------
                        High Income Fund         3.66%
                        Strategic Income Fund    3.38%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2007.

                         Fund                   Amount
                         ----                  --------
                         Municipal Income Fund $448,766

Qualified Dividend Income. For the fiscal year ended September 30, 2007, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

                            Fund
                            ----
                            High Income Fund
                            Strategic Income Fund

Tax Exempt Income. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify as tax exempt income for Federal income tax purposes. These percentages are as follows:

                                                    Qualifying
                 Fund                               Percentage
                 ----                               ----------
                 Massachusetts Tax Free Income Fund   98.45%
                 Municipal Income Fund                97.63%

                        TRUSTEE AND OFFICER INFORMATION


The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-314-2029.

                       Position(s) Held with the                                   Number of Portfolios in
                         Trusts, Length of Time       Principal Occupation(s)      Fund Complex Overseen***
Name and Year of Birth Served and Term of Office*      During Past 5 Years**     and Other Directorships Held
---------------------- --------------------------      ---------------------     ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. Trustee, since 1984 Natixis Douglas Dillon Professor and  41;
(1940)                  Funds Trust I (including   Director of the Belfer Center Director, Taubman Centers,
                        predecessors); since 1995  for Science and International Inc. (real estate investment
                       for Natixis Funds Trust II; Affairs, John F. Kennedy      trust)
                          since 2003 for Loomis    School of Government,
                             Sayles Funds II       Harvard University

                           Contract Review and
                          Governance Committee
                                 Member

Charles D. Baker         Trustee, since 2005 for   President and Chief Executive 41;
(1956)                   Natixis Funds Trust I,    Officer, Harvard Pilgrim      None
                       Natixis Funds Trust II and  Health Care (health plan)
                         Loomis Sayles Funds II

                           Contract Review and
                          Governance Committee
                                 Member

Edward A. Benjamin       Trustee, since 2003 for   Retired                       41;
(1938)                  Natixis Funds Trust I and                                None
                         Natixis Funds Trust II;
                          since 2002 for Loomis
                             Sayles Funds II

                        Chairman of the Contract
                          Review and Governance
                                Committee

Daniel M. Cain           Trustee, since 1996 for   President and Chief Executive 41;
(1945)                  Natixis Funds Trust I and  Officer, Cain Brothers &      Director, Sheridan
                         Natixis Funds Trust II;   Company, Incorporated         Healthcare Inc. (physician
                          since 2003 for Loomis    (investment banking)          practice management)
                             Sayles Funds II                                     Trustee, Lexington Strategic
                                                                                 Asset Corporation (realty
                          Chairman of the Audit                                  investment trust)
                                Committee

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the                                   Number of Portfolios in
                         Trusts, Length of Time      Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth Served and Term of Office*     During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------     ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

  Richard Darman        Trustee, since 1996 for   Partner, The Carlyle Group     41;
  (1943)               Natixis Funds Trust I and  (investments); formerly,       Director and Chairman of the
                        Natixis Funds Trust II;   Professor, John F. Kennedy     Board of Directors, AES
                         since 2003 for Loomis    School of Government,          Corporation (international
                            Sayles Funds II       Harvard University             power company)

                          Contract Review and
                          Governance Committee
                                 Member

  Jonathan P. Mason     Trustee, since 2007 for   Chief Financial Officer, Cabot 41;
  (1958)                 Natixis Funds Trust I,   Corp. (specialty chemicals);   None
                       Natixis Funds Trust II and formerly, Vice President and
                         Loomis Sayles Funds II   Treasurer, International Paper
                                                  Company; formerly, Chief
                         Audit Committee Member   Financial Officer, Carter Holt
                                                  Harvey (forest products)

  Sandra O. Moose       Chairperson of the Board  President, Strategic Advisory  41;
  (1942)                   of Trustees since      Services (management           Director, Verizon
                             November 2005        consulting); formerly, Senior  Communications; Director,
                                                  Vice President and Director,   Rohm and Haas Company
                         Trustee since 1982 for   The Boston Consulting Group,   (specialty chemicals);
                         Natixis Funds Trust I    Inc. (management consulting)   Director, AES Corporation
                       (including predecessors);                                 (international power
                         since 1993 for Natixis                                  company)
                       Funds Trust II; since 2003
                       for Loomis Sayles Funds II

                        Ex officio member of the
                          Audit Committee and
                          Contract Review and
                          Governance Committee

  Cynthia L. Walker     Trustee, since 2005 for   Executive Dean for             41;
  (1956)                 Natixis Funds Trust I,   Administration (formerly,      None
                       Natixis Funds Trust II and Dean for Finance & CFO),
                         Loomis Sayles Funds II   Harvard Medical School

                         Audit Committee Member

                        TRUSTEE AND OFFICER INFORMATION

                         Position(s) Held with the                                     Number of Portfolios in
                           Trusts, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth   Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------   --------------------------       ---------------------      ----------------------------

INTERESTED TRUSTEES

Robert J. Blanding/1/     Trustee, since 2003 for    President, Chairman, Director               41;
(1947)                   Natixis Funds Trust I and   and Chief Executive Officer,                None
555 California Street      Natixis Funds Trust II    Loomis, Sayles & Company,
San Francisco, CA 94104                              L.P.; President and Chief
                        Chief Executive Officer and  Executive Officer -- Loomis
                          Trustee, since 2002 for    Sayles Funds I
                           Loomis Sayles Funds II

John T. Hailer/2/        President, Chief Executive  President and Chief Executive               41;
(1960)                   Officer and Trustee, since  Officer, Natixis Asset                      None
                           2000 for Natixis Funds    Management Advisors, L.P.,
                         Trust I and Natixis Funds   Natixis Distributors, L.P.,
                                  Trust II           Natixis Global Associates, Inc.
                                                     and Natixis Global Asset
                        President and Trustee, since Management North America;
                           2003 for Loomis Sayles    President and Chief Executive
                                  Funds II           Officer, Natixis Funds Trust
                                                     III, Natixis Funds Trust IV,
                                                     Natixis Cash Management
                                                     Trust and Hansberger
                                                     International Series; Executive
                                                     Vice President of Loomis
                                                     Sayles Funds I

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the
                       Trusts and Term of Office
Name and Year of Birth and Length of Time Served*     Principal Occupation(s) During Past 5 Years**
---------------------- --------------------------     ---------------------------------------------

OFFICERS OF THE TRUST

 Coleen Downs Dinneen  Secretary, Clerk and Chief Senior Vice President, General Counsel, Secretary and
 (1960)                Legal Officer, since 2004  Clerk (formerly, Deputy General Counsel, Assistant
                                                  Secretary and Assistant Clerk), Natixis Distribution
                                                  Corporation, Natixis Distributors, L.P. and Natixis
                                                  Asset Management Advisors, L.P.

 Daniel J. Fuss         Executive Vice President  Vice Chairman and Director, Loomis, Sayles &
 (1933)                of Loomis Sayles Funds II, Company, L.P.; Executive Vice President of Loomis
 One Financial Center       since June 2003       Sayles Funds I
 Boston, MA 02111

 Russell L. Kane       Chief Compliance Officer,  Chief Compliance Officer for Mutual Funds, Senior
 (1969)                since May 2006; Assistant  Vice President, Deputy General Counsel, Assistant
                       Secretary since June 2004; Secretary and Assistant Clerk, Natixis Distributors,
                         Anti-Money Laundering    L.P. and Natixis Asset Management Advisors, L.P.;
                        Officer since April 2007  Vice President, Associate General Counsel, Assistant
                                                  Secretary and Assistant Clerk, Natixis Distribution
                                                  Corporation; formerly, Senior Counsel, Columbia
                                                  Management Group.

 Michael C. Kardok        Treasurer, Principal    Senior Vice President, Natixis Asset Management
 (1959)                 Financial and Accounting  Advisors, L.P. and Natixis Distributors, L.P.;
                        Officer, since October,   formerly, Senior Director, PFPC Inc.
                                  2004

 Robert Krantz         Executive Vice President,  Executive Vice President, Natixis Distributors, L.P.
 (1964)                   since September 2007    and Natixis Asset Management Advisors, L.P.

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

[LOGO]
NATIXIS
  FUNDS

EQUITY FUNDS
ANNUAL REPORT


                                                             September 30, 2007

]

      Loomis Sayles Global Markets Fund
      Loomis Sayles Growth Fund
      Loomis Sayles Research Fund
      Loomis Sayles Value Fund

[LOGO]

                                    [GRAPHIC]



TABLE OF CONTENTS

Management Discussion and Performance.................................... page 1

Portfolio of Investments................................................ page 16

Financial Statements.................................................... page 28

                       LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE


Objective:
Seeks high total return through a combination of capital appreciation and current income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1996

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Dan Fuss, CFA, CIC
Warren Koontz, CFA, CIC
David Rolley, CFA
Loomis, Sayles &   Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGMAX
                                 Class C LGMCX
                                 Class Y LSWWX

--------------------------------------------------------------------------------
What You Should Know:
Foreign and emerging market securities involve risks not associated with domestic securities, including fluctuations in currencies, differing political and economic conditions and accounting standards. Value stocks may fall out of favor and underperform the overall market during any given period. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Fixed-income securities are subject to credit risk and interest-rate risk; their value generally rises when prevailing interest rates fall and declines when rates rise. Lower-rated bonds may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Global Markets Fund was heavily weighted in equities throughout the fiscal year ended September 30, 2007. The combined total return on the fund's equity and income portfolios was 29.05% based on the net asset value of Class A shares and $0.25 in dividends reinvested during the period. These results compare favorably with the fund's primary benchmark, the MSCI World Index (common stocks of companies in developed countries around the world), which returned 21.68% for the period. The fund's secondary benchmark, Citigroup World Government Bond Index (government bonds issued in the United States and other developed countries) returned 8.69%. The average return on Morningstar's World Allocation category (primarily global equity funds) was 17.89% for the period.

EQUITIES POWERED PERFORMANCE DURING FISCAL YEAR
All equity sectors made positive contributions for the 12-month period, although healthcare made the smallest contribution. Information technology and financial stocks were the top-contributing sectors. Lead holdings in information technology stocks included Apple and Nintendo. Apple continues to benefit from the iPhone, which was released at the end of June, and the introduction of its iTV service. Nintendo shares rose on robust sales of its Wii and DS game hardware, which allowed the company to revise its profit forecast upward. Several overseas financial companies also boosted performance, notably Piraeus Bank, a Greek bank with excellent long-term growth prospects, particularly in the under-penetrated eastern Mediterranean region.

Precision Castparts was another top-performing stock. Precision benefited from superior management and strong revenue growth, as this manufacturer of metal components for aircraft and other uses enjoyed strong revenue growth and expanded its market share in fasteners.

For the fiscal year, the fund's worst performing stocks were Medco Health Solutions and High Tech Computer. Shares of Medco, a U.S. pharmacy benefit manager, declined in price on concerns about prospects for the industry as a whole, as well as the potential impact of Wal-Mart's discounted drug pricing program. Shares of Taiwan's High Tech Computer slumped with growth stocks as a whole during the first half of the fiscal year. Both of these were small positions and were sold early in the fiscal year, so their overall effect on the fund's equity performance in fiscal 2007 was minimal.

U.S. BOND MARKETS FACED SUBPRIME MORTGAGE WOES, WEAKER U.S. DOLLAR
On the bond side, international currencies drove performance, including bonds denominated in the currencies of Brazil, Colombia, Iceland, Australia, Canada and Norway. The Argentinean peso was our only currency loser. Bonds issued in Japan, Sweden and the United States were weak.

This summer's credit crunch was concentrated in asset-backed finance securities, including bonds issued by homebuilders, but the fund had little direct exposure to these markets. The fund's position in high-yielding bonds issued by homebuilders suffered, as did securities of some less-liquid markets, including Argentina. In anticipation of a recovery, we rebalanced the fixed-income portion of the fund to equally weight the U.S. and global positions, so that U.S. credit is now a more important element of the fund's fixed-income strategy. However, the fund remains heavily tilted toward equities.

OUTLOOK CALLS FOR A SLOWER, BUT STILL VITAL, U.S. ECONOMY
Although we expect a slowdown in U.S. consumer spending this winter, we are not anticipating a recession. After the mid-August lows in stock prices, fundamentals seem to be winning out, and companies with strong earnings and cash flow prospects are recovering. At its September 18 meeting, the Federal Reserve Board eased interest rates by a surprising 0.5%, calming anxieties that had troubled both the credit and equity markets and helping set the scene for a good market run in coming months. We expect the best results to come from stocks of companies that benefit from corporate rather than consumer spending, and those with substantial international operations and exposure to emerging markets.

                       LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,5/


               September 30, 1997 through September 30, 2007

                                     [CHART]

                  Net         Maximum
                 Asset         Sales       MSCI World     Citigroup World
                 Value/2/    Charge/3/       Index       Gov't Bond Index
                --------    ----------     ----------    ----------------
 9/30/1997      $10,000      $ 9,425        $10,000          $10,000
10/31/1997        9,416        8,875          9,475           10,208
11/30/1997        9,424        8,883          9,644           10,051
12/31/1997        9,206        8,676          9,763           10,021
 1/31/1998        9,482        8,937         10,037           10,118
 2/28/1998       10,053        9,475         10,718           10,200
 3/31/1998       10,145        9,562         11,172           10,099
 4/30/1998       10,016        9,441         11,283           10,261
 5/31/1998        9,584        9,033         11,143           10,285
 6/30/1998        9,178        8,651         11,409           10,300
 7/31/1998        9,178        8,651         11,392           10,314
 8/31/1998        8,203        7,731          9,875           10,594
 9/30/1998        8,185        7,714         10,051           11,158
10/31/1998        8,774        8,269         10,962           11,488
11/30/1998        9,290        8,756         11,615           11,326
12/31/1998        9,450        8,906         12,184           11,554
 1/31/1999        9,580        9,029         12,453           11,448
 2/28/1999        9,399        8,859         12,123           11,080
 3/31/1999        9,690        9,133         12,630           11,108
 4/30/1999       10,092        9,512         13,129           11,104
 5/31/1999       10,143        9,560         12,651           10,917
 6/30/1999       10,374        9,778         13,243           10,725
 7/31/1999       10,565        9,958         13,205           10,988
 8/31/1999       10,525        9,920         13,184           11,039
 9/30/1999       10,445        9,844         13,058           11,211
10/31/1999       10,847       10,223         13,738           11,206
11/30/1999       12,538       11,817         14,127           11,088
12/31/1999       15,141       14,270         15,272           11,061
 1/31/2000       14,620       13,780         14,399           10,825
 2/29/2000       16,705       15,745         14,440           10,748
 3/31/2000       16,444       15,499         15,439           11,081
 4/30/2000       15,695       14,792         14,788           10,719
 5/31/2000       15,293       14,413         14,416           10,802
 6/30/2000       15,793       14,885         14,903           11,064
 7/31/2000       15,272       14,394         14,486           10,877
 8/31/2000       15,695       14,792         14,959           10,795
 9/30/2000       15,260       14,383         14,165           10,774
10/31/2000       14,532       13,697         13,929           10,637
11/30/2000       13,804       13,010         13,085           10,848
12/31/2000       14,429       13,600         13,299           11,237
 1/31/2001       14,551       13,714         13,557           11,223
 2/28/2001       14,172       13,357         12,413           11,218
 3/31/2001       13,523       12,746         11,600           10,895
 4/30/2001       13,750       12,960         12,460           10,856
 5/31/2001       13,947       13,145         12,306           10,823
 6/30/2001       13,841       13,045         11,922           10,724
 7/31/2001       13,690       12,903         11,765           10,995
 8/31/2001       13,615       12,832         11,202           11,408
 9/30/2001       12,980       12,234         10,217           11,492
10/31/2001       13,237       12,476         10,414           11,583
11/30/2001       13,449       12,676         11,031           11,420
12/31/2001       13,499       12,723         11,102           11,126
 1/31/2002       13,301       12,536         10,767           10,920
 2/28/2002       13,316       12,551         10,675           10,977
 3/31/2002       13,564       12,784         11,171           10,946
 4/30/2002       13,631       12,847         10,775           11,338
 5/31/2002       13,861       13,064         10,800           11,659
 6/30/2002       13,548       12,769         10,147           12,222
 7/31/2002       12,904       12,162          9,293           12,342
 8/31/2002       13,053       12,302          9,312           12,557
 9/30/2002       12,524       11,804          8,290           12,694
10/31/2002       12,837       12,099          8,903           12,642
11/30/2002       13,365       12,596          9,385           12,658
12/31/2002       13,428       12,655          8,932           13,295
 1/31/2003       13,547       12,768          8,663           13,477
 2/28/2003       13,684       12,897          8,514           13,666
 3/31/2003       13,700       12,912          8,491           13,708
 4/30/2003       14,400       13,572          9,249           13,872
 5/31/2003       15,151       14,279          9,782           14,474
 6/30/2003       15,270       14,392          9,955           14,240
 7/31/2003       15,066       14,199         10,159           13,816
 8/31/2003       15,373       14,489         10,381           13,742
 9/30/2003       15,988       15,069         10,447           14,521
10/31/2003       16,586       15,632         11,069           14,448
11/30/2003       16,740       15,778         11,240           14,691
12/31/2003       17,565       16,555         11,948           15,277
 1/31/2004       17,831       16,805         12,142           15,318
 2/29/2004       18,043       17,005         12,350           15,341
 3/31/2004       18,220       17,172         12,273           15,562
 4/30/2004       17,531       16,523         12,028           14,895
 5/31/2004       17,478       16,473         12,137           15,012
 6/30/2004       17,849       16,823         12,401           15,044
 7/31/2004       17,460       16,456         11,999           14,967
 8/31/2004       17,690       16,673         12,057           15,321
 9/30/2004       18,062       17,023         12,289           15,537
10/31/2004       18,557       17,490         12,593           15,996
11/30/2004       19,440       18,322         13,260           16,574
12/31/2004       20,000       18,850         13,770           16,858
 1/31/2005       19,728       18,593         13,462           16,621
 2/28/2005       20,253       19,088         13,895           16,646
 3/31/2005       19,692       18,559         13,631           16,423
 4/30/2005       19,384       18,270         13,343           16,668
 5/31/2005       20,001       18,851         13,591           16,331
 6/30/2005       20,345       19,175         13,714           16,189
 7/31/2005       21,106       19,892         14,197           16,031
 8/31/2005       21,232       20,012         14,310           16,319
 9/30/2005       21,468       20,234         14,686           16,007
10/31/2005       21,322       20,096         14,333           15,716
11/30/2005       21,955       20,693         14,818           15,524
12/31/2005       22,414       21,125         15,150           15,699
 1/31/2006       23,351       22,008         15,829           15,902
 2/28/2006       23,167       21,835         15,813           15,820
 3/31/2006       23,278       21,939         16,167           15,635
 4/30/2006       23,443       22,095         16,667           16,009
 5/31/2006       22,231       20,953         16,112           16,302
 6/30/2006       22,140       20,867         16,114           16,131
 7/31/2006       22,268       20,988         16,218           16,260
 8/31/2006       22,598       21,299         16,648           16,411
 9/30/2006       22,928       21,610         16,851           16,364
10/31/2006       23,790       22,422         17,473           16,520
11/30/2006       24,432       23,027         17,910           16,975
12/31/2006       24,835       23,407         18,279           16,659
 1/31/2007       25,265       23,812         18,498           16,434
 2/28/2007       24,967       23,531         18,410           16,814
 3/31/2007       25,566       24,096         18,754           16,851
 4/30/2007       26,239       24,730         19,593           17,037
 5/31/2007       27,362       25,788         20,161           16,691
 6/30/2007       27,304       25,734         20,013           16,592
 7/31/2007       27,528       25,945         19,573           17,083
 8/31/2007       27,715       26,122         19,567           17,361
 9/30/2007       29,586       27,885         20,504           17,787



Average Annual Total Returns -- September 30, 2007/5/


                                       1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                     29.05%  18.76%  11.45%
With Maximum Sales Charge/3/           21.65   17.37   10.80

CLASS C/1/
Net Asset Value/2/                     27.99   17.88   10.63
With CDSC/4/                           26.99   17.88   10.63

CLASS Y/1/
Net Asset Value/2/                     29.36   19.05   11.74
--------------------------------------------------------------

COMPARATIVE PERFORMANCE                1 YEAR 5 YEARS 10 YEARS
MSCI World Index                       21.68%  19.86%   7.44%
Citigroup World Government Bond Index   8.69    6.98    5.93
Morningstar World Allocation Fund Avg. 17.89   16.68    9.72

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.


PORTFOLIO FACTS

                                      % of Net Assets as of
FUND COMPOSITION                      9/30/07    9/30/06
-----------------------------------------------------------
Common Stocks and Warrants             66.6       65.2
-----------------------------------------------------------
Bonds & Notes                          27.2       31.5
-----------------------------------------------------------
Short-Term Investments and Other        6.2        3.3
-----------------------------------------------------------
                                      % of Net Assets as of
TEN LARGEST HOLDINGS                  9/30/07    9/30/06
-----------------------------------------------------------
U.S. Treasury Bond, 4.750%, 2/15/2037   2.7        0.0
-----------------------------------------------------------
Nintendo Co. Ltd.                       2.4        0.0
-----------------------------------------------------------
ABB Ltd.                                2.3        1.5
-----------------------------------------------------------
U.S. Treasury Bond, 4.500%, 2/15/2036   2.2        0.0
-----------------------------------------------------------
Apple, Inc.                             2.1        1.6
-----------------------------------------------------------
China Mobile Ltd                        2.0        0.9
-----------------------------------------------------------
Google, Inc.                            2.0        1.9
-----------------------------------------------------------
Bharti Airtel Ltd.                      1.8        0.0
-----------------------------------------------------------
Research In Motion Ltd.                 1.8        0.0
-----------------------------------------------------------
Piraeus Bank S.A                        1.8        1.9
-----------------------------------------------------------

                                      % of Net Assets as of
FIVE LARGEST INDUSTRIES               9/30/07    9/30/06
-----------------------------------------------------------
Treasuries                              9.3        1.9
-----------------------------------------------------------
Pharmaceuticals                         3.9        5.2
-----------------------------------------------------------
Capital Markets                         3.6        7.7
-----------------------------------------------------------
Diversified Financial Services          3.6        3.2
-----------------------------------------------------------
Machinery                               3.6        3.2
-----------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              1.56%                        1.25%
-------------------------------------------------------
     C               2.32                         2.00
-------------------------------------------------------
     Y               1.19                         1.00
-------------------------------------------------------

NOTES TO CHARTS
See page 9 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Institutional
   Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect the loads and expenses of Class A and Class C shares, respectively. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes the maximum sales charge of 5.75%.
/4/Performance for Class C shares assumes a 1% contingent deferred sales charge
   ("CDSC") applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/08.

                           LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 16, 1991

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Pamela Czekanski, CFA
Richard Skaggs, CFA
Loomis, Sayles &
  Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGRRX
                                 Class B LGRBX
                                 Class C LGRCX
                                 Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.
Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund's overall return.

Management Discussion
--------------------------------------------------------------------------------

Equities turned in solid results for the fiscal year ended September 30, 2007, driven by the persistent expansion of the global and domestic economies and healthy corporate profit growth. Loomis Sayles Growth Fund returned 20.03% based on the net asset value of Class A shares. The fund's performance exceeded the 19.35% return on its benchmark, the Russell 1000 Growth Index, but trailed the 20.57% average return of funds in Morningstar's Large Growth category.

EMPHASIS ON MATERIALS, STOCK SELECTION BOOSTED PERFORMANCE
Good overall stock selection and the fund's relatively large position in the materials and processing sector contributed to the fund's positive results. Among materials and processing holdings, Precision Castparts, Freeport-McMoRan Copper and Gold, and Monsanto were leaders. A manufacturer of metal components for aircraft and other uses, Precision enjoyed strong growth in revenue and expanded its market share in fasteners. Shares of Freeport rose in value as the company benefited from rising commodity prices and its acquisition of rival Phelps Dodge. An increase in corn planting enhanced earnings for Monsanto, the world's largest seed producer, and the company raised its dividend.

TECHNOLOGY AND FINANCE HOLDINGS ALSO CONTRIBUTED
Top technology holdings included Apple and Cisco Systems. Apple continued to benefit from growing demand in personal computers, laptops and the new iPhone product line. Shares of Cisco, a leader in information network infrastructure, rose on solid growth across all its business lines. Internet search leader Google was another tech-related investment with outstanding results. The fund's strongest financial companies included Goldman Sachs, CB Richard Ellis and MasterCard. Investment banker Goldman Sachs exceeded earnings estimates, while commercial real estate services company CB Richard Ellis gained on improved leasing and property management revenues. We sold the stock at a profit. Shares of MasterCard rose after its earnings surpassed analysts' expectations as a result of broad trends favoring the use of debit and credit cards.

DISAPPOINTMENTS WERE IN DISPARATE SECTORS
Shares of Medco Health Solutions, a U.S. pharmacy benefit manager, declined in price on concerns about prospects for the industry as a whole, as well as the potential impact of Wal-Mart's discounted drug pricing program. Retailer Kohl's experienced greater-than-expected declines in same-store sales. Telecom equipment company Motorola failed to meet its sales forecasts, while healthcare products company Johnson & Johnson slid amid concerns about potential side effects of its anemia drug Procrit, and in response to news that Federal prosecutors were probing the company's marketing unapproved uses for prescription drugs. All four positions were eliminated.

In the transportation group, shares of Expeditors International of Washington fell in price, even though this specialist in logistics planning for international commerce met its third-quarter earnings forecasts last November. Investors had expected stronger results. Among utilities holdings, shares of Comcast also fell when earnings failed to meet Wall Street's expectations. We sold both positions.

Our principal investment focus throughout the year remained on identifying large-cap growth companies with strong fundamentals and leadership in their industries. We reduced the fund's holdings in investment banks, commercial real estate firms and retail-oriented companies, and added to positions in materials and processing companies. We also initiated new investments in oil-services companies.

PROSPECTS GOOD FOR CORPORATIONS WITH STRONG FUNDAMENTALS
We believe the mid-August lows in the major stock market indexes marked an important turning point. Turmoil in the home building and mortgage markets stressed investors, but companies with strong earnings and cash flow prospects were able to recover. Going forward, we believe the Federal Reserve Board's recent cut in interest rates, combined with strong corporate earnings, have created a favorable backdrop for stock performance. We expect leadership to come from stocks of companies that benefit from corporate rather than consumer spending, and those with significant foreign revenues and exposure to emerging markets.

                           LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,5/


             September 30, 1997 through September 30, 2007

                                     [CHART]

                 Net Asset         Maximum Sales        Russell 1000
                 Value/2/            Charge/3/          Growth Index
                 ---------           ---------          ------------
 9/30/1997       $10,000             $ 9,425             $10,000
10/31/1997         9,891               9,322               9,630
11/30/1997         9,594               9,043              10,039
12/31/1997         9,759               9,198              10,152
 1/31/1998         9,356               8,818              10,455
 2/28/1998        10,015               9,439              11,242
 3/31/1998        10,363               9,768              11,690
 4/30/1998        10,658              10,045              11,852
 5/31/1998        10,247               9,658              11,516
 6/30/1998        10,704              10,089              12,221
 7/31/1998        10,123               9,541              12,140
 8/31/1998         8,092               7,627              10,318
 9/30/1998         8,984               8,468              11,111
10/31/1998         9,597               9,045              12,004
11/30/1998         9,659               9,104              12,917
12/31/1998        10,988              10,356              14,081
 1/31/1999        11,327              10,676              14,908
 2/28/1999        10,860              10,236              14,227
 3/31/1999        11,826              11,146              14,976
 4/30/1999        11,986              11,296              14,996
 5/31/1999        11,657              10,987              14,535
 6/30/1999        12,474              11,757              15,553
 7/31/1999        11,923              11,237              15,059
 8/31/1999        12,018              11,327              15,305
 9/30/1999        11,732              11,058              14,983
10/31/1999        12,635              11,908              16,115
11/30/1999        13,496              12,720              16,984
12/31/1999        15,626              14,727              18,750
 1/31/2000        15,015              14,152              17,871
 2/29/2000        16,880              15,909              18,745
 3/31/2000        17,329              16,332              20,087
 4/30/2000        15,948              15,031              19,131
 5/31/2000        14,889              14,033              18,167
 6/30/2000        16,375              15,433              19,544
 7/31/2000        16,226              15,293              18,730
 8/31/2000        17,976              16,943              20,425
 9/30/2000        17,043              16,063              18,493
10/31/2000        15,765              14,859              17,618
11/30/2000        13,080              12,328              15,021
12/31/2000        13,092              12,339              14,546
 1/31/2001        12,726              11,994              15,551
 2/28/2001        11,201              10,557              12,911
 3/31/2001        10,225               9,637              11,506
 4/30/2001        10,994              10,362              12,961
 5/31/2001        10,628              10,017              12,770
 6/30/2001        10,494               9,891              12,474
 7/31/2001        10,030               9,454              12,163
 8/31/2001         9,262               8,730              11,168
 9/30/2001         8,369               7,888              10,053
10/31/2001         8,836               8,328              10,581
11/30/2001         9,609               9,056              11,597
12/31/2001         9,853               9,286              11,575
 1/31/2002         9,832               9,267              11,371
 2/28/2002         9,304               8,769              10,899
 3/31/2002         9,711               9,152              11,276
 4/30/2002         9,406               8,865              10,355
 5/31/2002         9,344               8,807              10,105
 6/30/2002         8,694               8,194               9,170
 7/31/2002         7,963               7,505               8,666
 8/31/2002         7,963               7,505               8,692
 9/30/2002         7,414               6,988               7,790
10/31/2002         7,963               7,505               8,505
11/30/2002         8,166               7,696               8,967
12/31/2002         7,577               7,142               8,348
 1/31/2003         7,517               7,084               8,145
 2/28/2003         7,476               7,046               8,108
 3/31/2003         7,638               7,199               8,258
 4/30/2003         8,126               7,658               8,869
 5/31/2003         8,593               8,099               9,312
 6/30/2003         8,613               8,118               9,440
 7/31/2003         8,979               8,463               9,675
 8/31/2003         9,223               8,693               9,915
 9/30/2003         8,959               8,444               9,809
10/31/2003         9,812               9,248              10,360
11/30/2003         9,893               9,325              10,469
12/31/2003        10,015               9,439              10,831
 1/31/2004        10,238               9,650              11,052
 2/29/2004        10,319               9,726              11,122
 3/31/2004        10,279               9,688              10,916
 4/30/2004         9,954               9,382              10,789
 5/31/2004        10,259               9,669              10,990
 6/30/2004        10,564               9,956              11,127
 7/31/2004         9,833               9,267              10,498
 8/31/2004         9,711               9,152              10,447
 9/30/2004        10,117               9,535              10,546
10/31/2004        10,482               9,879              10,710
11/30/2004        11,153              10,511              11,079
12/31/2004        11,580              10,914              11,513
 1/31/2005        11,112              10,473              11,129
 2/28/2005        11,274              10,626              11,248
 3/31/2005        10,949              10,320              11,043
 4/30/2005        10,605               9,995              10,832
 5/31/2005        11,295              10,645              11,357
 6/30/2005        11,579              10,914              11,315
 7/31/2005        12,148              11,450              11,868
 8/31/2005        11,945              11,258              11,715
 9/30/2005        12,250              11,545              11,769
10/31/2005        12,169              11,469              11,654
11/30/2005        12,758              12,024              12,157
12/31/2005        12,799              12,063              12,119
 1/31/2006        13,245              12,484              12,332
 2/28/2006        13,022              12,273              12,312
 3/31/2006        13,001              12,253              12,494
 4/30/2006        12,716              11,985              12,477
 5/31/2006        11,700              11,027              12,054
 6/30/2006        11,659              10,989              12,007
 7/31/2006        11,314              10,663              11,778
 8/31/2006        11,457              10,798              12,145
 9/30/2006        11,863              11,181              12,479
10/31/2006        12,229              11,525              12,918
11/30/2006        12,391              11,679              13,174
12/31/2006        12,350              11,640              13,219
 1/31/2007        12,797              12,062              13,559
 2/28/2007        12,330              11,621              13,304
 3/31/2007        12,635              11,908              13,376
 4/30/2007        12,980              12,233              14,006
 5/31/2007        13,529              12,751              14,509
 6/30/2007        13,346              12,579              14,293
 7/31/2007        13,143              12,388              14,071
 8/31/2007        13,306              12,541              14,296
 9/30/2007        14,240              13,422              14,894



Average Annual Total Returns -- September 30, 2007/5/


                                   1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                 20.03%  13.94%   3.59%
With Maximum Sales Charge/3/       13.06   12.62    2.98

CLASS B/1/
Net Asset Value/2/                 19.12   13.03    2.80
With CDSC/4/                       14.12   12.79    2.80

CLASS C/1/
Net Asset Value/2/                 19.09   13.07    2.81
With CDSC/4/                       18.09   13.07    2.81

CLASS Y/1/
Net Asset Value/2/                 20.39   14.31    3.87
----------------------------------------------------------

COMPARATIVE PERFORMANCE            1 YEAR 5 YEARS 10 YEARS
Russell 1000 Growth Index          19.35%  13.84%   4.06%
Morningstar Large Growth Fund Avg. 20.57   14.08    5.03

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

                                 % of Net Assets as of
FUND COMPOSITION                 9/30/07    9/30/06
------------------------------------------------------
Common Stocks                     99.2       98.4
------------------------------------------------------
Short-Term Investments and Other   0.8        1.6
------------------------------------------------------
                                 % of Net Assets as of
TEN LARGEST HOLDINGS             9/30/07    9/30/06
------------------------------------------------------
Apple, Inc.                        4.3        3.6
------------------------------------------------------
Cisco Systems, Inc.                4.0        1.5
------------------------------------------------------
Google, Inc.                       4.0        3.9
------------------------------------------------------
Precision Castparts Corp.          3.0        2.1
------------------------------------------------------
Schlumberger Ltd.                  3.0        0.0
------------------------------------------------------
Amazon.com, Inc.                   3.0        0.0
------------------------------------------------------
Hewlett Packard Co.                2.8        0.0
------------------------------------------------------
Monsanto Co.                       2.7        0.0
------------------------------------------------------
MasterCard, Inc., Class A          2.5        0.0
------------------------------------------------------
Adobe Systems, Inc.                2.4        0.0
------------------------------------------------------
                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES          9/30/07    9/30/06
------------------------------------------------------
Computers & Peripherals           11.8        6.1
------------------------------------------------------
Internet Software & Services       6.2        5.6
------------------------------------------------------
Software                           5.9        5.6
------------------------------------------------------
Communications Equipment           5.6        7.4
------------------------------------------------------
Diversified Financial Services     5.3        2.5
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A                       1.17%                1.17%
-------------------------------------------------------
     B                       2.11                 2.00
-------------------------------------------------------
     C                       1.95                 1.95
-------------------------------------------------------
     Y                       0.80                 0.80
-------------------------------------------------------

NOTES TO CHARTS
See page 9 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/08.

                          LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE



Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
July 31, 2000

--------------------------------------------------------------------------------
Managers:
Maureen G. Depp, CFA
Brian James, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSRRX
                                 Class B LSCBX
                                 Class C LSCCX
                                 Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------

Despite periods of volatility, stocks produced healthy returns for the 12 months ended September 30, 2007, aided by the continuing expansion of the domestic and global economies and solid corporate profit growth. Class A shares of Loomis Sayles Research Fund returned 17.98% at net asset value, including $0.07 in dividends and $1.13 in capital gains reinvested during the period. The fund outpaced the 16.44% gain in the fund's benchmark, the S&P 500 Index, and the 16.48% average return of funds in Morningstar's Large Blend category.

CYCLICAL STOCKS DOMINATED RETURNS
Cyclical stocks powered the fund's performance. Many of our strongest contributors are leading companies in such market areas as capital goods, commodities, energy and technology- areas that typically lead during economic expansions. Concerns about potentially tighter oversight by the U.S. Food and Drug Administration weighed on healthcare stocks, while consumer discretionary stocks lagged amid worries that slumping home prices could undermine consumer spending.

ENERGY, INDUSTRIAL AND TECHNOLOGY STOCKS GAINED
Our strongest contributors included commodity-related names like Freeport-McMoRan Copper & Gold, and capital goods companies like Precision Castparts. We bought shares of Freeport early in the fiscal year when the mining company's share price seemed undervalued. The company subsequently benefited from its acquisition of rival Phelps Dodge and from rising commodity prices, which enabled it to pay down debt ahead of schedule and raise its dividend. We sold Freeport in September. Precision, a manufacturer of metal components for aircraft and other industrial uses, enjoyed strong growth in revenue and expanded its market share in fasteners. Energy giant ExxonMobil was the fund's top performer for the period.

Our technology selections also contributed, including Cisco Systems, a leader in information technology infrastructure; internet search firm Google; and EMC, an industry force in computerized data storage. We took profits in EMC in August. In general, our strategy this year has been to invest in specific companies with strong end markets, coupled with management execution that we think makes the company more likely to exceed earnings expectations.

EARNINGS, REVENUE PROBLEMS LED TO SOME DISAPPOINTMENTS
Disappointing positions were largely stocks of companies that experienced earnings weakness or lack of catalysts. Retail chain Kohl's is one example. Like many department stores, the firm's earnings were pressured by slowing sales and we sold the position. Other detractors included Merrill Lynch, the diversified broker and investment banker. The decline in the stock's value reflected both a spillover of negative sentiment from the subprime lending market and company-specific issues resulting from recent acquisitions. Time Warner's performance was undermined by slowing growth in high-speed data services in its cable division, plus diminished revenue prospects for its AOL division. Earnings disappointments also led to poor results from Symantec, a specialist in data security for computer systems; we sold the stock. However, we believe both Merrill Lynch and Time Warner may return to market favor so they remain in the portfolio.

INDIVIDUAL STOCK SELECTION WILL GUIDE STRATEGY
Looking forward, we believe the stock market has the potential to deliver good performance, especially in light of the Federal Reserve Board's recent interest rate cut, which improved credit market conditions and created a favorable outlook for corporate earnings. In particular, we think companies that can benefit from corporate rather than consumer spending, and firms whose earnings come from outside the United States (especially those with exposure to emerging markets) should do well. We are less enthusiastic about prospects for companies more dependent on the U.S. economy in general, and the American consumer in particular. Consequently, we intend to maintain our emphasis on stock selection, with sector weightings remaining neutral relative to the fund's benchmark. Our goal is to seek the best ideas using a bottom-up analysis of industry and competitive factors, while trying to neutralize risks from macroeconomic factors.

                          LOOMIS SAYLES RESEARCH FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,6/


        July 31, 2000 (inception) September 30, 2007

                                    [CHART]

                 Net Asset    Maximum Sales      S&P 500
                  Value/2/       Charge/3/        Index
                 ---------    -------------      --------
 7/31/2000        $10,000        $ 9,425         $10,000
 8/31/2000         10,937         10,308          10,621
 9/30/2000         10,538          9,932          10,060
10/31/2000         10,109          9,528          10,018
11/30/2000          8,698          8,198           9,228
12/31/2000          9,039          8,519           9,273
 1/31/2001          9,149          8,623           9,602
 2/28/2001          8,147          7,679           8,727
 3/31/2001          7,646          7,206           8,174
 4/30/2001          8,298          7,820           8,809
 5/31/2001          8,368          7,887           8,868
 6/30/2001          8,227          7,754           8,652
 7/31/2001          7,997          7,537           8,567
 8/31/2001          7,526          7,093           8,031
 9/30/2001          6,865          6,470           7,382
10/31/2001          7,105          6,696           7,523
11/30/2001          7,626          7,187           8,100
12/31/2001          7,793          7,345           8,171
 1/31/2002          7,713          7,270           8,052
 2/28/2002          7,623          7,185           7,896
 3/31/2002          7,903          7,449           8,193
 4/30/2002          7,582          7,146           7,697
 5/31/2002          7,492          7,061           7,640
 6/30/2002          7,001          6,598           7,096
 7/31/2002          6,429          6,059           6,543
 8/31/2002          6,389          6,022           6,586
 9/30/2002          5,707          5,378           5,870
10/31/2002          6,148          5,794           6,387
11/30/2002          6,399          6,031           6,762
12/31/2002          6,079          5,729           6,365
 1/31/2003          5,938          5,597           6,198
 2/28/2003          5,848          5,512           6,105
 3/31/2003          5,928          5,587           6,165
 4/30/2003          6,360          5,994           6,672
 5/31/2003          6,712          6,326           7,024
 6/30/2003          6,803          6,411           7,114
 7/31/2003          6,954          6,554           7,239
 8/31/2003          7,054          6,649           7,380
 9/30/2003          6,934          6,535           7,302
10/31/2003          7,376          6,952           7,715
11/30/2003          7,467          7,037           7,783
12/31/2003          7,760          7,313           8,191
 1/31/2004          7,860          7,408           8,341
 2/29/2004          8,022          7,560           8,457
 3/31/2004          7,951          7,494           8,330
 4/30/2004          7,729          7,285           8,199
 5/31/2004          7,840          7,389           8,311
 6/30/2004          8,031          7,569           8,473
 7/31/2004          7,658          7,218           8,193
 8/31/2004          7,648          7,209           8,226
 9/30/2004          7,850          7,399           8,315
10/31/2004          7,921          7,465           8,442
11/30/2004          8,354          7,874           8,783
12/31/2004          8,671          8,172           9,082
 1/31/2005          8,560          8,068           8,861
 2/28/2005          8,752          8,248           9,047
 3/31/2005          8,689          8,189           8,887
 4/30/2005          8,417          7,933           8,719
 5/31/2005          8,780          8,275           8,996
 6/30/2005          8,951          8,436           9,009
 7/31/2005          9,273          8,740           9,344
 8/31/2005          9,122          8,598           9,259
 9/30/2005          9,294          8,759           9,334
10/31/2005          9,102          8,579           9,178
11/30/2005          9,545          8,997           9,525
12/31/2005          9,572          9,022           9,528
 1/31/2006          9,870          9,302           9,781
 2/28/2006          9,892          9,323           9,807
 3/31/2006          9,977          9,403           9,929
 4/30/2006          9,966          9,393          10,063
 5/31/2006          9,583          9,032           9,773
 6/30/2006          9,562          9,012           9,786
 7/31/2006          9,604          9,052           9,847
 8/31/2006          9,721          9,162          10,081
 9/30/2006         10,008          9,432          10,341
10/31/2006         10,305          9,713          10,678
11/30/2006         10,443          9,843          10,881
12/31/2006         10,514          9,910          11,033
 1/31/2007         10,743         10,126          11,200
 2/28/2007         10,465          9,863          10,981
 3/31/2007         10,622         10,011          11,104
 4/30/2007         11,045         10,410          11,596
 5/31/2007         11,444         10,786          12,001
 6/30/2007         11,263         10,615          11,801
 7/31/2007         10,972         10,341          11,435
 8/31/2007         11,117         10,478          11,607
 9/30/2007         11,806         11,127          12,041



Average Annual Total Returns -- September 30, 2007/6/


                                                 SINCE FUND
                                  1 YEAR 5 YEARS  INCEPTION
CLASS A/1/
Net Asset Value/2/                17.98%  15.65%    2.35%
With Maximum Sales Charge/3/      11.25   14.28     1.51

CLASS B/1/
Net Asset Value/2/                17.11   14.74     1.52
With CDSC/4/                      12.11   14.51     1.52

CLASS C/1/
Net Asset Value/2/                17.17   14.65     1.47
With CDSC/4/                      16.17   14.65     1.47

CLASS Y/1/
Net Asset Value/2/                18.39   16.05     2.69
-------------------------------------------------------------

                                                 SINCE FUND
COMPARATIVE PERFORMANCE           1 YEAR 5 YEARS INCEPTION/5/
S&P 500 Index                     16.44%  15.45%    2.63%
Morningstar Large Blend Fund Avg. 16.48   14.72     3.47

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                   % of Net Assets as of
FUND COMPOSITION                   9/30/07    9/30/06
--------------------------------------------------------
Common Stocks                       99.8       99.7
--------------------------------------------------------
Short-Term Investments and Other     0.2        0.3
--------------------------------------------------------

                                   % of Net Assets as of
TEN LARGEST HOLDINGS               9/30/07    9/30/06
--------------------------------------------------------
ExxonMobil Corp.                     3.9        4.6
--------------------------------------------------------
AT&T, Inc.                           3.6        1.1
--------------------------------------------------------
Cisco Systems, Inc.                  2.7        0.0
--------------------------------------------------------
Coca-Cola Co.                        2.4        2.0
--------------------------------------------------------
American International Group, Inc.   2.4        0.0
--------------------------------------------------------
Merck & Co., Inc.                    2.3        0.6
--------------------------------------------------------
Bank of America Corp.                2.3        2.9
--------------------------------------------------------
Apple, Inc.                          2.3        2.3
--------------------------------------------------------
CVS Caremark Corp.                   2.2        1.9
--------------------------------------------------------
American Express Co.                 2.0        0.0
--------------------------------------------------------

                                   % of Net Assets as of
FIVE LARGEST INDUSTRIES            9/30/07    9/30/06
--------------------------------------------------------
Oil, Gas & Consumable Fuels          7.0        7.6
--------------------------------------------------------
Insurance                            6.4        5.8
--------------------------------------------------------
Aerospace & Defense                  6.3        6.0
--------------------------------------------------------
Beverages                            5.6        5.5
--------------------------------------------------------
Pharmaceuticals                      5.3        4.3
--------------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/7/ Net Expense Ratio/8/
-------------------------------------------------------
     A              1.68%                 1.25%
-------------------------------------------------------
     B               2.33                  2.00
-------------------------------------------------------
     C               2.37                  2.00
-------------------------------------------------------
     Y               1.26                  0.85
-------------------------------------------------------

NOTES TO CHARTS
See page 9 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/The since-inception performance comparisons shown are calculated from 8/1/00. /6/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /7/Before reductions and reimbursements.
/8/After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/08.

                           LOOMIS SAYLES VALUE FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital and income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants. The fund invests primarily in medium-sized and large-sized companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 13, 1991

--------------------------------------------------------------------------------
Managers:
Arthur Barry, CFA
James L. Carroll, CFA
Warren N. Koontz, CFA, CIC
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSVRX
                                 Class B LSVBX
                                 Class C LSCVX
                                 Class Y LSGIX

--------------------------------------------------------------------------------
What You Should Know:
While the fund offers potential for long-term capital growth, it invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions.

Management Discussion
--------------------------------------------------------------------------------

Stock prices generally rose during the 12 months ended September 30, 2007, despite a volatile environment. Recession fears triggered a market decline in February and anxiety over the possible impact of default rates in subprime mortgages depressed markets this summer. But investors returned to stocks in the fall as corporate earnings remained vital and the Federal Reserve Board cut short-term interest rates.

Successful stock selection keyed Loomis Sayles Value Fund's good performance for the fiscal year ended September 30, 2007. The fund's Class A shares provided a total return of 16.85% at net asset value including $0.13 in dividends and $0.91 in capital gains reinvested during the period. (The total return on Class A shares includes the historical performance of the fund's Retail Class for the fiscal year ended September 30, 2007, including the period when Class A shares were not offered by the fund.) The fund surpassed its benchmark, the Russell 1000 Value Index, which returned 14.45% for the 12-month period, and came in ahead of the 14.44% average return on the funds in Morningstar's Large Value category.

ENERGY, INDUSTRIAL AND TELECOM ISSUES LED PERFORMANCE
Rising oil prices favored most energy stocks. Industrials, technology and utilities were also among the fund's best-performing sectors. Integrated oil companies like ExxonMobil, which focuses on oil rather than natural gas, not only benefited as the price of oil rose, its stock price reflected the company's share buy-back program. Shares of Foster Wheeler, a leading engineering and construction company, also rose, thanks to positive earnings trends. We sold the fund's Foster Wheeler holdings on strength. ABB Ltd., which makes power and automation products, enjoyed strong results in all its business lines. Among utilities, AT&T continued to reward investors following last year's acquisition of BellSouth. AT&T is also building its customer base outside the United States.

BUYOUTS AMONG CONSUMER HOLDINGS FUNDED EXPANSION IN MATERIALS
OSI Restaurants, operators of Outback Steakhouse and other restaurant chains, and discount retailer Dollar General were targets of attractive buyout offers and were sold at a profit. We used the proceeds to add to the fund's holdings in materials companies, including Freeport-McMoRan Copper and Gold. The company performed well based on improving copper prices, company transformations and strong cash flow generation. A mid-year dip in oil and natural gas prices benefited Owens-Illinois, whose glass-making operations are energy-intensive.

MOST DECLINERS REFLECTED STOCK-SPECIFIC DEVELOPMENTS
Revenue shortfalls and the rapid pace of store openings undercut shares of Office Depot. Rising retail prices and possible over-commitment to private label products also hurt this office products retailer. Motorola's cell phone business struggled as the need grew for a successor to its RAZR line of phones. Lagging sales brought company-wide layoffs earlier in the year. Because we still believe both stocks are undervalued, both Office Depot and Motorola remain in the fund. Omnicare, which provides pharmaceutical services to seniors in nursing homes and other facilities, underperformed as profits weakened and Medicare reimbursements remained in flux. We sold Omnicare after the stock had partially recovered from its mid-year low.

POSITIVE OUTLOOK FOR BUSINESS SPENDING AND OVERSEAS MARKETS
In this volatile environment, stocks that did well were generally those with strong fundamentals and positive earnings outlooks. Going forward, we believe the best opportunities will be found among companies that rely on business spending rather than consumer outlays. Earnings from outside the United States will also take on more importance, particularly if emerging market economies expand faster than our own.

We continue to focus on individual companies more than broad market or economic trends. Our bottom-up stock selection process is supported by intensive research, as we seek companies trading at a discount to what we feel is their intrinsic value. This approach is designed to help us pursue strong returns over the long term.

                           LOOMIS SAYLES VALUE FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1,5/



                July 31, 2000 (inception) through September 30, 2007

                                     [CHART]

                                                                 S & P 500
              Net Asset Value/2/    Maximum Sales Charge/3/        Index
              ------------------    -----------------------     -----------
 9/30/1997      $10,000                  $ 9,425                 $10,000
10/31/1997        9,628                    9,074                   9,721
11/30/1997        9,912                    9,342                  10,150
12/31/1997        9,877                    9,309                  10,447
 1/31/1998        9,899                    9,330                  10,299
 2/28/1998       10,551                    9,945                  10,992
 3/31/1998       10,864                   10,239                  11,665
 4/30/1998       10,952                   10,322                  11,743
 5/31/1998       10,760                   10,141                  11,568
 6/30/1998       10,744                   10,126                  11,717
 7/31/1998       10,262                    9,671                  11,510
 8/31/1998        8,815                    8,308                   9,797
 9/30/1998        9,418                    8,876                  10,359
10/31/1998       10,212                    9,625                  11,162
11/30/1998       10,564                    9,956                  11,682
12/31/1998       10,870                   10,245                  12,079
 1/31/1999       10,840                   10,216                  12,176
 2/28/1999       10,520                    9,915                  12,004
 3/31/1999       10,902                   10,275                  12,252
 4/30/1999       11,684                   11,013                  13,397
 5/31/1999       11,611                   10,943                  13,250
 6/30/1999       11,907                   11,222                  13,634
 7/31/1999       11,464                   10,805                  13,235
 8/31/1999       10,977                   10,346                  12,744
 9/30/1999       10,361                    9,765                  12,298
10/31/1999       10,750                   10,131                  13,006
11/30/1999       10,658                   10,045                  12,905
12/31/1999       10,682                   10,067                  12,967
 1/31/2000       10,215                    9,627                  12,544
 2/29/2000        9,393                    8,852                  11,612
 3/31/2000       10,340                    9,746                  13,029
 4/30/2000       10,299                    9,707                  12,877
 5/31/2000       10,473                    9,871                  13,013
 6/30/2000       10,222                    9,634                  12,418
 7/31/2000       10,173                    9,588                  12,574
 8/31/2000       10,862                   10,238                  13,273
 9/30/2000       10,688                   10,074                  13,395
10/31/2000       11,086                   10,449                  13,724
11/30/2000       10,849                   10,225                  13,214
12/31/2000       11,432                   10,775                  13,877
 1/31/2001       11,580                   10,914                  13,930
 2/28/2001       11,263                   10,615                  13,543
 3/31/2001       10,840                   10,217                  13,064
 4/30/2001       11,362                   10,708                  13,705
 5/31/2001       11,545                   10,881                  14,013
 6/30/2001       11,340                   10,688                  13,702
 7/31/2001       11,248                   10,602                  13,673
 8/31/2001       10,819                   10,197                  13,125
 9/30/2001        9,910                    9,340                  12,201
10/31/2001        9,973                    9,400                  12,096
11/30/2001       10,527                    9,922                  12,799
12/31/2001       10,759                   10,140                  13,101
 1/31/2002       10,657                   10,045                  13,000
 2/28/2002       10,606                    9,996                  13,021
 3/31/2002       10,962                   10,331                  13,637
 4/30/2002       10,686                   10,072                  13,169
 5/31/2002       10,759                   10,140                  13,235
 6/30/2002        9,976                    9,402                  12,475
 7/31/2002        9,134                    8,609                  11,316
 8/31/2002        9,243                    8,711                  11,401
 9/30/2002        8,183                    7,713                  10,133
10/31/2002        8,764                    8,260                  10,884
11/30/2002        9,301                    8,766                  11,570
12/31/2002        8,941                    8,427                  11,067
 1/31/2003        8,729                    8,227                  10,799
 2/28/2003        8,393                    7,910                  10,511
 3/31/2003        8,342                    7,862                  10,529
 4/30/2003        9,021                    8,503                  11,456
 5/31/2003        9,679                    9,123                  12,195
 6/30/2003        9,848                    9,281                  12,348
 7/31/2003        9,899                    9,330                  12,531
 8/31/2003       10,096                    9,515                  12,727
 9/30/2003        9,949                    9,377                  12,603
10/31/2003       10,439                    9,839                  13,374
11/30/2003       10,643                   10,031                  13,555
12/31/2003       11,250                   10,603                  14,391
 1/31/2004       11,398                   10,742                  14,644
 2/29/2004       11,649                   10,980                  14,958
 3/31/2004       11,612                   10,944                  14,827
 4/30/2004       11,390                   10,735                  14,464
 5/31/2004       11,568                   10,903                  14,612
 6/30/2004       11,790                   11,112                  14,957
 7/31/2004       11,612                   10,944                  14,746
 8/31/2004       11,656                   10,986                  14,956
 9/30/2004       11,849                   11,167                  15,188
10/31/2004       11,974                   11,286                  15,440
11/30/2004       12,610                   11,885                  16,221
12/31/2004       12,918                   12,175                  16,764
 1/31/2005       12,776                   12,041                  16,467
 2/28/2005       13,159                   12,402                  17,012
 3/31/2005       12,993                   12,246                  16,779
 4/30/2005       12,760                   12,027                  16,479
 5/31/2005       13,068                   12,317                  16,875
 6/30/2005       13,293                   12,528                  17,060
 7/31/2005       13,886                   13,087                  17,554
 8/31/2005       13,879                   13,081                  17,477
 9/30/2005       14,090                   13,280                  17,723
10/31/2005       13,857                   13,060                  17,272
11/30/2005       14,406                   13,578                  17,840
12/31/2005       14,536                   13,700                  17,947
 1/31/2006       15,139                   14,268                  18,644
 2/28/2006       15,345                   14,462                  18,758
 3/31/2006       15,575                   14,679                  19,012
 4/30/2006       16,011                   15,090                  19,495
 5/31/2006       15,654                   14,754                  19,002
 6/30/2006       15,638                   14,739                  19,124
 7/31/2006       15,996                   15,077                  19,589
 8/31/2006       16,283                   15,346                  19,917
 9/30/2006       16,711                   15,750                  20,314
10/31/2006       17,331                   16,334                  20,979
11/30/2006       17,657                   16,641                  21,458
12/31/2006       18,095                   17,054                  21,939
 1/31/2007       18,419                   17,359                  22,220
 2/28/2007       17,986                   16,952                  21,873
 3/31/2007       18,353                   17,297                  22,212
 4/30/2007       18,986                   17,894                  23,032
 5/31/2007       19,834                   18,694                  23,863
 6/30/2007       19,527                   18,404                  23,306
 7/31/2007       18,754                   17,675                  22,228
 8/31/2007       18,870                   17,785                  22,477
 9/30/2007       19,527                   18,404                  23,249


Average Annual Total Returns -- September 30, 2007/5/


                                  1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                16.85%  19.00%   6.92%
With Maximum Sales Charge/3/      10.15   17.60    6.29

CLASS B/1,8/
Net Asset Value/2/                15.94   17.93    5.69
With CDSC/4/                      10.94   17.73    5.69

CLASS C/1,8/
Net Asset Value/2/                15.94   17.93    5.69
With CDSC/4/                      14.94   17.93    5.69

CLASS Y/1/
Net Asset Value/2/                17.25   19.33    7.27
---------------------------------------------------------

COMPARATIVE PERFORMANCE           1 YEAR 5 YEARS 10 YEARS
Russell 1000 Value Index          14.45%  18.07%   8.80%
Morningstar Large Value Fund Avg. 14.44   16.13    7.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain investors, as described in the prospectus.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                   % of Net Assets as of
FUND COMPOSITION                   9/30/07    9/30/06
--------------------------------------------------------
Common Stocks                       96.9       95.0
--------------------------------------------------------
Short-Term Investments and Other     3.1        5.0
--------------------------------------------------------

                                   % of Net Assets as of
TEN LARGEST HOLDINGS               9/30/07    9/30/06
--------------------------------------------------------
AT&T, Inc.                           4.5        1.7
--------------------------------------------------------
ExxonMobil Corp.                     3.9        4.1
--------------------------------------------------------
Bank of America Corp.                2.5        2.7
--------------------------------------------------------
JP Morgan Chase & Co.                2.4        2.8
--------------------------------------------------------
Citigroup, Inc.                      2.4        2.6
--------------------------------------------------------
Halliburton Co.                      2.3        1.6
--------------------------------------------------------
Total SA, Sponsored ADR              2.0        0.0
--------------------------------------------------------
American International Group, Inc.   2.0        2.1
--------------------------------------------------------
Allstate Corp.                       2.0        2.6
--------------------------------------------------------
Time Warner, Inc.                    1.9        2.1
--------------------------------------------------------

                                   % of Net Assets as of
FIVE LARGEST INDUSTRIES            9/30/07    9/30/06
--------------------------------------------------------
Oil, Gas & Consumable Fuels         10.4        6.5
--------------------------------------------------------
Insurance                            7.6        7.5
--------------------------------------------------------
Diversified Financial Services       7.3        9.9
--------------------------------------------------------
Capital Markets                      6.1        8.5
--------------------------------------------------------
Media                                6.1        7.9
--------------------------------------------------------

 Portfolio holdings and asset allocations will vary.

 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              8.65%                 1.10%
-------------------------------------------------------
     B               1.97                  1.85
-------------------------------------------------------
     C               1.97                  1.85
-------------------------------------------------------
     Y               0.91                  0.85
-------------------------------------------------------

NOTES TO CHARTS
See page 9 for a description of the indexes.
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were redesignated to Class A shares on 6/1/07. Performance has been restated to reflect the current load of Class A shares. For periods before the inception of Retail Class shares (6/30/06), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher fees and expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (6/1/07), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 6/1/07, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/08.
/8/Total return from commencement of operations through September 30, 2007 is listed in the Financial Highlights.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Citigroup World Government Bond Index ("Citigroup WGBI") is an unmanaged index that measures the most significant and liquid government bond indices located around the world with a rating of at least investment grade.

Morgan Stanley Capital International World Index ("MSCI World") is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Index ("S&P 500") is an unmanaged index of U.S. common stock performance.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc. PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds' website at www.funds.natixis.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended
June 30, 2007 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2007 (or commencement of operations if later) through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GLOBAL MARKETS FUND                4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,157.30                   $6.76
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,152.80                  $10.79
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,158.50                   $5.41
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.05                   $5.06
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                        4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,127.00                   $6.13
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.30                   $5.82
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,122.30                   $9.84
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.79                   $9.35
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,122.10                  $10.05
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.59                   $9.55
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,127.90                   $3.63
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.66                   $3.45
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.15%, 1.85%, 1.89% and 0.68% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                      4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,111.50                   $6.62
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,107.80                  $10.57
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,108.30                  $10.57
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,114.30                   $4.51
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.81                   $4.31
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES VALUE FUND                         4/1/07                9/30/07              4/1/07 - 9/30/07
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,063.90                  $5.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.60                  $5.52
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $977.50                  $6.06
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,010.44                  $6.16
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $977.50                  $6.06
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,010.44                  $6.16
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,066.10                  $3.78
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.41                  $3.70
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after advisory reduction/reimbursement): 1.09%, 1.85%, 1.85% and 0.73% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, or from commencement of operations for Classes B and C (6/1/07), divided by 365 (to reflect the half-year period).

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments of the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term or (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, for various Funds in the Natixis Funds Family, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee reductions and expense caps. They noted that all four of the Natixis Equity Funds in this report have expense caps in place, and they considered the amount of expenses reduced or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Global Markets Fund had a total expense ratio that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that the relatively higher expense ratios for the Loomis Sayles Global Markets Fund resulted to a significant extent from relatively higher expenses relating to items other than advisory fees.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in their investment advisory fees or other means, such as expense reductions. The Trustees noted that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2008.

         LOOMIS SAYLES GLOBAL MARKETS FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

  Principal
 Amount (++)   Description                                            Value (+)
----------------------------------------------------------------------------------
Bonds and Notes -- 27.2% of Total Net Assets
Non-Convertible Bonds -- 26.2%
               Argentina -- 0.3%
$      678,539 Republic of Argentina,
               2.000%, 9/30/2014, (ARS)                            $       161,363
        68,750 Republic of Argentina,
               5.389%, 8/03/2012(b)                                         61,781
       886,009 Republic of Argentina, Discount Note,
               5.830%, 12/31/2033, (ARS)(b)                                220,754
        95,000 Transportadora de Gas del Sur SA,
               7.875%, 5/14/2017, 144A                                      87,732
                                                                   ---------------
                                                                           531,630
                                                                   ---------------
               Austria -- 0.0%
        75,000 Sappi Papier Holding AG,
               7.500%, 6/15/2032, 144A                                      67,731
                                                                   ---------------
               Brazil -- 0.2%
       170,000 Marfrig Overseas Ltd.,
               9.625%, 11/16/2016, 144A(c)                                 175,525
       250,000 Republic of Brazil,
               10.250%, 1/10/2028, (BRL)                                   139,375
                                                                   ---------------
                                                                           314,900
                                                                   ---------------
               Canada -- 0.2%
        70,000 Canadian Government,
               4.250%, 9/01/2009, (CAD)                                     70,545
       105,000 Canadian Government,
               4.500%, 6/01/2015, (CAD)                                    106,948
        25,000 Canadian Pacific Railway Ltd.,
               4.900%, 6/15/2010, (CAD), 144A                               24,917
        50,000 Nortel Networks Corp.,
               6.875%, 9/01/2023                                            40,500
       180,000 Shaw Communications, Inc.,
               6.150%, 5/09/2016, (CAD)                                    177,251
                                                                   ---------------
                                                                           420,161
                                                                   ---------------
               Cayman Island -- 0.1%
       100,000 LPG International, Inc.,
               7.250%, 12/20/2015(c)                                       100,550
       100,000 Vale Overseas Ltd.,
               6.875%, 11/21/2036                                          103,027
                                                                   ---------------
                                                                           203,577
                                                                   ---------------
               Chile -- 0.1%
       100,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
               7.875%, 2/01/2027                                           111,823
                                                                   ---------------
               Colombia -- 0.4%
        40,000 Republic of Colombia,
               8.125%, 5/21/2024(c)                                         46,600
    45,000,000 Republic of Colombia,
               9.850%, 6/28/2027, (COP)                                     22,575
    94,000,000 Republic of Colombia,
               11.750%, 3/01/2010, (COP)                                    48,822
 1,055,000,000 Republic of Colombia,
               12.000%, 10/22/2015, (COP)                                  589,695
                                                                   ---------------
                                                                           707,692
                                                                   ---------------
               Egypt -- 0.1%
       500,000 Republic of Egypt, Series REGS,
               8.750%, 7/18/2012, (EGP), 144A                               91,723
                                                                   ---------------

  Principal
 Amount (++)      Description                                   Value (+)
----------------------------------------------------------------------------
                  France -- 0.3%
$1,665,190,000    BNP Paribas SA, Series EMTN, Zero Coupon,
                  6/13/2011, (IDR), 144A                     $       134,326
        75,000    France Telecom SA, Series EMTN,
                  3.625%, 10/14/2015, (EUR)                           96,558
        35,000    Lafarge SA, Series EMTN,
                  4.750%, 3/23/2020, (EUR)                            44,593
        35,000    Pinault Printemps Redoute SA, Series EMTN,
                  4.000%, 1/29/2013, (EUR)                            46,376
        15,000    Veolia Environnement, Series EMTN,
                  4.000%, 2/12/2016, (EUR)                            19,336
        25,000    Veolia Environnement, Series EMTN,
                  5.125%, 5/24/2022, (EUR)                            32,903
       100,000    Wendel,
                  4.375%, 8/09/2017, (EUR)                           126,833
                                                             ---------------
                                                                     500,925
                                                             ---------------
                  Germany -- 1.4%
       570,000    Bundesrepublik Deutschland, Series 06,
                  3.750%, 1/04/2017, (EUR)                           779,166
       335,000    Federal Republic of Germany,
                  3.750%, 7/04/2013, (EUR)                           466,768
       285,000    Federal Republic of Germany, Series 150,
                  4.000%, 4/13/2012, (EUR)                           403,620
    42,000,000    Kreditanstalt fuer Wiederaufbau,
                  1.850%, 9/20/2010, (JPY)                           373,472
    12,000,000    Kreditanstalt fuer Wiederaufbau,
                  2.050%, 2/16/2026, (JPY)                           101,368
        70,000    Republic of Germany,
                  3.250%, 4/17/2009, (EUR)                            98,573
       165,000    Republic of Germany,
                  4.000%, 1/04/2037, (EUR)                           213,375
                                                             ---------------
                                                                   2,436,342
                                                             ---------------
                  India -- 0.1%
       100,000    ICICI Bank Ltd.,
                  6.375%, 4/30/2022, 144A(b)                          93,510
                                                             ---------------
                  Ireland -- 0.2%
    10,000,000    Depfa ACS Bank,
                  0.750%, 9/22/2008, (JPY)                            86,886
       100,000    Depfa ACS Bank,
                  4.875%, 5/21/2019, (EUR)                           144,429
        50,000    Elan Financial Plc,
                  7.750%, 11/15/2011                                  49,000
                                                             ---------------
                                                                     280,315
                                                             ---------------
                  Japan -- 0.5%
    20,000,000    Development Bank of Japan,
                  1.750%, 3/17/2017, (JPY)                           173,422
    70,000,000    Japan Government,
                  0.900%, 9/15/2009, (JPY)                           609,909
                                                             ---------------
                                                                     783,331
                                                             ---------------
                  Korea -- 0.2%
       150,000    Hanarotelecom, Inc.,
                  7.000%, 2/01/2012, 144A                            144,750
       140,000    SK Telecom Co., Ltd.,
                  6.625%, 7/20/2027, 144A                            141,947
                                                             ---------------
                                                                     286,697
                                                             ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)     Description                               Value (+)
-----------------------------------------------------------------------
                 Luxembourg -- 0.0%
$      10,000    Telecom Italia Capital,
                 6.000%, 9/30/2034                      $         9,298
       10,000    Telecom Italia Capital,
                 6.375%, 11/15/2033                               9,651
                                                        ---------------
                                                                 18,949
                                                        ---------------
                 Malaysia -- 0.1%
      200,000    Ranhill Labuan Ltd.,
                 12.500%, 10/26/2011, 144A                      197,856
                                                        ---------------
                 Mexico -- 0.3%
      125,000    America Movil SAB de CV,
                 5.500%, 3/01/2014                              123,212
      195,000    Axtel SAB de CV,
                 7.625%, 2/01/2017, 144A                        192,075
      165,000    Desarrolladora Homex SAB de CV,
                 7.500%, 9/28/2015                              164,175
                                                        ---------------
                                                                479,462
                                                        ---------------
                 Netherlands -- 0.2%
       50,000    Bite Finance International,
                 8.230%, 3/15/2014, (EUR), 144A(b)               72,011
      100,000    Excelcomindo Finance Co.,
                 7.125%, 1/18/2013, 144A                        100,250
      100,000    Majapahit Holding BV,
                 7.250%, 6/28/2017, 144A                         98,000
   10,000,000    Rabobank Nederland, Series EMTN,
                 13.500%, 1/28/2008, (ISK), 144A                161,233
                                                        ---------------
                                                                431,494
                                                        ---------------
                 Peru -- 0.2%
      266,800    Republic of Peru,
                 6.438%, 3/07/2017(b)                           266,800
                                                        ---------------
                 Singapore -- 0.2%
      495,000    Government of Singapore,
                 4.625%, 7/01/2010, (SGD)                       355,010
                                                        ---------------
                 South Africa -- 0.3%
      130,000    Edcon Proprietary Ltd.,
                 7.980%, 6/15/2014, (EUR), 144A(b)              171,934
      285,000    Republic of South Africa,
                 4.500%, 4/05/2016, (EUR)                       383,930
                                                        ---------------
                                                                555,864
                                                        ---------------
                 Spain -- 0.1%
      100,000    Telefonica Emisiones SAU,
                 6.221%, 7/03/2017                              101,022
                                                        ---------------
                 Supranational -- 0.6%
   10,000,000    Asia Development Bank,
                 2.350%, 6/21/2027, (JPY)                        88,137
   67,000,000    European Investment Bank,
                 1.250%, 9/20/2012, (JPY)                       583,647
   20,000,000    European Investment Bank,
                 1.400%, 6/20/2017, (JPY)                       169,836
      530,000    European Investment Bank, Series EMTN,
                 6.500%, 8/12/2014, (PLN)                       210,736
    3,000,000    Inter-American Development Bank,
                 13.000%, 6/20/2008, (ISK)                       48,175
                                                        ---------------
                                                              1,100,531
                                                        ---------------
                 United Kingdom -- 0.7%
       60,000    BSKYB Finance UK Plc,
                 5.750%, 10/20/2017, (GBP)                      115,850

  Principal
 Amount (++)   Description                                   Value (+)
-------------------------------------------------------------------------
               United Kingdom -- continued
$1,229,424,500 JPMorgan Chase London, Zero Coupon,
               10/21/2010, (IDR), 144A                    $       104,968
        80,000 Network Rail MTN Finance Plc, Series EMTN,
               4.875%, 3/06/2009, (GBP)                           162,318
        65,000 United Kingdom Treasury,
               4.000%, 3/07/2009, (GBP)                           131,089
       120,000 United Kingdom Treasury,
               4.250%, 3/07/2036, (GBP)                           231,832
        50,000 United Kingdom Treasury,
               4.750%, 3/07/2020, (GBP)                           100,422
       135,000 United Kingdom Treasury,
               5.000%, 3/07/2025, (GBP)                           281,516
        65,000 United Kingdom Treasury,
               5.250%, 6/07/2012, (GBP)                           134,150
                                                          ---------------
                                                                1,262,145
                                                          ---------------
               United States --19.0%
       500,000 Albertson's, Inc.,
               7.450%, 8/01/2029                                  481,302
        50,000 Albertson's, Inc., Series MTNC,
               6.625%, 6/01/2028(c)                                44,346
        15,000 Amkor Technology, Inc.,
               7.750%, 5/15/2013                                   14,475
       100,000 Anadarko Petroleum Corp.,
               5.950%, 9/15/2016                                   99,041
        75,000 Anadarko Petroleum Corp.,
               6.450%, 9/15/2036                                   73,837
        75,000 Arrow Electronics, Inc.,
               6.875%, 7/01/2013                                   78,481
       100,000 ASIF Global Financing XXVII,
               2.380%, 2/26/2009, (SGD), 144A                      66,897
       325,000 AT&T, Inc.,
               6.500%, 9/01/2037                                  335,107
        42,865 Atlas Air, Inc., Series B,
               7.680%, 1/02/2014(e)                                49,295
       145,000 Avnet, Inc.,
               6.000%, 9/01/2015                                  141,745
   110,000,000 Barclays Financial LLC,
               4.060%, 9/16/2010, (KRW), 144A                     118,594
   220,000,000 Barclays Financial LLC,
               4.460%, 9/23/2010, (KRW), 144A                     239,808
   349,720,000 Barclays Financial LLC,
               4.910%, 3/23/2009, (KRW), 144A(b)                  387,550
       310,000 Borden, Inc.,
               7.875%, 2/15/2023(c)                               249,550
       410,000 Borden, Inc.,
               8.375%, 4/15/2016                                  348,500
         5,000 Boston Scientific Corp.,
               5.450%, 6/15/2014                                    4,488
        30,000 Boston Scientific Corp.,
               6.400%, 6/15/2016                                   27,375
        60,000 Boston Scientific Corp.,
               7.000%, 11/15/2035                                  52,050
        15,000 Chesapeake Energy Corp.,
               6.500%, 8/15/2017                                   14,588
        70,000 Chesapeake Energy Corp.,
               6.875%, 1/15/2016                                   70,000
        75,000 Chesapeake Energy Corp.,
               6.875%, 11/15/2020                                  73,406

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                     Value (+)
--------------------------------------------------------------------------
              United States -- continued
$      10,000 CIT Group, Inc.,
              5.125%, 9/30/2014                            $         9,121
      120,000 Citi Credit Card Issuance Trust,
              5.375%, 4/10/2013, (EUR)                             174,342
        5,000 Clear Channel Communications, Inc.,
              4.900%, 5/15/2015                                      3,766
      390,000 Clear Channel Communications, Inc.,
              5.500%, 12/15/2016                                   297,054
       75,000 Clear Channel Communications, Inc.,
              5.750%, 1/15/2013                                     62,774
       25,000 Colonial Realty LP,
              6.050%, 9/01/2016                                     24,144
    1,000,000 Comcast Corp.,
              6.950%, 8/15/2037                                  1,049,610
      178,589 Continental Airlines, Inc., Series 1999-1C,
              6.954%, 8/02/2009                                    174,570
      190,000 CSX Corp.,
              6.250%, 3/15/2018                                    190,997
      160,000 Cummins, Inc.,
              7.125%, 3/01/2028                                    165,142
       50,000 Dillard's, Inc.,
              6.625%, 1/15/2018(c)                                  44,808
       50,000 Dillard's, Inc.,
              7.000%, 12/01/2028                                    41,562
       18,000 ESI Tractebel Acquisition Corp., Series B,
              7.990%, 12/30/2011                                    18,564
      200,000 Federal National Mortgage Association,
              2.290%, 2/19/2009, (SGD)                             133,823
      150,000 Foot Locker, Inc.,
              8.500%, 1/15/2022                                    143,250
       10,000 Ford Motor Co.,
              6.625%, 2/15/2028                                      7,450
      150,000 Ford Motor Co.,
              6.625%, 10/01/2028                                   111,750
       15,000 Ford Motor Co.,
              7.125%, 11/15/2025(c)                                 11,175
      195,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                 153,075
      105,000 Ford Motor Credit Co. LLC,
              8.000%, 12/15/2016                                    98,228
   25,000,000 General Electric Capital Corp., Series EMTN,
              0.550%, 10/14/2008, (JPY)                            216,474
      115,000 General Motors Corp.,
              8.250%, 7/15/2023                                    100,625
        5,000 General Motors Corp.,
              8.375%, 7/15/2033(c)                                   4,381
       35,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                    33,250
      460,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                    448,500
       60,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                     60,150
      220,000 GMAC LLC,
              6.000%, 12/15/2011                                   203,055
       50,000 GMAC LLC,
              6.625%, 5/15/2012                                     46,655
      105,000 GMAC LLC,
              6.750%, 12/01/2014                                    95,170
       45,000 GMAC LLC,
              6.875%, 9/15/2011                                     42,825

  Principal
 Amount (++)  Description                                        Value (+)
--------------------------------------------------------------------------------
              United States -- continued
$      40,000 GMAC LLC,
              6.875%, 8/28/2012                               $        37,519
      125,000 GMAC LLC,
              8.000%, 11/01/2031                                      122,635
      150,000 Goldman Sachs Group, Inc.,
              5.014%, 5/23/2016, (EUR)(b)                             205,161
       25,000 GTE Corp.,
              6.940%, 4/15/2028                                        25,982
      225,000 HCA, Inc.,
              7.050%, 12/01/2027                                      170,393
       50,000 HCA, Inc.,
              7.190%, 11/15/2015                                       43,357
      250,000 HCA, Inc.,
              7.500%, 11/06/2033                                      201,250
      100,000 HCA, Inc.,
              7.580%, 9/15/2025                                        81,492
      260,000 Hilcorp Energy I LP,
              7.750%, 11/01/2015, 144A                                254,150
      890,000 Home Depot, Inc.,
              5.875%, 12/16/2036                                      760,202
      960,000 HSBC Bank USA, Zero Coupon,
              4/18/2012, (MYR), 144A                                  237,640
      500,000 HSBC Bank USA, Zero Coupon,
              5/17/2012, (MYR), 144A                                  123,184
      100,000 HSBC Bank USA,
              3.310%, 8/25/2010, 144A                                 110,670
       65,000 J.C. Penney Corp., Inc.,
              6.375%, 10/15/2036                                       60,819
       15,000 J.C. Penney Corp., Inc.,
              7.125%, 11/15/2023                                       15,788
      780,965 JPMorgan Chase & Co., Series EMTN, Zero Coupon,
              6/08/2012, (MYR), 144A                                  190,457
      275,000 K. Hovnanian Enterprises, Inc.,
              6.250%, 1/15/2016                                       211,750
      250,000 Kellwood Co.,
              7.625%, 10/15/2017                                      218,750
       55,000 Lennar Corp., Series B,
              5.600%, 5/31/2015                                        47,318
       55,000 Lennar Corp., Series B,
              6.500%, 4/15/2016                                        49,717
      155,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                       128,650
      130,000 MBNA Credit Card Master Note Trust,
              4.150%, 4/19/2010, (EUR)                                182,306
      500,000 Merrill Lynch & Co., Inc.,
              10.710%, 3/08/2017, (BRL)                               279,951
       90,000 Midamerican Energy Holdings Co.,
              6.500%, 9/15/2037, 144A                                  90,972
       85,000 Morgan Stanley,
              5.375%, 11/14/2013, (GBP)                               164,504
      100,000 Mosaic Global Holdings, Inc.,
              7.375%, 8/01/2018                                        97,000
       80,000 News America, Inc.,
              6.150%, 3/01/2037                                        74,607
       25,000 News America, Inc.,
              6.400%, 12/15/2035                                       24,144
       10,000 Nextel Communications, Inc., Series E,
              6.875%, 10/31/2013                                       10,040
       30,000 Nextel Communications, Inc., Series F,
              5.950%, 3/15/2014                                        28,641

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                   Value (+)
------------------------------------------------------------------------
              United States -- continued
$     250,000 NGC Corporation Capital Trust I, Series B,
              8.316%, 6/01/2027                          $       231,250
      135,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                  114,075
    1,000,000 NRG Energy, Inc.,
              7.375%, 2/01/2016                                1,002,500
       20,000 Owens Corning, Inc.,
              6.500%, 12/01/2016                                  19,317
       35,000 Owens Corning, Inc.,
              7.000%, 12/01/2036                                  34,064
       40,000 Owens-Illinois, Inc.,
              7.800%, 5/15/2018                                   39,400
       50,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015                                   41,691
      540,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035                                  393,616
      695,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                  528,145
      140,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                 123,550
      205,000 Qwest Capital Funding, Inc.,
              6.875%, 7/15/2028                                  175,787
       30,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                   27,375
       45,000 Qwest Corp.,
              6.875%, 9/15/2033                                   42,075
        5,000 Qwest Corp.,
              7.250%, 9/15/2025                                    4,913
      205,000 Residential Capital LLC,
              7.500%, 4/17/2013                                  165,537
       95,000 Residential Capital LLC,
              7.875%, 6/30/2015                                   76,712
       80,000 Reynolds American, Inc.,
              6.750%, 6/15/2017                                   81,822
       20,000 Reynolds American, Inc.,
              7.250%, 6/15/2037                                   20,908
       75,000 Six Flags, Inc.,
              9.625%, 6/01/2014(c)                                61,969
      100,000 Six Flags, Inc.,
              9.750%, 4/15/2013(c)                                84,750
       14,000 Sprint Capital Corp.,
              6.875%, 11/15/2028                                  13,511
       26,000 Sprint Nextel Corp.,
              6.000%, 12/01/2016                                  24,974
       60,000 Tenet Healthcare Corp.,
              6.875%, 11/15/2031                                  44,850
      750,000 Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028(c)                              763,421
       10,000 Time Warner, Inc.,
              6.500%, 11/15/2036                                   9,648
      395,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  386,841
      160,000 Time Warner, Inc.,
              6.950%, 1/15/2028                                  163,699
      115,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                  125,084
       75,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                   82,351
      105,000 Toll Brothers Finance Corp.,
              5.150%, 5/15/2015                                   89,929

  Principal
 Amount (++)  Description                                                 Value (+)
--------------------------------------------------------------------------------------
              United States -- continued
$     375,000 Toys R Us, Inc.,
              7.375%, 10/15/2018                                       $       300,937
      200,000 Transcontinental Gas Pipe Line Corp.,
              6.400%, 4/15/2016                                                201,000
    4,010,000 U.S. Treasury Bonds,
              4.500%, 2/15/2036                                              3,801,668
    4,645,000 U.S. Treasury Bonds,
              4.750%, 2/15/2037(c)                                           4,580,769
    1,525,000 U.S. Treasury Notes,
              4.500%, 4/30/2012(c)                                           1,543,706
      885,000 U.S. Treasury Notes,
              4.500%, 2/15/2016(c)                                             885,138
    2,160,000 U.S. Treasury Notes,
              4.625%, 11/15/2016(c)                                          2,170,632
      785,000 U.S. Treasury Notes,
              4.750%, 2/28/2009(c)                                             793,279
      635,000 U.S. Treasury Notes,
              5.000%, 7/31/2008(c)                                             639,415
       50,000 USG Corp.,
              6.300%, 11/15/2016                                                45,378
      230,000 USG Corp.,
              7.750%, 1/15/2018                                                230,356
       90,000 Verizon Communications,
              5.850%, 9/15/2035                                                 85,976
        5,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                  4,126
      250,000 Verizon New York, Inc., Series B,
              7.375%, 4/01/2032                                                266,159
       70,000 Viacom, Inc., Class B,
              6.875%, 4/30/2036                                                 69,708
      140,000 Virginia Tobacco Settlement Financing Corp., Series A-1,
              6.706%, 6/01/2046                                                129,972
      100,000 Williams Cos., Inc.,
              7.500%, 1/15/2031                                                103,750
       20,000 Xerox Corp.,
              7.200%, 4/01/2016                                                 20,864
                                                                       ---------------
                                                                            32,232,371
                                                                       ---------------
              Uruguay -- 0.4%
   14,069,166 Republic of Uruguay,
              4.250%, 4/05/2027, (UYU)                                         641,784
                                                                       ---------------
              Total Non-Convertible Bonds
              (Identified Cost $43,681,197)                                 44,473,645
                                                                       ---------------
Convertible Bonds -- 1.0%
              United States -- 1.0%
      105,000 Bristol-Myers Squibb Co.,
              5.194%, 9/15/2023(b)                                             105,399
       95,000 Builders Transportation, Inc.,
              8.000%, 8/15/2005(d)                                                  --
      200,000 Enzon Pharmaceuticals, Inc.,
              4.500%, 7/01/2008                                                196,500
       50,000 Kellwood Co., (Step to 0.000% on 6/16/2011),
              3.500%, 6/15/2034(f)                                              45,562
      140,000 Level 3 Communications, Inc.,
              2.875%, 7/15/2010                                                134,400
       25,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                                 23,781
      140,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010                                                129,850

                See accompanying notes to financial statements.

Investments as of September 30, 2007

  Principal
 Amount (++)  Description                                 Value (+)
----------------------------------------------------------------------
              United States -- continued
$     500,000 Regeneron Pharmaceuticals, Inc.,
              5.500%, 10/17/2008                       $       510,000
      500,000 Valeant Pharmaceuticals International,
              3.000%, 8/16/2010                                453,750
       80,000 Valeant Pharmaceuticals International,
              4.000%, 11/15/2013                                72,300
                                                       ---------------
              Total Convertible Bonds
              (Identified Cost $1,732,522)                   1,671,542
                                                       ---------------
              Total Bonds and Notes
              (Identified Cost $45,413,719)                 46,145,187
                                                       ---------------
   Shares
----------------------------------------------------------------------
Common Stocks -- 65.6%
              Argentina -- 0.8%
       24,734 Tenaris SA ADR                                 1,301,503
                                                       ---------------
              Brazil -- 1.7%
       87,003 Companhia Vale do Rio Doce ADR                 2,952,012
                                                       ---------------
              Canada -- 3.0%
       19,518 Potash Corporation of Saskatchewan, Inc.       2,063,052
       30,989 Research In Motion Ltd.(e)                     3,053,966
                                                       ---------------
                                                             5,117,018
                                                       ---------------
              China -- 4.1%
      263,000 China Mengniu Dairy Co., Ltd.                  1,134,894
      208,600 China Mobile Ltd.                              3,420,099
    1,064,748 China Overseas Land & Investment Ltd.          2,438,341
                                                       ---------------
                                                             6,993,334
                                                       ---------------
              Denmark -- 1.3%
       17,583 Novo Nordisk AS, Class B                       2,126,451
                                                       ---------------
              France -- 0.7%
       15,300 Total SA                                       1,239,809
                                                       ---------------
              Greece -- 1.8%
       84,983 Piraeus Bank S.A.                              3,030,567
                                                       ---------------
              Hong Kong -- 1.4%
      148,400 Esprit Holdings Ltd.                           2,351,415
                                                       ---------------
              India -- 1.8%
      131,657 Bharti Airtel Ltd.(e)                          3,096,137
                                                       ---------------
              Italy -- 1.1%
       62,894 Fiat SpA                                       1,899,891
                                                       ---------------
              Japan -- 4.1%
       61,500 Komatsu Ltd.(c)                                2,050,164
        7,900 Nintendo Co. Ltd.(c)                           4,078,803
       18,869 Sony Corp., ADR(c)                               906,844
                                                       ---------------
                                                             7,035,811
                                                       ---------------
              Mexico -- 1.2%
      613,994 America Movil SAB de CV, Series L(c)           1,964,799
                                                       ---------------
              Netherlands -- 1.6%
       41,998 Heineken NV(c)                                 2,755,004
                                                       ---------------
              Singapore -- 2.3%
      180,000 Keppel Land Ltd.(c)                            1,003,698
      328,000 Singapore Exchange Ltd.                        2,838,980
                                                       ---------------
                                                             3,842,678
                                                       ---------------
              Spain -- 1.0%
       26,124 Industria de Diseno Textil SA                  1,765,842
                                                       ---------------

   Shares        Description                                                        Value (+)
------------------------------------------------------------------------------------------------
                 Sweden -- 1.2%
      112,903    Volvo AB, Class B                                               $     1,959,243
                                                                                 ---------------
                 Switzerland -- 4.6%
      148,720    ABB Ltd.                                                              3,898,099
       14,474    Julius Baer Holding, Ltd., Registered                                 1,080,554
       25,033    Novartis AG, Registered                                               1,377,148
       14,470    Sonova Holding AG                                                     1,448,654
                                                                                 ---------------
                                                                                       7,804,455
                                                                                 ---------------
                 United Kingdom -- 1.7%
      196,246    Capita Group PLC                                                      2,901,832
                                                                                 ---------------
                 United States -- 30.2%
       34,992    Adobe Systems, Inc.(e)                                                1,527,751
       17,320    Amazon.com, Inc.(c)(e)                                                1,613,358
       23,194    Apple, Inc.(e)                                                        3,561,207
       30,344    AT&T, Inc.                                                            1,283,855
       20,625    Avery Dennison Corp.(c)                                               1,176,037
       82,056    Cisco Systems, Inc.(e)                                                2,716,874
        3,413    CME Group, Inc.                                                       2,004,626
       39,720    CVS Caremark Corp.                                                    1,574,104
       13,188    Deere & Co.(c)                                                        1,957,363
       12,895    ExxonMobil Corp.                                                      1,193,561
       11,554    Foster Wheeler Ltd.(e)                                                1,516,809
       10,247    Franklin Resources, Inc.                                              1,306,492
       11,504    Freeport-McMoRan Copper & Gold, Inc.                                  1,206,655
       53,601    Gilead Sciences, Inc.(e)                                              2,190,673
        5,863    Google, Inc. Class A(e)                                               3,325,904
       29,032    Guess?, Inc.(c)                                                       1,423,439
       32,480    Halliburton Co.(c)                                                    1,247,232
       37,814    Hewlett-Packard Co.                                                   1,882,759
        8,270    IntercontinentalExchange, Inc.(c)(e)                                  1,256,213
       15,815    MasterCard, Inc., Class A(c)                                          2,340,145
       40,123    McDonald's Corp.                                                      2,185,500
       34,324    Merck & Co., Inc.                                                     1,774,208
       27,301    Monsanto Co.                                                          2,340,788
       61,813    NVIDIA Corp.(e)                                                       2,240,103
       38,229    Owens-Illinois, Inc.(e)                                               1,584,592
       20,342    Precision Castparts Corp.                                             3,010,209
       13,547    Transocean, Inc.(e)                                                   1,531,488
        4,538    VMware, Inc., Class A(c)(e)                                             385,730
                                                                                 ---------------
                                                                                      51,357,675
                                                                                 ---------------
                 Total Common Stocks (Identified Cost $85,547,766)                   111,495,476
                                                                                 ---------------
Warrants -- 1.0%
                 Hong Kong -- 0.0%
       84,395    China Overseas Land & Investment Ltd., Expiration 8/28/2008,(e)          69,371
                                                                                 ---------------
                 India -- 1.0%
       31,773    Bharat Heavy Electricals Ltd., Expiration 09/01/10(e)                 1,628,493
                                                                                 ---------------
                 Total Warrants (Identified Cost $1,315,885)                           1,697,864
                                                                                 ---------------
  Principal
 Amount (++)
------------------------------------------------------------------------------------------------
Short-Term Investments -- 24.8%
$  12,093,000    Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 9/28/07 at 3.750% to be repurchased at
                 $12,096,779 on 10/1/07 collateralized by $11,865,000 Federal
                 Home Loan Mortgage Corp., 5.550% due 10/4/16 with a value of
                 $12,339,600, including accrued interest (Note 2g of Notes to
                 Financial Statements)                                                12,093,000
                                                                                 ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Shares    Description                                                                Value (+)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- continued
  30,043,432 State Street Securities Lending Quality Trust(g)                        $    30,043,432
                                                                                     ---------------
             Total Short-Term Investments (Identified Cost $42,136,432)                   42,136,432
                                                                                     ---------------
             Total Investments -- 118.6%
             (Identified Cost $174,413,802)(a)                                           201,474,959
             Other assets less liabilities -- (18.6)%                                    (31,545,681)
                                                                                     ---------------
             Total Net Assets -- 100.0%                                              $   169,929,278
                                                                                     ===============
        (++) Principal amount stated in U.S. dollars unless otherwise noted.
         (+) See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information:
             At September 30, 2007, the net unrealized appreciation on
             investments based on a cost of $177,881,946 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                               $    24,642,995
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                    (1,049,982)
                                                                                     ---------------
             Net unrealized appreciation                                             $    23,593,013
                                                                                     ===============
         (b) Variable rate security. Rate as of September 30, 2007 is disclosed.
         (c) All or a portion of this security was on loan to brokers at
             September 30, 2007.
         (d) Non-Income producing security due to default or bankruptcy filing.
         (e) Non-income producing security.
         (f) Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
         (g) Represents investments of security lending collateral.
        144A Securities exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
             At September 30, 2007, the total value of these securities amounted to $3,880,410 or 2.3% of total net assets.
         ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
        EMTN Euro Medium Term Note
        MTNC Medium Term Note Series C
             Key to Abbreviations:
         ARS Argentine Peso
         BRL Brazilian Real
         CAD Canadian Dollar
         COP Colombian Peso
         EGP Egyptian Pound
         EUR Euro
         GBP British Pound
         IDR Indonesian Rupiah
         ISK Iceland Krona
         JPY Japanese Yen
         KRW South Korean Won
         MYR Malaysian Ringgit
         PLN Polish Zloty
         SGD Singapore Dollar
         UYU Uruguayan Peso

Holdings at September 30, 2007 as a Percentage of Net Assets (Unaudited)

                 Treasuries                               9.3%
                 Pharmaceuticals                          3.9
                 Capital Markets                          3.6
                 Diversified Financial Services           3.6
                 Machinery                                3.6
                 Software                                 3.5
                 Communications Equipment                 3.4
                 Specialty Retail                         3.2
                 Computers & Peripherals                  3.2
                 Wireless Telecommunication Services      3.2
                 Chemicals                                3.1
                 Sovereigns                               3.0
                 Diversified Telecommunications Services  2.7
                 Metals & Mining                          2.5
                 Energy Equipment & Services              2.4
                 Commercial Services & Supplies           2.4
                 Construction & Engineering               2.3
                 Electrical Equipment                     2.3
                 Internet Software & Services             2.0
                 Other, less than 2% each                30.6


                See accompanying notes to financial statements.

             LOOMIS SAYLES GROWTH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

   Shares    Description                                Value (+)
--------------------------------------------------------------------
Common Stocks -- 99.2% of Total Net Assets
             Aerospace & Defense -- 5.3%
      92,734 Boeing Co.                              $     9,736,143
      84,555 Precision Castparts Corp.                    12,512,449
                                                     ---------------
                                                          22,248,592
                                                     ---------------
             Biotechnology -- 2.9%
      86,534 Celgene Corp.(b)(c)                           6,170,740
     146,822 Gilead Sciences, Inc.(c)                      6,000,615
                                                     ---------------
                                                          12,171,355
                                                     ---------------
             Capital Markets -- 4.8%
      71,316 Franklin Resources, Inc.                      9,092,790
      31,610 Goldman Sachs Group, Inc.                     6,851,151
      74,730 T. Rowe Price Group, Inc.                     4,161,714
                                                     ---------------
                                                          20,105,655
                                                     ---------------
             Chemicals -- 4.4%
     130,827 Monsanto Co.                                 11,217,107
     140,202 Mosaic Co. (The)(c)                           7,503,611
                                                     ---------------
                                                          18,720,718
                                                     ---------------
             Communications Equipment -- 5.6%
     503,554 Cisco Systems, Inc.(c)                       16,672,673
     190,388 Juniper Networks, Inc.(c)                     6,970,105
                                                     ---------------
                                                          23,642,778
                                                     ---------------
             Computers & Peripherals -- 11.8%
     118,935 Apple, Inc.(c)                               18,261,280
     346,306 Dell, Inc.(c)                                 9,558,046
     484,748 EMC Corp.(c)                                 10,082,758
     239,863 Hewlett-Packard Co.                          11,942,779
                                                     ---------------
                                                          49,844,863
                                                     ---------------
             Construction & Engineering -- 2.7%
      47,051 Foster Wheeler Ltd.(c)                        6,176,855
      66,350 Jacobs Engineering Group, Inc.(c)             5,014,733
                                                     ---------------
                                                          11,191,588
                                                     ---------------
             Consumer Finance -- 1.6%
     113,959 American Express Co.                          6,765,746
                                                     ---------------
             Diversified Financial Services -- 5.3%
      16,266 CME Group, Inc.                               9,553,835
      50,384 IntercontinentalExchange, Inc.(b)(c)          7,653,330
      39,895 Nymex Holdings, Inc.(b)                       5,193,531
                                                     ---------------
                                                          22,400,696
                                                     ---------------
             Energy Equipment & Services -- 4.7%
      49,527 National-Oilwell Varco, Inc.(c)               7,156,651
     119,047 Schlumberger Ltd.                            12,499,935
                                                     ---------------
                                                          19,656,586
                                                     ---------------
             Food & Staples Retailing -- 2.3%
     244,004 CVS Caremark Corp.                            9,669,879
                                                     ---------------
             Healthcare Equipment & Supplies -- 2.9%
     126,454 St. Jude Medical, Inc.(c)                     5,572,828
      95,475 Stryker Corp.                                 6,564,861
                                                     ---------------
                                                          12,137,689
                                                     ---------------
             Hotels, Restaurants & Leisure -- 1.9%
     143,815 McDonald's Corp.                              7,833,603
                                                     ---------------
             Industrial Conglomerates -- 2.1%
     140,622 Textron, Inc.                                 8,748,095
                                                     ---------------

   Shares     Description                                                    Value (+)
-----------------------------------------------------------------------------------------
              Internet & Catalog Retail -- 3.0%
      133,400 Amazon.com, Inc.(c)                                         $    12,426,210
                                                                          ---------------
              Internet Software & Services -- 6.2%
      246,039 eBay, Inc.(c)                                                     9,600,442
       29,336 Google, Inc., Class A(c)                                         16,641,432
                                                                          ---------------
                                                                               26,241,874
                                                                          ---------------
              IT Services -- 2.5%
       69,972 MasterCard, Inc., Class A(b)                                     10,353,757
                                                                          ---------------
              Life Science Tools & Services -- 2.2%
      159,550 Thermo Fisher Scientific, Inc.(c)                                 9,209,226
                                                                          ---------------
              Machinery -- 2.6%
       32,246 Deere & Co.                                                       4,785,951
       67,397 Terex Corp.(c)                                                    5,999,681
                                                                          ---------------
                                                                               10,785,632
                                                                          ---------------
              Metals & Mining -- 1.9%
       76,937 Freeport-McMoRan Copper & Gold, Inc.                              8,069,922
                                                                          ---------------
              Oil, Gas & Consumable Fuels -- 2.5%
      103,795 Southwestern Energy Co.(c)                                        4,343,821
      100,670 XTO Energy, Inc.                                                  6,225,433
                                                                          ---------------
                                                                               10,569,254
                                                                          ---------------
              Pharmaceuticals -- 4.7%
      188,050 Merck & Co., Inc.                                                 9,720,304
      321,954 Schering-Plough Corp.                                            10,183,405
                                                                          ---------------
                                                                               19,903,709
                                                                          ---------------
              Real Estate Management & Development -- 0.8%
       32,428 Jones Lang LaSalle, Inc.(b)                                       3,332,301
                                                                          ---------------
              Semiconductors & Semiconductor Equipment -- 3.9%
      382,888 Intel Corp.                                                       9,901,484
      179,985 NVIDIA Corp.(c)                                                   6,522,656
                                                                          ---------------
                                                                               16,424,140
                                                                          ---------------
              Software -- 5.9%
      233,415 Adobe Systems, Inc.(c)                                           10,190,899
      106,337 Autodesk, Inc.(c)                                                 5,313,660
      395,280 Oracle Corp.(c)                                                   8,557,812
       11,509 VMware, Inc., Class A(b)(c)                                         978,265
                                                                          ---------------
                                                                               25,040,636
                                                                          ---------------
              Specialty Retail -- 1.2%
      103,383 Guess?, Inc.(b)                                                   5,068,868
                                                                          ---------------
              Textiles Apparel & Luxury Goods -- 1.9%
      168,579 Coach, Inc.(c)                                                    7,968,729
                                                                          ---------------
              Wireless Telecommunication Services -- 1.6%
       80,441 NII Holdings, Inc.(c)                                             6,608,228
                                                                          ---------------
              Total Common Stocks (Identified Cost $352,924,783)              417,140,329
                                                                          ---------------
  Principal
   Amount
-----------------------------------------------------------------------------------------
Short-Term Investments -- 8.2%
$   4,382,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/07 at 3.750% to be repurchased at
              $4,383,369 on 10/1/07 collateralized by $4,370,000 Federal
              Home Loan Mortgage Corp., 6.060% due 6/6/17 with a value of
              $4,473,788 including accrued interest (Note 2g of Notes to
              Financial Statements)                                             4,382,000
                                                                          ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Shares    Description                                                             Value (+)
--------------------------------------------------------------------------------------------------
Short-Term Investments -- continued
  30,163,310 State Street Securities Lending Quality Trust(d)                     $    30,163,310
                                                                                  ---------------
             Total Short-Term Investments (Identified Cost $34,545,310)                34,545,310
                                                                                  ---------------
             Total Investments -- 107.4%
             (Identified Cost $387,470,093)(a)                                        451,685,639
             Other assets less liabilities -- (7.4)%                                  (30,977,746)
                                                                                  ---------------
             Total Net Assets -- 100.0%                                           $   420,707,893
                                                                                  ===============
         (+) See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information:
             At September 30, 2007, the net unrealized appreciation on
             investments based on a cost of $387,579,641 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                            $    66,258,050
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                 (2,152,052)
                                                                                  ---------------
             Net unrealized appreciation                                          $    64,105,998
                                                                                  ===============
         (b) All or a portion of this security was on loan to brokers at
             September 30, 2007.
         (c) Non-income producing security.
         (d) Represents investments of security lending collateral.

Holdings at September 30, 2007 as a Percentage of Net Assets (Unaudited)

                 Computers & Peripherals                  11.8%
                 Internet Software & Services              6.2
                 Software                                  5.9
                 Communications Equipment                  5.6
                 Diversified Financial Services            5.3
                 Aerospace & Defense                       5.3
                 Capital Markets                           4.8
                 Pharmaceuticals                           4.7
                 Energy Equipment & Services               4.7
                 Chemicals                                 4.4
                 Semiconductors & Semiconductor Equipment  3.9
                 Internet & Catalog Retail                 3.0
                 Biotechnology                             2.9
                 Healthcare Equipment & Supplies           2.9
                 Construction & Engineering                2.7
                 Machinery                                 2.6
                 Oil, Gas & Consumable Fuels               2.5
                 IT Services                               2.5
                 Food & Staples Retailing                  2.3
                 Life Science Tools & Services             2.2
                 Industrial Conglomerates                  2.1
                 Other, less than 2% each                 10.9

                See accompanying notes to financial statements.

            LOOMIS SAYLES RESEARCH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

   Shares    Description                                        Value (+)
----------------------------------------------------------------------------
Common Stocks -- 99.8% of Total Net Assets
             Aerospace & Defense -- 6.3%
       4,797 Boeing Co.(b)                                   $       503,637
       3,162 Precision Castparts Corp.                               467,913
       5,706 Rockwell Collins, Inc.                                  416,766
       6,316 United Technologies Corp.                               508,312
                                                             ---------------
                                                                   1,896,628
                                                             ---------------
             Beverages -- 5.6%
      12,814 Coca-Cola Co.                                           736,421
       7,714 Hansen Natural Corp.(b)(c)                              437,229
       6,924 PepsiCo, Inc.                                           507,252
                                                             ---------------
                                                                   1,680,902
                                                             ---------------
             Biotechnology -- 1.1%
       2,106 Cephalon, Inc.(b)(c)                                    153,864
       2,345 Genentech, Inc.(c)                                      182,957
                                                             ---------------
                                                                     336,821
                                                             ---------------
             Capital Markets -- 3.7%
       1,848 Goldman Sachs Group, Inc.                               400,535
       6,828 Merrill Lynch & Co., Inc.                               486,700
       3,138 State Street Corp.(b)                                   213,886
                                                             ---------------
                                                                   1,101,121
                                                             ---------------
             Chemicals -- 1.1%
       6,967 Ecolab, Inc.                                            328,842
                                                             ---------------
             Commercial Banks -- 3.8%
       5,400 PNC Financial Services Group, Inc.                      367,740
       7,912 U.S. Bancorp(b)                                         257,378
      14,294 Wells Fargo & Co.                                       509,152
                                                             ---------------
                                                                   1,134,270
                                                             ---------------
             Communications Equipment -- 4.4%
      24,769 Cisco Systems, Inc.(c)                                  820,102
      10,775 Corning, Inc.                                           265,604
       2,548 Research In Motion Ltd.(c)                              251,105
                                                             ---------------
                                                                   1,336,811
                                                             ---------------
             Computers & Peripherals -- 4.8%
       4,434 Apple, Inc.(c)                                          680,796
      10,446 Dell, Inc.(c)                                           288,310
       9,293 Hewlett-Packard Co.                                     462,698
                                                             ---------------
                                                                   1,431,804
                                                             ---------------
             Construction Materials -- 0.3%
         975 Vulcan Materials Co.(b)                                  86,921
                                                             ---------------
             Consumer Finance -- 2.0%
      10,225 American Express Co.                                    607,058
                                                             ---------------
             Containers & Packaging -- 2.0%
       6,278 Owens-Illinois, Inc.(c)                                 260,223
      11,451 Pactiv Corp.(b)(c)                                      328,186
                                                             ---------------
                                                                     588,409
                                                             ---------------
             Diversified Financial Services -- 3.3%
      13,602 Bank of America Corp.                                   683,772
         545 CME Group, Inc.                                         320,106
                                                             ---------------
                                                                   1,003,878
                                                             ---------------
             Diversified Telecommunications Services -- 3.6%
      25,259 AT&T, Inc.                                            1,068,708
                                                             ---------------
             Electric Utilities -- 1.6%
       2,163 Entergy Corp.                                           234,231
       3,398 Exelon Corp.                                            256,074
                                                             ---------------
                                                                     490,305
                                                             ---------------

   Shares    Description                                    Value (+)
------------------------------------------------------------------------
             Electrical Equipment -- 1.3%
       7,155 Emerson Electric Co.                        $       380,789
                                                         ---------------
             Energy Equipment & Services -- 4.2%
       3,973 Baker Hughes, Inc.(b)                               359,040
       1,961 GlobalSantaFe Corp.(b)                              149,075
       6,272 Halliburton Co.(b)                                  240,845
       3,433 Schlumberger Ltd.(b)                                360,465
       1,496 Transocean, Inc.(c)                                 169,123
                                                         ---------------
                                                               1,278,548
                                                         ---------------
             Food & Staples Retailing -- 2.2%
      16,849 CVS Caremark Corp.                                  667,726
                                                         ---------------
             Healthcare Equipment & Supplies -- 2.6%
       4,166 Becton, Dickinson & Co.                             341,820
       5,708 Covidien Ltd.(c)                                    236,882
       4,842 St. Jude Medical, Inc.(c)                           213,387
                                                         ---------------
                                                                 792,089
                                                         ---------------
             Healthcare Insurance -- 1.0%
       5,695 Aetna, Inc.                                         309,068
                                                         ---------------
             Hotels, Restaurants & Leisure -- 3.1%
       5,056 International Game Technology                       217,914
       7,600 McDonald's Corp.                                    413,972
       3,464 MGM MIRAGE(b)(c)                                    309,820
                                                         ---------------
                                                                 941,706
                                                         ---------------
             Household Products -- 1.5%
       6,494 Colgate-Palmolive Co.                               463,152
                                                         ---------------
             Independent Power Producer & Energy -- 1.9%
       2,576 Constellation Energy Group(b)                       220,995
       8,614 NRG Energy, Inc.(b)(c)                              364,286
                                                         ---------------
                                                                 585,281
                                                         ---------------
             Industrial Conglomerates -- 1.3%
       6,366 Textron, Inc.                                       396,029
                                                         ---------------
             Insurance -- 6.4%
       4,627 ACE Ltd.                                            280,258
      10,746 American International Group, Inc.                  726,967
       6,566 Chubb Corp. (The)                                   352,200
       5,724 Prudential Financial, Inc.(b)                       558,548
                                                         ---------------
                                                               1,917,973
                                                         ---------------
             Internet & Catalog Retail -- 1.3%
       4,131 Amazon.com, Inc.(b)(c)                              384,803
                                                         ---------------
             Internet Software & Services -- 2.7%
       8,038 eBay, Inc.(c)                                       313,643
         891 Google, Inc., Class A(b)(c)                         505,437
                                                         ---------------
                                                                 819,080
                                                         ---------------
             Life Science Tools & Services -- 1.6%
       8,259 Thermo Fisher Scientific, Inc.(c)                   476,710
                                                         ---------------
             Machinery -- 2.8%
       6,059 Danaher Corp.(b)                                    501,140
       3,539 Eaton Corp.                                         350,502
                                                         ---------------
                                                                 851,642
                                                         ---------------
             Media -- 2.7%
      14,060 Time Warner, Inc.                                   258,142
      15,667 Walt Disney Co. (The)(b)                            538,788
                                                         ---------------
                                                                 796,930
                                                         ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Shares     Description                                                           Value (+)
-------------------------------------------------------------------------------------------------
              Multiline Retail -- 0.7%
        6,856 Macy's, Inc.(b)                                                    $       221,586
                                                                                 ---------------
              Oil, Gas & Consumable Fuels -- 7.0%
        3,790 ConocoPhillips                                                             332,648
          716 Devon Energy Corp.                                                          59,571
       12,715 ExxonMobil Corp.                                                         1,176,900
        4,282 Hess Corp.                                                                 284,882
        4,258 XTO Energy, Inc.                                                           263,315
                                                                                 ---------------
                                                                                       2,117,316
                                                                                 ---------------
              Pharmaceuticals -- 5.3%
        3,913 Abbott Laboratories                                                        209,815
        4,246 Barr Pharmaceuticals, Inc.(b)(c)                                           241,640
       13,334 Merck & Co., Inc.                                                          689,234
       14,666 Schering-Plough Corp.                                                      463,886
                                                                                 ---------------
                                                                                       1,604,575
                                                                                 ---------------
              Software -- 4.6%
        9,224 Intuit, Inc.(b)(c)                                                         279,487
       20,412 Microsoft Corp.                                                            601,338
       23,216 Oracle Corp.(c)                                                            502,626
                                                                                 ---------------
                                                                                       1,383,451
                                                                                 ---------------
              Specialty Retail -- 1.0%
        5,873 Guess?, Inc.(b)                                                            287,953
                                                                                 ---------------
              Textiles Apparel & Luxury Goods -- 1.0%
        4,392 CROCS, Inc.(b)(c)                                                          295,362
                                                                                 ---------------
              Total Common Stocks (Identified Cost $26,260,522)                       30,064,247
                                                                                 ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------------
Short-Term Investments -- 21.0%
$     390,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/28/2007 at 3.750% to be repurchased at
              $390,122 on 10/1/2007 collateralized by $390,000 Federal
              National Mortgage Association, 6.060% due 6/6/2017 with a
              value of $399,263 including accrued interest ( Note 2g of Notes to
              Financial Statements)                                                      390,000
                                                                                 ---------------
   Shares
-------------------------------------------------------------------------------------------------
    5,926,941 State Street Securities Lending Quality Trust(d)                         5,926,941
                                                                                 ---------------
              Total Short-Term Investments (Identified Cost $6,316,941)                6,316,941
                                                                                 ---------------
              Total Investments -- 120.8%
              (Identified Cost $32,577,463)(a)                                        36,381,188
              Other assets less liabilities -- (20.8)%                                (6,263,096)
                                                                                 ---------------
              Total Net Assets -- 100.0%                                         $    30,118,092
                                                                                 ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information:
              At September 30, 2007, the net unrealized appreciation on
              investments based on a cost of $32,650,865 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $     3,970,898
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                           (240,575)
                                                                                 ---------------
              Net unrealized appreciation                                        $     3,730,323
                                                                                 ===============

         (b) All or a portion of this security was on loan to brokers at September 30, 2007.
         (c) Non-income producing security.
         (d) Represents investments of security lending collateral.

Holdings at September 30, 2007 as a Percentage of Net Assets (Unaudited)

                 Oil, Gas & Consumable Fuels              7.0%
                 Insurance                                6.4
                 Aerospace & Defense                      6.3
                 Beverages                                5.6
                 Pharmaceuticals                          5.3
                 Computers & Peripherals                  4.8
                 Software                                 4.6
                 Communications Equipment                 4.4
                 Energy Equipment & Services              4.2
                 Commercial Banks                         3.8
                 Capital Markets                          3.7
                 Diversified Telecommunications Services  3.6
                 Diversified Financial Services           3.3
                 Hotels, Restaurants & Leisure            3.1
                 Machinery                                2.8
                 Internet Software & Services             2.7
                 Media                                    2.7
                 Healthcare Equipment & Supplies          2.6
                 Food & Staples Retailing                 2.2
                 Consumer Finance                         2.0
                 Containers & Packaging                   2.0
                 Other, less than 2 % each               16.7

                See accompanying notes to financial statements.

             LOOMIS SAYLES VALUE FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

   Shares    Description                                        Value (+)
----------------------------------------------------------------------------
Common Stocks -- 96.9% of Total Net Assets
             Aerospace & Defense -- 2.9%
      45,758 Northrop Grumman Corp.                          $     3,569,124
      27,300 United Technologies Corp.                             2,197,104
                                                             ---------------
                                                                   5,766,228
                                                             ---------------
             Apparel -- 1.4%
      82,926 Liz Claiborne, Inc.(b)                                2,846,850
                                                             ---------------
             Beverages -- 2.7%
     117,363 Coca-Cola Enterprises, Inc.(b)                        2,842,532
      25,112 Molson Coors Brewing Co., Class B                     2,502,913
                                                             ---------------
                                                                   5,345,445
                                                             ---------------
             Capital Markets -- 6.1%
      40,650 Ameriprise Financial, Inc.                            2,565,422
      79,496 Bank of New York Mellon Corp.                         3,508,953
      42,094 Merrill Lynch & Co., Inc.                             3,000,460
      51,161 Morgan Stanley                                        3,223,143
                                                             ---------------
                                                                  12,297,978
                                                             ---------------
             Chemicals -- 2.9%
      54,134 E.I. du Pont de Nemours & Co.                         2,682,881
      37,093 Praxair, Inc.                                         3,106,910
                                                             ---------------
                                                                   5,789,791
                                                             ---------------
             Commercial Banks -- 2.9%
     103,444 U.S. Bancorp(b)                                       3,365,033
      68,521 Wells Fargo & Co.                                     2,440,718
                                                             ---------------
                                                                   5,805,751
                                                             ---------------
             Commercial Services & Supplies -- 1.3%
      45,892 Avery Dennison Corp.(b)                               2,616,762
                                                             ---------------
             Communications Equipment -- 1.3%
     143,230 Motorola, Inc.                                        2,654,052
                                                             ---------------
             Computers & Peripherals -- 3.1%
      68,965 Hewlett-Packard Co.                                   3,433,767
      23,878 International Business Machines Corp.                 2,812,829
                                                             ---------------
                                                                   6,246,596
                                                             ---------------
             Consumer Finance -- 0.5%
      52,114 Discover Financial Services(c)                        1,083,971
                                                             ---------------
             Containers & Packaging -- 1.5%
      75,199 Owens-Illinois, Inc.(c)                               3,116,999
                                                             ---------------
             Diversified Financial Services -- 7.3%
      99,694 Bank of America Corp.                                 5,011,617
     103,274 Citigroup, Inc.                                       4,819,798
     106,897 JPMorgan Chase & Co.                                  4,898,021
                                                             ---------------
                                                                  14,729,436
                                                             ---------------
             Diversified Telecommunications Services -- 4.5%
     211,553 AT&T, Inc.                                            8,950,807
                                                             ---------------
             Electric Utilities -- 1.5%
      38,738 Exelon Corp.                                          2,919,296
                                                             ---------------
             Electrical Equipment -- 2.7%
     125,016 ABB Ltd. ADR                                          3,279,170
      32,116 General Cable Corp.(b)(c)                             2,155,626
                                                             ---------------
                                                                   5,434,796
                                                             ---------------
             Energy Equipment & Services -- 2.3%
     119,953 Halliburton Co.                                       4,606,195
                                                             ---------------
             Food & Staples Retailing -- 1.2%
      53,477 Wal-Mart Stores, Inc.                                 2,334,271
                                                             ---------------

   Shares    Description                                         Value (+)
-----------------------------------------------------------------------------
             Food Products -- 2.6%
     117,473 ConAgra Foods, Inc.                              $     3,069,569
      64,705 Kraft Foods, Inc., Class A                             2,232,970
                                                              ---------------
                                                                    5,302,539
                                                              ---------------
             Gas Utilities -- 1.3%
      50,152 Equitable Resources, Inc.(b)                           2,601,384
                                                              ---------------
             Healthcare Equipment & Supplies -- 2.2%
      28,166 Beckman Coulter, Inc.(b)                               2,077,524
      55,707 Covidien Ltd.(c)                                       2,311,841
                                                              ---------------
                                                                    4,389,365
                                                              ---------------
             Healthcare Providers & Services -- 1.1%
      46,142 UnitedHealth Group, Inc.                               2,234,657
                                                              ---------------
             Hotels, Restaurants & Leisure -- 1.9%
      70,425 McDonald's Corp.                                       3,836,050
                                                              ---------------
             Household Durables -- 1.1%
      47,078 Sony Corp., ADR                                        2,262,569
                                                              ---------------
             Independent Power Producer & Energy -- 1.3%
      62,560 NRG Energy, Inc.(b)(c)                                 2,645,662
                                                              ---------------
             Insurance -- 7.6%
      70,318 Allstate Corp.                                         4,021,487
      59,494 American International Group, Inc.                     4,024,769
         937 Berkshire Hathaway, Inc., Class B(c)                   3,703,024
      36,523 Prudential Financial, Inc.                             3,563,914
                                                              ---------------
                                                                   15,313,194
                                                              ---------------
             IT Services -- 0.9%
      91,717 Broadridge Financial Solutions, Inc.(b)                1,738,037
                                                              ---------------
             Media -- 6.1%
     105,103 Comcast Corp., Class A(b)(c)                           2,541,391
     113,690 DIRECTV Group, Inc. (The)(c)                           2,760,393
     139,634 News Corp., Class A                                    3,070,552
     209,717 Time Warner, Inc.                                      3,850,404
                                                              ---------------
                                                                   12,222,740
                                                              ---------------
             Metals & Mining -- 1.3%
      24,370 Freeport-McMoRan Copper & Gold, Inc.                   2,556,169
                                                              ---------------
             Multi-Utilities & Unregulated Power -- 1.2%
      51,895 PG&E Corp.                                             2,480,581
                                                              ---------------
             Oil, Gas & Consumable Fuels -- 10.4%
      84,228 ExxonMobil Corp.                                       7,796,144
      42,599 Hess Corp.                                             2,834,111
     144,509 Spectra Energy Corp.                                   3,537,580
      49,956 Total SA, Sponsored ADR                                4,047,935
      42,606 XTO Energy, Inc.                                       2,634,755
                                                              ---------------
                                                                   20,850,525
                                                              ---------------
             Pharmaceuticals -- 6.0%
      99,321 Bristol-Myers Squibb Co.                               2,862,431
      52,163 Johnson & Johnson                                      3,427,109
      47,342 Novartis AG, ADR                                       2,601,917
     127,184 Pfizer, Inc.                                           3,107,105
                                                              ---------------
                                                                   11,998,562
                                                              ---------------
             Semiconductors & Semiconductor Equipment -- 1.0%
     187,303 Micron Technology, Inc.(b)(c)                          2,079,063
                                                              ---------------
             Software -- 1.3%
      87,609 Microsoft Corp.                                        2,580,961
                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Shares        Description                                                           Value (+)
----------------------------------------------------------------------------------------------------
                 Specialty Retail -- 2.2%
      146,189    Gap, Inc. (The)                                                    $     2,695,725
       84,518    Office Depot, Inc.(c)                                                    1,742,761
                                                                                    ---------------
                                                                                          4,438,486
                                                                                    ---------------
                 Tobacco -- 1.3%
       37,797    Altria Group, Inc.                                                       2,628,025
                                                                                    ---------------
                 Total Common Stocks (Identified Cost $175,526,780)                 $   194,703,793
                                                                                    ---------------
  Principal
   Amount
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 12.9%
Commercial Paper -- 3.3%
$   6,757,000    State Street Boston Corp., 3.250%, 10/01/2007(e)                   $     6,757,000
                                                                                    ---------------
   Shares
----------------------------------------------------------------------------------------------------
   19,268,119    State Street Securities Lending Quality Trust(d)                        19,268,119
                                                                                    ---------------
                 Total Short-Term Investments (Identified Cost $26,025,119)              26,025,119
                                                                                    ---------------
                 Total Investments -- 109.8%
                 (Identified Cost $201,551,899)(a)                                      220,728,912
                 Other assets less liabilities -- (9.8)%                                (19,728,826)
                                                                                    ---------------
                 Total Net Assets -- 100.0%                                         $   201,000,086
                                                                                    ===============
          (+)    See Note 2a of Notes to Financial Statements.
          (a)    Federal Tax Information:
                 At September 30, 2007, the net unrealized appreciation on
                 investments based on a cost of $201,566,510 for federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                    $    22,524,849
                 Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                         (3,362,447)
                                                                                    ---------------
                 Net unrealized appreciation                                        $    19,162,402
                                                                                    ===============
          (b)    All or a portion of this security was on loan to brokers at
                 September 30, 2007.
          (c)    Non-income producing security.
          (d)    Represents investments of security lending collateral.
          (e)    Interest Rate represents annualized yield at time of purchase; not a coupon rate.
          ADR    An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of foreign issuer described. The value of ADRs are significantly influenced by trading or exchanges not located in the United
                 States.

Holdings at September 30, 2007 as a Percentage of Net Assets (Unaudited)

                 Oil, Gas & Consumable Fuels             10.4%
                 Insurance                                7.6
                 Diversified Financial Services           7.3
                 Capital Markets                          6.1
                 Media                                    6.1
                 Pharmaceuticals                          6.0
                 Diversified Telecommunications Services  4.5
                 Computers & Peripherals                  3.1
                 Commercial Banks                         2.9
                 Chemicals                                2.9
                 Aerospace & Defense                      2.9
                 Electrical Equipment                     2.7
                 Beverages                                2.7
                 Food Products                            2.6
                 Energy Equipment & Services              2.3
                 Specialty Retail                         2.2
                 Healthcare Equipment & Supplies          2.2
                 Other, Less than 2% each                22.4

                See accompanying notes to financial statements.

                     STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2007

                                                                                                Global Markets Fund
                                                                                               ---------------------
                                                                                               ---------------------
ASSETS
  Investments at cost                                                                          $         174,413,802
  Net unrealized appreciation                                                                             27,061,157
                                                                                               ---------------------
   Investments at value(a)                                                                               201,474,959
  Cash                                                                                                           654
  Foreign currency at value (identified cost $1,238,082)                                                   1,246,398
  Receivable for Fund shares sold                                                                          3,834,585
  Receivable for securities sold                                                                              25,136
  Dividends and interest receivable                                                                          920,672
  Unrealized appreciation on forward foreign currency contracts                                               12,037
  Receivable from investment adviser (Note 4)                                                                 16,819
  Securities lending income receivable                                                                         6,422
  Other assets                                                                                                 1,050
                                                                                               ---------------------
   TOTAL ASSETS                                                                                          207,538,732
                                                                                               ---------------------
LIABILITIES
  Collateral on securities loaned, at value (Note 2)                                                      30,043,432
  Payable for securities purchased                                                                         7,272,102
  Payable for Fund shares redeemed                                                                            13,205
  Unrealized depreciation on forward foreign currency contracts                                               12,407
  Management fees payable (Note 4)                                                                            93,972
  Administrative fees payable (Note 4)                                                                         6,778
  Deferred Trustees' fees (Note 4)                                                                            37,465
  Service and distribution fees payable (Note 4)                                                               5,453
  Foreign capital gains tax payable                                                                           71,379
  Other accounts payable and accrued expenses                                                                 53,261
                                                                                               ---------------------
   TOTAL LIABILITIES                                                                                      37,609,454
                                                                                               ---------------------
NET ASSETS                                                                                               169,929,278
                                                                                               =====================
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                        136,572,238
  Undistributed net investment income (loss)                                                               1,691,875
  Accumulated net realized gain (loss) on investments and foreign currency transactions                    4,664,158
  Net unrealized appreciation on investments and foreign currency translations                            27,001,007
                                                                                               ---------------------
NET ASSETS                                                                                               169,929,278
                                                                                               =====================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
   Net assets                                                                                  $          28,926,593
                                                                                               =====================
   Shares of beneficial interest                                                                           1,827,482
                                                                                               =====================
   Net asset value and redemption price per share                                              $               15.83
                                                                                               =====================
   Offering price per share (100/94.25 of $15.83, $7.01, $9.77, $23.46) (Note 1)               $               16.80
                                                                                               =====================
  Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $                  --
                                                                                               =====================
   Shares of beneficial interest                                                                                  --
                                                                                               =====================
   Net asset value and offering price per share                                                $                  --
                                                                                               =====================
  Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $          60,178,515
                                                                                               =====================
   Shares of beneficial interest                                                                           3,832,347
                                                                                               =====================
   Net asset value and offering price per share                                                $               15.70
                                                                                               =====================
  Class Y shares:
   Net assets                                                                                  $          80,824,170
                                                                                               =====================
   Shares of beneficial interest                                                                           5,093,902
                                                                                               =====================
   Net asset value, offering and redemption price per share                                    $               15.87
                                                                                               =====================
  (a) Including securities on loan with a values of:                                           $          29,300,107
                                                                                               =====================

                                                                                                    Growth Fund
                                                                                               ---------------------
                                                                                               ---------------------
ASSETS
  Investments at cost                                                                          $         387,470,093
  Net unrealized appreciation                                                                             64,215,546
                                                                                               ---------------------
   Investments at value(a)                                                                               451,685,639
  Cash                                                                                                           899
  Foreign currency at value (identified cost $1,238,082)                                                          --
  Receivable for Fund shares sold                                                                            507,973
  Receivable for securities sold                                                                                  --
  Dividends and interest receivable                                                                          195,311
  Unrealized appreciation on forward foreign currency contracts                                                   --
  Receivable from investment adviser (Note 4)                                                                     --
  Securities lending income receivable                                                                         9,064
  Other assets                                                                                                    --
                                                                                               ---------------------
   TOTAL ASSETS                                                                                          452,398,886
                                                                                               ---------------------
LIABILITIES
  Collateral on securities loaned, at value (Note 2)                                                      30,163,310
  Payable for securities purchased                                                                                --
  Payable for Fund shares redeemed                                                                         1,013,148
  Unrealized depreciation on forward foreign currency contracts                                                   --
  Management fees payable (Note 4)                                                                           194,759
  Administrative fees payable (Note 4)                                                                        17,941
  Deferred Trustees' fees (Note 4)                                                                            82,034
  Service and distribution fees payable (Note 4)                                                              10,296
  Foreign capital gains tax payable                                                                               --
  Other accounts payable and accrued expenses                                                                209,505
                                                                                               ---------------------
   TOTAL LIABILITIES                                                                                      31,690,993
                                                                                               ---------------------
NET ASSETS                                                                                               420,707,893
                                                                                               =====================
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                        571,776,276
  Undistributed net investment income (loss)                                                                 (82,036)
  Accumulated net realized gain (loss) on investments and foreign currency transactions                 (215,201,893)
  Net unrealized appreciation on investments and foreign currency translations                            64,215,546
                                                                                               ---------------------
NET ASSETS                                                                                               420,707,893
                                                                                               =====================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
   Net assets                                                                                  $         228,629,318
                                                                                               =====================
   Shares of beneficial interest                                                                          32,629,855
                                                                                               =====================
   Net asset value and redemption price per share                                              $                7.01
                                                                                               =====================
   Offering price per share (100/94.25 of $15.83, $7.01, $9.77, $23.46) (Note 1)               $                7.44
                                                                                               =====================
  Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $          28,258,164
                                                                                               =====================
   Shares of beneficial interest                                                                           4,160,112
                                                                                               =====================
   Net asset value and offering price per share                                                $                6.79
                                                                                               =====================
  Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $          39,157,389
                                                                                               =====================
   Shares of beneficial interest                                                                           5,760,126
                                                                                               =====================
   Net asset value and offering price per share                                                $                6.80
                                                                                               =====================
  Class Y shares:
   Net assets                                                                                  $         124,663,022
                                                                                               =====================
   Shares of beneficial interest                                                                          17,024,100
                                                                                               =====================
   Net asset value, offering and redemption price per share                                    $                7.32
                                                                                               =====================
  (a) Including securities on loan with a values of:                                           $          29,458,686
                                                                                               =====================

                                                                                                   Research Fund
                                                                                               ---------------------
                                                                                               ---------------------
ASSETS
  Investments at cost                                                                          $          32,577,463
  Net unrealized appreciation                                                                              3,803,725
                                                                                               ---------------------
   Investments at value(a)                                                                                36,381,188
  Cash                                                                                                         6,173
  Foreign currency at value (identified cost $1,238,082)                                                          --
  Receivable for Fund shares sold                                                                                  8
  Receivable for securities sold                                                                             458,819
  Dividends and interest receivable                                                                           21,425
  Unrealized appreciation on forward foreign currency contracts                                                   --
  Receivable from investment adviser (Note 4)                                                                 10,262
  Securities lending income receivable                                                                         1,439
  Other assets                                                                                                    --
                                                                                               ---------------------
   TOTAL ASSETS                                                                                           36,879,314
                                                                                               ---------------------
LIABILITIES
  Collateral on securities loaned, at value (Note 2)                                                       5,926,941
  Payable for securities purchased                                                                           739,154
  Payable for Fund shares redeemed                                                                            11,941
  Unrealized depreciation on forward foreign currency contracts                                                   --
  Management fees payable (Note 4)                                                                            11,981
  Administrative fees payable (Note 4)                                                                         1,296
  Deferred Trustees' fees (Note 4)                                                                            35,087
  Service and distribution fees payable (Note 4)                                                                 151
  Foreign capital gains tax payable                                                                               --
  Other accounts payable and accrued expenses                                                                 34,671
                                                                                               ---------------------
   TOTAL LIABILITIES                                                                                       6,761,222
                                                                                               ---------------------
NET ASSETS                                                                                                30,118,092
                                                                                               =====================
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                         23,277,201
  Undistributed net investment income (loss)                                                                  75,445
  Accumulated net realized gain (loss) on investments and foreign currency transactions                    2,961,721
  Net unrealized appreciation on investments and foreign currency translations                             3,803,725
                                                                                               ---------------------
NET ASSETS                                                                                                30,118,092
                                                                                               =====================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
   Net assets                                                                                  $           1,198,126
                                                                                               =====================
   Shares of beneficial interest                                                                             122,599
                                                                                               =====================
   Net asset value and redemption price per share                                              $                9.77
                                                                                               =====================
   Offering price per share (100/94.25 of $15.83, $7.01, $9.77, $23.46) (Note 1)               $               10.37
                                                                                               =====================
  Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $             355,961
                                                                                               =====================
   Shares of beneficial interest                                                                              37,231
                                                                                               =====================
   Net asset value and offering price per share                                                $                9.56
                                                                                               =====================
  Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $           1,164,140
                                                                                               =====================
   Shares of beneficial interest                                                                             122,342
                                                                                               =====================
   Net asset value and offering price per share                                                $                9.52
                                                                                               =====================
  Class Y shares:
   Net assets                                                                                  $          27,399,865
                                                                                               =====================
   Shares of beneficial interest                                                                           2,781,723
                                                                                               =====================
   Net asset value, offering and redemption price per share                                    $                9.85
                                                                                               =====================
  (a) Including securities on loan with a values of:                                           $           5,802,703
                                                                                               =====================

                                                                                                    Value Fund
                                                                                               ---------------------
                                                                                               ---------------------
ASSETS
  Investments at cost                                                                          $         201,551,899
  Net unrealized appreciation                                                                             19,177,013
                                                                                               ---------------------
   Investments at value(a)                                                                               220,728,912
  Cash                                                                                                         1,213
  Foreign currency at value (identified cost $1,238,082)                                                          --
  Receivable for Fund shares sold                                                                          1,144,349
  Receivable for securities sold                                                                             424,333
  Dividends and interest receivable                                                                          179,110
  Unrealized appreciation on forward foreign currency contracts                                                   --
  Receivable from investment adviser (Note 4)                                                                     --
  Securities lending income receivable                                                                         3,317
  Other assets                                                                                                    --
                                                                                               ---------------------
   TOTAL ASSETS                                                                                          222,481,234
                                                                                               ---------------------
LIABILITIES
  Collateral on securities loaned, at value (Note 2)                                                      19,268,119
  Payable for securities purchased                                                                         1,894,011
  Payable for Fund shares redeemed                                                                           136,427
  Unrealized depreciation on forward foreign currency contracts                                                   --
  Management fees payable (Note 4)                                                                            95,476
  Administrative fees payable (Note 4)                                                                         8,749
  Deferred Trustees' fees (Note 4)                                                                            38,131
  Service and distribution fees payable (Note 4)                                                                 469
  Foreign capital gains tax payable                                                                               --
  Other accounts payable and accrued expenses                                                                 39,766
                                                                                               ---------------------
   TOTAL LIABILITIES                                                                                      21,481,148
                                                                                               ---------------------
NET ASSETS                                                                                               201,000,086
                                                                                               =====================
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                        171,246,526
  Undistributed net investment income (loss)                                                               1,350,462
  Accumulated net realized gain (loss) on investments and foreign currency transactions                    9,226,085
  Net unrealized appreciation on investments and foreign currency translations                            19,177,013
                                                                                               ---------------------
NET ASSETS                                                                                               201,000,086
                                                                                               =====================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
   Net assets                                                                                  $          17,499,747
                                                                                               =====================
   Shares of beneficial interest                                                                             745,957
                                                                                               =====================
   Net asset value and redemption price per share                                              $               23.46
                                                                                               =====================
   Offering price per share (100/94.25 of $15.83, $7.01, $9.77, $23.46) (Note 1)               $               24.89
                                                                                               =====================
  Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $             107,584
                                                                                               =====================
   Shares of beneficial interest                                                                               4,586
                                                                                               =====================
   Net asset value and offering price per share                                                $               23.46
                                                                                               =====================
  Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
   Net assets                                                                                  $           1,390,487
                                                                                               =====================
   Shares of beneficial interest                                                                              59,278
                                                                                               =====================
   Net asset value and offering price per share                                                $               23.46
                                                                                               =====================
  Class Y shares:
   Net assets                                                                                  $         182,002,268
                                                                                               =====================
   Shares of beneficial interest                                                                           7,732,644
                                                                                               =====================
   Net asset value, offering and redemption price per share                                    $               23.54
                                                                                               =====================
  (a) Including securities on loan with a values of:                                           $          18,656,315
                                                                                               =====================

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2007

                                           Global Markets Fund        Growth Fund           Research Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $             885,679  $           2,262,486  $             402,920
 Interest                                             2,094,066                223,225                 11,248
 Securities lending income (Note 2)                      53,742                151,500                  9,730
 Less net foreign taxes withheld                        (35,692)                    --                     --
                                          ---------------------  ---------------------  ---------------------
                                                      2,997,795              2,637,211                423,898
                                          ---------------------  ---------------------  ---------------------
 Expenses
   Management fees (Note 4)                             831,832              2,030,197                144,324
   Service fees - Class A (Note 4)                       36,995                549,385                  3,571
   Service and distribution fees -
    Class B (Note 4)                                         --                295,599                  3,709
   Service and distribution fees -
    Class C (Note 4)                                    318,337                395,553                 13,108
   Trustees' fees and expenses (Note 4)                  15,826                 30,498                 13,495
   Administrative fees (Note 4)                          61,577                225,262                 15,995
   Custodian fees and expenses                           87,886                 43,678                 30,871
   Transfer agent fees and expenses -
    Class A (Note 4)                                     16,520                562,284                  2,824
   Transfer agent fees and expenses -
    Class B (Note 4)                                         --                 38,971                    939
   Transfer agent fees and expenses -
    Class C (Note 4)                                     32,525                 99,258                  3,171
   Transfer agent fees and expenses -
    Class Y (Note 4)                                     12,204                 50,549                 14,947
   Audit and tax services fees                           48,855                 40,081                 35,149
   Legal fees                                             2,983                 12,440                    836
   Shareholder reporting expenses                         3,337                109,758                  3,655
   Registration fees                                     51,833                 46,081                 54,128
   Expense recapture - Class A (Note 4)                      --                  3,129                     --
   Expense recapture - Class B (Note 4)                      --                 25,786                     --
   Expense recapture - Class Y (Note 4)                      --                     --                     --
   Miscellaneous expenses                                11,506                 23,789                  5,420
                                          ---------------------  ---------------------  ---------------------
 Total expenses                                       1,532,216              4,582,298                346,142
   Less fee reduction and/or expense
    reimbursement (Note 4)                              (67,774)                    --                (75,740)
                                          ---------------------  ---------------------  ---------------------
 Net expenses                                         1,464,442                     --                270,402
                                          ---------------------  ---------------------  ---------------------
 Net investment income (loss)                         1,533,353             (1,945,087)               153,496
                                          ---------------------  ---------------------  ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments - net                                  5,777,921             26,173,209              3,421,566
   Foreign currency transactions - net                   30,039                     --                     --
 Change in unrealized appreciation
   (depreciation) on:
   Investments (net of change in
    foreign capital gains tax accrual
    of $71,379 on Global Markets Fund)               22,311,163             50,265,940              1,282,288
   Foreign currency translations - net                  (88,491)                    --                     --
                                          ---------------------  ---------------------  ---------------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      28,030,632             76,439,149              4,703,854
                                          ---------------------  ---------------------  ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $          29,563,985  $          74,494,062  $           4,857,350
                                          =====================  =====================  =====================

                                                Value Fund
                                          ---------------------
                                          ---------------------
INVESTMENT INCOME
 Dividends                                $           2,566,629
 Interest                                               238,332
 Securities lending income (Note 2)                       9,300
 Less net foreign taxes withheld                         (8,231)
                                          ---------------------
                                                      2,806,030
                                          ---------------------
 Expenses
   Management fees (Note 4)                             732,640
   Service fees - Class A (Note 4)                       29,696
   Service and distribution fees -
    Class B (Note 4)                                        198
   Service and distribution fees -
    Class C (Note 4)                                      1,557
   Trustees' fees and expenses (Note 4)                  16,577
   Administrative fees (Note 4)                          80,975
   Custodian fees and expenses                           35,564
   Transfer agent fees and expenses -
    Class A (Note 4)                                     15,739
   Transfer agent fees and expenses -
    Class B (Note 4)                                         30
   Transfer agent fees and expenses -
    Class C (Note 4)                                        296
   Transfer agent fees and expenses -
    Class Y (Note 4)                                     30,460
   Audit and tax services fees                           37,206
   Legal fees                                             3,775
   Shareholder reporting expenses                        19,304
   Registration fees                                     81,253
   Expense recapture - Class A (Note 4)                   1,970
   Expense recapture - Class B (Note 4)                      --
   Expense recapture - Class Y (Note 4)                  12,778
   Miscellaneous expenses                                 8,144
                                          ---------------------
 Total expenses                                       1,108,162
   Less fee reduction and/or expense
    reimbursement (Note 4)                                 (146)
                                          ---------------------
 Net expenses                                         1,108,016
                                          ---------------------
 Net investment income (loss)                         1,698,014
                                          ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments - net                                  9,941,092
   Foreign currency transactions - net                       --
 Change in unrealized appreciation
   (depreciation) on:
   Investments (net of change in
    foreign capital gains tax accrual
    of $71,379 on Global Markets Fund)                8,063,036
   Foreign currency translations - net                       --
                                          ---------------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      18,004,128
                                          ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $          19,702,142
                                          =====================

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                          Global Markets Fund
                                                                             --------------------------------------------
                                                                                  Year Ended             Year Ended
                                                                                 September 30,          September 30,
                                                                                     2007                   2006
                                                                             ---------------------  ---------------------
                                                                             ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                                               $           1,533,353  $           1,093,311
  Net realized gain (loss) on investments and foreign currency transactions              5,807,960              1,028,457
  Net change in net unrealized appreciation
   (depreciation) on investments and foreign currency translations                      22,222,672                828,609
                                                                             ---------------------  ---------------------
  Net increase (decrease) in net assets resulting from operations                       29,563,985              2,950,377
                                                                             ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Class A                                                                                (238,081)                    --
   Class B                                                                                      --                     --
   Class C                                                                                (346,135)                    --
   Class Y                                                                              (1,143,953)              (776,370)
  Net realized capital gains
   Class A                                                                                      --                     --
   Class B                                                                                      --                     --
   Class C                                                                                      --                     --
   Class Y                                                                                      --                     --
                                                                             ---------------------  ---------------------
  Total distributions                                                                   (1,728,169)              (776,370)
                                                                             ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)              52,772,239             39,428,816
                                                                             ---------------------  ---------------------
  Redemption Fees
   Class A                                                                                     743                     --
   Class C                                                                                   1,591                     --
   Class Y                                                                                   3,115                    895
                                                                             ---------------------  ---------------------
  Net increase (decrease) in net assets                                                 80,613,504             41,603,718
                                                                             ---------------------  ---------------------
NET ASSETS
  Beginning of year                                                                     89,315,774             47,712,056
                                                                             ---------------------  ---------------------
  End of year                                                                $         169,929,278  $          89,315,774
                                                                             =====================  =====================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                   $           1,691,875  $           1,202,135
                                                                             =====================  =====================

                                                                                              Growth Fund
                                                                             --------------------------------------------
                                                                                  Year Ended               Year Ended
                                                                                 September 30,            September 30,
                                                                                     2007                     2006
                                                                             ---------------------    ---------------------
                                                                             ---------------------    ---------------------
FROM OPERATIONS:
  Net investment income (loss)                                               $          (1,945,087)   $            (290,409)
  Net realized gain (loss) on investments and foreign currency transactions             26,173,209               (6,416,354)
  Net change in net unrealized appreciation
   (depreciation) on investments and foreign currency translations                      50,265,940              (14,594,029)
                                                                             ---------------------    ---------------------
  Net increase (decrease) in net assets resulting from operations                       74,494,062              (21,300,792)
                                                                             ---------------------    ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Class A                                                                                      --                       --
   Class B                                                                                      --                       --
   Class C                                                                                      --                       --
   Class Y                                                                                      --                       --
  Net realized capital gains
   Class A                                                                                      --                       --
   Class B                                                                                      --                       --
   Class C                                                                                      --                       --
   Class Y                                                                                      --                       --
                                                                             ---------------------    ---------------------
  Total distributions                                                                           --                       --
                                                                             ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)             (76,568,270)             233,029,131
                                                                             ---------------------    ---------------------
  Redemption Fees
   Class A                                                                                      --                       --
   Class C                                                                                      --                       --
   Class Y                                                                                      --                       --
                                                                             ---------------------    ---------------------
  Net increase (decrease) in net assets                                                 (2,074,208)             211,728,339
                                                                             ---------------------    ---------------------
NET ASSETS
  Beginning of year                                                                    422,782,101              211,053,762
                                                                             ---------------------    ---------------------
  End of year                                                                $         420,707,893    $         422,782,101
                                                                             =====================    =====================
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                   $             (82,036)   $             (58,087)
                                                                             =====================    =====================

                See accompanying notes to financial statements.

                Research Fund                                  Value Fund
--------------------------------------------  --------------------------------------------
     Year Ended             Year Ended             Year Ended             Year Ended
    September 30,          September 30,          September 30,          September 30,
        2007                   2006                   2007                   2006
---------------------  ---------------------  ---------------------  ---------------------
                       ---------------------  ---------------------  ---------------------
$             153,496  $             243,112  $           1,698,014  $             502,982
            3,421,566              2,918,811              9,941,092              4,648,831

            1,282,288               (960,150)             8,063,036              2,810,437
---------------------  ---------------------  ---------------------  ---------------------
            4,857,350              2,201,773             19,702,142              7,962,250
---------------------  ---------------------  ---------------------  ---------------------
               (9,859)                (1,464)               (33,688)                    --
                 (509)                    --                     --                     --
               (2,662)                  (293)                    --                     --
             (260,548)              (136,217)              (673,111)              (530,299)
             (161,282)               (24,273)              (226,188)                    --
              (48,393)               (11,723)                    --                     --
             (147,505)               (13,059)                    --                     --
           (2,907,435)            (1,272,543)            (4,162,095)            (1,548,378)
---------------------  ---------------------  ---------------------  ---------------------
           (3,538,193)            (1,459,572)            (5,095,082)            (2,078,677)
---------------------  ---------------------  ---------------------  ---------------------
            2,841,472               (130,794)           114,779,649             28,475,203
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
            4,160,629                611,407            129,386,709             34,358,776
---------------------  ---------------------  ---------------------  ---------------------
           25,957,463             25,346,056             71,613,377             37,254,601
---------------------  ---------------------  ---------------------  ---------------------
$          30,118,092  $          25,957,463  $         201,000,086  $          71,613,377
=====================  =====================  =====================  =====================
$              75,445  $             196,320  $           1,350,462  $             359,624
=====================  =====================  =====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                          Income (loss) from investment operations             Less distributions
                          ---------------------------------------  -----------------------------------------

               Net asset
                 value,      Net                                     Dividends    Distributions
               beginning  investment   Net realized   Total from        from        from net
                   of       income    and unrealized  investment   net investment   realized        Total     Redemption
               the period (loss) (c)   gain (loss)    operations       income     capital gains distributions  fees (d)
               ---------- ----------  --------------  ----------   -------------- ------------- ------------- ----------
GLOBAL MARKETS FUND
   Class A
  9/30/2007    $    12.49 $     0.20    $     3.39    $     3.59     $    (0.25)   $       --    $    (0.25)  $     0.00
  9/30/2006*        12.71       0.12         (0.34)        (0.22)            --            --            --           --
   Class C
  9/30/2007         12.43       0.10          3.36          3.46          (0.19)           --         (0.19)        0.00
  9/30/2006*        12.71       0.06         (0.34)        (0.28)            --            --            --           --
   Class Y
  9/30/2007         12.51       0.24          3.39          3.63          (0.27)           --         (0.27)        0.00
  9/30/2006**       11.84       0.19          0.64          0.83          (0.16)           --         (0.16)        0.00
  9/30/2005         10.19       0.19          1.73          1.92          (0.27)           --         (0.27)          --
  9/30/2004          9.32       0.25          0.96          1.21          (0.34)           --         (0.34)          --
  9/30/2003          7.53       0.32          1.74          2.06          (0.27)           --         (0.27)          --

*  From commencement of Class operations on February 1, 2006 through
   September 30, 2006.
** Prior to the close of business on February 1, 2006, the Fund offered
   Institutional Class shares, which were redesignated as Class Y shares on that date.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.

                See accompanying notes to financial statements.

                                        Ratios to average net assets
                                     -----------------------------------

Net asset                Net assets,
  value,       Total       end of       Net      Gross    Net investment Portfolio
  end of      return     the period   expenses  expenses      income     turnover
the period    (%) (a)      (000's)   (%) (b)(f) (%) (f)      (%) (f)     rate (%)
---------- ---------     ----------- ---------- --------- -------------- ---------
$    15.83      29.1(e)  $   28,927       1.25       1.37        1.44           78
     12.49      (1.7)(e)     10,438       1.25       1.56        1.52          103
     15.70      28.0(e)      60,179       2.00       2.11        0.69           78
     12.43      (2.1)(e)     20,228       2.00       2.32        0.78          103
     15.87      29.4         80,824       1.00       1.02        1.70           78
     12.51       7.1         58,650       1.00       1.19        1.58          103
     11.84      19.1         47,712       1.00       1.46        1.72           78
     10.19      13.2         17,274       1.00       1.87        2.55           69
      9.32      28.0         10,499       1.00       2.23        3.81           94

(b)The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share, if applicable.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)Annualized for periods less than one year, if applicable.

For a share outstanding throughout each period.

                         Income (loss) from investment operations             Less distributions
                         ---------------------------------------  ------------------------------------------

              Net asset
                value,        Net                                   Dividends    Distributions
              beginning   investment    Net realized  Total from       from        from net
                  of        income     and unrealized investment  net investment   realized        Total
              the period (loss) (c)(d)  gain (loss)   operations      income     capital gains distributions
              ---------- ------------- -------------- ----------  -------------- ------------- -------------
GROWTH FUND
   Class A
  9/30/2007   $     5.84  $    (0.03)    $     1.20   $     1.17    $       --    $       --    $       --
  9/30/2006         6.03       (0.00)         (0.19)       (0.19)           --            --            --
  9/30/2005         4.98       (0.02)          1.07         1.05            --            --            --
  9/30/2004         4.41       (0.03)          0.60         0.57            --            --            --
  9/30/2003         3.65       (0.02)          0.78         0.76            --            --            --
   Class B
  9/30/2007         5.70       (0.07)          1.16         1.09            --            --            --
  9/30/2006         5.94       (0.05)         (0.19)       (0.24)           --            --            --
  9/30/2005         4.94       (0.06)          1.06         1.00            --            --            --
  9/30/2004         4.41       (0.07)          0.60         0.53            --            --            --
  9/30/2003*        4.54       (0.00)         (0.13)       (0.13)           --            --            --
   Class C
  9/30/2007         5.71       (0.08)          1.17         1.09            --            --            --
  9/30/2006         5.94       (0.04)         (0.19)       (0.23)           --            --            --
  9/30/2005         4.94       (0.06)          1.06         1.00            --            --            --
  9/30/2004         4.41       (0.06)          0.59         0.53            --            --            --
  9/30/2003*        4.54       (0.00)         (0.13)       (0.13)           --            --            --
   Class Y
  9/30/2007         6.08       (0.00)          1.24         1.24            --            --            --
  9/30/2006         6.26        0.02          (0.20)       (0.18)           --            --            --
  9/30/2005         5.15       (0.00)          1.11         1.11            --            --            --
  9/30/2004         4.55       (0.02)          0.62         0.60            --            --            --
  9/30/2003         3.75       (0.01)          0.81         0.80            --            --            --

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses if applicable. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share, if applicable.

                See accompanying notes to financial statements.

                                           Ratios to average net assets
                                     ---------------------------------------

Net asset                Net assets,
  value,       Total       end of        Net         Gross     Net investment Portfolio
  end of      return       period      expenses     expenses       income     turnover
the period    (%) (a)      (000's)    (%) (b)(g)    (%) (g)    (loss) (%) (g) rate (%)
---------- ---------     ----------- ----------   ---------    -------------- ---------
$     7.01      20.0(e)  $  228,629       1.14(i)      1.14(i)       (0.49)         134
      5.84      (3.2)(e)    225,729       1.10         1.17          (0.03)         174
      6.03      21.1(e)      51,248       1.10         1.60          (0.38)         164
      4.98      12.9(e)      14,072       1.10         1.70          (0.58)         171
      4.41      20.8(f)         947       1.10         3.11          (0.45)         201
      6.79      19.1(e)      28,258       1.85(i)      1.85(i)       (1.20)         134
      5.70      (4.0)(e)     32,160       1.95         2.11          (0.85)         174
      5.94      20.2(e)      38,538       1.85         2.33          (1.14)         164
      4.94      12.0(e)      12,532       1.85         2.45          (1.33)         171
      4.41      (2.9)(f)          2       1.85         7.92          (1.29)         201
      6.80      19.1(e)      39,157       1.88         1.88          (1.23)         134
      5.71      (3.9)(e)     43,415       1.85         1.95          (0.76)         174
      5.94      20.2(e)      25,734       1.85         2.35          (1.10)         164
      4.94      12.0(e)       6,826       1.85         2.45          (1.30)         171
      4.41      (2.9)(f)          2       1.85         7.92          (1.29)         201
      7.32      20.4        124,663       0.67         0.67          (0.02)         134
      6.08      (2.9)       121,478       0.80(h)      0.80(h)        0.31          174
      6.26      21.6         95,534       0.85         0.97          (0.05)         164
      5.15      13.2         40,165       0.85         1.04          (0.32)         171
      4.55      21.3         28,898       0.85         1.18          (0.20)         201

(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year, if applicable.
(h)Includes expense recapture of 0.07%. See Note 4.
(i)Includes expense recapture of 0.001% and 0.08% for Class A and Class B, respectively. See Note 4.

For a share outstanding throughout each period.

                            Income (loss) from investment operations               Less distributions
                            ---------------------------------------  ---------------------------------------------

              Net asset
                value,           Net                                   Dividends    Distributions
              beginning      investment    Net realized  Total from       from        from net
                  of           income     and unrealized investment  net investment   realized          Total
              the period    (loss) (c)(d)  gain (loss)   operations    income (d)   capital gains distributions (d)
              ----------    ------------- -------------- ----------  -------------- ------------- -----------------
RESEARCH FUND
   Class A
  9/30/2007   $     9.42     $     0.02     $     1.53   $     1.55    $    (0.07)   $    (1.13)     $    (1.20)
  9/30/2006         9.22           0.05           0.64         0.69         (0.03)        (0.46)          (0.49)
  9/30/2005         7.79           0.00           1.43         1.43         (0.00)           --           (0.00)
  9/30/2004         6.90           0.01           0.90         0.91         (0.02)           --           (0.02)
  9/30/2003         5.69           0.02           1.20         1.22         (0.01)           --           (0.01)
   Class B
  9/30/2007         9.25          (0.05)          1.50         1.45         (0.01)        (1.13)          (1.14)
  9/30/2006         9.10          (0.02)          0.63         0.61            --         (0.46)          (0.46)
  9/30/2005         7.73          (0.06)          1.43         1.37         (0.00)           --           (0.00)
  9/30/2004         6.90          (0.05)          0.90         0.85         (0.02)           --           (0.02)
  9/30/2003*        7.05           0.00          (0.15)       (0.15)           --            --              --
   Class C
  9/30/2007         9.22          (0.05)          1.50         1.45         (0.02)        (1.13)          (1.15)
  9/30/2006         9.08          (0.02)          0.63         0.61         (0.01)        (0.46)          (0.47)
  9/30/2005         7.73          (0.07)          1.42         1.35         (0.00)           --           (0.00)
  9/30/2004         6.90          (0.05)          0.88         0.83            --            --              --
  9/30/2003*        7.05           0.00          (0.15)       (0.15)           --            --              --
   Class Y
  9/30/2007         9.49           0.06           1.53         1.59         (0.10)        (1.13)          (1.23)
  9/30/2006         9.27           0.09           0.64         0.73         (0.05)        (0.46)          (0.51)
  9/30/2005         7.82           0.04           1.44         1.48         (0.03)           --           (0.03)
  9/30/2004         6.92           0.03           0.90         0.93         (0.03)           --           (0.03)
  9/30/2003         5.71           0.04           1.20         1.24         (0.03)           --           (0.03)



* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share, if applicable.

                See accompanying notes to financial statements.

                                          Ratios to average net assets
                                       ----------------------------------

Net asset                  Net assets,
  value,         Total       end of       Net      Gross    Net investment Portfolio
  end of        return     the period   expenses  expenses      income     turnover
the period      (%) (a)      (000's)   (%) (b)(g) (%) (g)   (loss) (%) (g) rate (%)
----------    --------     ----------- ---------- --------- -------------- ---------
$     9.77        18.0(e)  $    1,198       1.25       1.50        0.22          148
      9.42         7.7(e)       1,331       1.25       1.68        0.56          143
      9.22        18.4(e)         344       1.25      34.73        0.03          133
      7.79        13.2(e)         106       1.21      39.85        0.07          151
      6.90        21.5(f)          41       1.10      28.75        0.35          138
      9.56        17.1(e)         356       2.00       2.31       (0.51)         148
      9.25         6.9(e)         331       2.00       2.33       (0.19)         143
      9.10        17.8(e)         210       2.00      41.40       (0.71)         133
      7.73        12.3(e)          57       2.00      40.60       (0.71)         151
      6.90        (2.1)(f)          2       2.00     125.11       (0.72)         138
      9.52        17.2(e)       1,164       2.00       2.29       (0.54)         148
      9.22         6.9(e)       1,198       2.00       2.37       (0.18)         143
      9.08        17.5(e)         140       2.00      37.60       (0.76)         133
      7.73        12.0(e)           3       2.00      40.60       (0.59)         151
      6.90        (2.1)(f)          2       2.00     125.11       (0.72)         138
      9.85        18.4         27,400       0.85       1.11        0.62          148
      9.49         8.1         23,096       0.85       1.26        0.98          143
      9.27        19.0         24,651       0.85       1.31        0.43          133
      7.82        13.5         21,721       0.85       1.50        0.44          151
      6.92        21.8         21,881       0.85       1.31        0.59          138



(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year, if applicable.

For a share outstanding throughout each period.

                            Income (loss) from investment operations             Less distributions
                            ---------------------------------------  -----------------------------------------

                 Net asset
                   value,        Net                                   Dividends    Distributions
                 beginning   investment    Net realized  Total from       from        from net
                     of        income     and unrealized investment  net investment   realized        Total
                 the period (loss) (c)(d)  gain (loss)   operations      income     capital gains distributions
                 ---------- ------------- -------------- ----------  -------------- ------------- -------------
VALUE FUND
   Class A****
  9/30/2007      $    21.04  $     0.19     $     3.27   $     3.46    $    (0.13)   $    (0.91)   $    (1.04)
  9/30/2006*          19.69        0.02           1.33         1.35            --            --            --
   Class B
  9/30/2007**         24.00        0.00          (0.54)       (0.54)           --            --            --
   Class C
  9/30/2007**         24.00        0.01          (0.55)       (0.54)           --            --            --
   Class Y***
  9/30/2007           21.05        0.27           3.27         3.54         (0.14)        (0.91)        (1.05)
  9/30/2006           18.72        0.22           3.17         3.39         (0.27)        (0.79)        (1.06)
  9/30/2005           15.95        0.20           2.83         3.03         (0.26)           --         (0.26)
  9/30/2004           13.52        0.21           2.39         2.60         (0.17)           --         (0.17)
  9/30/2003           11.17        0.15           2.29         2.44         (0.09)           --         (0.09)

* From commencement of Class operations on June 30, 2006 through September 30, 2006.
** From commencement of Class operations on June 1, 2007 through September 30,
   2007.
***Prior to the close of business on June 1, 2007, the Fund offered
   Institutional Class shares, which were redesignated as Class Y shares on that date.
****Prior to the close of business on June 1, 2007, the Fund offered Retail
    Class shares, which were redesignated as Class A shares on that date.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.

                See accompanying notes to financial statements.

                                              Ratios to average net assets
                                        ----------------------------------------

Net asset                   Net assets,
  value,          Total       end of        Net         Gross     Net investment Portfolio
  end of         return     the period    expenses     expenses       income     turnover
the period       (%) (a)      (000's)    (%) (b)(f)    (%) (f)       (%) (f)     rate (%)
----------    ---------     ----------- ----------   ---------    -------------- ---------
$    23.46         16.9(g)  $   17,500       1.09(e)      1.09(e)        0.79           41
     21.04          6.9(g)         466       1.10         8.65           0.42           36
     23.46         (2.3)(g)        108       1.85         1.89           0.03           41
     23.46         (2.3)(g)      1,390       1.85         1.94           0.10           41
     23.54         17.3        182,002       0.72(e)      0.72(e)        1.19           41
     21.05         18.9         71,147       0.85         0.91           1.13           36
     18.72         19.2         37,255       0.85         0.92           1.13           34
     15.95         19.4         33,563       0.85         0.93           1.38           47
     13.52         22.0         37,959       0.85         0.92           1.23           56

(b)The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share if applicable.
(e)Includes expense recapture of 0.02% and 0.01% for the Class A and Class Y, respectively. See Note 4.
(f)Annualized for periods less than one year, if applicable.
(g)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds of the Trust are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles Global Markets Fund (the "Global Markets Fund")
Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles Research Fund (the "Research Fund")
Loomis Sayles Value Fund (the "Value Fund")

Each Fund offers Class A, Class C and Class Y shares. Growth Fund, Research Fund and Value Fund also offer Class B shares. Prior to June 1, 2007, Value Fund offered Retail Class shares and Institutional Class shares. On June 1, 2007, Retail Class shares were redesignated as Class A shares and Institutional Class shares were redesignated as Class Y shares of the Fund. In addition, on June 1, 2007, Value Fund began offering Class B and Class C shares.

On June 1, 2007, the Board of Trustees approved the termination of offering of Class B shares. Effective July 30, 2007 no new accounts may be opened in Class B shares. No additional investments into Class B shares may be made after October 12, 2007. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. They are generally intended for institutional investors with a minimum initial investment of $100,000 though some categories of investors are excepted from the minimum investment amount as outlined in the Funds' prospectus. Prior to March 16, 2007, the minimum initial investment for Class Y shares was $1,000,000.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes

September 30, 2007

that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At September 30, 2007, approximately 24% of the market value of investments of the Global Markets Fund were fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, the Global Markets Fund had the following open forward foreign currency exchange contracts:

                                                  In                Unrealized
                     Delivery   Contracts to   Exchange Contracts  Appreciation
                       Date    Receive/Deliver   for    at Value  (Depreciation)
-                    --------- --------------- -------- --------- --------------
Colombia Peso (buy)  11/6/2007   353,000,000   $161,778 $173,815     $ 12,037
Colombia Peso (sell) 11/6/2007   353,000,000    161,408  173,815      (12,407)

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management has already implemented FIN 48 and has performed an analysis of the Funds' tax

September 30, 2007

positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004 - 2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies ("PFICs") and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, wash sales, unrealized gains on PFICs, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 and 2006 was as follows:

                       2007 Distributions Paid From:      2006 Distributions Paid From:
-                   ----------------------------------- ---------------------------------
                     Ordinary    Long-Term              Ordinary   Long-Term
Fund                  Income   Capital Gains   Total     Income  Capital Gains   Total
----                  ------   -------------   -----     ------  -------------   -----
Global Markets Fund $1,728,169  $       --   $1,728,169 $776,370  $       --   $  776,370
Growth Fund                 --          --           --       --          --           --
Research Fund        1,006,557   2,531,636    3,538,193  137,974   1,321,598    1,459,572
Value Fund             958,359   4,136,723    5,095,082  634,233   1,444,444    2,078,677

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                                          Global        Growth      Research     Value
                                                       Markets Fund      Fund         Fund       Fund
-                                                      ------------ ------------   ---------- ------------
Undistributed ordinary income                          $  5,298,612 $         --   $1,516,199 $  5,289,577
Undistributed long-term capital gains                     4,581,299           --    1,629,456    5,339,712
                                                       ------------ ------------   ---------- ------------
Total Undistributed earnings                              9,879,911           --    3,145,655   10,629,289
Capital Loss Carryforward:
   Expires September 30, 2010                                    --  (12,659,581)*         --           --
   Expires September 30, 2011                                    --   (6,192,314)*         --           --
                                                       ------------ ------------   ---------- ------------
Total Capital Loss Carryforward                                  --  (18,851,895)          --           --
Deferred net capital losses (post-October 2006)                  --           --           --           --
Unrealized appreciation (depreciation)                   23,532,878   64,105,998    3,730,323   19,162,402
                                                       ------------ ------------   ---------- ------------
Total accumulated earnings (losses)                      33,412,789   45,254,103    6,875,978   29,791,691
                                                       ============ ============   ========== ============
Capital loss carryforward utilized in the current year $    311,587 $ 17,153,261   $       -- $         --
                                                       ------------ ------------   ---------- ------------

* A significant portion of the Loomis Sayles Growth Fund's carryforward losses are a result of prior year mergers; under section 382 of the Internal Revenue Code these amounts have been limited to the amounts reflected above.

September 30, 2007


g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:

                                    Value of
                               Securities on Loan Value of Collateral
           -                   ------------------ -------------------
           Global Markets Fund    $29,300,107         $30,043,432
           Growth Fund             29,458,686          30,163,310
           Research Fund            5,802,703           5,926,941
           Value Fund              18,656,315          19,268,119

i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncement. In September 30, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were as follows:

                 Fund                 Purchases      Sales
                 ----                 ---------      -----
                 Global Markets Fund $113,234,421 $ 81,313,429
                 Growth Fund          535,307,658  610,466,654
                 Research Fund         42,118,181   42,626,509
                 Value Fund           166,283,566   57,573,143

For the year ended September 30, 2007 purchases and sales of U.S.
Government/Agency Securities by the Global Markets Fund were $15,971,232 and $3,140,878, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                           Percentage of
                                              Average
                      Fund                Daily Net Assets
                      ----                ----------------
                      Global Markets Fund       0.75%
                      Growth Fund               0.50%
                      Research Fund             0.50%
                      Value Fund                0.50%

September 30, 2007

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the year ended September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                  Expense Limit as a Percentage of Average
                                         Daily Net Assets
              -                   ---------------------------------------
              Fund                Class A    Class B   Class C   Class Y
              ----                -------    -------   -------   -------
              Global Markets Fund  1.25%       N/A      2.00%     1.00%
              Growth Fund          1.25%      2.00%     2.00%     0.85%
              Research Fund        1.25%      2.00%     2.00%     0.85%
              Value Fund           1.10%      1.85%     1.85%     0.85%

For the year ended September 30, 2007, the management fees and reduction of management fees for each Fund were as follows:

                                                              Percentage of
                             Gross    Reduction of    Net       Average
                           Management  Management  Management Daily Net Assets
       -                   ---------- ------------ ---------- ---------------
       Fund                   Fee         Fee         Fee     Gross     Net
       ----                   ---         ---         ---     -----     ---
       Global Markets Fund $  831,832   $ (9,557)  $  822,275 0.75%    0.74%
       Growth Fund          2,030,197         --    2,030,197 0.50%    0.50%
       Research Fund          144,324    (58,611)      85,713 0.50%    0.30%
       Value Fund             732,640         --      732,640 0.50%    0.50%

For the year ended September 30, 2007, in addition to the reduction of management fees, expenses have been reimbursed as follows:

                                              Expense
                         Fund                Reimbursed
                         ----                ----------
                         Global Markets Fund  $58,217
                         Growth Fund               --
                         Research Fund         17,129
                         Value Fund               146

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such reduced fees/expense more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

                              Expenses Subject to Possible Reimbursement until
                                        September 30, 2008
          -                   ------------------------------------------------
          Fund                Class A   Class B   Class C   Class Y    Total
          ----                -------   -------   -------   -------    -----
          Global Markets Fund $17,795   $   --    $34,787   $15,192   $67,774
          Growth Fund              --       --         --        --        --
          Research Fund         3,536    1,134      3,826    67,244    75,740
          Value Fund               --        8        138        --       146

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management U.S. Group, L.P.), which is part of Natixis Global Asset Management Group (formerly IXIS Asset Management Group), an international asset management group based in Paris, France.

b. Administrative Fees. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I (formerly IXIS Advisors Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisors Funds Trust II), Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis Cash Management Trust (formerly IXIS Advisor Cash Management

September 30, 2007

Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such asset in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series was added to the Agreement and pays Natixis Advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                                           Administrative
                       Fund                     Fees
                       ----                     ----
                       Global Markets Fund    $ 61,577
                       Growth Fund             225,262
                       Research Fund            15,995
                       Value Fund               80,975

Effective October 1, 2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

c. Service and Distribution Fees. Natixis Distributors, L.P. ("Natixis Distributors") (formerly IXIS Asset Management Distributor L.P.) a wholly owned subsidiary of Natixis U.S., has entered into a distribution agreement with The Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan"), Service and Distribution Plans relating to the Growth Fund's, Research Fund's and Value Fund's Class B shares (the "Class B Plans"), and Service and Distribution Plans relating to each Fund's Class C shares (the "Class C Plan").

Under the Class A Plan, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each applicable Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each applicable Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2007, the Funds paid the following service and distribution fees:

                                   Service Fee        Distribution Fee
                             ------------------------ -----------------
         Fund                Class A  Class B Class C Class B  Class C
         ----                -------  ------- ------- -------  -------
         Global Markets Fund $ 36,995 $    -- $79,584 $     -- $238,753
         Growth Fund          549,385  73,900  98,888  221,699  296,665
         Research Fund          3,571     927   3,277    2,782    9,831
         Value Fund            29,696      50     389      148    1,168

September 30, 2007


d. Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                      Sub-Transfer Agent Fees
                                  --------------------------------
              Fund                Class A  Class B Class C Class Y
              ----                -------  ------- ------- -------
              Global Markets Fund $ 10,581 $    -- $21,270 $10,883
              Growth Fund          302,043  22,661  53,198  37,988
              Research Fund          1,365     383   1,325  13,980
              Value Fund             9,182      18     181  20,366

e. Commissions. The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds for the year ended September 30, 2007, were as follows:

                        Fund                Commissions
                        ----                -----------
                        Global Markets Fund  $163,110
                        Growth Fund           145,183
                        Research Fund           7,137
                        Value Fund             14,020

f. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g. Redemption Fees. Shareholders of Class A and Class Y shares of Global Markets Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement.

September 30, 2007


6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2007, amounts rebated under these agreements were as follows:

                          Fund                Rebates
                          ----                -------
                          Global Markets Fund $ 7,827
                          Growth Fund          99,649
                          Research Fund         9,103
                          Value Fund           28,779

7. Shareholders. At September 30, 2007, Loomis Sayles Funded Pension Plan and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                 Profit Sharing
                Fund                Pension Plan Retirement Plan
                ----                ------------ ---------------
                Global Markets Fund    910,126        443,794
                Growth Fund          1,427,866      2,351,303
                Research Fund        1,052,430        713,133
                Value Fund             498,461        553,247

At September 30, 2007, two shareholders individually owned more than 5% of the Research Fund's total outstanding shares, representing, in aggregate, 25.53% of the Fund.

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                     Year Ended September 30, 2007
                                                                 -------------------------------------
Global Markets Fund                                                    Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                        1,323,460  $       19,376,888
   Issued in connection with the reinvestment of distributions              12,909             170,145
   Redeemed                                                               (344,626)         (4,798,240)
                                                                 -----------------  ------------------
   Net change                                                              991,743  $       14,748,793
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        2,428,865  $       34,758,519
   Issued in connection with the reinvestment of distributions               6,914              90,915
   Redeemed                                                               (230,238)         (3,164,913)
                                                                 -----------------  ------------------
   Net change                                                            2,205,541  $       31,684,521
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        1,157,288  $       16,511,186
   Issued in connection with the reinvestment of distributions              78,467           1,034,975
   Redeemed                                                               (830,965)        (11,207,236)
                                                                 -----------------  ------------------
   Net change                                                              404,790  $        6,338,925
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                   3,602,074  $       52,772,239
                                                                 =================  ==================

                                                                     Year Ended September 30, 2006*
                                                                 -------------------------------------
Global Markets Fund                                                    Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          997,302  $       12,371,308
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                               (161,563)         (1,961,910)
                                                                 -----------------  ------------------
   Net change                                                              835,739  $       10,409,398
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        1,718,496  $       21,433,099
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                (91,690)         (1,110,053)
                                                                 -----------------  ------------------
   Net change                                                            1,626,806  $       20,323,046
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        2,188,284  $       27,043,724
   Issued in connection with the reinvestment of distributions              53,613             656,760
   Redeemed                                                             (1,582,610)        (19,004,112)
                                                                 -----------------  ------------------
   Net change                                                              659,287  $        8,696,372
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                   3,121,832  $       39,428,816
                                                                 =================  ==================

* From commencement of Classes A and C operations on February 1, 2006 through September 30, 2006.

September 30, 2007

8. Capital Shares (continued).

                                                                     Year Ended September 30, 2007
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                        7,089,532  $       44,698,435
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                            (13,109,095)        (81,970,028)
                                                                 -----------------  ------------------
   Net change                                                           (6,019,563) $      (37,271,593)
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                          225,868  $        1,376,484
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,705,839)        (10,426,523)
                                                                 -----------------  ------------------
   Net change                                                           (1,479,971) $       (9,050,039)
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        1,278,833  $        7,816,200
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (3,124,017)        (19,027,646)
                                                                 -----------------  ------------------
   Net change                                                           (1,845,184) $      (11,211,446)
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        3,152,372  $       20,891,933
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (6,121,890)        (39,927,125)
                                                                 -----------------  ------------------
   Net change                                                           (2,969,518) $      (19,035,192)
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                 (12,314,236) $      (76,568,270)
                                                                 =================  ==================

                                                                     Year Ended September 30, 2007
                                                                 -------------------------------------
Research Fund                                                          Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          119,265  $        1,061,187
   Issued in connection with the reinvestment of distributions               5,961              51,978
   Redeemed                                                               (143,887)         (1,318,176)
                                                                 -----------------  ------------------
   Net change                                                              (18,661) $         (205,011)
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                           13,946  $          127,879
   Issued in connection with the reinvestment of distributions               3,004              25,776
   Redeemed                                                                (15,550)           (137,306)
                                                                 -----------------  ------------------
   Net change                                                                1,400  $           16,349
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                           58,235  $          506,509
   Issued in connection with the reinvestment of distributions                 604               5,155
   Redeemed                                                                (66,416)           (595,377)
                                                                 -----------------  ------------------
   Net change                                                               (7,577) $          (83,713)
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                          390,426  $        3,634,934
   Issued in connection with the reinvestment of distributions             353,735           3,098,721
   Redeemed                                                               (396,917)         (3,619,808)
                                                                 -----------------  ------------------
   Net change                                                              347,244  $        3,113,847
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                     322,406  $        2,841,472
                                                                 =================  ==================

                                                                     Year Ended September 30, 2006
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                       40,187,712  $      245,315,502
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                            (10,033,651)        (60,439,234)
                                                                 -----------------  ------------------
   Net change                                                           30,154,061  $      184,876,268
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                          848,742  $        5,201,694
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,694,388)         (9,952,368)
                                                                 -----------------  ------------------
   Net change                                                             (845,646) $       (4,750,674)
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                        5,001,950  $       30,681,945
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (1,726,785)         (9,971,161)
                                                                 -----------------  ------------------
   Net change                                                            3,275,165  $       20,710,784
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        8,530,418  $       55,495,055
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                             (3,799,646)        (23,302,302)
                                                                 -----------------  ------------------
   Net change                                                            4,730,772  $       32,192,753
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                  37,314,352  $      233,029,131
                                                                 =================  ==================

                                                                     Year Ended September 30, 2006
                                                                 -------------------------------------
Research Fund                                                          Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          152,482  $        1,403,452
   Issued in connection with the reinvestment of distributions               2,619              23,856
   Redeemed                                                                (51,170)           (465,833)
                                                                 -----------------  ------------------
   Net change                                                              103,931  $          961,475
                                                                 -----------------  ------------------
Class B
   Issued from the sale of shares                                           22,642  $          206,776
   Issued in connection with the reinvestment of distributions                 646               5,804
   Redeemed                                                                (10,558)            (95,896)
                                                                 -----------------  ------------------
   Net change                                                               12,730  $          116,684
                                                                 -----------------  ------------------
Class C
   Issued from the sale of shares                                          124,848  $        1,124,378
   Issued in connection with the reinvestment of distributions                 183               1,639
   Redeemed                                                                (10,548)            (95,088)
                                                                 -----------------  ------------------
   Net change                                                              114,483  $        1,030,929
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                          281,350  $        2,561,233
   Issued in connection with the reinvestment of distributions             153,010           1,398,512
   Redeemed                                                               (660,327)         (6,199,627)
                                                                 -----------------  ------------------
   Net change                                                             (225,967) $       (2,239,882)
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                       5,177  $         (130,794)
                                                                 =================  ==================

September 30, 2007

8. Capital Shares (continued).

                                                                     Year Ended September 30, 2007
                                                                 -------------------------------------
Value Fund                                                             Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                        1,007,378  $       22,480,490
   Issued in connection with the reinvestment of distributions              11,954             259,876
   Redeemed                                                               (295,544)         (6,787,734)
                                                                 -----------------  ------------------
   Net change                                                              723,788  $       15,952,632
                                                                 -----------------  ------------------
Class B***
   Issued from the sale of shares                                            4,592  $          109,794
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                     (6)               (133)
                                                                 -----------------  ------------------
   Net change                                                                4,586  $          109,661
                                                                 -----------------  ------------------
Class C***
   Issued from the sale of shares                                           61,363  $        1,408,850
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                 (2,085)            (48,751)
                                                                 -----------------  ------------------
   Net change                                                               59,278  $        1,360,099
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        6,373,521  $      144,020,544
   Issued in connection with the reinvestment of distributions             186,666           4,059,991
   Redeemed                                                             (2,207,571)        (50,723,278)
                                                                 -----------------  ------------------
   Net change                                                            4,352,616  $       97,357,257
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                   5,140,268  $      114,779,649
                                                                 =================  ==================

                                                                      Year Ended September 30, 2006
                                                                 -------------------------------------
Value Fund                                                             Shares             Amount**
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                           22,169  $          456,494
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                     --                  --
                                                                 -----------------  ------------------
   Net change                                                               22,169  $          456,494
                                                                 -----------------  ------------------
Class B***
   Issued from the sale of shares                                               --  $               --
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                     --                  --
                                                                 -----------------  ------------------
   Net change                                                                   --  $               --
                                                                 -----------------  ------------------
Class C***
   Issued from the sale of shares                                               --  $               --
   Issued in connection with the reinvestment of distributions                  --                  --
   Redeemed                                                                     --                  --
                                                                 -----------------  ------------------
   Net change                                                                   --  $               --
                                                                 -----------------  ------------------
Class Y
   Issued from the sale of shares                                        1,543,164  $       31,129,107
   Issued in connection with the reinvestment of distributions             111,464           2,043,141
   Redeemed                                                               (264,649)         (5,153,539)
                                                                 -----------------  ------------------
   Net change                                                            1,389,979  $       28,018,709
                                                                 -----------------  ------------------
   Increase (decrease) from capital share transactions                   1,412,148  $       28,475,203
                                                                 =================  ==================

** From commencement of Class A operations on June 30, 2006 through
September 30, 2006.
*** From commencement of Class operations on June 1, 2007 through September 30, 2007.

9. Subsequent Event. On March 9, 2007, the Trustees of Natixis Funds Trust I approved an agreement and Plan of Reorganization pursuant to which the net assets of the Natixis Value Fund will be acquired by the Loomis Sayles Value Fund. This transaction was approved by the shareholders of the Natixis Value Fund on October 12, 2007 and the merger was completed on October 26, 2007.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

      2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                             Qualifying
                         Fund                Percentage
                         ----                ----------
                         Global Markets Fund    13.75%
                         Research Fund          47.93%
                         Value                  73.04%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2007.

                            Fund            Amount
                            ----          ----------
                            Research Fund $2,531,636
                            Value          4,136,723

Qualified Dividend Income. For the fiscal year ended September 30, 2007, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

                             Fund
                             ----
                             Global Markets Fund
                             Growth
                             Research Fund
                             Value

                        TRUSTEE AND OFFICER INFORMATION


The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                    Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth Served and Term of Office*      During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------      ---------------------      ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.     Trustee, since 2003     Douglas Dillon Professor and   41;
(1940)                     Contract Review and     Director of the Belfer Center  Director, Taubman Centers,
                          Governance Committee     for Science and International  Inc. (real estate investment
                                 Member            Affairs, John F. Kennedy       trust)
                                                   School of Government,
                                                   Harvard University

Charles D. Baker           Trustee, since 2005     President and Chief Executive  41;
(1956)                     Contract Review and     Officer, Harvard Pilgrim       None
                          Governance Committee     Health Care (health plan)
                                 Member

Edward A. Benjamin         Trustee, since 2002     Retired                        41;
(1938)                  Chairman of the Contract                                  None
                          Review and Governance
                                Committee

Daniel M. Cain             Trustee, since 2003     President and Chief Executive  41;
(1945)                    Chairman of the Audit    Officer, Cain Brothers &       Director, Sheridan
                                Committee          Company, Incorporated          Healthcare Inc. (physician
                                                   (investment banking)           practice management)
                                                                                  Trustee, Lexington Strategic
                                                                                  Asset Corporation (realty
                                                                                  investment trust)

Richard Darman             Trustee, since 2003     Partner, The Carlyle Group     41;
(1943)                     Contract Review and     (investments); formerly,       Director and Chairman of the
                          Governance Committee     Professor, John F. Kennedy     Board of Directors, AES
                                 Member            School of Government,          Corporation (international
                                                   Harvard University             power company)

Jonathan P. Mason          Trustee, since 2007     Chief Financial Officer, Cabot 41;
(1958)                   Audit Committee Member    Corp. (specialty chemicals);   None
                                                   formerly, Vice President and
                                                   Treasurer, International Paper
                                                   Company; formerly, Chief
                                                   Financial Officer, Carter Holt
                                                   Harvey (forest products)

Sandra O. Moose        Chairperson of the Board of President, Strategic Advisory  41;
(1942)                   Trustees since November   Services (management           Director, Verizon
                                  2005             consulting); formerly, Senior  Communications; Director,
                           Trustee, since 2003     Vice President and Director,   Rohm and Haas Company
                        Ex officio member of the   The Boston Consulting Group,   (specialty chemicals);
                           Audit Committee and     Inc. (management consulting)   Director, AES Corporation
                           Contract Review and                                    (international power
                          Governance Committee                                    company)

                        TRUSTEE AND OFFICER INFORMATION

                         Position(s) Held with the                                     Number of Portfolios in
                           Trust, Length of Time         Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth   Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------   --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Cynthia L. Walker           Trustee, since 2005      Executive Dean for                          41;
(1956)                     Audit Committee Member    Administration (formerly,                   None
                                                     Dean for Finance & CFO),
                                                     Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/   Chief Executive Officer and  President, Chairman, Director               41;
(1947)                      Trustee, since 2002      and Chief Executive Officer,                None
555 California Street                                Loomis, Sayles & Company,
San Francisco, CA 94104                              L.P.

John T. Hailer/2/       President and Trustee, since President and Chief Executive               41;
(1960)                              2003             Officer, Natixis Asset                      None
                                                     Management Advisors, L.P.,
                                                     Natixis Distributors, L.P.,
                                                     Natixis Global Associates, Inc.
                                                     and Natixis Global Asset
                                                     Management North America;
                                                     President and Chief Executive
                                                     Officer, Natixis Funds Trust I,
                                                     Natixis Funds Trust II, Natixis
                                                     Funds Trust III, Natixis Funds
                                                     Trust IV, Natixis Cash
                                                     Management Trust, and
                                                     Hansberger International
                                                     Series; Executive Vice
                                                     President of Loomis Sayles
                                                     Funds I

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the
                         Trust, Length of Time                         Principal Occupation(s)
Name and Year of Birth Served and Term of Office*                       During Past 5 Years**
---------------------- --------------------------                       ---------------------

OFFICERS OF THE TRUST

 Coleen Downs Dinneen  Secretary, Clerk and Chief  Senior Vice President, General Counsel, Secretary and Clerk
 (1960)                   Legal Officer, since     (formerly, Deputy General Counsel, Assistant Secretary and
                             September 2004        Assistant Clerk), Natixis Distribution Corporation, Natixis
                                                   Distributors, L.P. and Natixis Asset Management Advisors, L.P.

 Daniel J. Fuss         Executive Vice President,  Vice Chairman and Director, Loomis, Sayles & Company, L.P.
 (1933)                      since June 2003
 One Financial Center
 Boston, MA 02111

 Russell L. Kane        Chief Compliance Officer,  Chief Compliance Officer for Mutual Funds, Senior Vice
 (1969)                 since May 2006; Assistant  President, Deputy General Counsel, Assistant Secretary and
                       Secretary since June 2004;  Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset
                          Anti-Money Laundering    Management Advisors, L.P.; Vice President, Associate General
                        Officer since April 2007   Counsel, Assistant Secretary and Assistant Clerk, Natixis
                                                   Distribution Corporation; formerly, Senior Counsel, Columbia
                                                   Management Group.

 Michael C. Kardok        Treasurer, Principal     Senior Vice President, Natixis Asset Management Advisors, L.P.
 (1959)                 Financial and Accounting   and Natixis Distributors, L.P.; formerly, Senior Director, PFPC
                       Officer, since October 2004 Inc.

 Robert Krantz          Executive Vice President,  Executive Vice President, Natixis Distributors, L.P. and Natixis
 (1964)                   since September 2007     Asset Management Advisors, L.P.

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Mid Cap Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund



                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             14

                    Statements of Assets and Liabilities 31

                    Statements of Operations             33

                    Statements of Changes in Net Assets  35

                    Financial Highlights                 37

                    Notes to Financial Statements        43

         ANNUAL REPORT
         SEPTEMBER 30, 2007

FUND AND MANAGER REVIEW

LOOMIS SAYLES MID CAP GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or similar securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $54.8 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell Midcap Growth Index, for the fiscal year ended September 30, 2007. The Portfolio showed excellent "upside capture," posting strong gains during periods of market strength. Furthermore, the Fund lost relatively little during the spring sell-off and mid-summer correction.

We started the period navigating what we regarded as the market's psychological transition from risk aversion to risk acceptance, increasing the Fund's exposure to consumer spending and capital markets themes. We decided to avoid becoming overly defensive during the mid-summer correction, but to maintain our positions in those stocks we favored the most. Many of these had been big winners during the prior advance, making them particularly vulnerable during the correction. Nevertheless, this strategy served the Fund well, as these stocks were strong performers when the market resumed its advance in late August.

Strong stock selection in consumer discretionary, materials and energy drove the Fund's performance. Within the consumer discretionary sector, several retail and apparel holdings performed well, including GameStop, Guess? and Coach, all of which benefited from above-consensus earnings. Overall, the Fund had limited exposure to domestic consumer spending; many of our big gainers were either foreign-domiciled holdings or companies leveraged to overseas consumption.

In materials and processing, our leading stocks were either beneficiaries of the strong upturn in the commercial aerospace cycle (such as Precision Castparts and Allegheny Technologies) or leveraged to the secular bull market in agriculture (Mosaic). Most of our winners in the energy sector were service stocks with exposure to oil and international operations.

The Fund experienced negative returns from its holdings in consumer staples, integrated oils, and the autos and transportation sectors. Fortunately, the Fund had only small positions in each of these areas. The Fund realized the smallest positive returns in utilities and producer durables, but returns in these sectors had a positive impact on relative performance due to strong stock selection.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out in the end, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have come through, all of which set up the market for a good run as 2008 unfolds. We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                           SINCE
                       1 YEAR     5 YEARS    10 YEARS    INCEPTION
                      -----------------------------------------------
                       LOOMIS SAYLES MID CAP GROWTH: INSTITUTIONAL
                      36.66%       21.04%      9.99%       11.61%
                      -----------------------------------------------
                       LOOMIS SAYLES MID CAP GROWTH: RETAIL
                      36.31        20.73       9.68        11.31
                      -----------------------------------------------
                       RUSSELL MIDCAP GROWTH INDEX(c)
                      21.22        20.39       7.47         9.26
                      -----------------------------------------------
                       LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                      30.80        19.02       7.24         8.30
                      -----------------------------------------------

                                 GROSS EXPENSE RATIO (before reductions and
                                 reimbursements)*
                                 --------------------------------------------------------
                                 Institutional: 1.12%        Retail: 1.52%
                                 --------------------------------------------------------
                                 NET EXPENSE RATIO (after reductions and reimbursements)*
                                 --------------------------------------------------------
                                 Institutional: 1.00%        Retail: 1.25%
                                 --------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(a)(b)

                                    [CHART]

                 Loomis Sayles    Lipper Mid-Cap
                    Mid Cap          Growth          Russell Midcap
                  Growth Fund      Funds Index(c)     Growth Index(c)
                 --------------   --------------      --------------
12/31/1996          $100,000         $100,000          $100,000
 1/31/1997           106,200          102,559           104,425
 2/28/1997           102,897           95,742           102,125
 3/31/1997            96,301           88,460            96,355
 4/30/1997            97,399           87,694            98,714
 5/31/1997           106,194           99,115           107,560
 6/30/1997           107,193          103,291           110,537
 7/31/1997           118,094          109,599           121,117
 8/31/1997           115,390          109,295           119,935
 9/30/1997           125,694          117,120           126,005
10/31/1997           122,891          110,561           119,696
11/30/1997           119,094          108,793           120,954
12/31/1997           122,643          111,341           122,542
 1/31/1998           116,241          109,235           120,336
 2/28/1998           125,529          118,513           131,650
 3/31/1998           129,796          124,650           137,168
 4/30/1998           133,210          125,192           139,031
 5/31/1998           127,229          117,895           133,312
 6/30/1998           133,743          123,318           137,084
 7/31/1998           126,909          115,110           131,211
 8/31/1998           101,184           90,293           106,169
 9/30/1998           112,173           99,709           114,200
10/31/1998           119,756          103,376           122,608
11/30/1998           120,714          111,232           130,879
12/31/1998           136,793          125,581           144,433
 1/31/1999           138,120          131,815           148,763
 2/28/1999           135,358          121,576           141,488
 3/31/1999           173,623          130,243           149,368
 4/30/1999           182,478          135,585           156,174
 5/31/1999           189,230          135,021           154,165
 6/30/1999           214,000          145,904           164,928
 7/31/1999           212,331          143,907           159,676
 8/31/1999           224,709          143,178           158,017
 9/30/1999           222,058          147,358           156,671
10/31/1999           278,017          160,386           168,785
11/30/1999           326,280          180,504           186,265
12/31/1999           407,361          218,156           218,517
 1/31/2000           418,767          214,410           218,473
 2/29/2000           569,397          268,144           264,402
 3/31/2000           517,127          249,271           264,674
 4/30/2000           468,207          216,387           238,982
 5/31/2000           421,058          196,935           221,561
 6/30/2000           480,680          227,537           245,071
 7/31/2000           469,240          218,099           229,552
 8/31/2000           555,392          246,622           264,171
 9/30/2000           550,894          234,769           251,256
10/31/2000           466,717          215,786           234,060
11/30/2000           349,384          170,662           183,197
12/31/2000           384,532          182,963           192,844
 1/31/2001           352,770          185,448           203,859
 2/28/2001           275,443          157,630           168,598
 3/31/2001           235,972          140,906           144,469
 4/30/2001           274,412          159,484           168,550
 5/31/2001           261,652          160,799           167,757
 6/30/2001           253,671          160,171           167,846
 7/31/2001           228,355          151,747           156,526
 8/31/2001           199,422          141,579           145,181
 9/30/2001           158,880          121,159           121,187
10/31/2001           174,339          127,905           133,926
11/30/2001           192,383          138,410           148,344
12/31/2001           194,730          144,414           153,983
 1/31/2002           188,051          138,891           148,983
 2/28/2002           169,076          131,985           140,537
 3/31/2002           183,143          140,305           151,263
 4/30/2002           173,528          135,640           143,255
 5/31/2002           162,284          131,115           138,980
 6/30/2002           146,818          119,334           123,643
 7/31/2002           132,166          106,464           111,630
 8/31/2002           130,051          105,195           111,242
 9/30/2002           125,369          98,659            102,404
10/31/2002           130,409          103,634           110,336
11/30/2002           140,255          109,789           118,972
12/31/2002           123,621          103,299           111,784
 1/31/2003           122,100          101,767           110,686
 2/28/2003           121,050          100,196           109,724
 3/31/2003           121,522          101,629           111,767
 4/30/2003           130,661          108,758           119,377
 5/31/2003           145,190          117,751           130,863
 6/30/2003           145,306          119,594           132,730
 7/31/2003           153,037          124,311           137,473
 8/31/2003           166,978          130,425           145,044
 9/30/2003           160,416          126,049           142,231
10/31/2003           176,121          135,937           153,694
11/30/2003           177,406          139,169           157,806
12/31/2003           173,184          139,883           159,529
 1/31/2004           180,094          143,417           164,796
 2/29/2004           176,456          145,395           167,561
 3/31/2004           180,444          145,360           167,241
 4/30/2004           178,098          140,749           162,519
 5/31/2004           186,540          143,814           166,354
 6/30/2004           193,573          147,273           169,002
 7/31/2004           177,177          136,810           157,809
 8/31/2004           171,667          134,440           155,864
 9/30/2004           181,624          140,191           161,683
10/31/2004           185,601          144,334           167,167
11/30/2004           198,018          152,357           175,800
12/31/2004           206,691          159,511           184,222
 1/31/2005           200,780          154,357           179,291
 2/28/2005           207,165          156,350           183,831
 3/31/2005           199,354          153,235           181,145
 4/30/2005           188,230          145,854           173,978
 5/31/2005           201,369          154,505           183,942
 6/30/2005           206,464          158,041           187,362
 7/31/2005           217,716          167,139           198,294
 8/31/2005           217,476          166,616           197,083
 9/30/2005           224,936          169,525           199,635
10/31/2005           220,684          164,815           193,760
11/30/2005           235,956          173,726           204,271
12/31/2005           238,551          174,788           206,512
 1/31/2006           260,689          186,792           218,879
 2/28/2006           255,944          185,179           216,185
 3/31/2006           268,486          191,357           222,226
 4/30/2006           268,969          193,146           223,167
 5/31/2006           246,725          182,397           212,663
 6/30/2006           252,400          182,476           211,795
 7/31/2006           236,297          174,761           204,204
 8/31/2006           234,525          177,617           208,909
 9/30/2006           238,324          180,159           213,676
10/31/2006           247,332          186,468           221,877
11/30/2006           258,586          194,224           230,584
12/31/2006           255,276          194,057           228,518
 1/31/2007           269,955          200,536           236,834
 2/28/2007           268,065          199,967           236,323
 3/31/2007           273,641          203,259           237,563
 4/30/2007           280,865          211,573           247,996
 5/31/2007           297,099          223,506           258,053
 6/30/2007           297,693          222,591           253,579
 7/31/2007           298,765          219,706           247,902
 8/31/2007           301,244          222,013           249,245
 9/30/2007           325,766          235,656           259,024


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

Mark F. Burns
Manager since January 2005
                              MARK F. BURNS, CFA
                          Manager since January 2005

[PHOTO]


                               JOHN SLAVIK, CFA
                           Manager since April 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 TOTAL NET ASSETS | $49.0 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2007, due to strong stock selection in the technology, consumer discretionary and healthcare sectors. An underweight position in the strong-performing materials and processing sector and poor stock selection in producer durables offset the Fund's relative performance, but only marginally.

Within the consumer discretionary sector the Fund realized strong performance from aQuantive, FTI Consulting and Chipotle Mexican Grill Inc. Shares of aQuantive soared after Microsoft agreed to purchase the digital marketing services company for an 85% premium. FTI, which provides financial advice to businesses, advanced on better-than-expected sales in the fourth quarter of 2006. Chipotle shares rose sharply in the second and third quarters of 2007, after reporting earnings that significantly beat analysts' expectations. We sold the position at a profit.

In technology, shares of First Solar, a solar-module maker, rose due to a significant increase in profitability and we sold the stock. Shares of Cogent Communications, a next-generation Internet protocol service provider, gained on continued strong demand for bandwidth.

NuVasive Inc. and Meridian Bioscience Inc. were the top contributors from the healthcare sector. NuVasive, a medical device company, beat earnings estimates in the third quarter of 2007, while shares of Meridian, a diagnostics company, rose substantially in the third quarter as the company reaffirmed 2007 full-year guidance and raised guidance for 2008.

We reduced the Fund's exposure to the consumer discretionary sector by trimming our retail holdings in light of the recent slump in the housing industry and its effect on consumers. We also scaled back the Fund's position in financial services by reducing positions related to mortgage financing, banking and real estate names. We funneled most of the proceeds from these sales into the technology sector, where fundamentals and valuations remain attractive. We also increased the Fund's allocation to producer durables and energy, as global demand remains a strong catalyst for growth in these sectors.

OUTLOOK

The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have held up well, all of which sets up the market for a good run as 2008 unfolds.

We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                             SINCE
                       1 YEAR      5 YEARS     10 YEARS    INCEPTION
                      -------------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                      32.25%        20.10%       3.57        5.52%
                      -------------------------------------------------
                       LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                      31.94         19.80        3.30        5.26
                      -------------------------------------------------
                       RUSSELL 2000 GROWTH INDEX(c)
                      18.94         18.70        3.65        5.40
                      -------------------------------------------------
                       RUSSELL 2000 INDEX(c)
                      12.34         18.75        7.22        9.07
                      -------------------------------------------------
                       LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                      21.75         17.29        6.12        7.62
                      -------------------------------------------------

                                 GROSS EXPENSE RATIO (before reductions and reimbursements)*
                                 -------------------------------------------------------------------
                                 Institutional: 1.38%        Retail: 1.92%
                                 -------------------------------------------------------------------
                                 NET EXPENSE RATIO (after reductions and reimbursements)*
                                 -------------------------------------------------------------------
                                 Institutional: 1.00%        Retail: 1.25%
                                 -------------------------------------------------------------------

 * As stated in the most recent prospectus


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(a)(b)


                                     [CHART]

                                         Lipper       Russell
                    Loomis Sayles       Small-Cap      2000        Russell
                     Small Cap        Growth Funds    Growth        2000
                    Growth Fund         Index(c)      Index(c)    Index(c)
                   -----------       ------------   ---------      ---------
  12/31/1996        $100,000        $100,000         $100,000       $100,000
   1/31/1997         102,600         102,319          102,498        101,998
   2/28/1997          94,997          94,931           96,308         99,525
   3/31/1997          85,099          88,083           89,512         94,829
   4/30/1997          83,499          86,771           88,476         95,093
   5/31/1997          97,101          98,809          101,774        105,673
   6/30/1997         102,801         104,095          105,225        110,201
   7/31/1997         111,097         110,360          110,617        115,329
   8/31/1997         112,996         112,113          113,936        117,968
   9/30/1997         125,494         121,548          123,028        126,603
  10/31/1997         116,697         115,333          115,639        121,041
  11/30/1997         115,401         112,727          112,882        120,258
  12/31/1997         119,429         111,226          112,945        122,363
   1/31/1998         115,523         109,575          111,439        120,432
   2/28/1998         128,081         118,434          121,277        129,337
   3/31/1998         133,883         123,791          126,364        134,671
   4/30/1998         132,089         124,691          127,139        135,416
   5/31/1998         121,007         115,867          117,902        128,123
   6/30/1998         132,817         119,262          119,107        128,393
   7/31/1998         119,734         110,288          109,161        117,999
   8/31/1998          92,722          86,200           83,962         95,086
   9/30/1998         103,691          90,810           92,475        102,527
  10/31/1998         107,808          94,390           97,298        106,709
  11/30/1998         121,305         102,066          104,846        112,299
  12/31/1998         141,770         112,299          114,334        119,249
   1/31/1999         145,881         115,014          119,477        120,833
   2/28/1999         136,705         103,947          108,547        111,046
   3/31/1999         147,149         108,645          112,413        112,780
   4/30/1999         148,518         112,888          122,341        122,886
   5/31/1999         145,770         113,503          122,534        124,681
   6/30/1999         167,607         124,127          128,989        130,319
   7/31/1999         162,645         123,688          125,000        126,743
   8/31/1999         167,395         121,954          120,325        122,053
   9/30/1999         176,568         126,375          122,646        122,079
  10/31/1999         199,239         133,743          125,788        122,574
  11/30/1999         220,339         150,618          139,088        129,892
  12/31/1999         271,920         180,988          163,603        144,596
   1/31/2000         266,971         179,104          162,080        142,274
   2/29/2000         363,481         231,579          199,791        165,769
   3/31/2000         315,393         213,402          178,789        154,840
   4/30/2000         290,067         187,021          160,738        145,522
   5/31/2000         250,821         171,731          146,663        137,041
   6/30/2000         280,568         201,975          165,609        148,987
   7/31/2000         251,782         188,834          151,416        144,193
   8/31/2000         293,980         209,143          167,343        155,196
   9/30/2000         284,602         198,786          159,030        150,634
  10/31/2000         256,740         183,871          146,121        143,910
  11/30/2000         190,475         152,559          119,590        129,137
  12/31/2000         222,551         166,052          126,908        140,228
   1/31/2001         212,470         171,112          137,180        147,529
   2/28/2001         165,408         149,206          118,376        137,849
   3/31/2001         140,894         134,714          107,613        131,106
   4/30/2001         166,734         149,258          120,788        141,362
   5/31/2001         162,132         153,303          123,586        144,837
   6/30/2001         166,072         157,168          126,956        149,838
   7/31/2001         142,639         148,407          116,125        141,727
   8/31/2001         126,550         139,621          108,873        137,150
   9/30/2001          99,126         117,830           91,306        118,688
  10/31/2001         110,575         126,465          100,090        125,633
  11/30/2001         118,990         136,265          108,445        135,359
  12/31/2001         123,702         144,519          115,196        143,714
   1/31/2002         117,752         140,149          111,098        142,219
   2/28/2002         103,045         131,668          103,908        138,322
   3/31/2002         109,444         142,433          112,939        149,439
   4/30/2002         105,405         138,675          110,496        150,801
   5/31/2002         100,357         133,112          104,035        144,108
   6/30/2002          91,716         123,221           95,213        136,958
   7/31/2002          78,692         105,745           80,579        116,273
   8/31/2002          77,795         105,592           80,542        115,977
   9/30/2002          71,284          99,188           74,724        107,648
  10/31/2002          75,889         103,420           78,504        111,099
  11/30/2002          80,267         112,083           86,286        121,014
  12/31/2002          72,297         104,595           80,336        114,276
   1/31/2003          69,940         101,833           78,153        111,114
   2/28/2003          69,045          98,659           76,069        107,756
   3/31/2003          68,368         100,694           77,221        109,144
   4/30/2003          75,554         109,016           84,529        119,492
   5/31/2003          83,970         120,133           94,055        132,316
   6/30/2003          85,658         124,204           95,867        134,710
   7/31/2003          91,611         131,466          103,115        143,139
   8/31/2003          98,913         138,438          108,653        149,702
   9/30/2003          96,440         135,037          105,903        146,938
  10/31/2003         104,415         147,289          115,051        159,278
  11/30/2003         107,892         151,211          118,802        164,930
  12/31/2003         103,631         151,426          119,334        168,276
   1/31/2004         111,040         158,511          125,603        175,587
   2/29/2004         106,665         157,915          125,408        177,161
   3/31/2004         106,217         156,824          125,994        178,812
   4/30/2004         101,618         149,160          119,670        169,696
   5/31/2004         104,870         152,272          122,050        172,397
   6/30/2004         109,023         156,613          126,111        179,657
   7/31/2004          99,025         142,796          114,792        167,560
   8/31/2004          94,757         138,170          112,320        166,699
   9/30/2004         100,594         146,064          118,531        174,525
  10/31/2004         101,942         150,159          121,411        177,960
  11/30/2004         107,784         160,674          131,674        193,396
  12/31/2004         113,399         167,766          136,406        199,120
   1/31/2005         111,494         161,416          130,261        190,812
   2/28/2005         113,512         164,605          132,049        194,044
   3/31/2005         110,254         159,074          127,096        188,490
   4/30/2005         104,532         150,187          119,007        177,695
   5/31/2005         111,943         160,140          127,398        189,325
   6/30/2005         117,216         165,737          131,517        196,628
   7/31/2005         124,847         175,850          140,710        209,085
   8/31/2005         123,161         172,813          138,727        205,209
   9/30/2005         124,393         173,752          139,826        205,852
  10/31/2005         118,783         167,867          134,659        199,461
  11/30/2005         125,850         176,867          142,283        209,144
  12/31/2005         125,511         176,718          142,071        208,188
   1/31/2006         140,446         191,121          155,775        226,857
   2/28/2006         138,873         190,374          154,945        226,232
   3/31/2006         146,734         198,307          162,475        237,208
   4/30/2006         146,616         198,975          162,006        237,169
   5/31/2006         137,526         186,594          150,605        223,850
   6/30/2006         135,614         185,040          150,696        225,289
   7/31/2006         129,105         174,949          142,868        217,959
   8/31/2006         133,146         178,473          147,052        224,412
   9/30/2006         134,717         180,804          148,048        226,280
  10/31/2006         141,682         188,972          157,641        239,309
  11/30/2006         143,708         195,344          161,415        245,604
  12/31/2006         143,478         195,545          161,031        246,426
   1/31/2007         148,528         200,474          164,027        250,550
   2/28/2007         150,103         200,093          163,508        248,562
   3/31/2007         151,784         202,191          165,018        251,223
   4/30/2007         157,172         208,025          169,344        255,735
   5/31/2007         166,147         217,572          177,074        266,222
   6/30/2007         167,493         217,008          176,054        262,315
   7/31/2007         161,882         209,090          166,913        244,374
   8/31/2007         167,499         211,877          171,111        249,913
   9/30/2007         178,169         220,129          176,082        254,202


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98
 TOTAL NET ASSETS | $1,076.6 million

PORTFOLIO REVIEW
The Fund significantly outperformed its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2007. Strong stock selection combined with mergers and acquisitions activity and our tilt toward companies and sectors well positioned to benefit from solid global economic growth drove the Fund's performance. All major sectors produced positive returns for the period, with notable performance from the financial services stocks we selected, which avoided major problems related to the subprime mortgage crisis.

Materials and processing and the technology sectors were the strongest performers for the Fund. Although basic materials stocks were among the best performers in the small cap universe during the period, our emphasis on such industrial commodity suppliers as Chaparral Steel, Reliance Steel & Aluminum and other holdings led to a strong return from this sector. In technology, our stock selection drove results, with notable performance from CommScope and Anixter International, which benefited from strong network infrastructure spending. Also, four of our technology holdings agreed to be merged or acquired during the year.

Given their small weight in the Portfolio, automotive and transportation, utilities and consumer staples made the smallest positive contribution. Stock selection within the transportation sector was modestly disappointing, as Celadon Group and Marten Transport declined due to slower US economic growth prospects.

Strong performance in materials and processing stocks led us to take profits in this sector, reducing the Fund's overweight position. For most of the fiscal year the Fund was underweight consumer discretionary stocks. This sector broadly underperformed during the fiscal year, and we selectively added to positions near the end of the period. Mergers and acquisitions activity also resulted in modest changes in sector weightings.

Early in the year, we reduced the Fund's financial services holdings--banks in particular--as we reinforced our conservative stance in light of the flat yield curve and aggressive lending standards prevailing at the time. We also reduced the Fund's REIT holdings, as valuations were no longer compelling and mergers and acquisitions activity in the sector seemed likely to slow.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with strong earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have remained vigorous, all of which sets the stage for a respectable period for equities as 2008 unfolds. In the near term, we expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2007

                                                        SINCE
                    1 YEAR    5 YEARS   10 YEARS   INCEPTION(a)(b)
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                   17.02%      18.61%    10.20          15.03%
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                   16.74       18.31      9.91          14.84
                   ------------------------------------------------
                    LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                   16.41       18.01      9.58          14.48
                   ------------------------------------------------
                    RUSSELL 2000 VALUE INDEX(c)
                    6.09       18.70     10.07          14.22
                   ------------------------------------------------
                    RUSSELL 2000 INDEX(c)
                   12.34       18.75      7.22          11.46
                   ------------------------------------------------
                    LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                   15.02       18.09      8.21            N/A
                   ------------------------------------------------

                             GROSS EXPENSE RATIO (before reductions and reimbursements)*
                            Institutional: 0.90%    Retail: 1.20%           Admin: 1.46%
                            ---------------------------------------------------------------------
                             NET EXPENSE RATIO (after reductions and reimbursements)*
                            Institutional: 0.90%    Retail: 1.15%           Admin: 1.40%
                            ---------------------------------------------------------------------

 * As stated in the most recent prospectus



CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2007(d)(e)

                                     [CHART]

                 Loomis
                 Sayles       Lipper Small       Russell
                 Small Cap   -Cap Core Funds    2000 Value        Russell
                Value Fund   Index(a)(b)(c)     Index(a)(c)    2000 Index(a)(c)
                ----------   --------------    ------------    ----------------
   5/13/1991      $100,000                       $100,000           $100,000
   5/31/1991       102,200                        104,691            104,767
   6/30/1991        98,603                         99,789             98,661
   7/31/1991       106,402                        102,381            102,123
   8/31/1991       114,499                        105,488            105,903
   9/30/1991       114,602                        105,611            106,733
  10/31/1991       116,906                        106,811            109,555
  11/30/1991       114,007                        102,477            104,488
  12/31/1991       130,480       $100,000         109,121            112,855
   1/31/1992       143,750        106,378         118,250            122,000
   2/29/1992       151,800        109,427         123,890            125,558
   3/31/1992       143,649        105,725         122,542            121,309
   4/30/1992       136,337        102,146         120,845            117,059
   5/31/1992       136,541        101,930         124,131            118,615
   6/30/1992       124,635         98,333         120,111            113,006
   7/31/1992       128,087        101,022         124,636            116,938
   8/31/1992       123,912         99,368         122,207            113,638
   9/30/1992       125,275         99,851         124,514            116,259
  10/31/1992       129,246        103,578         127,420            119,954
  11/30/1992       141,576        110,820         135,304            129,133
  12/31/1992       147,621        115,026         140,915            133,632
   1/31/1993       154,382        118,409         148,392            138,155
   2/28/1993       150,832        115,704         148,985            134,964
   3/31/1993       157,136        118,864         154,636            139,343
   4/30/1993       153,129        114,981         150,920            135,518
   5/31/1993       159,668        119,286         155,667            141,515
   6/30/1993       160,466        120,206         157,142            142,398
   7/31/1993       164,366        121,322         159,840            144,364
   8/31/1993       173,192        124,960         166,089            150,600
   9/30/1993       181,107        126,979         170,067            154,850
  10/31/1993       186,033        129,668         173,958            158,836
  11/30/1993       178,927        126,466         169,426            153,608
  12/31/1993       184,062        130,135         174,415            158,860
   1/31/1994       187,964        133,575         180,640            163,841
   2/28/1994       185,107        133,322         180,117            163,248
   3/31/1994       174,426        128,136         172,034            154,629
   4/30/1994       172,473        127,918         173,729            155,548
   5/31/1994       169,868        128,241         173,480            153,802
   6/30/1994       165,825        124,078         168,954            148,579
   7/31/1994       166,738        125,868         172,076            151,020
   8/31/1994       174,558        131,665         178,849            159,435
   9/30/1994       174,435        131,900         176,951            158,902
  10/31/1994       173,267        132,587         173,713            158,274
  11/30/1994       166,371        129,228         166,705            151,882
  12/31/1994       168,800        130,347         171,722            155,963
   1/31/1995       169,323        131,692         170,880            153,995
   2/28/1995       175,893        136,935         177,203            160,401
   3/31/1995       180,096        139,835         178,080            163,164
   4/30/1995       180,619        142,185         183,375            166,792
   5/31/1995       184,303        143,911         187,303            169,659
   6/30/1995       189,298        149,643         193,703            178,461
   7/31/1995       201,905        157,915         200,770            188,740
   8/31/1995       211,617        163,166         206,735            192,645
   9/30/1995       215,553        165,959         209,821            196,085
  10/31/1995       204,387        160,089         201,441            187,316
  11/30/1995       214,239        164,875         209,447            195,186
  12/31/1995       222,958        170,421         215,935            200,336
   1/31/1996       223,404        171,668         217,368            200,120
   2/29/1996       234,619        177,751         220,775            206,358
   3/31/1996       240,015        182,202         225,409            210,558
   4/30/1996       254,272        194,772         231,559            221,817
   5/31/1996       264,748        203,561         237,422            230,558
   6/30/1996       258,500        194,317         234,619            221,091
   7/31/1996       243,947        178,534         222,146            201,780
   8/31/1996       256,168        187,634         231,784            213,495
   9/30/1996       264,827        195,523         238,112            221,839
  10/31/1996       268,720        191,863         240,873            218,420
  11/30/1996       281,565        198,795         253,835            227,419
  12/31/1996       290,856        202,304         262,075            233,380
   1/31/1997       296,033        206,814         266,104            238,044
   2/28/1997       292,185        201,403         268,630            232,272
   3/31/1997       285,815        191,245         261,425            221,312
   4/30/1997       283,129        191,297         265,269            221,929
   5/31/1997       313,905        211,698         286,388            246,618
   6/30/1997       328,627        223,668         300,881            257,187
   7/31/1997       347,457        237,128         313,510            269,155
   8/31/1997       354,719        242,928         318,487            275,313
   9/30/1997       375,860        261,159         339,665            295,465
  10/31/1997       364,021        250,761         330,430            282,485
  11/30/1997       362,674        247,548         334,051            280,658
  12/31/1997       366,409        247,282         345,374            285,570
   1/31/1998       358,348        243,664         339,125            281,064
   2/28/1998       383,720        261,855         359,627            301,846
   3/31/1998       400,833        274,198         374,214            314,295
   4/30/1998       399,070        276,836         376,063            316,034
   5/31/1998       381,950        262,465         362,750            299,014
   6/30/1998       377,023        261,524         360,701            299,643
   7/31/1998       352,629        242,656         332,448            275,385
   8/31/1998       292,224        195,759         280,384            221,911
   9/30/1998       306,981        203,993         296,218            239,277
  10/31/1998       323,128        212,366         305,014            249,036
  11/30/1998       341,417        224,207         313,270            262,084
  12/31/1998       362,449        238,290         323,093            278,302
   1/31/1999       345,450        236,503         315,760            282,000
   2/28/1999       321,061        217,184         294,201            259,160
   3/31/1999       321,254        218,170         291,774            263,206
   4/30/1999       347,436        232,906         318,410            286,791
   5/31/1999       354,419        237,725         328,197            290,980
   6/30/1999       370,794        251,463         340,080            304,138
   7/31/1999       366,196        250,089         332,009            295,793
   8/31/1999       354,001        240,919         319,873            284,846
   9/30/1999       346,213        240,732         313,478            284,908
  10/31/1999       342,820        242,827         307,205            286,062
  11/30/1999       349,951        258,481         308,797            303,142
  12/31/1999       363,774        286,363         318,285            337,458
   1/31/2000       350,278        280,860         309,962            332,039
   2/29/2000       375,043        320,461         328,907            386,870
   3/31/2000       396,308        315,903         330,449            361,364
   4/30/2000       397,140        298,337         332,405            339,619
   5/31/2000       380,142        285,654         327,333            319,825
   6/30/2000       392,611        310,851         336,897            347,705
   7/31/2000       399,168        301,188         348,122            336,518
   8/31/2000       424,116        328,020         363,686            362,194
   9/30/2000       417,754        319,591         361,624            351,549
  10/31/2000       425,524        309,977         360,340            335,856
  11/30/2000       411,865        279,108         353,005            301,380
  12/31/2000       448,109        306,218         390,935            327,263
   1/31/2001       460,566        317,118         401,726            344,302
   2/28/2001       448,776        296,974         401,171            321,711
   3/31/2001       432,620        282,934         394,737            305,974
   4/30/2001       456,414        305,475         413,008            329,910
   5/31/2001       469,741        316,608         423,628            338,019
   6/30/2001       488,061        326,398         440,673            349,691
   7/31/2001       490,892        318,836         430,791            330,762
   8/31/2001       485,198        309,914         429,298            320,079
   9/30/2001       433,912        269,307         381,908            276,992
  10/31/2001       449,186        285,306         391,883            293,202
  11/30/2001       476,541        306,508         420,042            315,901
  12/31/2001       510,233        328,037         445,759            335,399
   1/31/2002       509,519        324,150         451,676            331,911
   2/28/2002       513,900        315,495         454,426            322,814
   3/31/2002       543,758        339,737         488,458            348,760
   4/30/2002       545,226        341,406         505,653            351,938
   5/31/2002       535,194        328,681         488,929            336,318
   6/30/2002       517,319        310,271         478,104            319,631
   7/31/2002       449,808        268,099         407,068            271,357
   8/31/2002       457,140        269,520         405,259            270,666
   9/30/2002       422,672        250,441         376,311            251,228
  10/31/2002       429,773        259,342         381,972            259,283
  11/30/2002       451,304        278,480         412,454            282,423
  12/31/2002       442,730        264,951         394,831            266,698
   1/31/2003       431,219        257,203         383,714            259,316
   2/28/2003       421,904        249,172         370,815            251,481
   3/31/2003       423,128        251,276         374,775            254,719
   4/30/2003       457,867        272,199         410,373            278,871
   5/31/2003       486,483        296,112         452,274            308,797
   6/30/2003       496,748        302,929         459,937            314,386
   7/31/2003       515,823        318,463         482,874            334,057
   8/31/2003       535,373        332,265         501,216            349,373
   9/30/2003       521,935        325,049         495,467            342,924
  10/31/2003       565,204        350,592         535,868            371,722
  11/30/2003       581,651        363,222         556,438            384,913
  12/31/2003       595,611        373,322         576,561            392,722
   1/31/2004       609,191        385,150         596,497            409,784
   2/29/2004       621,009        391,852         608,047            413,458
   3/31/2004       631,318        396,101         616,456            417,311
   4/30/2004       609,474        382,487         584,576            396,035
   5/31/2004       614,228        385,816         591,632            402,338
   6/30/2004       641,561        402,286         621,681            419,282
   7/31/2004       614,936        381,089         593,102            391,050
   8/31/2004       623,730        377,755         598,920            389,041
   9/30/2004       646,309        396,540         622,610            407,304
  10/31/2004       652,578        403,034         632,282            415,322
  11/30/2004       697,214        434,862         688,389            451,346
  12/31/2004       725,661        441,891         704,820            464,706
   1/31/2005       701,714        429,079         677,555            445,317
   2/28/2005       716,450        439,104         691,009            452,860
   3/31/2005       706,133        428,047         676,783            439,896
   4/30/2005       671,391        404,934         641,872            414,704
   5/31/2005       701,402        426,635         681,020            441,846
   6/30/2005       727,284        441,175         711,135            458,889
   7/31/2005       770,121        467,394         751,599            487,962
   8/31/2005       756,798        463,075         734,343            478,915
   9/30/2005       762,626        467,493         733,130            480,417
  10/31/2005       743,712        453,141         714,716            465,500
  11/30/2005       771,527        473,848         743,709            488,098
  12/31/2005       770,987        475,286         738,000            485,868
   1/31/2006       833,746        511,500         799,026            529,437
   2/28/2006       836,497        508,119         798,972            527,979
   3/31/2006       870,208        530,500         837,670            553,595
   4/30/2006       873,863        534,486         839,910            553,505
   5/31/2006       845,724        508,686         805,131            522,420
   6/30/2006       848,177        505,230         815,021            525,779
   7/31/2006       820,950        488,072         803,718            508,671
   8/31/2006       836,548        497,727         827,742            523,731
   9/30/2006       847,842        500,052         835,821            528,091
  10/31/2006       879,042        524,245         878,362            558,498
  11/30/2006       904,447        539,530         903,408            573,189
  12/31/2006       912,135        540,402         911,278            575,108
   1/31/2007       934,208        550,058         924,929            584,732
   2/28/2007       938,319        551,294         913,569            580,092
   3/31/2007       953,144        557,369         924,595            586,303
   4/30/2007       973,827        573,275         934,189            596,834
   5/31/2007     1,021,058        598,020         968,442            621,308
   6/30/2007     1,005,538        591,969         945,869            612,189
   7/31/2007       948,624        560,947         865,363            570,319
   8/31/2007       970,727        563,122         882,702            583,245
   9/30/2007       992,083        575,141         886,687            593,257

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Mark Shank
Manager since June 2003

[PHOTO]


                              DAVID SOWERBY, CFA
                           Manager since August 2005

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 TOTAL NET ASSETS | $6.7 million

PORTFOLIO REVIEW
The Fund outperformed its Benchmark, the S&P 500 Index, for most of the fiscal year ended September 30, 2007, although in the closing quarter some of our selections in healthcare and our allocation to short-term reserves hurt its performance results for the full year.

Sector allocations were positive and added to the Fund's performance. Specifically, we overweighted industrials, information technology and materials (three of the five best-performing sectors) and underweighted financials, the weakest sector in the market during the period. Our weighting in energy was roughly the same as the Benchmark, and this was the market's best-performing sector.

During the 12-month period we increased the Fund's weightings in industrials and information technology, due to their attractive valuations and strong earnings growth. We invested in industrial stocks, such as Boeing, Joy Global, Eaton and Terex. In technology we added Broadridge Financial Solutions and Dell, as well as building our existing position in Corning. In turn, we reduced the Fund's exposure to healthcare on earnings concerns, selling Caremark, Medtronic and Perrigo. In addition, we reduced the Fund's positions in financial stocks exposed to subprime mortgages by selling Bank of America and Bear Stearns. In the case of Bear Stearns, the firm's relatively large exposure to the collaterized debt market, including CDOs (Collaterized Debt Obligations), prompted our sale in May, 2007. We maintained our position in Goldman Sachs, which remains one of the Fund's largest individual holdings.

Industrials, energy and information technology had the greatest impact on Fund performance. In addition to our favorable weightings, the Fund benefited from good stock selection, as Cisco Systems, ConocoPhillips, ExxonMobil and GlobalSantaFe each appreciated substantially.

The healthcare, consumer discretionary and telecommunication services sectors had the smallest impact on the Fund's performance. Healthcare was the only sector that posted a negative total return. Poor stock selection and a slight overweight contributed to the overall negative effect. Although our consumer discretionary and telecommunication services stocks posted healthy gains, our underweights in these sectors diluted the impact.

OUTLOOK
The mid-August lows for the S&P 500 represented an important inflection point for the market. Negative emotions clouded the market and stressed investors, but fundamentals won out, and companies with good earnings and cash flow prospects recovered strongly.

Since that time, the Federal Reserve Board has eased, credit markets have improved, and corporate earnings have held up well. Taken together, these facts should set the stage for a favorable run for stock prices as 2008 unfolds. We expect the stocks of companies that benefit from corporate capital spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and US consumer spending in particular.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED September 30, 2007

                                              SINCE              SINCE
           1 YEAR    5 YEARS  10 YEARS  REGISTRATION(a)(b)  INCEPTION(a)(b)
          ------------------------------------------------------------------
           LOOMIS SAYLES TAX MANAGED EQUITY: INSTITUTIONAL
          15.93%      12.55%    9.14%          9.75%             10.61%
          ------------------------------------------------------------------
           RETURN AFTER TAXES ON DISTRIBUTIONS(c)
          15.62       12.29     6.16           6.91               8.05
          ------------------------------------------------------------------
           RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
          10.33       10.85     6.18           6.84               7.85
          ------------------------------------------------------------------
           S&P 500 INDEX(c)
          16.44       15.45     6.57           8.13              10.16
          ------------------------------------------------------------------
           LIPPER LARGE-CAP CORE FUNDS INDEX(c)
          16.34       13.56     5.69           7.23               8.88
          ------------------------------------------------------------------
           GROSS EXPENSE RATIO (before reductions and reimbursements)*
          Institutional: 1.64%
          ------------------------------------------------------------------
           NET EXPENSE RATIO (after reductions and reimbursements)*
          Institutional: 0.65%
          ------------------------------------------------------------------

 * As stated in the most recent prospectus



CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
 3/7/1997         $25,000              $25,000                   $25,000
 3/31/1997         23,940               23,973                    23,930
 4/30/1997         25,001               25,404                    25,255
 5/31/1997         26,041               26,951                    26,788
 6/30/1997         26,468               28,158                    27,950
 7/31/1997         28,508               30,399                    30,157
 8/31/1997         27,225               28,696                    28,623
 9/30/1997         28,184               30,267                    30,096
10/31/1997         27,268               29,256                    29,168
11/30/1997         27,390               30,611                    30,121
12/31/1997         27,062               31,136                    30,668
 1/31/1998         27,503               31,481                    30,971
 2/28/1998         29,533               33,751                    33,166
 3/31/1998         31,012               35,480                    34,806
 4/30/1998         31,629               35,837                    35,159
 5/31/1998         30,725               35,221                    34,559
 6/30/1998         31,674               36,651                    36,200
 7/31/1998         31,918               36,261                    35,908
 8/31/1998         27,261               31,018                    30,534
 9/30/1998         29,998               33,005                    32,051
10/31/1998         31,255               35,690                    34,455
11/30/1998         32,755               37,853                    36,505
12/31/1998         36,322               40,035                    38,928
 1/31/1999         37,525               41,709                    40,290
 2/28/1999         36,264               40,412                    39,045
 3/31/1999         38,316               42,029                    40,616
 4/30/1999         39,431               43,657                    41,704
 5/31/1999         38,844               42,626                    40,598
 6/30/1999         41,396               44,992                    42,863
 7/31/1999         41,189               43,587                    41,606
 8/31/1999         40,691               43,371                    41,181
 9/30/1999         39,486               42,182                    40,065
10/31/1999         40,015               44,852                    42,520
11/30/1999         40,279               45,763                    43,563
12/31/1999         43,063               48,459                    46,461
 1/31/2000         41,775               46,024                    44,582
 2/29/2000         43,993               45,153                    44,568
 3/31/2000         48,296               49,570                    48,443
 4/30/2000         48,296               48,079                    46,861
 5/31/2000         48,962               47,092                    45,667
 6/30/2000         48,252               48,253                    47,339
 7/31/2000         47,321               47,499                    46,601
 8/31/2000         51,045               50,449                    49,816
 9/30/2000         49,494               47,786                    47,163
10/31/2000         49,449               47,584                    46,617
11/30/2000         48,208               43,832                    42,517
12/31/2000         50,556               44,047                    43,037
 1/31/2001         48,442               45,609                    44,256
 2/28/2001         47,304               41,451                    40,138
 3/31/2001         45,785               38,825                    37,674
 4/30/2001         47,411               41,842                    40,537
 5/31/2001         47,790               42,122                    40,765
 6/30/2001         45,998               41,097                    39,682
 7/31/2001         45,510               40,692                    39,107
 8/31/2001         43,667               38,145                    36,804
 9/30/2001         41,606               35,065                    34,011
10/31/2001         42,309               35,733                    34,812
11/30/2001         43,828               38,474                    37,093
12/31/2001         44,648               38,811                    37,514
 1/31/2002         44,259               38,245                    36,922
 2/28/2002         44,096               37,507                    36,303
 3/31/2002         46,195               38,918                    37,539
 4/30/2002         45,423               36,559                    35,576
 5/31/2002         45,201               36,289                    35,317
 6/30/2002         42,773               33,704                    32,878
 7/31/2002         39,903               31,078                    30,434
 8/31/2002         39,740               31,281                    30,685
 9/30/2002         37,423               27,881                    27,705
10/31/2002         38,804               30,335                    29,857
11/30/2002         39,964               32,121                    31,191
12/31/2002         38,873               30,234                    29,548
 1/31/2003         37,652               29,442                    28,772
 2/28/2003         37,430               29,000                    28,391
 3/31/2003         37,542               29,282                    28,630
 4/30/2003         39,926               31,694                    30,740
 5/31/2003         41,867               33,363                    32,229
 6/30/2003         41,921               33,789                    32,548
 7/31/2003         42,642               34,385                    33,061
 8/31/2003         43,474               35,055                    33,700
 9/30/2003         42,474               34,683                    33,264
10/31/2003         44,360               36,645                    34,892
11/30/2003         44,750               36,968                    35,185
12/31/2003         46,804               38,906                    36,877
 1/31/2004         47,998               39,620                    37,398
 2/29/2004         48,962               40,171                    37,840
 3/31/2004         48,678               39,565                    37,247
 4/30/2004         47,997               38,944                    36,668
 5/31/2004         48,222               39,478                    37,041
 6/30/2004         49,414               40,246                    37,704
 7/31/2004         47,373               38,914                    36,369
 8/31/2004         47,089               39,071                    36,392
 9/30/2004         48,167               39,495                    36,809
10/31/2004         48,282               40,098                    37,307
11/30/2004         50,325               41,720                    38,723
12/31/2004         51,351               43,140                    39,934
 1/31/2005         51,069               42,089                    39,031
 2/28/2005         51,810               42,974                    39,759
 3/31/2005         50,841               42,213                    39,031
 4/30/2005         49,417               41,413                    38,162
 5/31/2005         50,727               42,730                    39,397
 6/30/2005         50,498               42,791                    39,532
 7/31/2005         52,493               44,382                    40,938
 8/31/2005         51,811               43,977                    40,563
 9/30/2005         52,381               44,334                    41,032
10/31/2005         51,296               43,595                    40,540
11/30/2005         52,948               45,243                    42,093
12/31/2005         53,213               45,259                    42,217
 1/31/2006         54,703               46,457                    43,399
 2/28/2006         55,217               46,584                    43,205
 3/31/2006         56,018               47,163                    43,986
 4/30/2006         56,533               47,797                    44,443
 5/31/2006         54,984               46,421                    43,096
 6/30/2006         54,984               46,484                    43,132
 7/31/2006         55,842               46,771                    42,985
 8/31/2006         56,931               47,884                    44,051
 9/30/2006         58,303               49,118                    44,982
10/31/2006         59,626               50,718                    46,480
11/30/2006         60,437               51,682                    47,388
12/31/2006         61,416               52,407                    47,868
 1/31/2007         62,976               53,200                    48,645
 2/28/2007         61,301               52,160                    47,804
 3/31/2007         62,049               52,743                    48,282
 4/30/2007         63,954               55,079                    50,294
 5/31/2007         65,744               57,001                    52,008
 6/30/2007         65,455               56,054                    51,378
 7/31/2007         63,492               54,316                    49,932
 8/31/2007         64,012               55,130                    50,504
 9/30/2007         67,590               57,192                    52,330


 INCEPTION TO SEPTEMBER 30, 2007(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
10/1/1995         $25,000                $25,000                $25,000
10/31/1995         24,500                 24,911                 24,884
11/30/1995         25,100                 26,004                 25,856
12/31/1995         25,105                 26,505                 26,247
 1/31/1996         25,080                 27,407                 27,019
 2/29/1996         25,532                 27,661                 27,348
 3/31/1996         25,532                 27,928                 27,597
 4/30/1996         26,109                 28,339                 27,998
 5/31/1996         26,511                 29,070                 28,557
 6/30/1996         26,336                 29,181                 28,598
 7/31/1996         24,882                 27,892                 27,430
 8/31/1996         25,708                 28,480                 28,053
 9/30/1996         27,060                 30,083                 29,507
10/31/1996         27,712                 30,913                 30,094
11/30/1996         29,716                 33,250                 32,045
12/31/1996         29,024                 32,591                 31,454
 1/31/1997         30,843                 34,627                 33,174
 2/28/1997         30,591                 34,898                 33,134
 3/31/1997         29,707                 33,464                 31,715
 4/30/1997         31,022                 35,462                 33,472
 5/31/1997         32,313                 37,621                 35,503
 6/30/1997         32,843                 39,307                 37,043
 7/31/1997         35,375                 42,434                 39,969
 8/31/1997         33,783                 40,057                 37,935
 9/30/1997         34,972                 42,251                 39,888
10/31/1997         33,836                 40,840                 38,658
11/30/1997         33,988                 42,730                 39,921
12/31/1997         33,580                 43,464                 40,646
 1/31/1998         34,128                 43,945                 41,047
 2/28/1998         36,646                 47,114                 43,957
 3/31/1998         38,482                 49,527                 46,131
 4/30/1998         39,248                 50,025                 46,598
 5/31/1998         38,126                 49,165                 45,802
 6/30/1998         39,304                 51,162                 47,978
 7/31/1998         39,606                 50,618                 47,591
 8/31/1998         33,828                 43,299                 40,468
 9/30/1998         37,224                 46,073                 42,479
10/31/1998         38,784                 49,821                 45,666
11/30/1998         40,645                 52,841                 48,381
12/31/1998         45,072                 55,885                 51,594
 1/31/1999         46,563                 58,222                 53,398
 2/28/1999         44,999                 56,413                 51,749
 3/31/1999         47,546                 58,670                 53,831
 4/30/1999         48,929                 60,942                 55,273
 5/31/1999         48,200                 59,503                 53,807
 6/30/1999         51,367                 62,805                 56,809
 7/31/1999         51,110                 60,844                 55,142
 8/31/1999         50,492                 60,543                 54,580
 9/30/1999         48,997                 58,883                 53,101
10/31/1999         49,654                 62,609                 56,354
11/30/1999         49,982                 63,882                 57,737
12/31/1999         53,435                 67,645                 61,577
 1/31/2000         51,838                 64,246                 59,087
 2/29/2000         54,590                 63,030                 59,068
 3/31/2000         59,929                 69,196                 64,204
 4/30/2000         59,929                 67,114                 62,108
 5/31/2000         60,756                 65,737                 60,526
 6/30/2000         59,875                 67,358                 62,741
 7/31/2000         58,720                 66,305                 61,763
 8/31/2000         63,341                 70,423                 66,024
 9/30/2000         61,415                 66,705                 62,508
10/31/2000         61,360                 66,423                 61,784
11/30/2000         59,820                 61,187                 56,350
12/31/2000         62,733                 61,486                 57,040
 1/31/2001         60,111                 63,667                 58,655
 2/28/2001         58,698                 57,862                 53,196
 3/31/2001         56,814                 54,197                 49,931
 4/30/2001         58,831                 58,408                 53,725
 5/31/2001         59,302                 58,800                 54,028
 6/30/2001         57,078                 57,368                 52,593
 7/31/2001         56,473                 56,804                 51,831
 8/31/2001         54,186                 53,248                 48,779
 9/30/2001         51,628                 48,948                 45,077
10/31/2001         52,500                 49,881                 46,139
11/30/2001         54,385                 53,707                 49,161
12/31/2001         55,402                 54,178                 49,719
 1/31/2002         54,920                 53,387                 48,935
 2/28/2002         54,717                 52,358                 48,115
 3/31/2002         57,322                 54,327                 49,752
 4/30/2002         56,364                 51,033                 47,150
 5/31/2002         56,088                 50,657                 46,807
 6/30/2002         53,076                 47,049                 43,575
 7/31/2002         49,515                 43,382                 40,336
 8/31/2002         49,312                 43,666                 40,668
 9/30/2002         46,437                 38,920                 36,719
10/31/2002         48,150                 42,346                 39,572
11/30/2002         49,590                 44,838                 41,338
12/31/2002         48,236                 42,204                 39,162
 1/31/2003         46,722                 41,099                 38,134
 2/28/2003         46,446                 40,482                 37,628
 3/31/2003         46,585                 40,875                 37,945
 4/30/2003         49,544                 44,242                 40,741
 5/31/2003         51,951                 46,573                 42,715
 6/30/2003         52,019                 47,167                 43,137
 7/31/2003         52,914                 47,999                 43,817
 8/31/2003         53,945                 48,935                 44,665
 9/30/2003         52,705                 48,415                 44,087
10/31/2003         55,045                 51,154                 46,244
11/30/2003         55,529                 51,604                 46,633
12/31/2003         58,078                 54,310                 48,876
 1/31/2004         59,559                 55,307                 49,566
 2/29/2004         60,756                 56,076                 50,151
 3/31/2004         60,404                 55,230                 49,366
 4/30/2004         59,558                 54,363                 48,599
 5/31/2004         59,838                 55,109                 49,093
 6/30/2004         61,316                 56,181                 49,971
 7/31/2004         58,784                 54,321                 48,201
 8/31/2004         58,431                 54,541                 48,233
 9/30/2004         59,769                 55,132                 48,785
10/31/2004         59,912                 55,974                 49,445
11/30/2004         62,447                 58,239                 51,322
12/31/2004         63,721                 60,220                 52,926
 1/31/2005         63,370                 58,753                 51,730
 2/28/2005         64,289                 59,989                 52,695
 3/31/2005         63,087                 58,927                 51,730
 4/30/2005         61,320                 57,809                 50,578
 5/31/2005         62,945                 59,649                 52,215
 6/30/2005         62,662                 59,733                 52,394
 7/31/2005         65,137                 61,955                 54,257
 8/31/2005         64,291                 61,389                 53,760
 9/30/2005         64,998                 61,887                 54,382
10/31/2005         63,652                 60,855                 53,730
11/30/2005         65,702                 63,157                 55,788
12/31/2005         66,030                 63,178                 55,952
 1/31/2006         67,879                 64,851                 57,519
 2/28/2006         68,517                 65,027                 57,262
 3/31/2006         69,511                 65,837                 58,296
 4/30/2006         70,150                 66,721                 58,902
 5/31/2006         68,228                 64,800                 57,118
 6/30/2006         68,228                 64,888                 57,166
 7/31/2006         69,293                 65,289                 56,970
 8/31/2006         70,644                 66,842                 58,383
 9/30/2006         72,346                 68,564                 59,617
10/31/2006         73,989                 70,799                 61,602
11/30/2006         74,995                 72,145                 62,806
12/31/2006         76,210                 73,157                 63,443
 1/31/2007         78,145                 74,263                 64,471
 2/28/2007         76,067                 72,811                 63,357
 3/31/2007         76,995                 73,625                 63,991
 4/30/2007         79,358                 76,887                 66,657
 5/31/2007         81,581                 79,570                 68,929
 6/30/2007         81,222                 78,248                 68,094
 7/31/2007         78,785                 75,822                 66,177
 8/31/2007         79,431                 76,958                 66,936
 9/30/2007         83,871                 79,836                 69,356

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 9 for a description of the Indices and disclosure related to after-tax returns.
(d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES MID CAP GROWTH FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,190.40        $5.49
Hypothetical (5% return before expenses)   $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                     $1,000.00     $1,189.20        $6.86
Hypothetical (5% return before expenses)   $1,000.00     $1,018.80        $6.33

*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,173.80        $5.45
Hypothetical (5% return before expenses)   $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                     $1,000.00     $1,173.10        $6.81
Hypothetical (5% return before expenses)   $1,000.00     $1,018.80        $6.33

*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/07        9/30/07    4/1/07 - 9/30/07
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $1,040.90        $4.66
Hypothetical (5% return before expenses)   $1,000.00     $1,020.51        $4.61

Retail Class
------------
Actual                                     $1,000.00     $1,039.70        $5.88
Hypothetical (5% return before expenses)   $1,000.00     $1,019.30        $5.82

Admin Class
-----------
Actual                                     $1,000.00     $1,038.40        $7.15
Hypothetical (5% return before expenses)   $1,000.00     $1,018.05        $7.08

*Expenses are equal to the Fund's annualized expense ratio of 0.91%, 1.15% and 1.40% for the Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/07                  9/30/07              4/1/07 - 9/30/07
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,089.30                  $3.40
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees, and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund's investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition each quarter the Trustees are provided with detailed statistical information about each Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2007. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by certain of the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Adviser and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds'

Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies or (3) that the Fund's Adviser had taken or is taking steps designed to help improve the Fund's performance.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee reductions and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amount of expenses reduced or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense reductions. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2008.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES MID CAP GROWTH FUND

                                                          SHARES  VALUE (+)
---------------------------------------------------------------------------

COMMON STOCKS - 96.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.8%
BE Aerospace, Inc.(b)(c)                                  24,802 $1,030,027
Precision Castparts Corp.(b)                              10,760  1,592,265
                                                                 ----------
                                                                  2,622,292
                                                                 ----------
BIOTECHNOLOGY - 2.8%
Amylin Pharmaceuticals, Inc.(b)(c)                        12,840    642,000
Celgene Corp.(b)(c)                                       12,395    883,888
                                                                 ----------
                                                                  1,525,888
                                                                 ----------
CAPITAL MARKETS - 1.9%
BlackRock, Inc.(b)                                         5,903  1,023,639
                                                                 ----------
CHEMICALS - 4.8%
CF Industries Holdings, Inc.                              14,808  1,124,075
Mosaic Co. (The)(b)(c)                                    28,531  1,526,979
                                                                 ----------
                                                                  2,651,054
                                                                 ----------
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Stericycle, Inc.(b)(c)                                    30,584  1,748,181
                                                                 ----------
COMMUNICATIONS EQUIPMENT - 4.7%
Ciena Corp.(c)                                            20,175    768,264
Juniper Networks, Inc.(b)(c)                              28,410  1,040,090
Riverbed Technology, Inc.(b)(c)                           19,051    769,470
                                                                 ----------
                                                                  2,577,824
                                                                 ----------
CONSTRUCTION & ENGINEERING - 2.9%
Fluor Corp.(b)                                             5,665    815,647
Foster Wheeler Ltd.(c)                                     5,990    786,367
                                                                 ----------
                                                                  1,602,014
                                                                 ----------
DIVERSIFIED CONSUMER SERVICES - 1.4%
New Oriental Education & Technology Group, Inc., ADR(c)   11,449    762,045
                                                                 ----------
DIVERSIFIED FINANCIAL SERVICES - 4.8%
IntercontinentalExchange, Inc.(b)(c)                      10,970  1,666,343
Nymex Holdings, Inc.(b)                                    7,441    968,669
                                                                 ----------
                                                                  2,635,012
                                                                 ----------
ELECTRICAL EQUIPMENT - 5.1%
First Solar, Inc.(b)(c)                                    7,571    891,410
Roper Industries, Inc.(b)                                 16,888  1,106,164
SunPower Corp., Class A(b)(c)                              9,538    789,937
                                                                 ----------
                                                                  2,787,511
                                                                 ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Mettler-Toledo International, Inc.(c)                     13,169  1,343,238
                                                                 ----------
ENERGY EQUIPMENT & SERVICES - 7.6%
Cameron International Corp.(b)(c)                         12,758  1,177,436
National-Oilwell Varco, Inc.(b)(c)                        11,146  1,610,597
Oceaneering International, Inc.(b)(c)                     18,216  1,380,773
                                                                 ----------
                                                                  4,168,806
                                                                 ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.0%
Gen-Probe, Inc.(b)(c)                                     11,237    748,159
Idexx Laboratories, Inc.(c)                                8,757    959,680
Intuitive Surgical, Inc.(c)                                6,165  1,417,950
Mindray Medical International Ltd., ADR                   16,286    699,484
                                                                 ----------
                                                                  3,825,273
                                                                 ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                          SHARES   VALUE (+)
----------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 1.7%
Ctrip.com International Ltd., ADR(b)                      18,280 $   946,904
                                                                 -----------
HOUSEHOLD DURABLES - 2.5%
Garmin Ltd.(b)                                            11,593   1,384,204
                                                                 -----------
INDUSTRIAL CONGLOMERATES - 1.5%
McDermott International, Inc.(c)                          14,947     808,334
                                                                 -----------
INTERNET & CATALOG RETAIL - 1.9%
Priceline.com, Inc.(b)(c)                                 11,555   1,025,506
                                                                 -----------
INTERNET SOFTWARE & SERVICES - 1.4%
WebMD Health Corp., Class A(b)(c)                         14,616     761,494
                                                                 -----------
LIFE SCIENCE TOOLS & SERVICES - 1.7%
Illumina, Inc.(b)(c)                                      18,050     936,434
                                                                 -----------
MACHINERY - 1.7%
AGCO Corp.(b)(c)                                          18,281     928,126
                                                                 -----------
MEDIA - 2.7%
Central European Media Enterprises Ltd., Class A(b)(c)     7,407     679,296
Focus Media Holding Ltd., ADR(b)(c)                       13,576     787,680
                                                                 -----------
                                                                   1,466,976
                                                                 -----------
OIL, GAS & CONSUMABLE FUELS - 4.0%
Arena Resources, Inc.(b)(c)                                8,809     576,990
Range Resources Corp.(b)                                  20,784     845,077
Southwestern Energy Co.(b)(c)                             17,860     747,441
                                                                 -----------
                                                                   2,169,508
                                                                 -----------
PHARMACEUTICALS - 1.7%
Allergan, Inc.                                            14,409     928,948
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
Intersil Corp., Class A(b)                                24,364     814,489
LDK Solar Co. Ltd., ADR(b)(c)                              7,352     506,553
NVIDIA Corp.(c)                                           38,658   1,400,966
Varian Semiconductor Equipment Associates, Inc.(b)        14,222     761,161
                                                                 -----------
                                                                   3,483,169
                                                                 -----------
SOFTWARE - 2.5%
NAVTEQ(b)(c)                                              13,240   1,032,323
VMware, Inc., Class A(b)(c)                                3,979     338,215
                                                                 -----------
                                                                   1,370,538
                                                                 -----------
SPECIALTY RETAIL - 4.8%
GameStop Corp., Class A(b)(c)                             30,313   1,708,138
Guess?, Inc.(b)                                           18,975     930,344
                                                                 -----------
                                                                   2,638,482
                                                                 -----------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
CROCS, Inc.(b)(c)                                         14,804     995,569
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES - 7.1%
NII Holdings, Inc.(b)(c)                                  17,467   1,434,914
Rogers Communications, Inc., Class B                      22,350   1,017,595
Vimpel-Communications, ADR                                53,994   1,459,998
                                                                 -----------
                                                                   3,912,507
                                                                 -----------

TOTAL COMMON STOCKS
 (Identified Cost $40,003,180)                                    53,029,476
                                                                 -----------

                                                                            PRINCIPAL AMOUNT      VALUE (+)
-----------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 9/28/2007 at 3.750% to be repurchased at
$2,089,653 on 10/01/2007 collateralized by $2,085,000 Federal
National Mortgage Association, 6.060% due 6/06/2017 with a value of
$2,134,519, including accrued interest (Note 2g of Notes to Financial
Statements)                                                                      $ 2,089,000  $   2,089,000
                                                                                              -------------

                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                  13,841,374     13,841,374
                                                                                              -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $15,930,374)                                                                   15,930,374
                                                                                              -------------

TOTAL INVESTMENTS - 125.8%
 (Identified Cost $55,933,554)(a)                                                                68,959,850
 Other assets less liabilities--(25.8)%                                                        (14,163,226)
                                                                                              -------------

TOTAL NET ASSETS - 100.0%                                                                     $  54,796,624
                                                                                              -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2007, the net unrealized appreciation on investments based on a cost of $55,933,935 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an
   excess of value over tax cost                                                              $  13,206,686
   Aggregate gross unrealized depreciation for all investments in which there is an
   excess of tax cost over value                                                                  (180,771)
                                                                                              -------------
   Net unrealized appreciation                                                                $  13,025,915
                                                                                              -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Energy Equipment & Services               7.6%
                 Wireless Telecommunication Services       7.1
                 Healthcare Equipment & Supplies           7.0
                 Semiconductors & Semiconductor Equipment  6.4
                 Electrical Equipment                      5.1
                 Chemicals                                 4.8
                 Specialty Retail                          4.8
                 Diversified Financial Services            4.8
                 Aerospace & Defense                       4.8
                 Communications Equipment                  4.7
                 Oil, Gas & Consumable Fuels               4.0
                 Commercial Services & Supplies            3.2
                 Construction & Engineering                2.9
                 Biotechnology                             2.8
                 Media                                     2.7
                 Household Durables                        2.5
                 Software                                  2.5
                 Electronic Equipment & Instruments        2.4
                 Other, less than 2% each                 16.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                             SHARES  VALUE (+)
------------------------------------------------------------------------------

COMMON STOCKS - 97.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.9%
American Science & Engineering, Inc.(b)                       5,224 $  327,336
Moog, Inc., Class A(b)(c)                                    13,932    612,172
                                                                    ----------
                                                                       939,508
                                                                    ----------
BIOTECHNOLOGY - 4.0%
BioMarin Pharmaceutical, Inc.(b)(c)                          15,839    394,391
Indevus Pharmaceuticals, Inc.(b)(c)                          44,495    307,460
Metabolix, Inc.(b)(c)                                        13,748    333,526
Myriad Genetics, Inc.(b)(c)                                   7,917    412,872
Pharmion Corp.(c)                                             6,341    292,574
Theravance, Inc.(b)(c)                                        8,643    225,496
                                                                    ----------
                                                                     1,966,319
                                                                    ----------
CAPITAL MARKETS - 2.0%
FCStone Group, Inc.(c)                                       12,285    396,437
GFI Group, Inc.(b)(c)                                         6,926    596,467
                                                                    ----------
                                                                       992,904
                                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 13.5%
Advisory Board Co.(b)(c)                                     15,320    895,760
DealerTrack Holdings, Inc.(b)(c)                             12,475    522,453
FTI Consulting, Inc.(b)(c)                                   13,819    695,234
Huron Consulting Group, Inc.(b)(c)                            7,864    571,084
IHS, Inc., Class A(b)(c)                                     13,473    761,090
Information Services Group, Inc.(c)                          23,911    182,919
Innerworkings, Inc.(b)(c)                                    30,425    524,223
Interface, Inc., Class A(b)                                  29,557    533,504
Kenexa Corp.(b)(c)                                           12,682    390,352
McGrath Rentcorp                                             15,162    503,985
On Assignment, Inc.(b)(c)                                    42,216    394,297
Waste Connections, Inc.(b)(c)                                20,774    659,782
                                                                    ----------
                                                                     6,634,683
                                                                    ----------
COMMUNICATIONS EQUIPMENT - 2.6%
Foundry Networks, Inc.(b)(c)                                 32,855    583,834
Harmonic, Inc.(b)(c)                                         32,107    340,655
Sonus Networks, Inc.(b)(c)                                   57,993    353,757
                                                                    ----------
                                                                     1,278,246
                                                                    ----------
COMPUTERS & PERIPHERALS - 1.0%
Brocade Communications Systems, Inc.(b)(c)                   53,996    462,206
                                                                    ----------
DISTRIBUTORS - 1.5%
LKQ Corp.(b)(c)                                              21,364    743,681
                                                                    ----------
DIVERSIFIED CONSUMER SERVICES - 4.7%
Bright Horizons Family Solutions, Inc.(c)                    14,000    599,760
Capella Education Co.(b)(c)                                  10,454    584,483
DeVry, Inc.(b)                                               16,635    615,662
New Oriental Education & Technology Group, Inc., ADR(b)(c)    7,397    492,344
                                                                    ----------
                                                                     2,292,249
                                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Portfolio Recovery Associates, Inc.(b)                        6,946    368,624
                                                                    ----------

                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.4%
Cbeyond, Inc.(b)(c)                              12,161 $  496,047
Cogent Communications Group, Inc.(c)             13,329    311,099
NTELOS Holdings Corp.                            12,974    382,214
                                                        ----------
                                                         1,189,360
                                                        ----------
ELECTRIC UTILITIES - 1.0%
ITC Holdings Corp.(b)                             9,607    476,027
                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
IPG Photonics Corp.(b)(c)                        18,224    358,284
                                                        ----------
ENERGY EQUIPMENT & SERVICES - 3.2%
Exterran Holdings, Inc.(b)(c)                     6,862    551,293
T-3 Energy Services, Inc.(c)                     17,001    724,923
Tesco Corp.(b)(c)                                11,502    312,279
                                                        ----------
                                                         1,588,495
                                                        ----------
HEALTH CARE TECHNOLOGY - 2.7%
Allscripts Healthcare Solutions, Inc.(b)(c)      14,279    385,961
Phase Forward, Inc.(c)                           29,014    580,570
RadNet, Inc.(b)(c)                               41,344    362,174
                                                        ----------
                                                         1,328,705
                                                        ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.6%
Conceptus, Inc.(b)(c)                            17,204    326,532
Hologic, Inc.(b)(c)                               8,486    517,646
Inverness Medical Innovations, Inc.(b)(c)        13,426    742,726
Kyphon, Inc.(b)(c)                                6,722    470,540
Masimo Corp.(c)                                  16,836    432,012
Meridian Bioscience, Inc.(b)                     16,903    512,499
NuVasive, Inc.(b)(c)                              9,699    348,485
Orthofix International NV(c)                      8,380    410,368
PolyMedica Corp.                                  8,723    458,132
                                                        ----------
                                                         4,218,940
                                                        ----------
HEALTHCARE PROVIDERS & SERVICES - 4.6%
inVentiv Health, Inc.(b)(c)                      19,023    833,588
NovaMed, Inc.(b)(c)                               9,547     41,530
Psychiatric Solutions, Inc.(b)(c)                15,530    610,018
Sun Healthcare Group, Inc.(b)(c)                 46,155    771,250
                                                        ----------
                                                         2,256,386
                                                        ----------
HOTELS, RESTAURANTS & LEISURE - 1.4%
Life Time Fitness, Inc.(b)(c)                    10,832    664,435
                                                        ----------
HOUSEHOLD DURABLES - 0.8%
Jarden Corp.(b)(c)                               12,732    393,928
                                                        ----------
INSURANCE - 3.0%
Arch Capital Group Ltd.(b)(c)                     7,164    533,073
National Financial Partners Corp.(b)              9,523    504,529
ProAssurance Corp.(b)(c)                          7,730    416,415
                                                        ----------
                                                         1,454,017
                                                        ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Online Resources Corp.(b)(c)                     28,003    353,958
VistaPrint Ltd.(b)(c)                            15,215    568,584
Vocus, Inc.(b)(c)                                17,312    506,203
                                                        ----------
                                                         1,428,745
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                  SHARES  VALUE (+)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 0.6%
Syntel, Inc.(b)                                    7,179 $  298,503
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Smith & Wesson Holding Corp.(b)(c)                28,666    547,234
                                                         ----------
LIFE SCIENCES TOOLS AND SERVICES - 0.6%
Exelixis, Inc.(b)(c)                              27,935    295,832
                                                         ----------
MACHINERY - 3.2%
Kadant, Inc.(b)(c)                                16,999    475,972
Middleby Corp.(b)(c)                               7,300    471,142
RBC Bearings, Inc.(c)                             16,038    615,057
                                                         ----------
                                                          1,562,171
                                                         ----------
MEDIA - 2.9%
Entravision Communications Corp., Class A(b)(c)   40,029    369,067
Knology, Inc.(b)(c)                               29,890    500,060
Morningstar, Inc.(b)(c)                            8,930    548,302
                                                         ----------
                                                          1,417,429
                                                         ----------
METALS & MINING - 1.2%
Northwest Pipe Co.(b)(c)                          15,916    601,943
                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 3.7%
Arena Resources, Inc.(b)(c)                        5,872    384,616
Carrizo Oil & Gas, Inc.(b)(c)                      8,421    377,766
Helix Energy Solutions Group, Inc.(b)(c)           8,061    342,270
Petrohawk Energy Corp.(b)(c)                      25,568    419,827
TXCO Resources, Inc.(b)(c)                        34,402    308,242
                                                         ----------
                                                          1,832,721
                                                         ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Jones Lang LaSalle, Inc.(b)                        3,024    310,746
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.1%
ATMI, Inc.(b)(c)                                  12,649    376,308
Cavium Network, Inc.(b)(c)                        12,605    409,662
Cypress Semiconductor Corp.(c)                    21,572    630,118
Monolithic Power Systems, Inc.(c)                 19,942    506,527
Netlogic Microsystems, Inc.(b)(c)                 17,200    621,092
Tessera Technologies, Inc.(b)(c)                  15,630    586,125
Volterra Semiconductor Corp.(b)(c)                28,519    350,213
                                                         ----------
                                                          3,480,045
                                                         ----------
SOFTWARE - 6.6%
Blackboard, Inc.(b)(c)                            12,906    591,611
BladeLogic, Inc.(b)(c)                            15,746    403,727
Informatica Corp.(b)(c)                           35,170    552,169
Taleo Corp., Class A(b)(c)                        21,963    558,080
Tyler Technologies, Inc.(b)(c)                    34,453    459,948
Ultimate Software Group, Inc.(b)(c)               18,481    644,987
                                                         ----------
                                                          3,210,522
                                                         ----------
SPECIALTY RETAIL - 1.0%
Dick's Sporting Goods, Inc.(b)(c)                  6,871    461,388
                                                         ----------

                                                                                                SHARES                VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED
TEXTILES APPAREL & LUXURY GOODS - 2.7%
Movado Group, Inc.(b)                                                                           14,467            $     461,787
Quiksilver, Inc.(b)(c)                                                                          23,968                  342,742
Volcom, Inc.(b)(c)                                                                              11,780                  500,886
                                                                                                                  -------------
                                                                                                                      1,305,415
                                                                                                                  -------------
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Aircastle Ltd.(b)                                                                               15,087                  504,207
                                                                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
SBA Communications Corp., Class A(b)(c)                                                         18,763                  661,959
                                                                                                                  -------------

TOTAL COMMON STOCKS
 (Identified Cost $39,743,843)                                                                                       47,525,857
                                                                                                                  -------------

                                                                                      PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 33.0%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $3,603,126 on 10/01/07 collateralized by
$3,590,000 Federal National Mortgage Association, 6.060%
due 6/06/17 with a value of $3,675,263 including accrued
interest (Note 2g of Notes to Financial Statements)                                        $ 3,602,000                3,602,000
                                                                                                                  -------------

                                                                                                SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                            12,566,782               12,566,782
                                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $16,168,782)                                                                                       16,168,782
                                                                                                                  -------------

TOTAL INVESTMENTS - 130.0%
 (Identified Cost $55,912,625)(a)                                                                                 $  63,694,639
 Other assets less liabilities--(30.0)%                                                                            (14,682,445)
                                                                                                                  -------------

TOTAL NET ASSETS - 100.0%                                                                                         $  49,012,194
                                                                                                                  -------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $55,932,068 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $   8,099,353
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (336,782)
                                                                                                                  -------------
   Net unrealized appreciation                                                                                    $   7,762,571
                                                                                                                  -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

HOLDING AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Services & Supplies           13.5%
                 Healthcare Equipment & Supplies           8.6
                 Semiconductors & Semiconductor Equipment  7.1
                 Software                                  6.6
                 Diversified Consumer Services             4.7
                 Healthcare Providers & Services           4.6
                 Biotechnology                             4.0
                 Oil, Gas & Consumable Fuels               3.7
                 Energy Equipment & Services               3.2
                 Machinery                                 3.2
                 Insurance                                 3.0
                 Internet Software & Services              2.9
                 Media                                     2.9
                 Health Care Technology                    2.7
                 Textiles Apparel & Luxury Goods           2.7
                 Communications Equipment                  2.6
                 Diversified Telecommunications Services   2.4
                 Capital Markets                           2.0
                 Other, less than 2% each                 16.6


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES SMALL CAP VALUE FUND

                                             SHARES   VALUE (+)
---------------------------------------------------------------

COMMON STOCKS - 92.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 3.2%
AAR Corp.(b)(c)                             273,301 $ 8,291,952
Argon ST, Inc.(b)(c)                        106,969   2,117,986
Moog, Inc., Class A(b)(c)                   250,546  11,008,991
Teledyne Technologies, Inc.(c)              237,458  12,677,883
                                                    -----------
                                                     34,096,812
                                                    -----------
AUTO COMPONENTS - 0.6%
Gentex Corp.                                293,044   6,282,863
                                                    -----------
AUTOMOBILES - 0.3%
Winnebago Industries, Inc.(b)               117,687   2,810,366
                                                    -----------
BUILDING PRODUCTS - 0.8%
Armstrong World Industries, Inc.(c)         202,079   8,202,387
                                                    -----------
CAPITAL MARKETS - 0.9%
JMP Group, Inc.(b)                          349,813   3,281,246
Stifel Financial Corp.(b)(c)                105,904   6,125,487
                                                    -----------
                                                      9,406,733
                                                    -----------
CHEMICALS - 2.5%
Cytec Industries, Inc.                      142,011   9,712,132
FMC Corp.                                   140,832   7,326,081
Minerals Technologies, Inc.(b)               85,073   5,699,891
Scotts Miracle-Gro Co., Class A              99,484   4,252,941
                                                    -----------
                                                     26,991,045
                                                    -----------
COMMERCIAL BANKS - 7.2%
CVB Financial Corp.(b)                      325,846   3,812,398
East West Bancorp, Inc.(b)                  196,995   7,083,940
First Community Bancorp(b)                  126,481   6,919,776
First Midwest Bancorp, Inc.(b)              189,069   6,458,597
First State Bancorporation(b)               405,914   7,972,151
Hancock Holding Co.(b)                      135,124   5,415,770
IBERIABANK Corp.(b)                         149,863   7,890,287
Pennsylvania Commerce Bancorp, Inc.(b)(c)   103,495   3,260,092
Prosperity Bancshares, Inc.(b)              220,059   7,297,156
Signature Bank(b)(c)                        238,646   8,407,499
Sterling Bancshares, Inc.(b)                709,709   8,097,780
United Community Banks, Inc.(b)             199,904   4,901,646
                                                    -----------
                                                     77,517,092
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.4%
American Ecology Corp.(b)                   211,811   4,488,275
Angelica Corp.                               15,086     297,345
McGrath Rentcorp(b)                         328,737  10,927,218
Rollins, Inc.(b)                            539,089  14,388,285
Standard Parking Corp.(c)                   236,434   9,407,709
Waste Connections, Inc.(c)                  257,791   8,187,442
                                                    -----------
                                                     47,696,274
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.9%
ADTRAN, Inc.(b)                             126,838   2,921,079
Anaren, Inc.(b)(c)                          359,272   5,065,735
CommScope, Inc.(b)(c)                       136,749   6,870,270

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
Harris Stratex Networks, Inc., Class A(b)(c)     393,146 $ 6,868,261
Sirenza Microdevices, Inc.(b)(c)                 554,164   9,581,495
                                                         -----------
                                                          31,306,840
                                                         -----------
COMPUTERS & PERIPHERALS - 0.9%
Electronics for Imaging, Inc.(c)                 270,458   7,264,502
Imation Corp.(b)                                  80,666   1,978,737
                                                         -----------
                                                           9,243,239
                                                         -----------
CONSTRUCTION & ENGINEERING - 0.4%
Michael Baker Corp.(c)                            87,666   4,296,511
                                                         -----------
CONSTRUCTION MATERIALS - 0.6%
Texas Industries, Inc.(b)                         82,115   6,446,027
                                                         -----------
CONSUMER FINANCE - 2.6%
Advanta Corp., Class B                           444,870  12,198,335
Dollar Financial Corp.(b)(c)                     302,094   8,618,742
First Cash Financial Services, Inc.(b)(c)        327,775   7,676,491
                                                         -----------
                                                          28,493,568
                                                         -----------
CONTAINERS & PACKAGING - 1.0%
Greif, Inc.                                       84,101   5,103,249
Rock-Tenn Co., Class A                           188,006   5,433,373
                                                         -----------
                                                          10,536,622
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.6%
INVESTools, Inc.(b)(c)                           412,322   4,984,973
Jackson Hewitt Tax Service, Inc.                  49,042   1,371,214
                                                         -----------
                                                           6,356,187
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Genesis Lease Ltd., ADR                          304,637   7,579,369
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.4%
Iowa Telecommunications Services, Inc.(b)         73,868   1,466,280
SureWest Communications(b)                       130,882   3,273,359
                                                         -----------
                                                           4,739,639
                                                         -----------
ELECTRIC UTILITIES - 1.6%
ALLETE, Inc.(b)                                  152,398   6,821,334
ITC Holdings Corp.                               120,353   5,963,491
Portland General Electric Co.                    158,641   4,410,220
                                                         -----------
                                                          17,195,045
                                                         -----------
ELECTRICAL EQUIPMENT - 3.7%
Acuity Brands, Inc.                               92,567   4,672,782
General Cable Corp.(b)(c)                        193,358  12,978,189
Hubbell, Inc., Class B                           147,971   8,452,104
II-VI, Inc.(b)(c)                                272,260   9,401,138
Lamson & Sessions Co. (The)(c)                   153,471   4,137,578
                                                         -----------
                                                          39,641,791
                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
Agilysys, Inc.                                   304,799   5,151,103
Anixter International, Inc.(b)(c)                100,328   8,272,044
Excel Technology, Inc.(c)                        184,297   4,598,210
Ingram Micro, Inc.(c)                            276,810   5,428,244
KEMET Corp.(b)(c)                                726,426   5,339,231

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Littelfuse, Inc.(c)                              307,383 $10,970,499
Rofin-Sinar Technologies, Inc.(c)                 78,926   5,541,395
X-Rite, Inc.(b)                                  180,601   2,607,878
                                                         -----------
                                                          47,908,604
                                                         -----------
ENERGY EQUIPMENT & SERVICES - 2.6%
Dresser-Rand Group, Inc.(c)                      203,198   8,678,586
Exterran Holdings, Inc.(c)                        75,638   6,076,757
Oceaneering International, Inc.(c)               123,141   9,334,088
TETRA Technologies, Inc.(b)(c)                   181,899   3,845,345
                                                         -----------
                                                          27,934,776
                                                         -----------
FOOD & STAPLES RETAILING - 1.7%
Casey's General Stores, Inc.                     182,396   5,052,369
Spartan Stores, Inc.(b)                          320,001   7,209,622
Winn-Dixie Stores, Inc.(b)(c)                    319,169   5,974,844
                                                         -----------
                                                          18,236,835
                                                         -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.                          163,413   5,690,041
Ralcorp Holdings, Inc.(c)                        142,987   7,981,534
                                                         -----------
                                                          13,671,575
                                                         -----------
GAS UTILITIES - 1.1%
UGI Corp.                                        450,772  11,711,057
                                                         -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.3%
Arrow International, Inc.(b)                     142,107   6,464,448
West Pharmaceutical Services, Inc.(b)            191,376   7,972,724
                                                         -----------
                                                          14,437,172
                                                         -----------
HEALTHCARE PROVIDERS & SERVICES - 1.3%
CorVel Corp.(c)                                  204,411   4,725,982
Healthspring, Inc.(b)(c)                         179,383   3,497,969
inVentiv Health, Inc.(c)                         121,879   5,340,738
                                                         -----------
                                                          13,564,689
                                                         -----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
Ambassadors International, Inc.(b)               163,293   4,005,577
Bob Evans Farms, Inc.(b)                         209,530   6,323,616
CEC Entertainment, Inc.(c)                       142,955   3,841,201
Cosi, Inc.(b)(c)                                 694,781   2,403,942
Morton's Restaurant Group, Inc.(b)(c)            132,704   2,109,994
Triarc Cos., Inc., Class B(b)                    200,777   2,511,720
                                                         -----------
                                                          21,196,050
                                                         -----------
INDUSTRIAL CONGLOMERATES - 0.2%
Walter Industries, Inc.(b)                        77,292   2,079,155
                                                         -----------
INSURANCE - 5.8%
American Equity Investment Life Holding Co.(b)   545,081   5,805,113
Delphi Financial Group, Inc.                     207,167   8,373,690
Employers Holdings, Inc.(b)                      245,063   5,050,748
First Mercury Financial Corp.(c)                 226,818   4,878,855
Midland Co. (The)(b)                             122,262   6,719,519
National Financial Partners Corp.(b)             253,756  13,443,993
Navigators Group, Inc.(c)                        131,447   7,131,000
RLI Corp.(b)                                     118,611   6,727,616
United Fire & Casualty Co.(b)                    103,419   4,042,649
                                                         -----------
                                                          62,173,183
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 2.9%
Broadridge Financial Solutions, Inc.         473,810 $ 8,978,700
Perot Systems Corp., Class A(c)              465,528   7,872,078
Wright Express Corp.(c)                      407,266  14,861,136
                                                     -----------
                                                      31,711,914
                                                     -----------
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Steinway Musical Instruments, Inc.           163,932   4,855,666
                                                     -----------
LIFE SCIENCE TOOLS & SERVICES - 0.6%
PerkinElmer, Inc.                            210,609   6,151,889
                                                     -----------
MACHINERY - 5.0%
Actuant Corp., Class A(b)                    131,265   8,528,287
Barnes Group, Inc.(b)                        147,604   4,711,520
CLARCOR, Inc.(b)                              95,224   3,257,613
Commercial Vehicle Group, Inc.(b)(c)         206,368   2,647,701
ESCO Technologies, Inc.(b)(c)                 79,940   2,657,206
Harsco Corp.                                 168,908  10,011,177
Mueller Water Products, Inc., Class A(b)     409,755   5,076,865
Nordson Corp.                                107,402   5,392,654
RBC Bearings, Inc.(c)                        141,429   5,423,802
Wabtec Corp.                                 176,190   6,600,077
                                                     -----------
                                                      54,306,902
                                                     -----------
MEDIA - 3.6%
Alloy, Inc.(c)                               201,559   1,892,639
Interactive Data Corp.                       251,125   7,081,725
John Wiley & Sons, Inc., Class A             290,926  13,071,305
Journal Communications, Inc., Class A(b)     313,298   2,970,065
Live Nation, Inc.(b)(c)                      371,220   7,888,425
National CineMedia, Inc.(b)                  128,596   2,880,551
PRIMEDIA, Inc.(b)                            210,984   2,962,215
                                                     -----------
                                                      38,746,925
                                                     -----------
METALS & MINING - 1.1%
Haynes International, Inc.(b)(c)              36,233   3,093,211
Reliance Steel & Aluminum Co.(b)             156,692   8,859,366
                                                     -----------
                                                      11,952,577
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
NorthWestern Corp.(b)                        167,516   4,551,410
                                                     -----------
MULTILINE RETAIL - 1.3%
Dollar Tree Stores, Inc.(c)                  339,013  13,743,587
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 3.5%
ATP Oil & Gas Corp.(b)(c)                     98,611   4,637,675
Denbury Resources, Inc.(c)                   151,762   6,782,244
Helix Energy Solutions Group, Inc.(b)(c)     285,862  12,137,701
Mariner Energy, Inc.(b)(c)                   280,723   5,813,773
Penn Virginia Corp.                          195,166   8,583,401
                                                     -----------
                                                      37,954,794
                                                     -----------
PERSONAL PRODUCTS - 1.0%
Alberto-Culver Co.                           454,085  11,256,767
                                                     -----------
PHARMACEUTICALS - 1.2%
Perrigo Co.                                  226,301   4,831,526
Sciele Pharma, Inc.(c)                       307,730   8,007,135
                                                     -----------
                                                      12,838,661
                                                     -----------

                                                            SHARES    VALUE (+)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - 3.1%
Corporate Office Properties Trust REIT(b)                  181,602 $  7,560,091
Health Care REIT, Inc.(b)                                  123,992    5,485,406
Kite Realty Group Trust REIT                               382,486    7,190,737
LaSalle Hotel Properties REIT(b)                           182,907    7,696,727
Potlatch Corp. REIT                                        126,676    5,704,220
                                                                   ------------
                                                                     33,637,181
                                                                   ------------
RETAILERS - 0.4%
Borders Group, Inc.                                        330,616    4,407,111
                                                                   ------------
ROAD & RAIL - 0.6%
Celadon Group, Inc.(b)(c)                                  227,587    2,678,699
Genesee & Wyoming, Inc., Class A(b)(c)                     149,255    4,304,514
                                                                   ------------
                                                                      6,983,213
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
Cohu, Inc.(b)                                              227,949    4,274,044
Diodes, Inc.(b)(c)                                         183,123    5,878,248
Fairchild Semiconductor International, Inc., Class A(c)    285,240    5,328,283
Pericom Semiconductor Corp.(c)                             141,519    1,658,603
Verigy Ltd.(c)                                             266,400    6,582,744
                                                                   ------------
                                                                     23,721,922
                                                                   ------------
SOFTWARE - 3.5%
Epicor Software Corp.(b)(c)                                473,589    6,521,321
Intervoice, Inc.(c)                                        488,483    4,586,855
Parametric Technology Corp.(c)                             205,972    3,588,032
Progress Software Corp.(c)                                 231,622    7,018,147
Quest Software, Inc.(b)(c)                                 322,603    5,535,867
Radiant Systems, Inc.(b)(c)                                335,663    5,313,545
Sybase, Inc.(c)                                            239,014    5,528,394
                                                                   ------------
                                                                     38,092,161
                                                                   ------------
SPECIALTY RETAIL - 1.8%
Jo-Ann Stores, Inc.(b)(c)                                  281,729    5,944,482
Sally Beauty Holdings, Inc.(b)(c)                          715,737    6,047,978
Sonic Automotive, Inc., Class A(b)                         307,175    7,353,769
                                                                   ------------
                                                                     19,346,229
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS - 2.1%
Fossil, Inc.(c)                                            315,059   11,770,604
Hanesbrands, Inc.(c)                                       374,045   10,495,703
                                                                   ------------
                                                                     22,266,307
                                                                   ------------
WATER UTILITIES - 0.7%
American States Water Co.(b)                               106,044    4,135,716
Middlesex Water Co.                                        179,689    3,396,122
                                                                   ------------
                                                                      7,531,838
                                                                   ------------

TOTAL COMMON STOCKS
 (Identified Cost $827,940,058)                                     995,808,560
                                                                   ------------

EXCHANGE TRADED FUND - 1.8%

DIVERSIFIED FINANCIAL SERVICES - 1.8%
iShares Russell 2000 Value Index Fund(b)
 (Identified Cost $20,275,540)                             253,664   19,456,029
                                                                   ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                                   PRINCIPAL AMOUNT                  VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 30.9%

COMMERCIAL PAPER - 6.0%
State Street Boston Corp., 3.250%, 10/1/2007(d)                                        $ 64,079,000             $   64,079,000
                                                                                                                --------------

                                                                                             SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                        268,273,696                268,273,696
                                                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $332,352,696)                                                                                    332,352,696
                                                                                                                --------------

TOTAL INVESTMENTS - 125.2%
 (Identified Cost $1,180,568,294)(a)                                                                             1,347,617,285
 Other assets less liabilities--(25.2)%                                                                          (271,003,371)
                                                                                                                --------------

TOTAL NET ASSETS - 100.0%                                                                                       $1,076,613,914
                                                                                                                --------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $1,180,734,336 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  191,569,8
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   (24,686,94
                                                                                                                --------------
   Net unrealized appreciation                                                                                  $  166,882,949
                                                                                                                --------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Interest Rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITReal Estate Investment Trust

HOLDING AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Commercial Banks                          7.2%
                 Insurance                                 5.8
                 Machinery                                 5.0
                 Electronic Equipment & Instruments        4.4
                 Commercial Services & Supplies            4.4
                 Electrical Equipment                      3.7
                 Media                                     3.6
                 Software                                  3.5
                 Oil, Gas & Consumable Fuels               3.5
                 Aerospace & Defense                       3.2
                 Real Estate                               3.1
                 IT Services                               2.9
                 Communications Equipment                  2.9
                 Consumer Finance                          2.6
                 Energy Equipment & Services               2.6
                 Diversified Financial Services            2.5
                 Chemicals                                 2.5
                 Semiconductors & Semiconductor Equipment  2.2
                 Textiles Apparel & Luxury Goods           2.1
                 Hotels, Restaurants & Leisure             2.0
                 Other, less than 2% each                 24.6


                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                 SHARES VALUE (+)
-----------------------------------------------------------------

COMMON STOCKS - 96.7% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 6.4%
Boeing Co.                                        1,925  $202,106
United Technologies Corp.                         2,813   226,390
                                                        ---------
                                                          428,496
                                                        ---------
BEVERAGES - 2.0%
PepsiCo, Inc.                                     1,780   130,403
                                                        ---------
CAPITAL MARKETS - 8.0%
Franklin Resources, Inc.(b)                       1,334   170,085
Goldman Sachs Group, Inc.                         1,100   238,414
State Street Corp.                                1,850   126,096
                                                        ---------
                                                          534,595
                                                        ---------
CHEMICALS - 4.3%
Ecolab, Inc.(b)                                   3,226   152,266
Praxair, Inc.                                     1,630   136,529
                                                        ---------
                                                          288,795
                                                        ---------
COMMERCIAL BANKS - 1.1%
Zions Bancorporation(b)                           1,081    74,232
                                                        ---------
COMMUNICATIONS EQUIPMENT - 10.3%
Cisco Systems, Inc.(c)                            6,623   219,288
Corning, Inc.(b)(c)                               6,155   151,721
Harris Corp.                                      2,165   125,115
Motorola, Inc.                                    6,400   118,592
QUALCOMM, Inc.                                    1,702    71,926
                                                        ---------
                                                          686,642
                                                        ---------
COMPUTERS & PERIPHERALS - 4.8%
Dell, Inc.(b)(c)                                  3,500    96,600
Hewlett-Packard Co.                               4,515   224,802
                                                        ---------
                                                          321,402
                                                        ---------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Citigroup, Inc.                                   2,381   111,121
                                                        ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.8%
AT&T, Inc.                                        4,351   184,091
                                                        ---------
ENERGY EQUIPMENT & SERVICES - 2.2%
GlobalSantaFe Corp.                               1,927   146,491
                                                        ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.7%
Covidien Ltd.(c)                                  3,100   128,650
Zimmer Holdings, Inc.(c)                          1,481   119,946
                                                        ---------
                                                          248,596
                                                        ---------
HEALTHCARE PROVIDERS & SERVICES - 2.5%
WellPoint, Inc.(c)                                2,119   167,232
                                                        ---------
HOTELS, RESTAURANTS & LEISURE - 2.2%
Marriott International, Inc., Class A             3,300   143,451
                                                        ---------
INSURANCE - 6.1%
Aflac, Inc.(b)                                    2,281   130,108
Allstate Corp.(b)                                 2,352   134,511
Everest Re Group Ltd.(b)                          1,293   142,540
                                                        ---------
                                                          407,159
                                                        ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2007

                                                                        SHARES  VALUE (+)
-----------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 3.4%
Broadridge Financial Solutions, Inc.(b)                                  6,800 $  128,860
Western Union Co.(b)                                                     4,562     95,665
                                                                               ----------
                                                                                  224,525
                                                                               ----------
MACHINERY - 9.9%
Danaher Corp.(b)                                                         2,493    206,196
Dover Corp.                                                              2,524    128,598
Eaton Corp.(b)                                                           1,100    108,944
Joy Global, Inc.(b)                                                      1,900     96,634
Terex Corp.(b)(c)                                                        1,350    120,177
                                                                               ----------
                                                                                  660,549
                                                                               ----------
MEDIA - 2.2%
DIRECTV Group, Inc. (The)(b)(c)                                          6,165    149,686
                                                                               ----------
MULTILINE RETAIL - 1.1%
Macy's, Inc.(b)                                                          2,263     73,140
                                                                               ----------
OIL, GAS & CONSUMABLE FUELS - 9.5%
ConocoPhillips                                                           2,310    202,749
Devon Energy Corp.                                                       2,488    207,001
ExxonMobil Corp.(b)                                                      2,443    226,124
                                                                               ----------
                                                                                  635,874
                                                                               ----------
PERSONAL PRODUCTS - 1.7%
Alberto-Culver Co.(b)                                                    4,540    112,547
                                                                               ----------
PHARMACEUTICALS - 4.3%
Abbott Laboratories(b)                                                   2,975    159,520
Novartis AG, ADR                                                         2,300    126,408
                                                                               ----------
                                                                                  285,928
                                                                               ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Texas Instruments, Inc.(b)                                               4,155    152,031
                                                                               ----------
SOFTWARE - 2.8%
Microsoft Corp.                                                          6,401    188,574
                                                                               ----------
SPECIALTY RETAIL - 1.4%
Gap, Inc. (The)(b)                                                       5,150     94,966
                                                                               ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,911,060)                                                   6,450,526
                                                                               ----------

                                                              PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.3%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/28/07 at 3.750% to be
repurchased at $268,084 on 10/01/07 collateralized by
$270,000 Federal Home Loan Mortgage Corp., 6.625% due
8/28/22 with value of $273,713, including accrued interest
(Note 2g of Notes to Financial Statements)                           $ 268,000    268,000
                                                                               ----------

                                                                                           SHARES                    VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED
State Street Securities Lending Quality Trust(d)                                        1,416,943                 $  1,416,943
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,684,943)                                                                                        1,684,943
                                                                                                                  ------------

TOTAL INVESTMENTS - 122.0%
 (Identified Cost $6,596,003)(a)                                                                                     8,135,469
 Other assets less liabilities--(22.0)%                                                                            (1,465,357)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $  6,670,112
                                                                                                                  ------------

(+)See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2007, the net unrealized appreciation on investments based on a cost of $6,598,957 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  1,581,865
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (45,353)
                                                                                                                  ------------
   Net unrealized appreciation                                                                                    $  1,536,512
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2007.
(c)Non-income producing security.
(d)Represents investments of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2007 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                 Communications Equipment                 10.3%
                 Machinery                                 9.9
                 Oil, Gas & Consumable Fuels               9.5
                 Capital Markets                           8.0
                 Aerospace & Defense                       6.4
                 Insurance                                 6.1
                 Computers & Peripherals                   4.8
                 Chemicals                                 4.3
                 Pharmaceuticals                           4.3
                 Healthcare Equipment & Supplies           3.7
                 IT Services                               3.4
                 Software                                  2.8
                 Diversified Telecommunications Services   2.8
                 Healthcare Providers & Services           2.5
                 Semiconductors & Semiconductor Equipment  2.3
                 Media                                     2.2
                 Energy Equipment & Services               2.2
                 Hotels, Restaurants & Leisure             2.2
                 Beverages                                 2.0
                 Other, less than 2% each                  7.0

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

                                                                               MID CAP GROWTH      SMALL CAP
                                                                                    FUND          GROWTH FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $    55,933,554  $     55,912,625
Net unrealized appreciation                                                        13,026,296         7,782,014
                                                                              ---------------  ----------------
Investments at value                                                               68,959,850        63,694,639
Cash                                                                                      863               922
Receivable for Fund shares sold                                                       248,857           318,852
Receivable for securities sold                                                        426,156           242,728
Dividends and interest receivable                                                       5,796            12,499
Receivable from investment adviser (Note 4)                                             4,541             2,784
Securities lending income receivable                                                    4,989             4,541
                                                                              ---------------  ----------------
    TOTAL ASSETS                                                                   69,651,052        64,276,965
                                                                              ---------------  ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                 13,841,374        12,566,782
Payable for securities purchased                                                      880,502         2,602,305
Payable for Fund shares redeemed                                                       28,016             2,386
Management fees payable (Note 4)                                                       31,578            28,010
Administrative fees payable (Note 4)                                                    2,277             2,020
Deferred Trustees' fees (Note 4)                                                       38,169            35,572
Service and distribution fees payable (Note 4)                                            818               436
Other accounts payable and accrued expenses                                            31,694            27,260
                                                                              ---------------  ----------------
    TOTAL LIABILITIES                                                              14,854,428        15,264,771
                                                                              ---------------  ----------------
NET ASSETS                                                                    $    54,796,624  $     49,012,194
                                                                              ---------------  ----------------
Net Assets consist of:
 Paid-in capital                                                              $   129,929,402  $    240,092,477
 Undistributed (accumulated) net investment income (loss)                             (38,169)          (35,571)
 Accumulated net realized gain (loss) on investments and foreign currency
   transactions                                                                   (88,121,014)     (198,826,726)
 Net unrealized appreciation on investments and foreign currency translations      13,026,405         7,782,014
                                                                              ---------------  ----------------
NET ASSETS                                                                    $    54,796,624  $     49,012,194
                                                                              ---------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $    24,142,724  $     28,087,779
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                        877,540         1,770,040
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $         27.51  $          15.87
                                                                              ---------------  ----------------
RETAIL CLASS
 Net assets                                                                   $    30,653,900  $     20,924,415
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                      1,141,886         1,354,569
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $         26.84  $          15.45
                                                                              ---------------  ----------------
ADMIN CLASS
 Net assets                                                                   $            --  $             --
                                                                              ---------------  ----------------
 Shares of beneficial interest                                                             --                --
                                                                              ---------------  ----------------
 Net asset value, offering and redemption price per share                     $            --  $             --
                                                                              ---------------  ----------------
Value of securities on loan (Note 2)                                          $    13,563,407  $     12,170,425
                                                                              ---------------  ----------------

                See accompanying notes to financial statements.

                        SMALL CAP VALUE    TAX-MANAGED
                             FUND          EQUITY FUND
                        ----------------------------------
                        $  1,180,568,294 $    6,596,003
                             167,048,991      1,539,466
                        ----------------------------------
                           1,347,617,285      8,135,469
                                     508          1,486
                               2,769,573             --
                               1,563,740             --
                                 845,066          3,150
                                  96,161          8,378
                                  86,562            372
                        ----------------------------------
                           1,352,978,895      8,148,855
                        ----------------------------------

                             268,273,696      1,416,943
                               6,084,969             --
                               1,008,979            110
                                 648,431          2,675
                                  46,764            289
                                 112,438         32,950
                                  12,793             --
                                 176,911         25,776
                        ----------------------------------
                             276,364,981      1,478,743
                        ----------------------------------
                        $  1,076,613,914 $    6,670,112
                        ----------------------------------
                        $    815,327,902 $    8,535,072
                                 334,317         81,300

                              93,902,704     (3,485,726)
                             167,048,991      1,539,466
                        ----------------------------------
                        $  1,076,613,914 $    6,670,112
                        ----------------------------------

                        $    534,775,505 $    6,670,112
                        ----------------------------------
                              18,585,095        569,645
                        ----------------------------------
                        $          28.77 $        11.71
                        ----------------------------------
                        $    465,055,220 $           --
                        ----------------------------------
                              16,308,421             --
                        ----------------------------------
                        $          28.52 $           --
                        ----------------------------------
                        $     76,783,189 $           --
                        ----------------------------------
                               2,729,631             --
                        ----------------------------------
                        $          28.13 $           --
                        ----------------------------------
                        $    259,064,000 $    1,386,696
                        ----------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

                                                                                  MID CAP GROWTH     SMALL CAP
                                                                                       FUND         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                         $      133,374  $       67,633
Interest                                                                                  50,697          52,467
Securities lending income (Note 2)                                                        36,263          21,298
Other income (Note 2)                                                                     33,437          13,069
Less net foreign taxes withheld                                                           (3,325)             --
                                                                                  --------------  --------------
                                                                                         250,446         154,467
                                                                                  --------------  --------------

EXPENSES
Management fees (Note 4)                                                                 353,105         213,916
Distribution fees--Retail Class (Note 4)                                                  67,913          12,629
Service and distribution fees--Admin Class (Note 4)                                           --              --
Trustees' fees and expenses (Note 4)                                                      14,435          13,583
Administrative fees (Note 4)                                                              26,121          15,890
Custodian fees and expenses                                                               18,487          18,027
Transfer agent fees and expenses--Institutional Class (Note 4)                            10,111          14,322
Transfer agent fees and expenses--Retail Class (Note 4)                                   35,393           5,273
Transfer agent fees and expenses--Admin Class (Note 4)                                        --              --
Audit and tax services fees                                                               35,877          33,250
Registration fees                                                                         35,425          30,351
Shareholder reporting expenses                                                             5,557             785
Legal fees                                                                                 1,202             713
Miscellaneous expenses                                                                     5,523           4,777
                                                                                  --------------  --------------
Total expenses                                                                           609,149         363,516
Less fee reduction and/or expense reimbursement (Note 4)                                 (70,620)        (65,674)
                                                                                  --------------  --------------
Net expenses                                                                             538,529         297,842
                                                                                  --------------  --------------
Net investment income (loss)                                                            (288,083)       (143,375)
                                                                                  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
REALIZED GAIN ON:
Investments--net                                                                       7,015,226       3,362,779
Foreign currency transactions--net                                                            20              --
                                                                                  --------------  --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                       8,067,150       5,500,407
Foreign currency translations--net                                                           109              --
                                                                                  --------------  --------------
Net realized and unrealized gain on investments and foreign currency transactions     15,082,505       8,863,186
                                                                                  --------------  --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   14,794,422  $    8,719,811
                                                                                  --------------  --------------

*Amount includes $653,450 of net realized gains related to a redemption-in-kind on October 20, 2006. The amount will not be recognized for Federal Income
 Tax purposes.
**Includes a non-recurring special dividend of $1,690,000 and $51,450 for Small
  Cap Value Fund and Tax-Managed Equity Fund, respectively, for which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                       SMALL CAP VALUE     TAX-MANAGED
                            FUND           EQUITY FUND
                       ----------------------------------
                        $   10,312,981** $      129,166**
                             1,757,812           15,996
                               372,968            1,764
                                45,497               --
                                  (913)              --
                       ----------------------------------
                            12,488,345          146,926
                       ----------------------------------

                             7,150,945           33,981
                               932,610               --
                               390,830               --
                                48,325           12,636
                               528,193            3,784
                                72,777           15,736
                               197,673            4,372
                               507,128               --
                               164,278               --
                                38,547           30,883
                                88,035           24,253
                               125,629            1,158
                                24,907              183
                                32,761            3,790
                       ----------------------------------
                            10,302,638          130,776
                              (450,879)         (86,601)
                       ----------------------------------
                             9,851,759           44,175
                       ----------------------------------
                             2,636,586          102,751
                       ----------------------------------

                           100,922,002        1,153,272*
                                    --               --
                       ----------------------------------

                            34,456,656         (241,314)
                                    --               --
                       ----------------------------------
                           135,378,658          911,958
                       ----------------------------------

                        $  138,015,244   $    1,014,709
                       ----------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MID CAP GROWTH FUND


                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                    $  (288,083)       $   (302,912)
Net realized gain on investments and foreign currency transactions                       7,015,246           5,806,076
Net change in net unrealized appreciation (depreciation) on investments and foreign
 currency translations                                                                   8,067,259          (3,169,570)
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                        14,794,422           2,333,594
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
CAPITAL GAINS:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
                                                                                    ------------------ ------------------
Total distributions                                                                             --                  --
                                                                                    ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)                (4,132,735)        (10,159,975)
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                 10,661,687          (7,826,381)
NET ASSETS
Beginning of year                                                                       44,134,937          51,961,318
                                                                                    ------------------ ------------------
End of year                                                                            $54,796,624        $ 44,134,937
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                    $   (38,169)       $    (25,310)
                                                                                    ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                         $  (143,375)       $  (164,347)
Net realized gain on investments                                              3,362,779          2,479,317
Net change in net unrealized appreciation (depreciation) on investments       5,500,407           (935,346)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              8,719,811          1,379,624
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                  --                 --
Retail Class                                                                         --                 --
CAPITAL GAINS:
Institutional Class                                                                  --                 --
Retail Class                                                                         --                 --
                                                                         ------------------ ------------------
TOTAL DISTRIBUTIONS                                                                  --                 --
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     16,896,224          2,617,609
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                 346             18,107
Retail Class                                                                        186              3,369
                                                                         ------------------ ------------------
Total increase in net assets                                                 25,616,567          4,018,709
NET ASSETS
Beginning of year                                                            23,395,627         19,376,918
                                                                         ------------------ ------------------
End of year                                                                 $49,012,194        $23,395,627
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS         $   (35,571)       $   (23,291)
                                                                         ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $    2,636,586      $  2,541,737
Net realized gain on investments                                              100,922,002        94,104,228
Net change in net unrealized appreciation (depreciation) on investments        34,456,656       (18,494,360)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              138,015,244        78,151,605
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                            (2,801,001)       (2,173,458)
Retail Class                                                                   (1,058,622)         (748,627)
Admin Class                                                                      (101,702)          (47,377)
CAPITAL GAINS:
Institutional Class                                                           (50,563,842)      (36,009,634)
Retail Class                                                                  (32,749,822)      (21,502,778)
Admin Class                                                                    (7,983,100)       (6,186,131)
                                                                         ------------------ ------------------
Total distributions                                                           (95,258,089)      (66,668,005)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      235,053,214        80,692,685
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                16,563            17,840
Retail Class                                                                       13,201            11,357
Admin Class                                                                         2,493             2,753
                                                                         ------------------ ------------------
Total increase in net assets                                                  277,842,626        92,208,235
NET ASSETS
Beginning of year                                                             798,771,288       706,563,053
                                                                         ------------------ ------------------
End of year                                                                $1,076,613,914      $798,771,288
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $      334,317      $  1,659,056
                                                                         ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2007 SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $   102,751        $    66,073
Net realized gain on investments                                              1,153,272            210,739
Net change in net unrealized appreciation (depreciation) on investments        (241,314)           657,313
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              1,014,709            934,125
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (75,417)           (54,165)
CAPITAL GAINS:
Institutional Class                                                                  --                 --
                                                                         ------------------ ------------------
Total distributions                                                             (75,417)           (54,165)
                                                                         ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (3,344,828)        (1,034,586)
                                                                         ------------------ ------------------
Total decrease in net assets                                                 (2,405,536)          (154,626)
NET ASSETS
Beginning of year                                                             9,075,648          9,230,274
                                                                         ------------------ ------------------
End of year                                                                 $ 6,670,112        $ 9,075,648
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $    81,300        $    53,966
                                                                         ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                           -----------------------------------------  ----------------------------
               Net asset                                                Dividends    Distributions
                value,         Net         Net realized  Total from        from        from net
               beginning    investment    and unrealized investment   net investment   realized
             of the period  loss/(c)/      gain (loss)   operations       income     capital gains
--------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007       $20.13       $(0.11)/(d)/     $7.49        $7.38          $   --          $--
9/30/2006        19.00        (0.10)           1.23         1.13              --           --
9/30/2005        15.50        (0.10)           3.78         3.68           (0.18)          --
9/30/2004        13.69        (0.13)           1.94         1.81              --           --
9/30/2003        10.70        (0.10)           3.09         2.99              --           --

RETAIL CLASS
9/30/2007       $19.69       $(0.16)/(d)/     $7.31        $7.15          $   --          $--
9/30/2006        18.63        (0.15)           1.21         1.06              --           --
9/30/2005        15.20        (0.14)           3.70         3.56           (0.13)          --
9/30/2004        13.46        (0.16)           1.90         1.74              --           --
9/30/2003        10.55        (0.13)           3.04         2.91              --           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Includes a non-recurring payment of $0.02 per share. See Note 2.

                See accompanying notes to financial statements.

                                                           RATIOS TO AVERAGE NET ASSETS
--------------                                       ------------------------------------------
              Net asset                  Net assets,
                value,                     end of                                      Net     Portfolio
    Total       end of       Total       the period        Net            Gross     investment turnover
distributions the period return (%)/(a)/   (000's)   expenses (%)/(b)/ expenses (%)  loss (%)  rate (%)
--------------------------------------------------------------------------------------------------------

   $   --       $27.51        36.7         $24,143         1.00            1.10       (0.47)      194
       --        20.13         6.0          17,467         1.00            1.12       (0.49)      211
    (0.18)       19.00        23.9          26,159         1.00            1.21       (0.60)      280
       --        15.50        13.2          25,191         1.00            1.17       (0.84)      284
       --        13.69        27.9          23,866         1.00            1.23       (0.88)      248

   $   --       $26.84        36.3         $30,654         1.25            1.43       (0.71)      194
       --        19.69         5.7          26,668         1.25            1.52       (0.72)      211
    (0.13)       18.63        23.6          25,802         1.25            1.50       (0.85)      280
       --        15.20        12.9          25,382         1.25            1.42       (1.10)      284
       --        13.46        27.6          32,813         1.25            1.47       (1.13)      248

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                                  ---------------------------------------------  ----------------------------
                      Net asset         Net                                        Dividends    Distributions
                       value,       investment        Net realized  Total from        from        from net
                      beginning       income         and unrealized investment   net investment   realized
                    of the period (loss)/(c)(d)/      gain (loss)   operations       income     capital gains
-------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2007              $12.00        $(0.06)/(f)/        $3.93        $3.87          $   --        $   --
9/30/2006               11.08         (0.08)              0.99         0.91              --            --
9/30/2005                8.96         (0.08)              2.20         2.12              --            --
9/30/2004                8.59         (0.09)              0.46         0.37              --            --
9/30/2003                6.35         (0.06)              2.30         2.24              --            --

RETAIL CLASS
9/30/2007              $11.71        $(0.09)/(f)/        $3.83        $3.74          $   --        $   --
9/30/2006               10.84         (0.11)              0.97         0.86              --            --
9/30/2005                8.78         (0.11)              2.17         2.06              --            --
9/30/2004                8.45         (0.11)              0.44         0.33              --            --
9/30/2003                6.26         (0.08)              2.27         2.19              --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2007              $27.69        $ 0.12/(f)(g)/      $4.29        $4.41          $(0.17)       $(3.16)
9/30/2006               27.43          0.13               2.70         2.83           (0.15)        (2.42)
9/30/2005               25.75          0.13               4.22         4.35           (0.02)        (2.65)
9/30/2004               21.34          0.04               4.97         5.01           (0.05)        (0.55)
9/30/2003               17.28          0.05               4.01         4.06              --            --

RETAIL CLASS
9/30/2007              $27.46        $ 0.04/(f)(g)/      $4.28        $4.32          $(0.10)       $(3.16)
9/30/2006               27.23          0.06               2.67         2.73           (0.08)        (2.42)
9/30/2005               25.62          0.06               4.20         4.26              --         (2.65)
9/30/2004               21.25         (0.02)              4.95         4.93           (0.01)        (0.55)
9/30/2003               17.25         (0.00)              4.00         4.00              --            --

ADMIN CLASS
9/30/2007              $27.14        $(0.03)/(f)(g)/     $4.22        $4.19          $(0.04)       $(3.16)
9/30/2006               26.94         (0.01)              2.65         2.64           (0.02)        (2.42)
9/30/2005               25.43         (0.00)              4.16         4.16              --         (2.65)
9/30/2004               21.13         (0.08)              4.93         4.85              --         (0.55)
9/30/2003               17.20         (0.05)              3.98         3.93              --            --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share, if applicable.
(e) Includes expense recapture of 0.02%. See Note 4.
(f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively. See Note 2.
(g) Includes a non-recurring special dividend of $0.05 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                                                                            RATIOS TO AVERAGE NET ASSETS
----------------                                                  --------------------------------------------------
                           Net asset                  Net assets,
                             value,                     end of                                           Net        Portfolio
      Total     Redemption   end of       Total       the period        Net            Gross         investment     turnover
  distributions fees/(d)/  the period return (%)/(a)/   (000's)   expenses (%)/(b)/ expenses (%)  income (loss) (%) rate (%)
-----------------------------------------------------------------------------------------------------------------------------

     $   --       $0.00      $15.87        32.3        $ 28,088         1.00            1.23            (0.47)          83
         --        0.01       12.00         8.3          20,414         1.00            1.38            (0.69)         100
         --        0.00       11.08        23.7          15,785         1.00            1.70            (0.85)         227
         --        0.00        8.96         4.3          15,867         1.00            1.31            (0.95)         217
         --          --        8.59        35.3          22,519         1.00            1.19            (0.91)         190

     $   --       $0.00      $15.45        31.9        $ 20,924         1.25            1.50            (0.66)          83
         --        0.01       11.71         8.0           2,981         1.25            1.92            (0.94)         100
         --        0.00       10.84        23.5           3,592         1.25            1.87            (1.14)         227
         --        0.00        8.78         3.9          14,589         1.25            1.52            (1.19)         217
         --          --        8.45        35.0          30,345         1.25            1.43            (1.17)         190


     $(3.33)      $0.00      $28.77        17.0        $534,776         0.89            0.89             0.43           57
      (2.57)       0.00       27.69        11.2         442,714         0.89/(e)/       0.89/(e)/        0.47           62
      (2.67)       0.00       27.43        18.0         403,110         0.90            0.93             0.48           59
      (0.60)       0.00       25.75        23.8         346,356         0.90            0.93             0.16           70
         --          --       21.34        23.5         289,945         0.90            0.94             0.26           74

     $(3.26)      $0.00      $28.52        16.7        $465,055         1.15            1.24             0.15           57
      (2.50)       0.00       27.46        10.9         291,690         1.15            1.20             0.21           62
      (2.65)       0.00       27.23        17.7         235,948         1.15            1.20             0.24           59
      (0.56)       0.00       25.62        23.5         173,411         1.15            1.18            (0.08)          70
         --          --       21.25        23.2         140,152         1.15            1.20            (0.01)          74

     $(3.20)      $0.00      $28.13        16.4        $ 76,783         1.40            1.56            (0.10)          57
      (2.44)       0.00       27.14        10.6          64,367         1.40            1.46            (0.04)          62
      (2.65)       0.00       26.94        17.4          67,505         1.40            1.43            (0.01)          59
      (0.55)       0.00       25.43        23.3          62,680         1.40            1.43            (0.33)          70
         --          --       21.13        22.9          37,411         1.40            1.47            (0.27)          74

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset      Net                                       Dividends    Distributions
                       value,     investment      Net realized  Total from        from        from net
                      beginning     income       and unrealized investment   net investment   realized
                    of the period (loss)/(c)/     gain (loss)   operations       income     capital gains
---------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2007              $10.18       $0.16/(d)/       $1.45        $1.61          $(0.08)         $--
9/30/2006                9.20        0.07             0.97         1.04           (0.06)          --
9/30/2005                8.49        0.05             0.69         0.74           (0.03)          --
9/30/2004                7.66        0.05             0.97         1.02           (0.19)          --
9/30/2003                6.78        0.06             0.85         0.91           (0.03)          --




(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to reduce/reimburse a portion of the Fund's expenses during the period. Without this reduction/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Includes a non-recurring special dividend of $0.08 per share in which the source of the dividend has not been determined by the issuer.

                See accompanying notes to financial statements.

                                                              RATIOS TO AVERAGE NET ASSETS
----------------                                     -----------------------------------------------
                Net asset                Net assets,
                  value,                   end of                                        Net        Portfolio
      Total       end of       Total     the period        Net          Gross        investment     turnover
  distributions the period return (%)(a)   (000's)   expenses (%)(b) expenses (%) income (loss) (%) rate (%)
-------------------------------------------------------------------------------------------------------------

     $(0.08)      $11.71       15.9        $6,670         0.65           1.92           1.51            45
      (0.06)       10.18       11.3         9,076         0.65           1.64           0.71            40
      (0.03)        9.20        8.7         9,230         0.65           2.02           0.59            38
      (0.19)        8.49       13.4         5,202         0.65           3.39           0.59            27
      (0.03)        7.66       13.5         2,490         0.65           1.82           0.81           200

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund"), formerly the Loomis Sayles Aggressive Growth Fund
Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund")

Effective February 1, 2007, the Loomis Sayles Aggressive Growth Fund changed its name to the Loomis Sayles Mid Cap Growth Fund.

Each Fund offers Institutional Class Shares. Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day. The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the recharacterization of distributions received from Real Estate Investment Trusts (REITs) into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal year beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Funds, Management already implemented FIN 48 and has performed an analysis of the Funds' tax positions taken or that will be taken on federal and state tax returns that remain subject to examination (tax years ended
September 30, 2004--2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is

SEPTEMBER 30, 2007

required. Accordingly, there is no impact on the Funds' net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs, net operating losses and redemption in kind transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

                            2007 DISTRIBUTIONS PAID FROM:        2006 DISTRIBUTIONS PAID FROM:
                        ------------------------------------- ------------------------------------
                         ORDINARY     LONG-TERM                ORDINARY    LONG-TERM
FUND                      INCOME    CAPITAL GAINS    TOTAL      INCOME   CAPITAL GAINS    TOTAL
----                    ----------- ------------- ----------- ---------- ------------- -----------
Mid Cap Growth Fund     $        --   $        -- $        -- $       --   $        -- $        --
Small Cap Growth Fund            --            --          --         --            --          --
Small Cap Value Fund     19,298,487    75,959,602  95,258,089  8,314,591    58,353,414  66,668,005
Tax-Managed Equity Fund      75,417            --      75,417     54,165            --      54,165

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                   MID CAP      SMALL CAP     SMALL CAP   TAX-MANAGED
                                 GROWTH FUND   GROWTH FUND    VALUE FUND  EQUITY FUND
                                ------------  -------------  ------------ -----------
Undistributed ordinary income   $         --  $          --  $ 15,021,803 $   114,251
Undistributed long-term
  capital gains                           --             --    79,493,698          --
                                ------------  -------------  ------------ -----------
Total undistributed earnings              --             --    94,515,501     114,251
Capital Loss Carryforward:
 Expires September 30, 2010      (66,978,246)  (139,524,244)           --  (1,693,070)
 Expires September 30, 2011      (21,142,388)   (59,283,040)           --  (1,662,157)
 Expires September 30, 2012               --             --            --    (110,150)
 Expires September 30, 2013               --             --            --     (17,395)
                                ------------  -------------  ------------ -----------
Total capital loss carryforward  (88,120,634)  (198,807,284)           --  (3,482,772)
Deferred net capital losses
  (post-October 2006)                     --             --            --          --
Unrealized appreciation
  (depreciation)                  13,026,024      7,762,571   166,882,949   1,536,512
                                ------------  -------------  ------------ -----------
Total accumulated earnings
  (losses)                      $(75,094,610) $(191,044,713) $261,398,450 $(1,832,009)
                                ------------  -------------  ------------ -----------
Capital loss carryforward
  utilized in the current year  $  7,014,819  $   3,369,487  $         -- $   496,668
                                ------------  -------------  ------------ -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2007 were as follows:

                             VALUE OF        VALUE OF
                        SECURITIES ON LOAN  COLLATERAL
-                       ------------------ ------------
Mid Cap Growth Fund           $ 13,563,407 $ 13,841,374
Small Cap Growth Fund           12,170,425   12,566,782
Small Cap Value Fund           259,064,000  268,273,696
Tax-Managed Equity Fund          1,386,696    1,416,943

I. INDEMNIFICATIONS. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. OTHER INCOME. As a result of an SEC proceeding against an unaffiliated hedge fund, its adviser and other individuals, the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund received settlement payments from a fund created to compensate those parties that may have been harmed by the actions identified in the settlement proceedings. These payments have been included in Other Income in the Statement of Operations.

K. NEW ACCOUNTING PRONOUNCEMENT. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments) were as follows:

FUND                                                 PURCHASES                         SALES
----                                                ------------                    ------------
Mid Cap Growth Fund                                 $ 89,128,337                    $ 93,448,690
Small Cap Growth Fund                                 34,252,553                      23,330,360
Small Cap Value Fund                                 614,153,090                     514,061,749
Tax-Managed Equity Fund/(a)/                           2,907,363                       6,080,535
(a)Tax-Managed Equity Fund had a redemption-in-kind on October 20, 2006. The value of the securities is included in the sales.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                        PERCENTAGE OF
                        AVERAGE DAILY
FUND                     NET ASSETS
----                    -------------
Mid Cap Growth Fund         0.75%
Small Cap Growth Fund       0.75%
Small Cap Value Fund        0.75%
Tax-Managed Equity Fund     0.50%

SEPTEMBER 30, 2007


Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2008 and will be reevaluated on an annual basis. For the year ended September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                              EXPENSE LIMIT AS A PERCENTAGE OF
                                  AVERAGE DAILY NET ASSETS
                        --------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                    ------------------- ------------ -----------
Mid Cap Growth Fund            1.00%           1.25%         --
Small Cap Growth Fund          1.00%           1.25%         --
Small Cap Value Fund           0.90%           1.15%        1.40%
Tax-Managed Equity Fund        0.65%            --           --

For the year ended September 30, 2007, the management fees and reduction of management fees for each Fund were as follows:

                                                           PERCENTAGE OF
                          GROSS    REDUCTION OF    NET     AVERAGE DAILY NET ASSETS
-                       MANAGEMENT  MANAGEMENT  MANAGEMENT ------------------------
FUND                       FEE         FEE         FEE     GROSS         NET
----                    ---------- ------------ ---------- -----        -----
Mid Cap Growth Fund     $  353,105     $ 25,246 $  327,859 0.75%        0.70%
Small Cap Growth Fund      213,916       47,316    166,600 0.75%        0.58%
Small Cap Value Fund     7,150,945           --  7,150,945 0.75%        0.75%
Tax-Managed Equity Fund     33,981           --     33,981 0.50%        0.50%

For the year ended September 30, 2007, in addition to the reduction of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Mid Cap Growth Fund       $ 45,374
Small Cap Growth Fund       18,358
Small Cap Value Fund       450,879
Tax-Managed Equity Fund     86,601

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent the expenses of a Class fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

                          EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                         SEPTEMBER 30, 2008
                        -----------------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS  TOTAL
----                    ------------------- ------------ ----------- --------
Mid Cap Growth Fund                $ 20,701     $ 49,919    $     -- $ 70,620
Small Cap Growth Fund                53,263       12,411          --   65,674
Small Cap Value Fund                     --      325,613     125,266  450,879
Tax-Managed Equity Fund              86,601           --          --   86,601

Loomis Sayles reimbursed the Mid Cap Growth Fund $12,483 for losses incurred in connection with a trading error.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management U.S. Group, L.P.), which is part of Natixis Global Asset Management (formerly IXIS Asset Management), an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. Natixis Asset Management Advisors, L.P. ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is an indirect wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I (formerly IXIS Advisors Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisors Funds Trust II), Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis

Cash Management Trust (formerly IXIS Advisor Cash Management Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreements the Hansberger International Series was added to the Agreement and pays Natixis Advisors monthly its pro rata fees equal to its prorated portion of the above mentioned fees.

New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Mid Cap Growth Fund           $ 26,121
Small Cap Growth Fund           15,890
Small Cap Value Fund           528,193
Tax-Managed Equity Fund          3,784

Effective October 1, 2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

C. SERVICE AND DISTRIBUTION FEES. Natixis Distributors, L.P. ("Natixis Distributors"), (formerly IXIS Asset Management Distributors, L.P.), a wholly owned subsidiary of Natixis U.S, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to their Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2007, the Funds paid the following service and distribution fees:

                        SERVICE FEES    DISTRIBUTION FEES
                        ------------ ------------------------
FUND                    ADMIN CLASS  RETAIL CLASS ADMIN CLASS
----                    ------------ ------------ -----------
Mid Cap Growth Fund         $     --     $ 67,913    $     --
Small Cap Growth Fund             --       12,629          --
Small Cap Value Fund         195,415      932,610     195,415
Tax-Managed Equity Fund           --           --          --

D. SUB-TRANSFER AGENT FEES. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds agreed to pay a portion of the

SEPTEMBER 30, 2007

intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pay the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

                                 SUB - TRANSFER AGENT FEES
                        --------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
----                    ------------------- ------------ -----------
Mid Cap Growth Fund                $  6,201     $ 29,693    $     --
Small Cap Growth Fund                 8,938        2,633          --
Small Cap Value Fund                164,708      459,281     157,906
Tax-Managed Equity Fund                 126           --          --

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2007, amounts rebated under these agreements were as follows:

FUND                    REBATES
----                    -------
Mid Cap Growth Fund     $10,425
Small Cap Growth Fund     3,522
Small Cap Value Fund     55,156
Tax-Managed Equity Fund     446

7. SHAREHOLDERS. At September 30, 2007, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                     PROFIT SHARING
FUND                    PENSION PLAN RETIREMENT PLAN
----                    ------------ ---------------
Mid Cap Growth Fund          340,019         298,886
Small Cap Growth Fund        398,392         346,588
Small Cap Value Fund         349,568         692,309
Tax-Managed Equity Fund           --              --

At September 30, 2007, one shareholder individually owned more than 5% of the Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 9.0% of the Fund; and four shareholders individually owned more than 5% of the Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 25.7% of the Fund;

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                     MID CAP GROWTH FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    -----------    ------------
Issued from the sale of shares         122,987     $  2,932,877        113,035    $  2,403,816
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (113,087)      (2,616,811)      (622,265)    (12,061,960)
                                     ---------     --------------  -------------  -------------
Net change                               9,900     $    316,066       (509,230)   $ (9,658,144)
                                     ---------     --------------  -------------  -------------

                                       Shares         Amount          Shares         Amount
RETAIL CLASS                         ---------     ------------    -----------    ------------
Issued from the sale of shares         404,396     $  9,618,611        466,779    $  9,602,643
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (616,665)     (14,067,412)      (497,710)    (10,104,474)
                                     ---------     --------------  -------------  -------------
Net change                            (212,269)    $ (4,448,801)       (30,931)   $   (501,831)
                                     ---------     --------------  -------------  -------------
Increase (decrease) from
  capital share transactions          (202,369)    $ (4,132,735)      (540,161)   $(10,159,975)
                                     ---------     --------------  -------------  -------------

                                                    SMALL CAP GROWTH FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  ---------     ------------    -----------    ------------
Issued from the sale of shares         227,764     $  3,236,460        514,581    $  6,313,604
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (158,397)      (2,160,742)      (238,173)     (2,861,514)
                                     ---------     --------------  -------------  -------------
Net change                              69,367     $  1,075,718        276,408    $  3,452,090
                                     ---------     --------------  -------------  -------------

                                       Shares         Amount          Shares         Amount
RETAIL CLASS                         ---------     ------------    -----------    ------------
Issued from the sale of shares       1,247,066     $ 17,800,763        118,067    $  1,415,130
Issued in connection with
  the reinvestment of distributions         --               --             --              --
Redeemed                              (147,091)      (1,980,257)      (194,917)     (2,249,611)
                                     ---------     --------------  -------------  -------------
Net change                           1,099,975     $ 15,820,506        (76,850)   $   (834,481)
                                     ---------     --------------  -------------  -------------
Increase (decrease) from
  capital share transactions         1,169,342     $ 16,896,224        199,558    $  2,617,609
                                     ---------     --------------  -------------  -------------

SEPTEMBER 30, 2007


                                                     SMALL CAP VALUE FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   -----------    ------------
Issued from the sale of shares        3,665,690    $ 103,476,796     2,676,286    $ 73,004,753
Issued in connection with
  the reinvestment of distributions   1,908,336       50,494,585     1,409,958      35,671,938
Redeemed                             (2,978,936)     (83,598,708)   (2,792,941)    (76,314,037)
                                     ----------    --------------  -------------  -------------
Net change                            2,595,090    $  70,372,673     1,293,303    $ 32,362,654
                                     ----------    --------------  -------------  -------------

                                       Shares          Amount         Shares         Amount
RETAIL CLASS                         ----------    -------------   -----------    ------------
Issued from the sale of shares        9,567,844    $ 267,672,472     4,178,708    $113,429,036
Issued in connection with
  the reinvestment of distributions   1,279,692       33,617,503       879,102      22,100,621
Redeemed                             (5,159,588)    (145,568,951)   (3,102,060)    (83,870,790)
                                     ----------    --------------  -------------  -------------
Net change                            5,687,948    $ 155,721,024     1,955,750    $ 51,658,867
                                     ----------    --------------  -------------  -------------

                                       Shares          Amount         Shares         Amount
ADMIN CLASS                          ----------    -------------   -----------    ------------
Issued from the sale of shares        1,317,587    $  35,992,658       834,549    $ 22,351,432
Issued in connection with
  the reinvestment of distributions     292,721        7,599,049       237,129       5,902,138
Redeemed                             (1,252,476)     (34,632,190)   (1,206,021)    (31,582,406)
                                     ----------    --------------  -------------  -------------
Net change                              357,832    $   8,959,517      (134,343)   $ (3,328,836)
                                     ----------    --------------  -------------  -------------
Increase (decrease) from
  capital share transactions          8,640,870    $ 235,053,214     3,114,710    $ 80,692,685
                                     ----------    --------------  -------------  -------------

                                                    TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2007 Year Ended September 30, 2006
                                     ----------------------------  ----------------------------

                                       Shares          Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   -----------    ------------
Issued from the sale of shares          136,117    $   1,473,501       110,105    $  1,042,547
Issued in connection with
  the reinvestment of distributions       6,824           70,495         4,870          45,436
Redemptions-in-kind*                   (261,354)      (2,702,405)           --              --
Redeemed                               (203,597)      (2,186,419)     (226,157)     (2,122,569)
                                     ----------    --------------  -------------  -------------
Increase (decrease) from
  capital share transactions           (322,010)   $  (3,344,828)     (111,182)   $ (1,034,586)
                                     ----------    --------------  -------------  -------------
*On October 20, 2006, Natixis US liquidated its position of 261,354 shares. This was accomplished through a redemption-in-kind which included $2,453,150 of securities and
 $249,255 in cash.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Mid Cap Growth Fund (formerly Loomis Sayles Aggressive Growth Fund), Loomis Sayles Small Cap Growth Fund and Loomis Sayles Tax-Managed Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Tax-Managed Equity Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                        QUALIFYING
FUND                    PERCENTAGE
----                    ----------
Small Cap Value Fund        33.97%
Tax-Managed Equity Fund     99.98%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2007.

FUND                   AMOUNT
----                 -----------
Small Cap Value Fund $75,959,602

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2007, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

FUND
----                 -   -
Small Cap Value Fund
Tax-Managed Equity Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  41;
(1940)                   Contract Review    the Belfer Center for Science and         Director, Taubman Centers, Inc.
                          and Governance    International Affairs, John F. Kennedy    (real estate investment trust)
                         Committee Member   School of Government, Harvard
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    41;
(1956)                   Contract Review    Harvard Pilgrim Health Care (health plan) None
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   41;
(1938)                   Chairman of the                                              None
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain         Trustee, since 2003  President and Chief Executive Officer,    41;
(1945)                   Chairman of the    Cain Brothers & Company, Incorporated     Director, Sheridan Healthcare
                         Audit Committee    (investment banking)                      Inc. (physician practice
                                                                                      management) Trustee, Lexington
                                                                                      Strategic Asset Corporation (realty
                                                                                      investment trust)

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 41;
(1943)                   Contract Review    formerly, Professor, John F. Kennedy      Director and Chairman of the
                          and Governance    School of Government, Harvard             Board of Directors, AES
                         Committee Member   University                                Corporation (international power
                                                                                      company)

Jonathan P. Mason      Trustee, since 2007  Chief Financial Officer, Cabot Corp.      41;
(1958)                   Audit Committee    (specialty chemicals); formerly, Vice     None
                              Member        President and Treasurer, International
                                            Paper Company; formerly, Chief Financial
                                            Officer, Carter Holt Harvey (forest
                                            products)

Sandra O. Moose         Chairperson of the  President, Strategic Advisory Services    41;
(1942)                  Board of Trustees   (management consulting); formerly,        Director, Verizon
                          since November    Senior Vice President and Director, The   Communications; Director, Rohm
                               2005         Boston Consulting Group, Inc.             and Haas Company (specialty
                       Trustee, since 2003  (management consulting)                   chemicals); Director, AES
                       Ex officio member of                                           Corporation (international power
                            the Audit                                                 company)
                          Committee and
                         Contract Review
                          and Governance
                            Committee

Cynthia L. Walker      Trustee, since 2005  Executive Dean for Administration         41;
(1956)                   Audit Committee    (formerly, Dean for Finance & CFO),       None
                              Member        Harvard Medical School

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                             NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND
NAME AND YEAR OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**              OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief   President, Chairman, Director and Chief                41;
(1947)                   Executive Officer  Executive Officer, Loomis, Sayles &                    None
555 California Street   and Trustee, since  Company, L.P.;
San Francisco, CA 94104   2002 for Loomis
                          Sayles Funds I;
                          Chief Executive
                        Officer and Trustee
                          since 2002 for
                           Loomis Sayles
                             Funds II

John T. Hailer/2/         Executive Vice    President and Chief Executive Officer,                 41;
(1960)                     President and    Natixis Asset Management Advisors, L.P.,               None
                        Trustee, since 2003 Natixis Distributors, L.P., Natixis Global for Loomis Sayles  Associates, Inc. and Natixis Global Asset
                        Funds I; President  Management North America; President
                        and Trustee, since  and Chief Executive Officer, Natixis
                          2003 for Loomis   Funds Trust I, Natixis Funds Trust II,
                          Sayles Funds II   Natixis Funds Trust III, Natixis Funds
                                            Trust IV, Natixis Cash Management
                                            Trust, and Hansberger International
                                            Series;

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.
1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH
                        OF TIME SERVED AND                           PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH   TERM OF OFFICE*                              DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUST
 Coleen Downs Dinneen  Secretary, Clerk and Senior Vice President, General Counsel, Secretary and Clerk (formerly,
 (1960)                Chief Legal Officer, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis
                         since September    Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset
                               2004         Management Advisors, L.P.

 Daniel J. Fuss           Executive Vice    Vice Chairman and Director, Loomis, Sayles & Company, L.P.
 (1933)                  President, since
 One Financial Center       June 2003
 Boston, MA 02111

 Russell L. Kane         Chief Compliance   Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy
 (1969)                 Officer, since May  General Counsel, Assistant Secretary and Assistant Clerk, Natixis
                         2006; Assistant    Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice
                       Secretary since June President, Associate General Counsel, Assistant Secretary and Assistant
                         2004; Anti-Money   Clerk, Natixis Distribution Corporation; formerly, Senior Counsel,
                        Laundering Officer  Columbia Management Group.
                         since April 2007

 Michael C. Kardok     Treasurer, Principal Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis
 (1959)                   Financial and     Distributors, L.P.; formerly, Senior Director, PFPC Inc.
                       Accounting Officer,
                        since October 2004

 Robert Krantz            Executive Vice    Executive Vice President, Natixis Distributors, L.P. and Natixis Asset
 (1964)                  President, since   Management Advisors, L.P.
                          September 2007

* Each officer of the Trusts serve for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

[LOGO]
NATIXIS
  FUNDS

ANNUAL REPORT


                                                             September 30, 2007


      Loomis Sayles Investment Grade Bond Fund

[LOGO] LOOMIS SAYLES & COMPANY, L.P.

                                    [GRAPHIC]



TABLE OF CONTENTS

Management Discussion and Performance.................................... page 1

Portfolio of Investments..................................................page 7

Financial Statements.................................................... page 15

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE



Objective:
High total investment return through a combination of current income and capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

--------------------------------------------------------------------------------
Fund Inception:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Daniel Fuss, CFA, CIC
Steven Kaseta, CFA

Associate Managers:
Matthew J. Eagan, CFA
Kathleen Gaffney, CFA
Elaine Stokes
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LIGRX
                                 Class B LGBBX
                                 Class C LGBCX
                                 Class Y LSIIX
                                 Class J LIGJX

--------------------------------------------------------------------------------
What You Should Know:
This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion
--------------------------------------------------------------------------------

U.S. fixed-income securities provided positive returns for the 12 months ended September 30, 2007, despite volatility in July and early August, when concerns about defaults in subprime mortgages began to spread into other markets. The Federal Reserve Board fought the liquidity crunch in stages, ultimately cutting the federal funds rate from 5.25% to 4.75%, which restored market stability in the closing weeks of September.

For the fiscal year ended September 30, 2007, Loomis Sayles Investment Grade Bond Fund returned 9.14% based on the net asset value of Class A shares and $0.62 in reinvested dividends. For the same period, the fund's benchmark, the Lehman U.S. Government/Credit Index, returned 5.08%, and the average return of funds in Morningstar's Intermediate-Term Bond category was 4.24%. The fund's 30-day SEC yield on Class A shares was 4.98% at the end of September 2007.

LONG DURATION WAS POSITIVE FOR PERFORMANCE
Several factors helped the fund outperform its benchmark and peer group. The fund maintained a long duration throughout the fiscal year, emphasizing long-maturity Treasuries and fixed-income securities rated AAA by Moody's Investor Services. Even though the fund was underweight in U.S. Treasuries relative to the benchmark, the securities the fund held had a longer duration, amplifying their positive results. Similarly, the fund's position in high-quality (AAA-rated) corporate bonds was less than the benchmark, but the fund's holdings were about three years longer in duration, contributing to the fund's performance lead.

Duration is a measure of a portfolio's price sensitivity to changes in interest rates. A longer duration is a more aggressive strategy. We started the fiscal year last October with a duration about 120% longer than the Lehman benchmark and ended the period at 170% longer, or 8.7 years versus 5.1 for the benchmark. This benefited the fund as interest rates generally trended lower.

OVERALL QUALITY AND SELECTION CONTRIBUTED TO RESULTS
As the fiscal year progressed, we rotated toward higher-quality investments, adopting a more defensive positioning with respect to credit risk. We increased the fund's Treasury allocation and reduced exposure to high-yield corporate bonds as price volatility in the bond market escalated and investors sought safe havens. This shift in emphasis boosted the fund's total return, as did good selection of both high-yield and investment-grade bonds. The average credit quality of portfolio securities at the end of the period was A1. Our most helpful sector strategy was to underweight financial issues and mortgage-backed securities.

FOREIGN CURRENCIES WERE POSITIVE, U.S. AGENCIES DETRACTED
The lion's share of the fund's strong performance during the fiscal year can be attributed to non-dollar issues, which are not part of the benchmark. The largest foreign contributor from a currency standpoint was the Canadian dollar, followed by the fund's holdings in bonds denominated in the Brazilian real. Both of these currencies gained on the dollar during the year, as both countries benefited from rising commodities prices.

U.S. agency securities performed well during fiscal 2007, but the fund had only a small position in these bonds relative to the Lehman benchmark. The fund was also overweight in investment-grade industrial and utility bonds, which generated only modest returns.

U.S. ECONOMY EXPECTED TO SLOW
As 2008 begins to unfold, we expect the bond market to react to a deceleration of U.S. economic growth. We believe the credit crunch will hit the economy hardest in the closing quarter of 2007, slowing real (inflation-adjusted) growth. Declining interest rates should boost returns on Treasuries, which constitute the most interest-rate sensitive sector in the market.

We also believe some sectors that underperformed during the recent investor flight to quality may generate improved performance. For example, in the wake of their recent price declines, we think mortgage-backed securities are undervalued. We are anticipating improving conditions in that sector, particularly if the economy avoids recession and corporate profit growth continues at a healthy, albeit slower pace.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through September 30, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1,4/


                                     [CHART]

                    September 30, 1997 through September 30, 2007

                                 Maximum            Lehman
              Net Asset           Sales         U.S. Government/
               Value/2/         Charge/3/        Credit Index
               --------         ---------      ---------------
   9/30/1997    $10,000        $  9,550            $10,000
  10/31/1997     10,147           9,690             10,160
  11/30/1997     10,129           9,673             10,214
  12/31/1997     10,148           9,691             10,321
   1/31/1998     10,243           9,782             10,466
   2/28/1998     10,272           9,810             10,445
   3/31/1998     10,396           9,929             10,477
   4/30/1998     10,437           9,967             10,530
   5/31/1998     10,495          10,023             10,643
   6/30/1998     10,475          10,004             10,751
   7/31/1998     10,344           9,879             10,760
   8/31/1998      9,901           9,455             10,970
   9/30/1998     10,127           9,672             11,284
  10/31/1998     10,026           9,575             11,204
  11/30/1998     10,358           9,892             11,271
  12/31/1998     10,446           9,976             11,299
   1/31/1999     10,613          10,136             11,379
   2/28/1999     10,477          10,006             11,108
   3/31/1999     10,717          10,235             11,164
   4/30/1999     10,970          10,477             11,191
   5/31/1999     10,875          10,385             11,076
   6/30/1999     10,843          10,355             11,041
   7/31/1999     10,650          10,171             11,011
   8/31/1999     10,612          10,134             11,002
   9/30/1999     10,757          10,273             11,101
  10/31/1999     10,755          10,271             11,130
  11/30/1999     10,784          10,299             11,124
  12/31/1999     10,827          10,340             11,056
   1/31/2000     10,827          10,340             11,053
   2/29/2000     11,170          10,668             11,191
   3/31/2000     11,325          10,815             11,353
   4/30/2000     11,031          10,535             11,298
   5/31/2000     10,927          10,435             11,288
   6/30/2000     11,244          10,738             11,518
   7/31/2000     11,378          10,866             11,640
   8/31/2000     11,593          11,072             11,804
   9/30/2000     11,498          10,981             11,849
  10/31/2000     11,405          10,892             11,923
  11/30/2000     11,623          11,100             12,127
  12/31/2000     12,014          11,473             12,366
   1/31/2001     12,214          11,665             12,574
   2/28/2001     12,308          11,754             12,703
   3/31/2001     12,149          11,603             12,762
   4/30/2001     11,964          11,425             12,666
   5/31/2001     12,071          11,528             12,739
   6/30/2001     12,132          11,586             12,800
   7/31/2001     12,440          11,880             13,119
   8/31/2001     12,722          12,150             13,287
   9/30/2001     12,463          11,902             13,410
  10/31/2001     13,006          12,421             13,750
  11/30/2001     12,823          12,246             13,524
  12/31/2001     12,693          12,122             13,418
   1/31/2002     12,781          12,205             13,516
   2/28/2002     12,907          12,326             13,631
   3/31/2002     12,601          12,034             13,354
   4/30/2002     12,964          12,381             13,613
   5/31/2002     13,129          12,538             13,739
   6/30/2002     13,100          12,510             13,856
   7/31/2002     12,850          12,271             14,022
   8/31/2002     13,311          12,712             14,337
   9/30/2002     13,335          12,735             14,645
  10/31/2002     13,255          12,658             14,505
  11/30/2002     13,535          12,926             14,514
  12/31/2002     14,038          13,406             14,898
   1/31/2003     14,277          13,634             14,898
   2/28/2003     14,587          13,930             15,163
   3/31/2003     14,658          13,998             15,144
   4/30/2003     15,159          14,477             15,305
   5/31/2003     15,913          15,197             15,740
   6/30/2003     15,989          15,270             15,677
   7/31/2003     15,226          14,541             15,020
   8/31/2003     15,300          14,611             15,119
   9/30/2003     16,086          15,362             15,598
  10/31/2003     16,046          15,324             15,401
  11/30/2003     16,346          15,610             15,442
  12/31/2003     16,754          16,001             15,594
   1/31/2004     16,868          16,109             15,735
   2/29/2004     16,998          16,233             15,928
   3/31/2004     17,178          16,405             16,074
   4/30/2004     16,505          15,762             15,581
   5/31/2004     16,366          15,630             15,501
   6/30/2004     16,492          15,750             15,565
   7/31/2004     16,690          15,939             15,729
   8/31/2004     17,156          16,384             16,062
   9/30/2004     17,492          16,705             16,118
  10/31/2004     17,861          17,058             16,258
  11/30/2004     18,115          17,300             16,077
  12/31/2004     18,336          17,511             16,248
   1/31/2005     18,228          17,408             16,361
   2/28/2005     18,346          17,521             16,253
   3/31/2005     18,132          17,316             16,138
   4/30/2005     18,153          17,336             16,380
   5/31/2005     18,237          17,416             16,586
   6/30/2005     18,436          17,606             16,694
   7/31/2005     18,391          17,564             16,506
   8/31/2005     18,715          17,873             16,753
   9/30/2005     18,689          17,848             16,534
  10/31/2005     18,502          17,669             16,392
  11/30/2005     18,585          17,749             16,476
  12/31/2005     18,715          17,873             16,633
   1/31/2006     19,019          18,163             16,602
   2/28/2006     19,097          18,237             16,647
   3/31/2006     18,814          17,967             16,464
   4/30/2006     19,111          18,251             16,413
   5/31/2006     19,004          18,149             16,404
   6/30/2006     18,964          18,111             16,441
   7/31/2006     19,163          18,301             16,655
   8/31/2006     19,608          18,726             16,919
   9/30/2006     19,743          18,855             17,084
  10/31/2006     20,035          19,134             17,192
  11/30/2006     20,314          19,400             17,393
  12/31/2006     20,162          19,254             17,261
   1/31/2007     20,125          19,220             17,247
   2/28/2007     20,584          19,658             17,544
   3/31/2007     20,485          19,564             17,514
   4/30/2007     20,836          19,898             17,617
   5/31/2007     20,884          19,944             17,465
   6/30/2007     20,765          19,830             17,428
   7/31/2007     20,866          19,927             17,602
   8/31/2007     21,098          20,149             17,827
   9/30/2007     21,549          20,580             17,952

Average Annual Returns -- September 30, 2007/4/


                                             1 YEAR 5 YEARS 10 YEARS
CLASS A/1/
Net Asset Value/2/                            9.14%  10.07%   7.98%
With Maximum Sales Charge/3/                  4.28    9.07    7.48

CLASS B/1/
Net Asset Value/2/                            8.17    9.14    7.03
With CDSC/5/                                  3.17    8.85    7.03

CLASS C/1/
Net Asset Value/2/                            8.28    9.16    7.04
With CDSC/5/                                  7.28    9.16    7.04

CLASS Y/1/
Net Asset Value/2/                            9.32   10.40    8.27

CLASS J/1/
Net Asset Value/2/                            8.52    9.57    7.46
With Sales Charge/5/                          4.73    8.79    7.08
--------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR 5 YEARS 10 YEARS
Lehman U.S. Government/Credit Index           5.08%   4.16%   6.03%
Morningstar Intermediate-Term Bond Fund Avg.  4.24    4.08    5.19

See page 3 for a description of the index/average.
All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y, the successor to the fund's Institutional Class, is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       9/30/2007  9/30/2006
------------------------------------------
Aaa                    40.4       27.4
------------------------------------------
Aa                      2.0       13.0
------------------------------------------
A                       7.6        9.1
------------------------------------------
Baa                    37.1       30.1
------------------------------------------
Ba                      3.9        9.1
------------------------------------------
B                       1.2        2.8
------------------------------------------
Caa                     1.8        0.0
------------------------------------------
Not Rated*              3.4        5.1
------------------------------------------
Short-term and other    2.6        3.4
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.
 EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class Gross Expense Ratio/6/ Net Expense Ratio/7/
-------------------------------------------------------
     A              0.92%                 0.92%
-------------------------------------------------------
     B              1.89                  1.70
-------------------------------------------------------
     C              1.70                  1.70
-------------------------------------------------------
     Y              0.63                  0.55
-------------------------------------------------------
     J              1.30                  1.30
-------------------------------------------------------

NOTES TO CHARTS
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.
/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Institutional Class became the Class Y on 9/12/03. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect Class Y's then current expense cap arrangements. For periods prior to the inception of Class J Shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart compares the performance of Class A shares at net asset value, to the performance of Class A shares including the maximum sales charge of 4.50%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower. /5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.
/6/Before reductions and reimbursements.
/7/After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/08.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged
 index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund's website at www.funds.natixis.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSE PAID DURING PERIOD*
LOOMIS SAYLES INVESTMENT GRADE BOND FUND         4/1/07                9/30/07             4/1/07 - 9/30/07
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,051.90                  $4.27
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.91                  $4.20
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,046.70                  $8.72
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,047.80                  $8.11
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.15                  $7.99
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,052.40                  $2.83
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,022.31                  $2.79
-----------------------------------------------------------------------------------------------------------------
CLASS J
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.50                  $6.47
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.75                  $6.38
-----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after reduction/reimbursement): 0.83%, 1.70%,1.58%, 0.55% and 1.26% for Class A, B, C, Y and J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark,
(ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund's adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Fund's shares,
(iv) the procedures employed to determine the value of the Fund's assets,
(v) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund's investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund's peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund's portfolio.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June, 2007. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser and its affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


With respect to the Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement. The Trustees also considered the Adviser's performance and reputation generally, the Fund's performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund's advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that the Fund currently has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2008.

     LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2007

   Principal
  Amount (++)      Description                                               Value (+)
-----------------------------------------------------------------------------------------
Bonds and Notes -- 90.1% of Net Assets
Non-Convertible Bonds -- 89.4%
                   Airlines -- 1.9%
$     13,435,000   Continental Airlines, Inc., Series A,
                   5.983%, 4/19/2022                                      $    13,017,709
       8,115,000   Qantas Airways Ltd.,
                   6.050%, 4/15/2016, 144A                                      8,056,207
      18,385,000   United Air Lines, Inc., Series 2007-1,
                   6.636%, 7/02/2022                                           17,833,450
                                                                          ---------------
                                                                               38,907,366
                                                                          ---------------
                   Asset-Backed Securities -- 0.1%
         649,647   Community Program Loan Trust, Series 1987-A, Class A4,
                   4.500%, 10/01/2018                                             643,272
       1,700,000   Community Program Loan Trust, Series 1987-A, Class A5,
                   4.500%, 4/01/2029                                            1,595,761
                                                                          ---------------
                                                                                2,239,033
                                                                          ---------------
                   Automotive -- 1.5%
      10,665,000   Cummins, Inc.,
                   5.650%, 3/01/2098                                            8,047,617
       1,389,000   Cummins, Inc.,
                   6.750%, 2/15/2027                                            1,372,606
         665,000   Cummins, Inc.,
                   7.125%, 3/01/2028(b)                                           686,372
       1,990,000   Ford Motor Co.,
                   6.375%, 2/01/2029(b)                                         1,462,650
         130,000   Ford Motor Co.,
                   6.500%, 8/01/2018(b)                                           104,650
         260,000   Ford Motor Co.,
                   6.625%, 2/15/2028                                              193,700
       5,185,000   Ford Motor Co.,
                   6.625%, 10/01/2028(b)                                        3,862,825
       8,730,000   Ford Motor Co.,
                   7.450%, 7/16/2031(b)                                         6,853,050
         245,000   Ford Motor Co.,
                   7.500%, 8/01/2026                                              184,362
       1,985,000   Ford Motor Credit Co.,
                   5.700%, 1/15/2010                                            1,866,700
         700,000   Ford Motor Credit Co.,
                   7.375%, 10/28/2009                                             686,390
       1,540,000   Ford Motor Credit Co.,
                   8.000%, 12/15/2016                                           1,440,678
       5,315,000   General Motors Corp.,
                   8.250%, 7/15/2023                                            4,650,625
         110,000   General Motors Corp.,
                   8.375%, 7/15/2033(b)                                            96,387
                                                                          ---------------
                                                                               31,508,612
                                                                          ---------------
                   Banking -- 3.4%
       2,595,000   BAC Capital Trust VI,
                   5.625%, 3/08/2035                                            2,318,077
   2,120,000,000   Barclays Financial LLC,
                   4.060%, 9/16/2010, (KRW), 144A                               2,285,625
     140,000,000   Barclays Financial LLC,
                   4.160%, 2/22/2010, (THB), 144A                               4,227,649
   3,000,000,000   Barclays Financial LLC,
                   4.460%, 9/23/2010, (KRW), 144A                               3,270,105
      34,000,000   Barclays Financial LLC, Series EMTN,
                   4.100%, 3/22/2010, (THB), 144A                               1,024,796

   Principal
  Amount (++)    Description                                      Value (+)
------------------------------------------------------------------------------
                 Banking -- continued
$ 16,371,250,000 BNP Paribas SA, Series EMTN,
                 Zero Coupon, 6/13/2011, (IDR), 144A           $     1,320,620
       1,500,000 CIT Group, Inc.,
                 5.500%, 12/01/2014, (GBP)                           2,651,184
       9,860,000 Citibank NA,
                 15.000%, 7/02/2010, (BRL), 144A                     6,126,277
      20,360,000 HSBC Bank USA,
                 Zero Coupon, 4/18/2012, (MYR), 144A                 5,039,959
      28,000,000 HSBC Bank USA,
                 Zero Coupon, 5/17/2012, (MYR), 144A                 6,898,312
       4,500,000 HSBC Bank USA,
                 3.310%, 8/25/2010, 144A                             4,980,150
         700,000 ICICI Bank Ltd.,
                 6.375%, 4/30/2022, 144A(c)                            654,570
  22,683,264,000 JPMorgan Chase & Co.,
                 Zero Coupon, 3/28/2011, (IDR), 144A                 1,864,021
  17,920,000,000 JPMorgan Chase & Co.,
                 Zero Coupon, 3/28/2011, (IDR), 144A                 1,472,203
  68,827,366,920 JPMorgan Chase & Co.,
                 Zero Coupon, 4/12/2012, (IDR), 144A                 5,116,331
      18,000,000 JPMorgan Chase & Co.,
                 Zero Coupon, 5/17/2010, (BRL), 144A                 7,493,028
      21,255,830 JPMorgan Chase & Co., Series EMTN,
                 Zero Coupon, 6/08/2012, (MYR), 144A                 5,183,740
  24,124,936,500 JPMorgan Chase London,
                 Zero Coupon, 10/21/2010, (IDR), 144A                2,059,787
         100,000 Keybank NA,
                 6.950%, 2/01/2028(b)                                  105,760
     329,700,000 Kreditanstalt fuer Wiederaufbau, Series EMTN,
                 10.000%, 10/27/2008, (ISK)                          5,197,891
      90,000,000 Rabobank Nederland, Series EMTN,
                 13.500%, 1/28/2008, (ISK), 144A                     1,451,099
                                                               ---------------
                                                                    70,741,184
                                                               ---------------
                 Beverages -- 0.1%
       1,525,000 Cia Brasileira de Bebidas,
                 8.750%, 9/15/2013                                   1,748,031
                                                               ---------------
                 Brokerage -- 0.3%
      10,000,000 Merrill Lynch & Co., Inc.,
                 10.710%, 3/08/2017, (BRL)                           5,599,018
                                                               ---------------
                 Building Materials -- 1.3%
      10,000,000 Masco Corp.,
                 5.850%, 3/15/2017(b)                                9,648,340
         970,000 Owens Corning, Inc.,
                 6.500%, 12/01/2016                                    936,851
      15,358,000 Owens Corning, Inc.,
                 7.000%, 12/01/2036                                 14,947,097
       1,060,000 USG Corp.,
                 6.300%, 11/15/2016                                    962,007
                                                               ---------------
                                                                    26,494,295
                                                               ---------------
                 Chemicals -- 0.4%
       6,305,000 Lubrizol Corp.,
                 6.500%, 10/01/2034                                  6,156,202
       2,400,000 Methanex Corp.,
                 6.000%, 8/15/2015                                   2,263,505
                                                               ---------------
                                                                     8,419,707
                                                               ---------------
                 Construction Machinery -- 0.3%
       6,935,000 Toro Co.,
                 6.625%, 5/01/2037                                   6,921,074
                                                               ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)    Description                                            Value (+)
---------------------------------------------------------------------------------------
                 Consumer Cyclical Services -- 0.5%
$     10,015,000 Western Union Co.,
                 6.200%, 11/17/2036(b)                               $     9,648,892
                                                                     ---------------
                 Distributors -- 0.2%
       3,865,000 ONEOK, Inc.,
                 6.000%, 6/15/2035                                         3,553,929
                                                                     ---------------
                 Electric -- 4.4%
      11,360,000 Bruce Mansfield Unit,
                 6.850%, 6/01/2034                                        11,558,346
      10,595,000 Cleveland Electric Illuminating Co. (The),
                 5.950%, 12/15/2036                                        9,851,390
         895,000 Commonwealth Edison Co.,
                 4.700%, 4/15/2015                                           828,923
       1,700,000 Commonwealth Edison Co.,
                 5.875%, 2/01/2033                                         1,591,069
       2,750,000 Constellation Energy Group, Inc.,
                 4.550%, 6/15/2015(b)                                      2,494,256
         960,000 Dominion Resources, Inc.,
                 5.950%, 6/15/2035                                           899,702
       5,500,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                 7.875%, 2/01/2027                                         6,150,276
       1,000,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                 8.350%, 8/01/2013                                         1,118,329
       1,905,000 ITC Holdings Corp.,
                 5.875%, 9/30/2016, 144A                                   1,891,360
       2,830,000 ITC Holdings Corp.,
                 6.375%, 9/30/2036, 144A                                   2,706,759
      10,665,000 Mackinaw Power LLC,
                 6.296%, 10/31/2023, 144A                                 11,064,084
       1,500,000 MidAmerican Energy Holdings Co.,
                 5.875%, 10/01/2012                                        1,523,160
       1,000,000 MidAmerican Energy Holdings Co.,
                 6.125%, 4/01/2036(b)                                        970,785
       7,185,000 Midamerican Energy Holdings Co.,
                 6.500%, 9/15/2037, 144A                                   7,262,627
      27,500,000 Nisource Finance Corp.,
                 6.400%, 3/15/2018                                        27,701,932
          40,750 Quezon Power Philippines Co.,
                 8.860%, 6/15/2017                                            41,158
         500,000 SP Powerassets Ltd.,
                 3.730%, 10/22/2010, (SGD)                                   345,232
       1,795,000 Toledo Edison Co.,
                 6.150%, 5/15/2037(b)                                      1,675,379
       1,075,000 White Pine Hydro LLC,
                 6.310%, 7/10/2017(e)                                      1,094,551
       1,600,000 White Pine Hydro LLC,
                 6.960%, 7/10/2037(e)                                      1,628,563
                                                                     ---------------
                                                                          92,397,881
                                                                     ---------------
                 Entertainment -- 0.5%
       3,565,000 Time Warner, Inc.,
                 6.500%, 11/15/2036(b)                                     3,439,430
       1,805,000 Time Warner, Inc.,
                 6.625%, 5/15/2029(b)                                      1,767,716
         755,000 Time Warner, Inc.,
                 6.950%, 1/15/2028                                           772,454
         505,000 Time Warner, Inc.,
                 7.625%, 4/15/2031                                           549,281
         330,000 Time Warner, Inc.,
                 7.700%, 5/01/2032                                           362,345
       3,590,000 Viacom, Inc., Class B,
                 6.875%, 4/30/2036                                         3,575,044
                                                                     ---------------
                                                                          10,466,270
                                                                     ---------------

   Principal
  Amount (++)    Description                                 Value (+)
----------------------------------------------------------------------------
                 Food & Beverage -- 2.3%
$      6,845,000 Anheuser-Busch Cos, Inc.,
                 5.950%, 1/15/2033                        $     6,669,768
       8,760,000 Anheuser-Busch Cos, Inc.,
                 6.450%, 9/01/2037(b)                           9,104,338
       6,080,000 Corn Products International, Inc.,
                 6.625%, 4/15/2037                              6,029,165
       9,925,000 Kraft Foods, Inc.,
                 6.500%, 8/11/2017                             10,252,039
       7,895,000 Kraft Foods, Inc.,
                 6.500%, 11/01/2031(b)                          7,762,522
       8,080,000 Kraft Foods, Inc.,
                 7.000%, 8/11/2037(b)                           8,476,582
                                                          ---------------
                                                               48,294,414
                                                          ---------------
                 Foreign Agency -- 0.0%
         220,000 Alberta Municipal Funding Corp.,
                 5.700%, 9/01/2011, (CAD)                         231,221
                                                          ---------------
                 Foreign Local Governments -- 0.0%
          31,300 Province of Alberta,
                 5.930%, 9/16/2016, (CAD)                          33,339
         500,000 Province of Nova Scotia,
                 6.600%, 6/01/2027, (CAD)                         607,239
                                                          ---------------
                                                                  640,578
                                                          ---------------
                 Government Guaranteed -- 2.2%
      45,000,000 Canada Housing Trust,
                 4.100%, 12/15/2008, (CAD)                     45,089,127
                                                          ---------------
                 Government Owned -- No Guarantee -- 0.2%
       3,670,000 Pemex Project Funding Master Trust,
                 8.625%, 12/01/2023                             4,537,955
                                                          ---------------
                 Government Sponsored -- 0.5%
      15,000,000 Queensland Treasury Corp.,
                 7.125%, 9/18/2017, (NZD), 144A                11,249,844
                                                          ---------------
                 Healthcare -- 2.2%
       5,000,000 HCA, Inc.,
                 5.750%, 3/15/2014                              4,193,750
         800,000 HCA, Inc.,
                 6.250%, 2/15/2013(b)                             708,000
       3,250,000 HCA, Inc.,
                 6.300%, 10/01/2012                             2,920,938
       1,510,000 HCA, Inc.,
                 6.375%, 1/15/2015                              1,287,275
       2,640,000 HCA, Inc.,
                 6.500%, 2/15/2016(b)                           2,244,000
       2,625,000 HCA, Inc.,
                 7.050%, 12/01/2027                             1,987,920
         395,000 HCA, Inc.,
                 7.500%, 12/15/2023                               322,299
         250,000 HCA, Inc.,
                 7.500%, 11/06/2033                               201,250
       1,060,000 HCA, Inc.,
                 7.580%, 9/15/2025                                863,816
       1,265,000 HCA, Inc.,
                 7.690%, 6/15/2025                              1,038,986
       1,000,000 HCA, Inc.,
                 7.750%, 7/15/2036                                800,909
       2,865,000 Hospira, Inc.,
                 6.050%, 3/30/2017                              2,818,395
         530,000 Owens & Minor, Inc.,
                 6.350%, 4/15/2016                                537,643

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)    Description                            Value (+)
--------------------------------------------------------------------
                 Healthcare -- continued
$     27,070,000 WellPoint, Inc.,
                 6.375%, 6/15/2037(b)                $    26,834,653
                                                     ---------------
                                                          46,759,834
                                                     ---------------
                 Healthcare Insurance -- 0.2%
       5,455,000 CIGNA Corp.,
                 6.150%, 11/15/2036                        5,157,986
                                                     ---------------
                 Home Construction -- 1.2%
         850,000 Centex Corp.,
                 5.250%, 6/15/2015(b)                        723,115
       3,685,000 D.R. Horton, Inc.,
                 5.250%, 2/15/2015                         3,084,990
       2,050,000 Desarrolladora Homex SAB de CV,
                 7.500%, 9/28/2015(b)                      2,039,750
       2,605,000 Lennar Corp., Series B,
                 5.600%, 5/31/2015(b)                      2,241,175
       1,870,000 Lennar Corp., Series B,
                 6.500%, 4/15/2016(b)                      1,690,372
       2,945,000 Pulte Homes, Inc.,
                 5.200%, 2/15/2015                         2,455,603
         250,000 Pulte Homes, Inc.,
                 5.250%, 1/15/2014                           208,053
       9,165,000 Pulte Homes, Inc.,
                 6.000%, 2/15/2035                         6,680,533
       3,510,000 Pulte Homes, Inc.,
                 6.375%, 5/15/2033                         2,667,323
       3,605,000 Toll Brothers Finance Corp.,
                 5.150%, 5/15/2015(b)                      3,087,553
                                                     ---------------
                                                          24,878,467
                                                     ---------------
                 Independent Energy -- 1.9%
       4,020,000 Anadarko Petroleum Corp.,
                 5.950%, 9/15/2016(b)                      3,981,444
      13,905,000 Anadarko Petroleum Corp.,
                 6.450%, 9/15/2036                        13,689,459
      10,875,000 Apache Corp.,
                 6.000%, 1/15/2037                        10,468,188
         500,000 Devon Financing Corp. LLC,
                 7.875%, 9/30/2031                           590,499
       1,625,000 Talisman Energy, Inc.,
                 5.850%, 2/01/2037                         1,448,887
       3,405,000 Talisman Energy, Inc.,
                 6.250%, 2/01/2038                         3,207,742
         160,000 XTO Energy, Inc.,
                 6.100%, 4/01/2036(b)                        154,761
       6,230,000 XTO Energy, Inc.,
                 6.750%, 8/01/2037                         6,500,569
                                                     ---------------
                                                          40,041,549
                                                     ---------------
                 Industrial Other -- 0.1%
       2,495,000 Equifax, Inc.,
                 7.000%, 7/01/2037                         2,499,217
                                                     ---------------
                 Integrated Energy -- 0.1%
       1,751,044 PF Export Receivables Master Trust,
                 6.436%, 6/01/2015, 144A                   1,765,665
                                                     ---------------
                 Life Insurance -- 0.7%
      15,400,000 ASIF Global Financing XXVII,
                 2.380%, 2/26/2009, (SGD), 144A           10,302,097

   Principal
  Amount (++)    Description                                            Value (+)
------------------------------------------------------------------------------------
                 Life Insurance -- continued
$      4,260,000 Mutual of Omaha Insurance Co.,
                 6.800%, 6/15/2036, 144A                             $     4,286,284
                                                                     ---------------
                                                                          14,588,381
                                                                     ---------------
                 Local Authorities -- 0.7%
       2,730,000 Michigan Tobacco Settlement Finance Authority,
                 7.309%, 6/01/2034                                         2,694,319
      13,640,000 Virginia Tobacco Settlement Financing Corp.,
                 6.706%, 6/01/2046                                        12,662,967
                                                                     ---------------
                                                                          15,357,286
                                                                     ---------------
                 Media Cable -- 2.9%
      15,156,000 Comcast Corp.,
                 5.650%, 6/15/2035                                        13,530,686
       2,255,000 Comcast Corp.,
                 6.450%, 3/15/2037                                         2,226,206
       4,610,000 Comcast Corp.,
                 6.500%, 11/15/2035(b)                                     4,552,131
      34,000,000 Comcast Corp.,
                 6.950%, 8/15/2037                                        35,686,740
       3,750,000 Cox Communications, Inc., Class A,
                 6.750%, 3/15/2011                                         3,914,392
         350,000 Virgin Media Finance Plc,
                 9.750%, 4/15/2014, (GBP)                                    716,099
                                                                     ---------------
                                                                          60,626,254
                                                                     ---------------
                 Media Non-Cable -- 1.3%
       2,500,000 Clear Channel Communications, Inc.,
                 4.250%, 5/15/2009                                         2,382,965
       1,000,000 Clear Channel Communications, Inc.,
                 5.750%, 1/15/2013                                           836,981
       7,700,000 News America, Inc.,
                 6.150%, 3/01/2037(b)                                      7,180,905
       4,095,000 News America, Inc.,
                 6.200%, 12/15/2034(b)                                     3,855,426
       9,760,000 News America, Inc.,
                 6.400%, 12/15/2035                                        9,425,788
       1,140,000 R.H. Donnelley Corp., Series A-1,
                 6.875%, 1/15/2013                                         1,077,300
         330,000 R.H. Donnelley Corp., Series A-2,
                 6.875%, 1/15/2013                                           311,850
       1,535,000 RH Donnelley Corp., Series A-3,
                 8.875%, 1/15/2016                                         1,563,781
                                                                     ---------------
                                                                          26,634,996
                                                                     ---------------
                 Metals & Mining -- 0.9%
      12,775,000 Newmont Mining Corp.,
                 5.875%, 4/01/2035                                        11,255,823
       1,500,000 Teck Cominco Ltd.,
                 7.000%, 9/15/2012                                         1,608,552
       1,985,000 United States Steel Corp.,
                 6.050%, 6/01/2017                                         1,899,486
       1,140,000 United States Steel Corp.,
                 6.650%, 6/01/2037                                         1,051,713
       3,735,000 Vale Overseas Ltd.,
                 6.875%, 11/21/2036(b)                                     3,848,047
                                                                     ---------------
                                                                          19,663,621
                                                                     ---------------
                 Mortgage Related -- 0.3%
       3,000,000 Bank of America-First Union NB Commercial Mortgage,
                 Series 2001-3, Class A2,
                 5.464%, 4/11/2037                                         3,038,416

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)    Description                                                  Value (+)
------------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$      2,134,189 CS First Boston Mortgage Securities Corp., Series 2005-7,
                 Class 3A1,
                 5.000%, 8/25/2020                                         $     2,094,822
         193,836 Federal Home Loan Mortgage Corp.,
                 5.000%, 12/01/2031                                                186,091
          40,848 Federal National Mortgage Association,
                 6.000%, 7/01/2029                                                  41,203
                                                                           ---------------
                                                                                 5,360,532
                                                                           ---------------
                 Non-Captive Consumer -- 1.0%
       3,550,000 Residential Capital LLC,
                 6.375%, 5/17/2013, (GBP)                                        5,556,419
       5,475,000 Residential Capital LLC,
                 6.500%, 4/17/2013                                               4,421,062
         385,000 Residential Capital LLC,
                 6.875%, 6/30/2015(c)                                              310,887
       2,690,000 Residential Capital LLC, Series EMTN,
                 8.875%, 7/01/2014, (GBP)                                        4,347,951
       5,150,000 SLM Corp.,
                 6.500%, 6/15/2010, (NZD)                                        3,518,114
       1,270,000 SLM Corp., Series A, MTN,
                 5.000%, 4/15/2015                                               1,065,168
         840,000 SLM Corp., Series A, MTN,
                 5.000%, 6/15/2018                                                 667,225
         240,000 SLM Corp., Series A, MTN,
                 5.375%, 5/15/2014                                                 209,446
         490,000 SLM Corp., Series A, MTN,
                 5.625%, 8/01/2033(b)                                              377,191
                                                                           ---------------
                                                                                20,473,463
                                                                           ---------------
                 Non-Captive Diversified -- 0.3%
         450,000 CIT Group, Inc.,
                 5.000%, 2/13/2014(b)                                              406,326
         780,000 CIT Group, Inc.,
                 5.125%, 9/30/2014                                                 711,408
       2,370,000 CIT Group, Inc.,
                 6.000%, 4/01/2036                                               2,096,230
         450,000 CIT Group, Inc., Series EMTN,
                 5.500%, 12/20/2016, (GBP)                                         774,767
       1,500,000 GMAC LLC,
                 6.875%, 9/15/2011                                               1,427,496
                                                                           ---------------
                                                                                 5,416,227
                                                                           ---------------
                 Non-Captive Finance -- 1.8%
      21,120,000 General Electric Capital Corp.,
                 6.500%, 9/28/2015, (NZD)                                       14,766,966
       4,200,000 General Electric Capital Corp.,
                 6.625%, 2/04/2010, (NZD)                                        3,072,520
      12,325,000 General Electric Capital Corp., Series EMTN,
                 6.750%, 9/26/2016, (NZD)                                        8,829,566
       4,000,000 General Electric Capital Corp., Series GMTN,
                 2.960%, 5/18/2012, (SGD)                                        2,675,662
      13,400,000 General Electric Capital Corp., Series GMTN,
                 3.485%, 3/08/2012, (SGD)                                        9,211,740
                                                                           ---------------
                                                                                38,556,454
                                                                           ---------------
                 Oil Field Services -- 0.2%
         600,000 Transocean Sedco Forex, Inc.,
                 7.375%, 4/15/2018                                                 660,841
       3,840,000 Weatherford International Ltd.,
                 6.500%, 8/01/2036                                               3,780,584
                                                                           ---------------
                                                                                 4,441,425
                                                                           ---------------

   Principal
  Amount (++)    Description                             Value (+)
---------------------------------------------------------------------
                 Paper -- 0.4%
$      1,395,000 Bowater, Inc.,
                 6.500%, 6/15/2013                    $     1,018,350
         575,000 Georgia-Pacific Corp.,
                 7.250%, 6/01/2028                            526,125
       2,460,000 Georgia-Pacific Corp.,
                 7.375%, 12/01/2025                         2,287,800
         285,000 Georgia-Pacific Corp.,
                 7.750%, 11/15/2029(b)                        270,750
       1,340,000 Georgia-Pacific Corp.,
                 8.000%, 1/15/2024                          1,306,500
       2,280,000 Georgia-Pacific Corp.,
                 8.875%, 5/15/2031                          2,285,700
         750,000 International Paper Co.,
                 4.000%, 4/01/2010                            727,677
         300,000 International Paper Co.,
                 5.250%, 4/01/2016                            283,668
                                                      ---------------
                                                            8,706,570
                                                      ---------------
                 Pharmaceuticals -- 2.5%
      20,830,000 Astrazeneca Plc,
                 6.450%, 9/15/2037                         21,597,919
      28,670,000 Johnson & Johnson,
                 5.950%, 8/15/2037                         29,398,562
         500,000 Schering-Plough Corp.,
                 5.550%, 12/01/2013                           496,643
                                                      ---------------
                                                           51,493,124
                                                      ---------------
                 Pipelines -- 3.0%
       3,685,000 Colorado Interstate Gas Co.,
                 5.950%, 3/15/2015                          3,624,308
         125,000 Colorado Interstate Gas Co.,
                 6.800%, 11/15/2015                           129,402
       2,010,000 DCP Midstream LP,
                 6.450%, 11/03/2036, 144A                   1,924,127
       2,470,000 El Paso Corp.,
                 6.950%, 6/01/2028                          2,294,445
         540,000 Energy Transfer Partners LP,
                 6.125%, 2/15/2017                            521,144
       1,605,000 Energy Transfer Partners LP,
                 6.625%, 10/15/2036                         1,513,602
       9,455,000 Enterprise Products Operating L.P.,
                 6.300%, 9/15/2017                          9,467,925
       4,390,000 Kinder Morgan Energy Partners, L.P.,
                 5.800%, 3/15/2035                          3,876,791
         310,000 Kinder Morgan Finance,
                 5.700%, 1/05/2016                            281,772
         130,000 Kinder Morgan Finance,
                 6.400%, 1/05/2036                            110,785
         320,000 Kinder Morgan, Inc., Senior Note,
                 5.150%, 3/01/2015                            285,618
       4,665,000 ONEOK Partners LP,
                 6.650%, 10/01/2036                         4,601,271
       2,130,000 Plains All American Pipeline LP,
                 6.125%, 1/15/2017                          2,131,998
       4,595,000 Plains All American Pipeline LP,
                 6.650%, 1/15/2037(b)                       4,570,908
       4,215,000 Southern Natural Gas Co.,
                 5.900%, 4/01/2017, 144A                    4,102,017
       2,415,000 Tennessee Gas Pipeline Co.,
                 7.000%, 10/15/2028(b)                      2,458,216

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)    Description                              Value (+)
----------------------------------------------------------------------
                 Pipelines -- continued
$     20,000,000 Texas Eastern Transmission LP,
                 6.000%, 9/15/2017, 144A               $    19,928,400
                                                       ---------------
                                                            61,822,729
                                                       ---------------
                 Property & Casualty Insurance -- 2.3%
       3,460,000 Marsh & McLennan Cos., Inc.,
                 5.375%, 7/15/2014                           3,338,817
      12,652,000 Marsh & McLennan Cos., Inc.,
                 5.750%, 9/15/2015(b)                       12,219,580
       9,845,000 Marsh & McLennan Cos., Inc.,
                 5.875%, 8/01/2033(b)                        8,487,512
      15,875,000 Travelers Cos., Inc.,
                 6.250%, 6/15/2037                          15,312,914
       2,830,000 Travelers Property Casualty Corp.,
                 6.375%, 3/15/2033                           2,812,386
       4,830,000 Willis North America, Inc.,
                 6.200%, 3/28/2017                           4,792,442
                                                       ---------------
                                                            46,963,651
                                                       ---------------
                 Railroads -- 2.0%
       5,000,000 Canadian Pacific Railway Ltd.,
                 4.900%, 6/15/2010, (CAD), 144A              4,983,411
       7,465,000 Canadian Pacific Railway Ltd.,
                 5.950%, 5/15/2037                           6,892,867
      10,105,000 CSX Corp.,
                 6.000%, 10/01/2036(b)                       9,461,756
      18,555,000 CSX Corp.,
                 6.250%, 3/15/2018                          18,652,414
         195,000 Missouri Pacific Railroad Co.,
                 4.750%, 1/01/2020                             157,950
         243,000 Missouri Pacific Railroad Co.,
                 4.750%, 1/01/2030                             177,390
         351,000 Missouri Pacific Railroad Co.,
                 5.000%, 1/01/2045                             242,190
       1,700,000 Union Pacific Corp.,
                 5.375%, 6/01/2033(b)                        1,456,404
                                                       ---------------
                                                            42,024,382
                                                       ---------------
                 Real Estate Investment Trusts -- 2.5%
       4,000,000 Colonial Realty LP,
                 4.800%, 4/01/2011                           3,866,364
         625,000 Colonial Realty LP,
                 5.500%, 10/01/2015(b)                         587,215
         525,000 Colonial Realty LP,
                 6.050%, 9/01/2016                             507,014
      20,000,000 Duke Realty LP,
                 6.500%, 1/15/2018                          19,784,680
       5,000,000 Equity One, Inc.,
                 6.000%, 9/15/2017, 144A                     4,746,020
      10,500,000 First Industrial LP,
                 5.950%, 5/15/2017                          10,144,722
       2,390,000 Highwoods Properties, Inc.,
                 5.850%, 3/15/2017                           2,264,843
       2,195,000 Highwoods Properties, Inc.,
                 7.500%, 4/15/2018                           2,334,310
         765,000 iStar Financial, Inc.,
                 5.150%, 3/01/2012                             707,854
         234,000 iStar Financial, Inc., Series REGS,
                 5.700%, 3/01/2014(b)                          214,944
       7,075,000 Realty Income Corp.,
                 6.750%, 8/15/2019                           7,086,306
                                                       ---------------
                                                            52,244,272
                                                       ---------------

   Principal
  Amount (++)    Description                                Value (+)
---------------------------------------------------------------------------
                 Restaurants -- 0.0%
$      1,000,000 McDonald's Corp.,
                 3.628%, 10/10/2010, (SGD)               $       686,579
                                                         ---------------
                 Retailers -- 1.8%
      12,665,000 Home Depot, Inc.,
                 5.875%, 12/16/2036                           10,817,924
      10,320,000 J.C. Penney Corp., Inc.,
                 6.375%, 10/15/2036                            9,656,248
          12,000 J.C. Penney Corp., Inc.,
                 7.125%, 11/15/2023(b)                            12,630
       7,575,000 Lowes Cos., Inc.,
                 6.650%, 9/15/2037(b)                          7,653,409
      10,580,000 Macy's Retail Holdings, Inc.,
                 6.375%, 3/15/2037                             9,673,834
                                                         ---------------
                                                              37,814,045
                                                         ---------------
                 Sovereigns -- 10.1%
       4,250,000 Canadian Government,
                 4.000%, 6/01/2016, (CAD)                      4,177,148
      83,940,000 Canadian Government,
                 4.250%, 9/01/2008, (CAD)                     84,408,373
       5,600,000 Canadian Government,
                 4.250%, 12/01/2008, (CAD)                     5,630,853
      38,265,000 Canadian Government,
                 4.250%, 9/01/2009, (CAD)                     38,563,149
       9,600,000 Canadian Government,
                 5.500%, 6/01/2010, (CAD)                      9,976,896
       3,430,000 Canadian Government,
                 5.750%, 6/01/2033, (CAD)                      4,131,242
       5,000,000 Canadian Government, Series WH31,
                 6.000%, 6/01/2008, (CAD)                      5,082,843
   3,291,600(++) Mexican Fixed Rate Bonds, Series M 20,
                 8.000%, 12/07/2023, (MXN)                    30,224,312
     770,000(++) Mexican Fixed Rate Bonds, Series MI-10,
                 9.000%, 12/20/2012, (MXN)                     7,405,444
         325,000 Republic of Brazil,
                 8.875%, 4/15/2024(b)                            418,438
      22,205,000 Republic of Brazil,
                 10.250%, 1/10/2028, (BRL)                    12,379,318
         250,000 Republic of Brazil,
                 11.000%, 8/17/2040(b)                           334,375
       6,285,000 Republic of Brazil,
                 12.500%, 1/05/2022, (BRL)                     4,205,772
         230,000 Republic of Peru,
                 6.438%, 3/07/2017(c)                            230,000
      26,245,000 Republic of South Africa,
                 13.000%, 8/31/2010, (ZAR)                     4,195,817
                                                         ---------------
                                                             211,363,980
                                                         ---------------
                 Supermarkets -- 0.8%
       1,000,000 Albertson's, Inc.,
                 6.625%, 6/01/2028                               886,929
       1,900,000 Albertson's, Inc.,
                 7.450%, 8/01/2029                             1,828,948
       3,340,000 Kroger Co.,
                 6.400%, 8/15/2017                             3,405,718
      11,100,000 Safeway, Inc.,
                 6.350%, 8/15/2017                            11,277,855
                                                         ---------------
                                                              17,399,450
                                                         ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2007

   Principal
  Amount (++)    Description                                      Value (+)
------------------------------------------------------------------------------
                 Supranational -- 2.5%
$     57,000,000 Eurofima, Series EMTN,
                 10.000%, 11/03/2008, (ISK)                    $       894,842
      15,500,000 European Investment Bank,
                 4.600%, 1/30/2037, (CAD), 144A                     14,776,152
      22,000,000 Inter-American Development Bank, Series EMTN,
                 Zero Coupon, 5/11/2009, (BRL)                       9,793,781
      13,265,000 Inter-American Development Bank, Series EMTN,
                 6.000%, 12/15/2017, (NZD)                           9,164,247
   1,023,800,000 Nordic Invest Bank,
                 13.000%, 9/12/2008, (ISK)                          16,567,701
                                                               ---------------
                                                                    51,196,723
                                                               ---------------
                 Technology -- 2.1%
       2,500,000 Arrow Electronics, Inc.,
                 6.875%, 7/01/2013                                   2,616,028
       2,000,000 Arrow Electronics, Inc.,
                 6.875%, 6/01/2018                                   2,067,682
       9,000,000 Avnet, Inc.,
                 5.875%, 3/15/2014                                   8,970,525
       6,230,000 Avnet, Inc.,
                 6.000%, 9/01/2015                                   6,090,136
       1,540,000 Avnet, Inc.,
                 6.625%, 9/15/2016                                   1,554,913
         260,000 Corning, Inc.,
                 6.850%, 3/01/2029                                     264,677
       6,650,000 Corning, Inc.,
                 7.250%, 8/15/2036                                   6,973,323
       1,365,000 Freescale Semiconductor, Inc.,
                 10.125%, 12/15/2016(b)                              1,269,450
       2,965,000 Intuit, Inc.,
                 5.750%, 3/15/2017                                   2,829,787
       4,700,000 Lucent Technologies, Inc.,
                 6.450%, 3/15/2029(b)                                3,901,000
       1,750,000 Motorola, Inc.,
                 5.220%, 10/01/2097(b)                               1,259,405
       1,000,000 Motorola, Inc.,
                 6.500%, 9/01/2025                                     968,319
       1,625,000 Motorola, Inc.,
                 8.000%, 11/01/2011                                  1,773,532
       3,115,000 Samsung Electronics Co. Ltd.,
                 7.700%, 10/01/2027, 144A                            3,526,971
                                                               ---------------
                                                                    44,065,748
                                                               ---------------
                 Textile -- 0.0%
          25,000 Kellwood Co.,
                 7.625%, 10/15/2017                                     21,875
                                                               ---------------
                 Tobacco -- 0.5%
       8,305,000 Reynolds American, Inc.,
                 6.750%, 6/15/2017(b)                                8,494,146
       2,035,000 Reynolds American, Inc.,
                 7.250%, 6/15/2037                                   2,127,338
                                                               ---------------
                                                                    10,621,484
                                                               ---------------
                 Transportation Services -- 0.1%
       1,000,000 ERAC USA Finance Co.,
                 6.800%, 2/15/2008, 144A                             1,002,653
                                                               ---------------
                 Treasuries -- 17.3%
      82,695,000 U.S. Treasury Bonds,
                 4.500%, 2/15/2036(b)                               78,398,747
     183,730,000 U.S. Treasury Bonds,
                 4.750%, 2/15/2037(b)                              181,189,382

   Principal
  Amount (++)    Description                                             Value (+)
-------------------------------------------------------------------------------------
                 Treasuries -- continued
$     94,585,000 U.S. Treasury Bonds,
                 5.375%, 2/15/2031(b)                                 $   101,250,310
                                                                      ---------------
                                                                          360,838,439
                                                                      ---------------
                 Wireless -- 1.6%
       1,000,000 America Movil SAB de CV,
                 4.125%, 3/01/2009                                            986,048
          35,000 Nextel Communications, Inc., Series E,
                 6.875%, 10/31/2013                                            35,140
      13,965,000 Nextel Communications, Inc., Series F,
                 5.950%, 3/15/2014                                         13,332,525
       1,400,000 Philippine Long Distance Telephone Co., Series EMTN,
                 8.350%, 3/06/2017                                          1,531,180
          52,000 Sprint Capital Corp.,
                 6.875%, 11/15/2028                                            50,185
          93,000 Sprint Nextel Corp.,
                 6.000%, 12/01/2016                                            89,329
       5,345,000 Vodafone Group Plc,
                 5.000%, 9/15/2015(b)                                       5,043,355
      12,805,000 Vodafone Group Plc,
                 6.150%, 2/27/2037                                         12,287,550
                                                                      ---------------
                                                                           33,355,312
                                                                      ---------------
                 Wirelines -- 4.0%
       6,625,000 AT&T Corp.,
                 6.500%, 3/15/2029                                          6,672,104
       1,205,000 AT&T, Inc.,
                 6.150%, 9/15/2034                                          1,191,197
      14,830,000 AT&T, Inc.,
                 6.500%, 9/01/2037                                         15,291,168
       1,590,000 Bell Canada,
                 5.000%, 2/15/2017, (CAD)                                   1,338,468
         270,000 Bell Canada,
                 7.300%, 2/23/2032, (CAD)                                     254,801
         335,000 Bell Canada, Series M-17,
                 6.100%, 3/16/2035, (CAD)                                     276,629
       8,125,000 BellSouth Corp.,
                 6.000%, 11/15/2034(b)                                      7,821,621
         350,000 GTE Corp.,
                 6.940%, 4/15/2028                                            363,747
       1,625,000 Koninklijke (Royal) KPN NV,
                 8.375%, 10/01/2030                                         1,870,768
         500,000 Level 3 Financing, Inc.,
                 9.250%, 11/01/2014(b)                                        492,500
         620,000 New England Telephone & Telegraph,
                 7.875%, 11/15/2029                                           688,899
         555,000 Qwest Capital Funding, Inc.,
                 6.500%, 11/15/2018                                           489,787
       2,785,000 Qwest Capital Funding, Inc.,
                 6.875%, 7/15/2028(b)                                       2,388,137
       1,440,000 Qwest Capital Funding, Inc.,
                 7.625%, 8/03/2021                                          1,346,400
       1,110,000 Qwest Capital Funding, Inc.,
                 7.750%, 2/15/2031                                          1,012,875
          90,000 Qwest Corp.,
                 6.875%, 9/15/2033(b)                                          84,150
       2,905,000 Telecom Italia Capital,
                 6.000%, 9/30/2034(b)                                       2,701,110
       2,850,000 Telecom Italia Capital,
                 6.375%, 11/15/2033                                         2,750,492
      10,520,000 Telefonica Emisiones SAU,
                 7.045%, 6/20/2036(b)                                      11,205,704

                See accompanying notes to financial statements.

Investments as of September 30, 2007


   Principal
  Amount (++)       Description                                                     Value (+)
---------------------------------------------------------------------------------------------------
                    Wirelines -- continued
$      1,000,000    Telekom Malaysia Berhad,
                    7.875%, 8/01/2025, 144A                                      $     1,163,817
      14,445,000    Telus Corp.,
                    4.950%, 3/15/2017, (CAD)                                          13,209,119
       7,175,000    Verizon Communications,
                    5.850%, 9/15/2035                                                  6,854,163
       2,484,000    Verizon Maryland, Inc.,
                    5.125%, 6/15/2033(b)                                               2,049,663
       1,330,000    Verizon New York, Inc., Series B,
                    7.375%, 4/01/2032                                                  1,415,965
                                                                                 ---------------
                                                                                      82,933,284
                                                                                 ---------------
                    Total Non-Convertible Bonds (Identified Cost $1,806,706,154)   1,865,464,088
                                                                                 ---------------
Convertible Bonds -- 0.7%
                    Banking -- 0.2%
       3,755,000    Wells Fargo & Co.,
                    5.106%, 5/01/2033(b)(c)                                            3,737,727
                                                                                 ---------------
                    Independent Energy -- 0.2%
         500,000    Devon Energy Corp.,
                    4.900%, 8/15/2008                                                    873,125
       1,750,000    Devon Energy Corp.,
                    4.950%, 8/15/2008(b)                                               3,055,938
                                                                                 ---------------
                                                                                       3,929,063
                                                                                 ---------------
                    Media Non-Cable -- 0.0%
         542,450    Liberty Media LLC,
                    3.500%, 1/15/2031                                                    525,498
                                                                                 ---------------
                    Pharmaceuticals -- 0.1%
       1,455,000    Bristol-Myers Squibb Co.,
                    5.194%, 9/15/2023(c)                                               1,460,529
         360,000    Watson Pharmaceuticals, Inc.,
                    1.750%, 3/15/2023                                                    349,650
                                                                                 ---------------
                                                                                       1,810,179
                                                                                 ---------------
                    Technology -- 0.0%
         710,000    Avnet, Inc.,
                    2.000%, 3/15/2034                                                    910,575
                                                                                 ---------------
                    Wirelines -- 0.2%
         205,000    Level 3 Communications, Inc.,
                    6.000%, 9/15/2009                                                    195,006
       3,740,000    Level 3 Communications, Inc.,
                    6.000%, 3/15/2010                                                  3,468,850
                                                                                 ---------------
                                                                                       3,663,856
                                                                                 ---------------
                    Total Convertible Bonds (Identified Cost $12,750,958)             14,576,898
                                                                                 ---------------
                    Total Bonds and Notes (Identified Cost $1,819,457,112)         1,880,040,986
                                                                                 ---------------

    Shares/
   Principal
  Amount (++)    Description                                                          Value (+)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 28.7%
     444,743,899 State Street Securities Lending Quality Trust(d)                  $   444,743,899
$    155,516,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 9/28/07 at 3.750% to be repurchased at
                 $155,564,599 on 10/01/07 collateralized by $154,950,000
                 Federal National Mortgage Association, 6.060% due 6/06/17
                 with a value of $158,630,063 including accrued interest
                 (Note 2g)                                                             155,516,000
                                                                                    ---------------
                 Total Short-Term Investments (Identified Cost $600,259,899)           600,259,899
                                                                                    ---------------
                 Total Investments -- 118.8%
                 (Identified Cost $2,419,717,011)(a)                                 2,480,300,885
                 Other assets less liabilities -- (18.8)%                             (393,223,312)
                                                                                    ---------------
                 Net Assets -- 100.0%                                              $ 2,087,077,573
                                                                                    ===============
            (++) Principal amount stated in U.S. dollars unless otherwise noted.
             (+) See Note 2a of Notes to Financial Statements.
            (++) Amount shown represents units. One unit represents a principal amount of 100.
             (a) Federal Tax Information:
                 At September 30, 2007, the net unrealized appreciation on investments based on a cost of $2,421,014,737 for federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                   $    78,054,174
                 Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                       (18,768,026)
                                                                                    ---------------
                 Net unrealized appreciation                                       $    59,286,148
                                                                                    ===============
             (b) All or a portion of this security was on loan to brokers at September 30, 2007.
             (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.
             (d) Represents investments of security lending collateral.
             (e) Illiquid Security. At September 30, 2007 the value of these securities amounted to
                 $2,723,114 or 0.1% of total net assets.
            144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
                 These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the total value of these securities amounted to $175,206,767 or 8.4% of net assets.
            EMTN Euro Medium Term Note
            GMTN Global Medium Term Note
             MTN Medium Term Note
             BRL Brazilian Real
             CAD Canadian Dollar
             GBP British Pound
             IDR Indonesian Rupiah
             ISK Iceland Krona
             KRW South Korean Won
             MXN Mexican Peso
             MYR Malaysian Ringgit
             NZD New Zealand Dollar
             SGD Singapore Dollar
             THB Thailand Baht
             ZAR South African Rand

                See accompanying notes to financial statements.

Investments as of September 30, 2007


Holdings at September 30, 2007 as a Percentage of Net Assets (Unaudited)

                      Treasuries                    17.3%
                      Sovereigns                    10.1
                      Electric                       4.4
                      Wirelines                      4.2
                      Banking                        3.6
                      Pipelines                      3.0
                      Media Cable                    2.9
                      Pharmaceuticals                2.6
                      Real Estate Investment Trusts  2.5
                      Supranational                  2.5
                      Food & Beverage                2.3
                      Property & Casualty Insurance  2.3
                      Healthcare                     2.2
                      Government Guaranteed          2.2
                      Technology                     2.1
                      Independent Energy             2.1
                      Railroads                      2.0
                      Other, less than 2% each      21.8

Currency Exposure at September 30, 2007 as a Percentage of Net Assets
(Unaudited)

                         United States Dollar     67.5%
                         Canadian Dollar          11.1
                         New Zealand Dollar        2.4
                         Brazilian Real            2.2
                         Other, less than 2% each  6.9

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

 ASSETS
  Investments at cost                                          $2,419,717,011
  Net unrealized appreciation                                      60,583,874
                                                               --------------
    Investments at value (a)                                    2,480,300,885
  Cash                                                                326,560
  Foreign currency at value (identified cost $800,466)                835,375
  Receivable for Fund shares sold                                  36,311,768
  Receivable for securities sold                                      386,385
  Interest receivable                                              22,180,920
  Securities lending income receivable                                110,439
                                                               --------------
    TOTAL ASSETS                                                2,540,452,332
                                                               --------------
 LIABILITIES
  Collateral on securities loaned, at value (Note 2)              444,743,899
  Payable for securities purchased                                  3,529,169
  Payable for Fund shares redeemed                                  3,955,042
  Management fees payable (Note 4)                                    639,570
  Administrative fees payable (Note 4)                                 86,120
  Deferred Trustees' fees (Note 4)                                     88,429
  Service and distribution fees payable (Note 4)                       78,654
  Other accounts payable and accrued expenses                         253,876
                                                               --------------
    TOTAL LIABILITIES                                             453,374,759
                                                               --------------
 NET ASSETS                                                    $2,087,077,573
                                                               ==============
 NET ASSETS CONSIST OF :
  Paid-in capital                                              $2,008,638,899
  Undistributed net investment income                              21,428,235
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (3,763,789)
  Net unrealized appreciation on investments and foreign
    currency translations                                          60,774,228
                                                               --------------
 NET ASSETS                                                    $2,087,077,573
                                                               ==============
 COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets                                                 $  834,736,157
                                                               ==============
    Shares of beneficial interest                                  71,170,153
                                                               ==============
    Net asset value and redemption price per share             $        11.73
                                                               ==============
    Offering price per share (100/95.5 of 11.73) (Note 1)      $        12.28
                                                               ==============
  Class B shares: (redemption price per share is equal to
    net asset value less any applicable contingent deferred
    sales charge) (Note 1)
    Net assets                                                 $   17,082,141
                                                               ==============
    Shares of beneficial interest                                   1,462,575
                                                               ==============
    Net asset value and offering price per share               $        11.68
                                                               ==============
  Class C shares: (redemption price per share is equal to
    net asset value less any applicable contingent deferred
    sales charge) (Note 1)
    Net assets                                                 $  605,933,634
                                                               ==============
    Shares of beneficial interest                                  51,959,975
                                                               ==============
    Net asset value and offering price per share (Note 1)      $        11.66
                                                               ==============
  Class Y shares:
    Net assets                                                 $  448,873,063
                                                               ==============
    Shares of beneficial interest                                  38,258,299
                                                               ==============
    Net asset value, offering and redemption price per share   $        11.73
                                                               ==============
  Class J Shares:
    Net assets                                                 $  180,452,578
                                                               ==============
    Shares of beneficial interest                                  15,403,700
                                                               ==============
    Net asset value and redemption price per share             $        11.71
                                                               ==============
    Offering price per share (100/96.50 of $11.71) (Note 1)    $        12.13
                                                               ==============
 (a) Including securities on loan with a market values of:     $  437,221,297
                                                               ==============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended September 30, 2007

INVESTMENT INCOME
  Interest                                                                           $ 65,354,306
  Securities lending income (Note 2)                                                      460,627
  Less net foreign taxes withheld                                                         (20,629)
                                                                                     ------------
                                                                                       65,794,304
                                                                                     ------------
  Expenses
   Management fees (Note 4)                                                             4,482,250
   Service fees - Class A (Note 4)                                                      1,029,135
   Service and distribution fees - Class B (Note 4)                                       113,065
   Service and distribution fees - Class C (Note 4)                                     2,896,303
   Service and distribution fees - Class J (Note 4)                                     1,436,011
   Trustees' fees and expenses (Note 4)                                                    45,094
   Administrative fees (Note 4)                                                           617,404
   Custodian fees and expenses                                                            114,767
   Transfer agent fees and expenses - Class A                                             280,938
   Transfer agent fees and expenses - Class B                                               8,438
   Transfer agent fees and expenses - Class C                                             193,483
   Transfer agent fees and expenses - Class Y                                              93,687
   Transfer agent fees and expenses - Class J                                               8,942
   Audit fees                                                                              41,865
   Legal fees - Class A                                                                     9,780
   Legal fees - Class B                                                                       300
   Legal fees - Class C                                                                     6,232
   Legal fees - Class Y                                                                     5,256
   Legal fees - Class J                                                                    19,114
   Shareholder reporting expenses - Class A                                                47,160
   Shareholder reporting expenses - Class B                                                 5,128
   Shareholder reporting expenses - Class C                                                39,510
   Shareholder reporting expenses - Class Y                                                14,495
   Shareholder reporting expenses - Class J                                                68,289
   Registration fees - Class A                                                             71,723
   Registration fees - Class B                                                             12,416
   Registration fees - Class C                                                             43,507
   Registration fees - Class Y                                                             44,043
   Registration fees - Class J                                                              2,108
   Expense recapture - Class Y (Note 4)                                                     3,559
   Miscellaneous expenses                                                                  25,476
                                                                                     ------------
  Total expenses                                                                       11,779,478
   Less fee reduction and/or expense reimbursement (Note 4)                                  (830)
                                                                                     ------------
  Net expenses                                                                         11,778,648
                                                                                     ------------
  Net investment income                                                                54,015,656
                                                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain on:
   Investments - net                                                                   15,353,844
   Foreign currency transactions - net                                                    343,011
  Change in unrealized appreciation on:
   Investments - net                                                                   35,363,125
   Foreign currency translations - net                                                    177,047
                                                                                     ------------
  Net realized and unrealized gain on investments and foreign currency transactions    51,237,027
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $105,252,683
                                                                                     ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                               Year Ended
                                                                                              September 30,
                                                                                                  2007
                                                                                          ---------------------
                                                                                          ---------------------
FROM OPERATIONS:
  Net investment income                                                                   $          54,015,656
  Net realized gain on investments and foreign currency transactions                                 15,696,855
  Net change in unrealized appreciation on investments and foreign currency translations             35,540,172
                                                                                          ---------------------
  Net increase in net assets resulting from operations                                              105,252,683
                                                                                          ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Class A                                                                                          (20,224,906)
   Class B                                                                                             (482,009)
   Class C                                                                                          (12,175,921)
   Class Y                                                                                          (11,008,683)
   Class J                                                                                           (9,643,008)
  Capital gains
   Class A                                                                                                   --
   Class B                                                                                                   --
   Class C                                                                                                   --
   Class Y                                                                                                   --
   Class J                                                                                                   --
                                                                                          ---------------------
  Total distributions                                                                               (53,534,527)
                                                                                          ---------------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                   1,503,474,421
                                                                                          ---------------------
  Net increase in net assets                                                                      1,555,192,577
                                                                                          ---------------------
NET ASSETS
  Beginning of year                                                                                 531,884,996
                                                                                          ---------------------
  End of year                                                                             $       2,087,077,573
                                                                                          =====================
UNDISTRIBUTED NET INVESTMENT INCOME                                                       $          21,428,235
                                                                                          =====================

                                                                                               Year Ended
                                                                                              September 30,
                                                                                                  2006
                                                                                          ---------------------
                                                                                          ---------------------
FROM OPERATIONS:
  Net investment income                                                                   $          18,123,742
  Net realized gain on investments and foreign currency transactions                                  4,085,391
  Net change in unrealized appreciation on investments and foreign currency translations              1,788,111
                                                                                          ---------------------
  Net increase in net assets resulting from operations                                               23,997,244
                                                                                          ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
   Class A                                                                                           (4,862,695)
   Class B                                                                                             (236,234)
   Class C                                                                                           (2,545,779)
   Class Y                                                                                           (2,385,934)
   Class J                                                                                          (16,362,403)
  Capital gains
   Class A                                                                                           (1,094,552)
   Class B                                                                                              (72,697)
   Class C                                                                                             (662,167)
   Class Y                                                                                             (499,013)
   Class J                                                                                           (5,341,430)
                                                                                          ---------------------
  Total distributions                                                                               (34,062,904)
                                                                                          ---------------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)                                     130,917,651
                                                                                          ---------------------
  Net increase in net assets                                                                        120,851,991
                                                                                          ---------------------
NET ASSETS
  Beginning of year                                                                                 411,033,005
                                                                                          ---------------------
  End of year                                                                             $         531,884,996
                                                                                          =====================
UNDISTRIBUTED NET INVESTMENT INCOME                                                       $           6,585,027
                                                                                          =====================

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                           Income (Loss) from Investment Operations:             Less Distributions:
                           -----------------------------------------  -----------------------------------------

                Net asset
                  value,                                                Dividends    Distributions
                beginning     Net         Net realized    Total from       from        from net
                    of     investment    and unrealized   investment  net investment   realized        Total
                the period income (d)     gain (loss)     operations      income     capital gains distributions
                ---------- ----------    --------------   ----------  -------------- ------------- -------------
   Class A
  9/30/2007     $    11.35 $     0.58      $     0.42     $     1.00    $    (0.62)   $       --    $    (0.62)
  9/30/2006          11.71       0.51            0.10           0.61         (0.75)        (0.22)        (0.97)
  9/30/2005          11.84       0.49            0.29           0.78         (0.74)        (0.17)        (0.91)
  9/30/2004          11.54       0.52            0.45           0.97         (0.60)        (0.07)        (0.67)
  9/30/2003          10.23       0.58            1.46           2.04         (0.59)        (0.14)        (0.73)
   Class B
  9/30/2007          11.31       0.47            0.43           0.90         (0.53)           --         (0.53)
  9/30/2006          11.67       0.42            0.10           0.52         (0.66)        (0.22)        (0.88)
  9/30/2005          11.82       0.41            0.27           0.68         (0.66)        (0.17)        (0.83)
  9/30/2004          11.53       0.43            0.45           0.88         (0.52)        (0.07)        (0.59)
  9/30/2003(f)       11.21       0.02            0.30           0.32            --            --            --
   Class C
  9/30/2007          11.30       0.49            0.42           0.91         (0.55)           --         (0.55)
  9/30/2006          11.66       0.42            0.11           0.53         (0.67)        (0.22)        (0.89)
  9/30/2005          11.81       0.40            0.28           0.68         (0.66)        (0.17)        (0.83)
  9/30/2004          11.53       0.43            0.45           0.88         (0.53)        (0.07)        (0.60)
  9/30/2003(f)       11.21       0.02            0.30           0.32            --            --            --
   Class Y
  9/30/2007          11.36       0.61            0.41           1.02         (0.65)           --         (0.65)
  9/30/2006          11.71       0.55            0.11           0.66         (0.79)        (0.22)        (1.01)
  9/30/2005          11.85       0.54            0.28           0.82         (0.79)        (0.17)        (0.96)
  9/30/2004          11.54       0.57            0.45           1.02         (0.64)        (0.07)        (0.71)
  9/30/2003          10.23       0.61            1.46           2.07         (0.62)        (0.14)        (0.76)
   Class J
  9/30/2007          11.34       0.52            0.42           0.94         (0.57)           --         (0.57)
  9/30/2006          11.69       0.46            0.11           0.57         (0.70)        (0.22)        (0.92)
  9/30/2005          11.83       0.46            0.27           0.73         (0.70)        (0.17)        (0.87)
  9/30/2004          11.53       0.48            0.44           0.92         (0.55)        (0.07)        (0.62)
  9/30/2003          10.22       0.52            1.47           1.99         (0.54)        (0.14)        (0.68)


(a)Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(b)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher. See Note 4.
(c)Annualized for the periods less than one year, if applicable.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, Class C (prior to February 1, 2004) and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)From commencement of Class operations on September 12, 2003 through September 30, 2003.
(g)Includes expense recapture of 0.06%, 0.09% and 0.03% for Class A, Class C and Class J, respectively. See Note 4.
(h)Includes expense recapture of less than 0.01% for Class Y. See Note 4.

                See accompanying notes to financial statements.

                                        Ratios to Average Net Assets
                                  ----------------------------------------

Net asset             Net assets,
  value,     Total      end of        Net         Gross     Net investment Portfolio
  end of     return   the period    expenses     expenses       income     turnover
the period (%) (a)(e)   (000's)    (%) (b)(c)    (%) (c)       (%) (c)     rate (%)
---------- ---------- ----------- ----------   ---------    -------------- ---------
$    11.73       9.1  $  834,736       0.83         0.83           5.05           35
     11.35       5.6     152,054       0.92(g)      0.92(g)        4.59           35
     11.71       6.8      39,168       0.95         1.14           4.21           28
     11.84       8.8       9,506       0.93         1.67           4.52           29
     11.54      20.6       1,128       0.80         4.67           5.21           34
     11.68       8.2      17,082       1.70         1.71           4.16           35
     11.31       4.8       5,525       1.70         1.89           3.75           35
     11.67       5.9       3,443       1.70         2.18           3.47           28
     11.82       7.9       1,797       1.70         2.42           3.77           29
     11.53       2.9         160       1.70         7.81           5.83           34
     11.66       8.3     605,934       1.57         1.57           4.30           35
     11.30       4.9      82,863       1.70(g)      1.70(g)        3.79           35
     11.66       5.9      27,992       1.70         1.97           3.45           28
     11.81       7.9       9,191       1.70         2.42           3.74           29
     11.53       2.9           3       1.70         7.81           4.35           34
     11.73       9.3     448,873       0.55(h)      0.55(h)        5.33           35
     11.36       6.1      76,548       0.55         0.63           4.94           35
     11.71       7.1      26,012       0.55         0.82           4.61           28
     11.85       9.2      12,543       0.55         1.08           4.92           29
     11.54      20.9      10,230       0.55         1.34           5.58           34
     11.71       8.5     180,453       1.28         1.28           4.57           35
     11.34       5.3     214,894       1.30(g)      1.30(g)        4.09           35
     11.69       6.4     314,418       1.30         1.35           3.89           28
     11.83       8.3     342,871       1.30         1.33           4.15           29
     11.53      20.0     335,666       1.30         1.36           4.79           34

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"); the financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. On
June 1, 2007, the Board of Trustees of the Natixis Funds (formerly IXIS Advisor Funds) approved the termination of offering of Class B shares. Effective
July 30, 2007, no new accounts may be opened in Class B shares. No additional investments into Class B shares may be made after October 12, 2007. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. The minimum initial investment for Class Y shares is $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund's prospectus. Prior to March 16, 2007 the minimum initial investment for Class Y shares was $1,000,000. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

September 30, 2007


c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2007, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement 109 ("FIN 48") was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Subsequent thereto, the United States Securities and Exchange Commission ("SEC") indicated that it would not object if a fund first adopts FIN 48 on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Notwithstanding the projected regulatory implementation date of March 31, 2008 for the Fund, Management has already implemented FIN 48 and has performed an analysis of the Fund's tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Fund's net assets at September 30, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees' fees, capital loss carryforwards, post-October loss deferrals and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

September 30, 2007


The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2007 and 2006 was as follows:

      2007 Distributions Paid From:         2006 Distributions Paid From:
  ------------------------------------- -------------------------------------
   Ordinary     Long-Term                Ordinary     Long-Term
    Income    Capital Gains    Total      Income    Capital Gains    Total
  ----------- ------------- ----------- ----------- ------------- -----------
  $53,534,527      $--      $53,534,527 $26,394,301  $7,668,603   $34,062,904

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                   $21,516,666
          Capital Loss Carryforward:

          Expires September 30, 2014                         (215,200)
          Expires September 30, 2015                       (1,753,185)
                                                          -----------
          Total capital loss carryforward                  (1,968,385)
          Deferred net capital losses (post-October 2006)    (497,678)
          Unrealized appreciation                          59,476,502
                                                          -----------
          Total accumulated earnings                      $78,527,105
                                                          ===========

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at September 30, 2007 were $437,221,297 and $444,743,899, respectively.

i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j. New Accounting Pronouncement. In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Fund's financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2007, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were $1,162,678,540 and $125,269,952, respectively. Purchases and sales of U.S. Government/Agency Securities (excluding short-term investments and including paydowns) were $521,700,187 and $246,155,485, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

September 30, 2007


Loomis Sayles has given a binding undertaking to the Fund to reduce its management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2008 and will be reevaluated on an annual basis. For the year ended
September 30, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

   Expense Limits as a Percentage of
       Average Daily Net Assets
---------------------------------------
Class A Class B Class C Class Y Class J
------- ------- ------- ------- -------
 0.95%   1.70%   1.70%   0.55%   1.30%

For the year ended September 30, 2007, the management fees for the Fund were $4,482,250 (0.40% of average daily net assets).

For the year ended September 30, 2007, expenses have been reimbursed to the Fund in the amount of $830.

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through reduction of the management fees or otherwise) on a Class by Class basis in later periods to the extent the expenses of a Class fall below a class expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2007 were as follows:

          Expenses Subject
      to Possible Reimbursement
Class until September 30, 2008
----- -------------------------
A               $ --
B                830
C                 --
Y                 --
J                 --
                ----
Total           $830
                ----

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by Natixis Global Asset Management, L.P. ("Natixis US") (formerly IXIS Asset Management US Group, L.P.), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France.

b. Administrative Fees. Natixis Asset Management Advisors, ("Natixis Advisors") (formerly IXIS Asset Management Advisors, L.P.) provides certain administrative services for the Fund and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I (formerly IXIS Advisors Funds Trust I), Natixis Funds Trust II (formerly IXIS Advisors Funds Trust II), Natixis Funds Trust III (formerly IXIS Advisors Funds Trust III), Natixis Funds Trust IV (formerly IXIS Advisors Funds Trust IV), Natixis Cash Management Trust (formerly IXIS Advisor Cash Management Trust), ("Natixis Funds Trusts"), Loomis Sayles Funds I and the Trust ("Loomis Sayles Funds Trusts") and Natixis Advisors (the "Administrative Service Agreement"), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million. Effective September 17, 2007, pursuant to an amendment to the Administrative Service Agreement, the Hansberger International Series were added to the Agreement and pays Natixis Advisors monthly its prorated portion of the above mentioned fees.

Prior to July 1, 2007, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2007, amounts paid to Natixis Advisors for administrative fees were $617,404.

Effective October 1, 2007, State Street Bank has agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Fund to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

c. Service and Distribution Fees. Natixis Distributors, L.P. ("Natixis Distributors") (formerly IXIS Asset Management Distributors, L.P.), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of Natixis US.

September 30, 2007

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund's Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2007 the Fund paid the following service and distribution fees:

                    Service Fees                  Distribution Fees
        ------------------------------------ ---------------------------
         Class A   Class B Class C  Class J  Class B  Class C   Class J
         -------   ------- -------  -------  -------  -------   -------
        $1,029,135 $28,266 $724,076 $478,670 $84,799 $2,172,227 $957,341

d. Sub-Transfer Agent Fee. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund's transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares sold) not exceeding what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Distributor pays the remainder of the fees. Listed below are the fees incurred by the Fund which are reflected in the transfer agent fees and expenses in the Statement of Operations.

                   Class A  Class B Class C  Class Y Class J
                   -------  ------- -------  ------- -------
                   $164,752 $4,925  $115,247 $84,580   --

e. Commissions. The Fund has been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in Class A, B and C shares of the Fund were $3,038,154 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $31,502 for the year ended September 30, 2007.

f. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

5. Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2007, the Fund had no borrowings under this agreement.

September 30, 2007


6. Shareholders. At September 30, 2007, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 216,298 shares of beneficial interest of Class Y shares.

7. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2007
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                      62,683,448  $     718,750,421
   Issued in connection with the reinvestment of distributions          1,215,478         13,890,899
   Redeemed                                                            (6,122,274)       (70,007,079)
                                                                 ----------------  -----------------
   Net change                                                          57,776,652  $     662,634,241
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                       1,066,683  $      12,151,938
   Issued in connection with the reinvestment of distributions             21,567            245,601
   Redeemed                                                              (114,073)        (1,298,212)
                                                                 ----------------  -----------------
   Net change                                                             974,177  $      11,099,327
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                      46,067,893  $     525,272,541
   Issued in connection with the reinvestment of distributions            406,871          4,631,767
   Redeemed                                                            (1,848,031)       (21,049,506)
                                                                 ----------------  -----------------
   Net change                                                          44,626,733  $     508,854,802
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                      34,163,364  $     391,585,504
   Issued in connection with the reinvestment of distributions            578,308          6,613,133
   Redeemed                                                            (3,224,099)       (36,901,729)
                                                                 ----------------  -----------------
   Net change                                                          31,517,573  $     361,296,908
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                         550,000  $       6,284,374
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (4,100,330)       (46,695,231)
                                                                 ----------------  -----------------
   Net change                                                          (3,550,330) $     (40,410,857)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                131,344,805  $   1,503,474,421
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                      11,230,945  $     126,226,876
   Issued in connection with the reinvestment of distributions            352,275          3,935,430
   Redeemed                                                            (1,535,143)       (17,175,742)
                                                                 ----------------  -----------------
   Net change                                                          10,048,077  $     112,986,564
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         240,949  $       2,698,624
   Issued in connection with the reinvestment of distributions             16,025            178,511
   Redeemed                                                               (63,654)          (714,457)
                                                                 ----------------  -----------------
   Net change                                                             193,320  $       2,162,678
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       5,470,170  $      61,111,182
   Issued in connection with the reinvestment of distributions             70,352            782,300
   Redeemed                                                              (607,944)        (6,782,002)
                                                                 ----------------  -----------------
   Net change                                                           4,932,578  $      55,111,480
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       5,065,197  $      56,470,540
   Issued in connection with the reinvestment of distributions            181,821          2,031,990
   Redeemed                                                              (727,813)        (8,198,573)
                                                                 ----------------  -----------------
   Net change                                                           4,519,205  $      50,303,957
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                       1,154,600  $      12,921,601
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (9,098,390)      (102,568,629)
                                                                 ----------------  -----------------
   Net change                                                          (7,943,790) $     (89,647,028)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 11,749,390  $     130,917,651
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the "Fund"), at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                   Number of Portfolios in
                         Trust, Length of Time       Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth Served and Term of Office*     During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------     ---------------------      ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.          Trustee,          Douglas Dillon Professor and   41;
(1940)                         since 2003         Director of the Belfer Center  Director, Taubman Centers,
                          Contract Review and     for Science and International  Inc. (real estate investment
                          Governance Committee    Affairs, John F. Kennedy       trust)
                                 Member           School of Government,
                                                  Harvard University

Charles D. Baker                Trustee,          President and Chief Executive  41;
(1956)                         since 2005         Officer, Harvard Pilgrim       None
                          Contract Review and     Health Care (health plan)
                          Governance Committee
                                 Member

Edward A. Benjamin              Trustee,          Retired                        41;
(1938)                         since 2002                                        None
                        Chairman of the Contract
                         Review and Governance
                               Committee

Daniel M. Cain                  Trustee,          President and Chief Executive  41;
(1945)                         since 2003         Officer, Cain Brothers &       Director, Sheridan
                         Chairman of the Audit    Company, Incorporated          Healthcare Inc. (physician
                               Committee          (investment banking)           practice management)
                                                                                 Trustee, Lexington Strategic
                                                                                 Asset Corporation (realty
                                                                                 investment trust)

Richard Darman                  Trustee,          Partner, The Carlyle Group     41;
(1943)                         since 2003         (investments); formerly,       Director and Chairman of the
                          Contract Review and     Professor, John F. Kennedy     Board of Directors, AES
                          Governance Committee    School of Government,          Corporation (international
                                 Member           Harvard University             power company)

Jonathan P. Mason               Trustee,          Chief Financial Officer, Cabot 41;
(1958)                         since 2007         Corp. (specialty chemicals);   None
                         Audit Committee Member   formerly, Vice President and
                                                  Treasurer, International Paper
                                                  Company; formerly, Chief
                                                  Financial Officer, Carter Holt
                                                  Harvey (forest products)

Sandra O. Moose         Chairperson of the Board  President, Strategic Advisory  41;
(1942)                     of Trustees since      Services (management           Director, Verizon
                             November 2005        consulting); formerly, Senior  Communications; Director,
                                Trustee,          Vice President and Director,   Rohm and Haas Company
                               since 2003         The Boston Consulting Group,   (specialty chemicals);
                        Ex officio member of the  Inc. (management consulting)   Director, AES Corporation
                          Audit Committee and                                    (international power
                          Contract Review and                                    company)
                          Governance Committee

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)       Fund Complex Overseen***
Name and Year of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Cynthia L. Walker                Trustee,           Executive Dean for                          41;
(1956)                          since 2005          Administration (formerly,                   None
                          Audit Committee Member    Dean for Finance & CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/   Chief Executive Officer and President, Chairman, Director               41;
(1947)                           Trustee,           and Chief Executive Officer,                None
555 California Street           since 2002          Loomis, Sayles & Company,
San Francisco, CA 94104                             L.P.

John T. Hailer/2/         President and Trustee,    President and Chief Executive               41;
(1960)                          since 2003          Officer, Natixis Asset                      None
                                                    Management Advisors, L.P.,
                                                    Natixis Distributors, L.P. ,
                                                    Natixis Global Associates, Inc.
                                                    and Natixis Global Asset
                                                    Management North America;
                                                    President and Chief Executive
                                                    Officer, Natixis Funds Trust I,
                                                    Natixis Funds Trust II, Natixis
                                                    Funds Trust III, Natixis Funds
                                                    Trust IV, Natixis Cash
                                                    Management Trust, and
                                                    Hansberger International
                                                    Series; Executive Vice
                                                    President of Loomis Sayles
                                                    Funds I

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (the "Funds' Trusts"). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or IXIS Equity Diversified Portfolio, which liquidated on August 3, 2007. The number of portfolios overseen includes, as of September 14, 2007, the five series of the Hansberger International Series.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and the Distributor.

                        TRUSTEE AND OFFICER INFORMATION


                         Position(s) Held with the
                            Trust Length of Time
Name and Year of Birth   Served and Term of Office*      Principal Occupation(s) During Past 5 Years**
----------------------   --------------------------      ---------------------------------------------

OFFICERS OF THE TRUST

Coleen Downs Dinneen        Secretary, Clerk and      Senior Vice President, General Counsel, Secretary
(1960)                      Chief Legal Officer,      and Clerk (formerly, Deputy General Counsel,
                            since September 2004      Assistant Secretary and Assistant Clerk), Natixis
                                                      Distribution Corporation, Natixis Distributors, L.P.
                                                      and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss           Executive Vice President,    Vice Chairman and Director, Loomis, Sayles &
(1933)                        since June 2003         Company, L.P.
One Financial Center
Boston, MA 02111

Russell L. Kane          Chief Compliance Officer,    Chief Compliance Officer for Mutual Funds, Senior
(1969)                        since May 2006;         Vice President, Deputy General Counsel, Assistant
                         Assistant Secretary since    Secretary and Assistant Clerk, Natixis Distributors,
                                 June 2004;           L.P. and Natixis Asset Management Advisors, L.P.;
                       Anti-Money Laundering Officer  Vice President, Associate General Counsel,
                              since April 2007        Assistant Secretary and Assistant Clerk, Natixis
                                                      Distribution Corporation; formerly, Senior
                                                      Counsel, Columbia Management Group.

Michael C. Kardok      Treasurer, Principal Financial Senior Vice President, Natixis Asset Management
(1959)                    and Accounting Officer,     Advisors, L.P. and Natixis Distributors, L.P.;
                             since October 2004       formerly, Senior Director, PFPC Inc.

Robert Krantz             Executive Vice President    Executive Vice President, Natixis Distributors, L.P.
(1964)                                                and Natixis Asset Management Advisors, L.P.

* Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity.

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee.
Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.   Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                          Audit fees     Audit-related fees/1/   Tax fees/2/   All other fees/3/
                       ----------------- --------------------- --------------- -----------------
                         2006     2007       2006      2007     2006    2007     2006     2007
                       -------- -------- ----------- --------- ------- ------- ---------- ----
Loomis Sayles Funds II $351,270 $468,651 $13,873     $4,000    $80,200 $97,567 $50,402    $--

--------
1. Audit-related fees consist of the performance of agreed-upon procedures related to the Registrant's deferred compensation plan and a change in the Trust's custodian (2006) and review of 485b filing for Loomis Sayles Value Fund in relation to new classes of shares offered (2007).
2. The tax fees consist of review of year-end shareholder reporting and a review of the Registrant's tax returns (2006 and 2007).
3. All other fees consist of filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund and a review of income and expense allocation methods in conjunction with the annual renewal of the management contract.

Aggregate fees billed to the Registrant for non-audit services during 2006 and 2007 were $144,475 and $101,567, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant ("Control Affiliates") for the last two fiscal years.

                                    Audit-related fees Tax fees  All other fees
                                    ------------------ --------- --------------
                                      2006     2007    2006 2007  2006    2007
                                    --------- -------  ---- ---- -------  ----
Control Affiliates                  $17,250   $12,000  $--  $--  $45,800  $--

Aggregate fees billed to Control Affiliates for non-audit services during 2006 and 2007 were $63,050 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.  Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as exhibits (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.
(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds II

                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  November 28, 2007

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  November 28, 2007